EXHIBIT 10.43

                                                                      Commercial

                            ASSET PURCHASE AGREEMENT

     This ASSET PURCHASE AGREEMENT (this "Agreement") is made and entered into as of October 23, 1998, by and between Texas instruments Incorporated, a Delaware corporation ("Purchaser"), on the one hand, and Harris Corporation, a Delaware corporation acting through its Semiconductor Sector ("Harris"), Harris Advanced Technology (Malaysia) Sdn. Bhd, a Malaysian corporation ("HAT"), and Harris Southwest Properties, Inc., a Delaware corporation ("HSP," with HSP, Harris and HAT sometimes referred to collectively as the "Sellers" and individually as a "Seller"), on the other hand.

                                    RECITALS:

     WHEREAS, Sellers presently conduct the business (the "Commercial Logic Business") of manufacturing, marketing and selling commercial digital logic integrated circuits (the "Commercial Logic Products"), all of which are listed by part number on Schedule 6.9(g) hereto; and

     WHEREAS, Sellers desire to sell and Purchaser desires to purchase the exclusive right to manufacture, market and sell the Commercial Logic Products and certain assets, rights and properties of Sellers used or useful in connection with the Commercial Logic Business, all on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

                                 I. DEFINITIONS

     1.1 Definitions. As used in this Agreement, unless the context otherwise requires, capitalized terms used in this Agreement shall have the meanings set forth on Exhibit A hereto.

                             II. PURCHASE OF ASSETS

     2.1 Purchase and Sale of Transferred Assets. On the terms and subject to the conditions hereof, at the Closing (as defined in Section 5.1), Sellers will sell, transfer, convey, assign and deliver, and Purchaser will purchase and accept, all of Sellers' right, title and interest in and to the rights, properties and assets described in this Section 2.1, except for the intellectual Property (as defined in the IP Agreement) which shall only be transferred in accordance with the IP Agreement (collectively, the "Transferred Assets"), free and clear of all Liens except Permitted Liens:

     (a) Products. All right, title and interest of Sellers in and to the Commercial Logic Products and the manufacture, marketing and sale thereof, including without limitation the part numbers and package designations associated therewith and samples of each Commercial Logic Product;

     (b) Inventories. All inventory of finished Commercial Logic Products and all inventory of probed Commercial Logic Product die, wherever located (the "Commercial Logic Product Inventory");

     (c) Expensed Assets. Certain expensed assets of Sellers used or held for use in connection with the Commercial Logic Business, as identified on Schedule 2.1(c) hereto except to the extent that such is exclusively used in the Military Logic Business (as defined in the IP Agreement and used hereinafter);

     (d) [Intentionally omitted.]

     (e) Component Testing Software and Hardware and Associated Documentation. All component software test programs used in the Commercial Logic Business, associated probe cards and final test fixtures (including diagrams thereof and associated documentation) used or useful in the design and manufacture of the Commercial Logic Products, including such as are identified on Schedule 2.1(e) hereto except to the extent that such is exclusively used in the Military Logic Business (the "Testing Hardware and Software");

     (f) Product Software. All design, development, application and technical support software and associated documentation used or useful in the design and manufacture of the Commercial Logic Products, including such as are identified on Schedule 2.1(f) hereto except to the extent that such is exclusively used in the Military Logic Business (the "Product Software");

     (g) Technical Data. All technical information used or useful in the Commercial Logic Business (whether in written or electronic format) or relating to the Commercial Logic Products or to the manufacture, marketing and sale thereof, including such information identified on Schedule 2.1(g) hereto except to the extent that such is exclusively used in the Military Logic Business, and further including, without limitation, all test flows for probe and final test, yield data by device for wafer fab and final test, Commercial Logic Product data books or data sheets, outstanding specification waivers, outstanding product change notices, special current customer requirements, specific flow for current customers, characterization packets and electrical data logs, process and assembly qualification data, ESD data, all device revisions, all die revisions, die size, fabrication processes, layout rules for each technology, layout data by device, process parameter limits for each technology, process history data for each technology, process recipe modifications by device, mount and bond diagrams by device, quality reliability data and to the extent available, verification rules, schematics by device, SPICE models, materials list of packages, assembly diagrams and masks;

     (h) [Intentionally omitted.]

     (i) Contracts. Subject to Section 2.3, all rights and incidents of interest in and to all purchase orders and quotes for the purchase of Commercial Logic Products outstanding at the time of Closing and entered into in the ordinary course of business consistent with past practice (collectively, the "Commercial Logic Contracts"); and

     (j) Books and Records. All the books and records of the Commercial Logic Business to be transferred pursuant to Section 4.1(f) of the IP Agreement.

     2.2 Excluded Assets. No rights, properties or assets of Sellers shall be included in the Transferred Assets except to the extent expressly referenced in
Section 2.1. As an example, no cash, work-in-process, receivables, fixtures, realty, capital assets, or management information systems are included as Transferred Assets. Purchaser shall not acquire under the terms of this Agreement any title or interest in the name "Harris" or "Harris Semiconductor" or Sellers' monograms, logos, trademarks, or any variations or combinations thereof. Purchaser, however, shall be entitled to (i) market and sell without alteration all Commercial Logic Product Inventory acquired hereunder and all Commercial Logic Products acquired under the terms of the Supply Agreement (as hereinafter defined), which the parties acknowledge shall bear Sellers' name and/or mark, (ii) continue to use, in connection with the manufacture, marketing and sale of Commercial Logic Products, all materials and supplies acquired hereunder and shall not be obligated to overstamp or otherwise alter such materials prior to use and (iii) otherwise use the above referenced Sellers' names and marks in accordance with the terms of the license contained in the IP Agreement.

     2.3 Nonassignable Contracts.

     (a) Nonassignability. To the extent that any Commercial Logic Contract to be assigned pursuant hereto is not capable of being assigned without the consent, approval or waiver of a third person or entity, nothing in this Agreement will constitute an assignment or require the assignment thereof except to the extent provided in this Section 2.3.

     (b) Sellers to Use Commercially Reasonable Efforts. Notwithstanding anything contained in this Agreement to the contrary, Sellers will not be obligated to assign to Purchaser any of their rights and obligations in and to any of the Commercial Logic Contracts referred to in Section 2.3(a) without first having obtained all consents, approvals and waivers necessary for such assignment; provided, however, that Sellers shall use commercially reasonable efforts to obtain all such consents, approvals and waivers prior to and, if the Closing occurs, after the Closing Date (as defined in Section 5.1).

     (c) If Waivers or Consents Cannot Be Obtained. To the extent that the consents, approvals and waivers referred to in Section 2.3(a) are not obtained by Sellers, Sellers shall use commercially reasonable efforts to (a) provide to Purchaser the financial and business benefits of any Commercial Logic Contract referred to in Section 2.3(a) and (b) and enforce, at the request and expense of Purchaser, for the account of Purchaser any rights of Sellers arising from any such Commercial Logic Contract (including without limitation the right to elect to terminate such Commercial Logic Contract in accordance with the terms thereof upon the advice of Purchaser).

                         III. ASSUMPTION OF LIABILITIES

     3.1 Assumed Liabilities. As of the Closing, Purchaser will assume and thereafter, in due course, pay and fully satisfy the following liabilities and obligations of Sellers (the "Assumed Liabilities") and no other liabilities or obligations:

     (a) all liabilities and obligations for product warranty claims consistent with the terms and conditions set forth in Schedule 6.9(c) hereto arising from Commercial Logic Products produced or sold by Sellers prior to Closing, but not to exceed $100,000 in the aggregate;

     (b) all liabilities and obligations for distributor stock rotation returns and ship and debit claims for Commercial Logic Product sold by Sellers to the those distributors identified in Schedule 3.1(b) hereto (the "Specified Distributors") prior to Closing in accordance with Sellers' existing distributor arrangements as disclosed to Purchaser; and

     (c) all liabilities and obligations of Sellers under the Commercial Logic Contracts to the extent assigned to Purchaser, or if not so assigned, to the extent Purchaser has received the financial and business benefits thereof pursuant to Section 2.3(c), but in any event excluding any obligations arising from a breach of any Commercial Logic Contract prior to Closing.

     3.2 Retained Liabilities. Notwithstanding anything contained in this Agreement to the contrary, Purchaser does not assume or agree to pay, satisfy, discharge or perform, and will not be deemed by virtue of the execution and delivery of this Agreement or any document delivered at the Closing pursuant to this Agreement, or as a result of the consummation of the transactions contemplated by this Agreement, to have assumed, or to have agreed to pay, satisfy, discharge or perform, any liability, obligation or indebtedness of Sellers (whether primary or secondary, direct or indirect, known or unknown, absolute or contingent, or otherwise) other than the Assumed Liabilities (such liabilities and obligations retained by Sellers being referred to herein as the "Retained Liabilities"). it is specifically agreed that Sellers shall remain liable for all the Retained Liabilities.

                                IV. PURCHASE PRICE

     4.1 Purchase Price. In consideration of the conveyance to Purchaser of the Transferred Assets and the other rights granted to Purchaser pursuant hereto and subject to the conditions and in accordance with terms hereof, Purchaser shall
(a) pay the Closing Date Payment and the Inventory Transfer Price to the designated Seller in accordance with Sections 4.2 and 4.4 (collectively, the "Purchase Price") and (b) assume the Assumed Liabilities.

     4.2 Payments of Purchase Price. (a) At the Closing, Purchaser will pay U.S. $13,000,000 (the "Closing Date Payment") to the Sellers by wire transfer of the following sums:

          (i) U.S. $7,800,000 payable to HAT; and

          (ii) U.S. $5,200,000 payable to HSP.

     (b) At the Closing, Purchaser will pay U.S. $8,500,000 (the "Estimated Inventory Transfer Price") to Harris by wire transfer.

     4.3 Physical Inventory and Inventory Transfer Price. At the close of business on the Closing Date representatives of Sellers and Purchaser shall conduct a physical inventory of the Commercial Logic Product Inventory. Within 15 days following the Closing, Purchaser will deliver to Sellers a schedule reflecting all Commercial Logic Product Inventory of a merchantable quality that is confirmed by such physical inventory, priced in accordance with the pricing methodology set forth on Schedule 4.3 hereto (the "Product Inventory Schedule"). If Sellers do not deliver a written objection to the Product Inventory Schedule (specifying the basis therefor) within 10 days following delivery of such schedule to Sellers, then at the expiration of such 10-day period (or on such earlier date as Sellers advise Purchaser in writing of their acceptance of such schedule) the Product Inventory Schedule shall be final. In the event the Sellers deliver their written objection to the Product Inventory Schedule within such 10-day period, the parties shall seek to resolve the disputed items by mutual agreement during the 15-day period following the delivery of such objection, and in the event the parties reach agreement regarding the disputed items, the Product Inventory Schedule with all agreed revisions, shall be final. In the event the parties fail to reach agreement regarding one or more of the disputed items during such 15-day period, the unresolved disputed items will be submitted to PriceWaterhouseCoopers LLP or such other accounting firm as the parties mutually agree upon (the "Accountants") for resolution and the determination with respect to such disputed items shall be final and binding on the parties. In such event, the Product Inventory Schedule, as revised pursuant to the agreement of the parties and the determinations of the Accountants, shall be final. The aggregate valuation of the Commercial Logic Product Inventory reflected on the final Product Inventory Schedule, as established pursuant to the preceding provisions, is herein referred to as the "Inventory Transfer Price." Notwithstanding the foregoing, if the value established for the Commercial Logic Product Inventory at Closing in accordance with the foregoing provisions exceeds $9,000,000, the Inventory Transfer Price shall be $9,000,000.

     4.4 Inventory Payment.

     (a) If the Inventory Transfer Price is greater than the Estimated Inventory Transfer Price, Purchaser shall pay such difference to Harris by wire transfer of immediately available funds to the account designated by Harris within five days following the determination of the Inventory Transfer Price in accordance with Section 4.3.

     (b) If the Estimated Inventory Transfer Price is greater than the Inventory Transfer Price, Harris shall pay such difference to Purchaser by wire transfer of immediately available funds to the account designated by Purchaser within five days following the determination of the Inventory Transfer Price in accordance with Section 4.3.

     4.5 Allocation of Purchase Price. Purchaser and Sellers agree to consult with each other with respect to the allocation of the Purchase Price and Assumed Liabilities to the Transferred Assets and IP Agreement for tax purposes; provided, however, that nothing contained herein shall be deemed to obligate either Purchaser or Sellers to reach agreement with respect to such allocation.

                                   V. CLOSING

     5.1 Closing. The consummation of the transactions contemplated hereby (the "Closing") shall take place at the offices of Weil, Gotshal & Manges LLP, 100 Crescent Court, Suite 1300, Dallas, Texas (or at such other place as the parties may designate), at 9:00 a.m. on December 3, 1998 or the third Business Day after such later date as the conditions specified in Sections 5.4 and 5.5 are fulfilled. The date on which the Closing is effected is referred to in this Agreement as the "Closing Date."

     5.2 Deliveries at Closing. At the Closing:

     (a) Sellers shall deliver to Purchaser the items described in clauses (i) through (vii) below:

          (i) a Bill of Sale, in form and substance reasonably satisfactory to Purchaser and Sellers (the "Bill of Sale"), executed by Sellers;

          (ii) an Assignment of Contracts, in form and substance reasonably satisfactory to Purchaser and Sellers (the "Assignment of Contracts"), executed by Sellers;

          (iii) the Intellectual Property Agreement, substantially in _____________ attached hereto as Exhibit B (the "IP Agreement"), executed by Sellers;

          (iv) the Supply Agreement, substantially in the form attached hereto as Exhibit C (the "Supply Agreement"), executed by Sellers;

          (v) evidence that the parties signing this Agreement and the Collateral Agreements on behalf of Sellers are authorized to do so;

          (vi) the officers' certificates referenced in Section 5.4(c); and

          (vii) all other documents, certificates, instruments or writings reasonably requested by Purchaser in connection herewith.

     (b) Purchaser shall deliver to Sellers the items described in clauses (i) through (vii) below:

          (i) the Closing Date Payment and Estimated Inventory Transfer Price by wire transfer of immediately available funds to the account or accounts designated by Harris no later than two Business Days prior to Closing;

          (ii) an Assumption of Liabilities Agreement pursuant to which Purchaser assumes at Closing the Assumed Liabilities, in form and substance reasonably satisfactory to Purchaser and Sellers (the "Assumption Agreement"), executed by Purchaser;

          (iii) the IP Agreement, executed by Purchaser;

          (iv) the Supply Agreement, executed by Purchaser,

          (v) evidence that the party signing this Agreement and the Collateral Agreements on behalf of Purchaser is authorized to do so;

          (vi) the officer's certificate referenced in Section 5.5(c); and

          (vii) all other documents, certificates, instruments or writings reasonably requested by Sellers in connection herewith.

     (c) The Bill of Sale, Assignment of Contracts, IP Agreement, Supply Agreement, and Assumption Agreement shall constitute, collectively, the "Collateral Agreements."

     5.3 Delivery of Purchased Assets. Title to the Transferred Assets passes to Purchaser as of the Closing at the applicable places of business of Sellers, provided that in the case of Transferred Assets located at the Malaysian facilities of HAT, title to such Transferred Assets shall pass to Purchaser upon physical delivery thereof to Purchaser at such location outside of Malaysia as is designated by Purchaser. Promptly following the Closing, Sellers will place Purchaser in full possession and control of the Transferred Assets and all other information to be provided in accordance with the terms of the IP Agreement. All information capable of electronic transmission will be transmitted to Purchaser in such manner. All other assets and information will be delivered by Sellers to such locations as Purchaser shall designate by means of delivery reasonably designated by Purchaser, but at Sellers' cost and risk of loss.

     5.4 Conditions Precedent to Obligations of Purchaser. The obligations of Purchaser under this Agreement to consummate the transactions contemplated hereby will be subject to the satisfaction, at or prior to Closing, of all of the following conditions, any one or more of which may be waived at the option of Purchaser:

     (a) All representations and warranties of Sellers made in this Agreement or in any exhibit, schedule or document delivered pursuant hereto shall be true and complete in all material respects on and as of the Closing Date as if made on and as of that date.

     (b) All of the terms, covenants and conditions to be complied with and performed by the Sellers on or prior to the Closing Date shall have been complied with or performed.

     (c) Purchaser shall have received a certificate or certificates, dated as of the Closing Date, executed on behalf of each Seller by an authorized officer thereof, certifying in such detail as Purchaser may reasonably request that the conditions specified in Sections 5.4(a) and (b) hereof have been fulfilled.

     (d) The waiting period under the HSR Act shall have expired or terminated.

     (e) No suit, action, claim or governmental proceeding shall be pending against, and no order, decree or judgment of any court, agency or Governmental Authority shall have been rendered against, any party hereto which would render it unlawful, as of the Closing Date, to effect the transactions contemplated by this Agreement in accordance with its terms.

     (f) Consistent with Section 8.8, Purchaser shall have entered into such arrangements with the Specified Distributors regarding their continued distribution of the Commercial Logic Products as are reasonably satisfactory to Purchaser (it being acknowledged and agreed to that this condition shall not be satisfied if the Specified Distributors which account for 10% or more of sales of Commercial Logic Products by Sellers shall not have agreed to continue to distribute Commercial Logic Products). Such arrangements for continued distribution will be deemed reasonably satisfactory if Specified Distributors acknowledge that they will continue to distribute Commercial Logic Products on substantially the same terms as are currently in effect with Sellers.

     5.5 Conditions Precedent to Obligations of Sellers. The obligations of Sellers under this Agreement to consummate the transactions contemplated hereby will be subject to the satisfaction, at or prior to the Closing, of all the following conditions, any one or more of which may be waived at the option of
Sellers:

     (a) All representations and warranties of Purchaser made in this Agreement or in any exhibit, schedule or document delivered pursuant hereto shall be true and complete in all material respects as of the Closing Date as if made on and as of that date.

     (b) All of the terms, covenants and conditions to be complied with and performed by Purchaser on or prior to the Closing Date shall have been complied with or performed.

     (c) Sellers shall have received a certificate, dated as of the Closing Date, executed on behalf of Purchaser by an authorized officer thereof, certifying in such detail as Seller may reasonably request that the conditions specified in Sections 5.5(a) and (b) have been fulfilled.

     (d) The waiting period under the HSR Act shall have expired or terminated.

     (e) No suit, action, claim or governmental proceeding shall be pending against, and no order, decree or judgment of any court, agency or other Governmental Authority shall have been rendered against, any party hereto which would render it unlawful, as of the Closing Date, to effect the transactions contemplated by this Agreement in accordance with its terms.

                  VI. REPRESENTATIONS AND WARRANTIES OF SELLERS

     Sellers jointly and severally make the following representations and warranties to Purchaser, each of which shall be true and correct as of the date hereof and as of the Closing Date and shall be unaffected by any investigation heretofore or hereafter made.

     6.1 Organization and Good Standing. Each of Harris and HSP is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted. HAT is a corporation validly existing and in good standing under the laws of Malaysia and has the requisite corporate power and authority to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted.

     6.2 Authorization and Effect of Agreement. Sellers have the requisite corporate power and authority to execute and to deliver this Agreement and to perform the transactions contemplated hereby. The execution and delivery by Sellers of this Agreement and the performance by them of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of each Seller. This Agreement has been duly executed and delivered by Sellers and constitutes a valid and binding agreement of Sellers, enforceable against each Seller in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity. Each of the Collateral Agreements, when executed and delivered by Sellers at Closing, will constitute a valid and binding agreement of Sellers, enforceable against each Seller in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, and similar laws affecting creditors' rights and remedies generally and subject, at to enforceability, to general principles of equity.

     6.3 No Conflicts. The execution and delivery of this Agreement and the Collateral Agreements by Sellers does not, and the performance by Sellers of the transactions contemplated by this Agreement and the Collateral Agreements will not, conflict with, or result in any violation of, or constitute a default under, or, as applicable, give rise to the creation of a Lien upon any of the Transferred Assets or to a right of termination, cancellation or acceleration of any obligation or to a loss of a benefit under, (a) any provision of the Certificate of Incorporation or Bylaws or other applicable constituent documents of any Seller, (b) except for required consents to assign Commercial Logic Contracts, any of the terms, conditions or provisions of any Contract by which either Seller is bound, or (c) any Law or Order applicable to or binding on either Seller or its assets. Except for expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act (the "HSR Act") and required consents to assign Commercial Logic

Contracts, no Consent is required to be obtained, made or given (whether pursuant to applicable Law, Contract or otherwise) in connection with the execution and delivery of this Agreement by Sellers or the performance by Sellers of the transactions contemplated hereby.

     6.4 No Third Party Options. There are no existing agreements, options or commitments granting to any Person the right to acquire any of the Transferred Assets or any interest therein except for sales of Commercial Logic Product Inventory in the ordinary course of business.

     6.5 Financial Data. All historical financial data related to the Commercial Logic Business provided to Purchaser in connection with the negotiation of the transactions contemplated hereby (i) was accurately extracted from the books and records of Sellers, (ii) except as identified on Schedule 6.5 hereto, was prepared in accordance with generally accepted accounting principles consistently applied, and (iii) fairly presents in all material respects the assets, liabilities and results of operations of the Commercial Logic Business.

     6.6 [Intentionally omitted.]

     6.7 Litigation. There are no judicial or administrative actions, proceedings or investigations pending or, to Sellers' knowledge, threatened, that question the validity of this Agreement or any action taken or to be taken by Sellers in connection with this Agreement. There are no lawsuits, claims, administrative or other proceedings or investigations relating to the conduct of the Commercial Logic Business or otherwise affecting the Transferred Assets pending, or, to Sellers' knowledge, threatened against Sellers, except as disclosed in the IP Agreement. There are no judgments, orders or decrees of any Governmental Authority binding on Sellers that relate to the Commercial Logic Business or otherwise affect the Transferred Assets.

     6.8 Title to and Condition of Assets. Sellers have, and at Closing, Sellers will convey to Purchaser, good, valid and indefeasible title to the Transferred Assets, free and clear of all Liens other than Permitted Liens. The Transferred Assets, taken as a whole, are in good operating condition and repair, subject to normal wear, are usable in the regular and ordinary course of business and conform to all applicable Laws.

     6.9 Products. (a) Attached hereto as Schedule 6.9(a) is a complete list of the Commercial Logic Products by part number.

     (b) The Commercial Logic Product Inventory is of good and merchantable quality, free of defects, except in the case of such inventory that is designated as defective on the Product Inventory Schedule and as to which no value has been assigned.

     (c) Schedule 6.9(c) sets forth the standard form terms and conditions of all product warranties generally extended by the Sellers to purchasers of the Commercial Logic Products during the preceding three years.

     (d) Schedule 6.9(d) sets forth Sellers' product warranty, distributor stock rotation, ships and debit claims and product liability experience for the Commercial Logic Products during the preceding three years.

     6.10 Contracts. The Commercial Logic Contracts are valid and enforceable in accordance with their terms, subject to applicable bankruptcy, reorganization, moratorium, and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity. Sellers are not, and to Sellers' knowledge, no other party thereto is, in material default in the performance, observance or fulfillment of any obligation under the Commercial Logic Contracts, and, to Sellers' knowledge, no event has occurred which with or without the giving of notice or lapse of time, or both, would constitute a default thereunder.

     6.11 Distributors and Customers. Schedule 6.11 hereto set forth a list of each distributor through which Sellers currently distribute the Commercial Logic Products and each purchaser of Commercial Logic Products outside of distribution during the twelve months ending October 2, 1998, showing the approximate total sales (expressed in dollars), by device and by quarter, of Commercial Logic Products to each such distributor and customer during the twelve months ending October 2, 1998. Sellers have provided to Purchaser (i) the pricing arrangements and other material terms related to Commercial Logic Products under existing volume purchase agreements to which Harris is a party and (ii) the current distributor policies of Harris covering the Commercial Logic Products with each current distributor of such products.

     6.12 Year 2000 Compliance. The Commercial Logic Products, the Testing Hardware and Software, the Product Software and all Date-Sensitive Systems to be conveyed or licensed to Purchaser pursuant to the terms of this Agreement are Year 2000 Compliant. For purposes of this Agreement, (i) "Date-Sensitive System" means any software, microcode, or hardware system or component, including any electronic or electronically controlled system or component, that processes any Date Data, (ii) "Date Data" means any data of any type that includes date information or which is otherwise derived from, dependent on or related to date information, and (iii) "Year 2000 Compliant" means that the applicable device, software, microcode, or hardware system or component accurately processes Date Data, including for the twentieth and twenty-first centuries, without loss of any functionality or performance, including but not limited to calculating, comparing, sequencing, storing and displaying such Date Data (including all leap year considerations), when used on a stand-alone basis or in combination with other software or hardware.

     6.13 Disclosure. No representation or warranty of Sellers contained herein, and no statement contained in any document or other instrument to be furnished by Sellers to Purchaser in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the representation, warranty or statement so made not misleading.

                VII. REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby makes the following representations and warranties to Sellers, each of which shall be true and correct as of the date hereof and as of the Closing Date and shall be unaffected by any investigation heretofore or hereafter made.

     7.1 Corporate Organization. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted.

     7.2 Authorization and Effect of Agreement. Purchaser has the requisite corporate power and authority to execute and deliver this Agreement and to perform the transactions contemplated hereby. The execution and delivery by Purchaser of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity. Each of the Collateral Agreements, when executed and delivered by Purchaser at Closing, will constitute a valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity.

     7.3 No Conflicts. The execution and delivery of this Agreement and the Collateral Agreements by Purchaser does not, and the performance by Purchaser of the transactions contemplated by this Agreement and the Collateral Agreements will not, conflict with, or result in any violation of, or constitute a default under (a) any provision of the Certificate of Incorporation or Bylaws of Purchaser, (b) any of the terms, conditions, or provisions of any agreement or other document by which Purchaser is bound, or (c) any Law or Order applicable to or binding on Purchaser. Except for expiration of the waiting period under the HSR Act, no Consent is required to be obtained, made or given (whether pursuant to applicable Law, Contract or otherwise) in connection with the execution and delivery of this Agreement by Purchaser or the performance by Purchaser of the transactions contemplated hereby.

     7.4 Litigation. There are no judicial or administrative actions, proceedings or investigations pending or, to Purchaser's knowledge, threatened that question the validity of this Agreement or any action taken or to be taken by Purchaser in connection with this Agreement.

     7.5 Disclaimer. Other than as specifically provided in this Agreement or in any exhibit, schedule or document delivered pursuant hereto, the Purchaser acknowledges and agrees that the Transferred Assets are transferred on an "as is, where is" basis "with all faults" and that the Sellers are not making any further representations or warranties of any kind, express or implied, respecting the Transferred Assets. The Purchaser acknowledges that any projections provided by Sellers are for illustrative purposes only and do not form the basis for any liability.

                           VIII. PRE-CLOSING COVENANTS

     8.1 Access to Information. Prior to the Closing, upon reasonable notice from Purchaser to Sellers, Sellers will afford to the officers, attorneys, accountants or other authorized representatives of Purchaser reasonable access during normal business hours to the employees, Transferred Assets, facilities and books and records of Sellers so as to afford Purchaser full opportunity to make such review, examination and investigation of the Commercial Logic Business as Purchaser determines are reasonably necessary in connection with the consummation of the transactions contemplated hereby, provided that the foregoing right of access shall not be exercisable in such a manner as to interfere unreasonably with the normal operations and business of Sellers. Purchaser will be permitted to make extracts from or to make copies of such books and records as may be reasonably necessary in connection therewith. Prior to the Closing, Sellers will promptly furnish or cause to be furnished to Purchaser such financial and operating data and other information relating to the Commercial Logic Business as Purchaser may reasonably request.

     8.2 Conduct of Business. Except as contemplated herein or as otherwise consented to by Purchaser in writing, during the period from the date of this Agreement and continuing until the Closing Date, Sellers will, in respect of its conduct of the Commercial Logic Business:

     (a) use commercially reasonable efforts to (1) carry m the Commercial Logic Business in the usual, regular and ordinary course as presently conducted and consistent with past practice (except to the extent required by this Agreement),
(ii) keep the Commercial Logic Business intact, and (iii) maintain the goodwill associated with the Commercial Logic Business, including but not limited to preserving the relationships of distributors, customers and others having business dealings with the Commercial Logic Business; and

     (b) not take or omit to take any action as a result of which any representation or warranty of Sellers made in Article VI would be rendered untrue or incorrect if such representation or warranty were made immediately following the taking or failure to take such action.

     8.3 Notification. (a) Sellers shall notify Purchaser, and Purchaser shall notify Sellers, of any litigation, arbitration or administrative proceeding pending or, to their knowledge, threatened against Sellers or Purchaser, as the case may be, which challenges the transactions contemplated hereby.

     (b) Sellers will provide prompt written notice to Purchaser of any change in any of the information contained in its representations and warranties made in Article VI hereof or any exhibits or schedules referred to herein or attached hereto and shall promptly furnish any information which Purchaser may reasonably request in relation to such change; provided, however, that such notice shall not operate to cure any breach of the representations and warranties made in Article VI hereof or any exhibits or schedules referred to herein or attached hereto.

     8.4 No Inconsistent Action. Neither Purchaser nor Sellers shall take any action which is materially inconsistent with its obligations under this Agreement.

     8.5 Satisfaction of Conditions. Prior to the Closing, each of the parties will use reasonable commercial efforts with due diligence and in good faith to satisfy promptly all conditions required hereby to be satisfied by such party in order to expedite the consummation of the transactions contemplated hereby.

     8.6 Filings. As promptly as practicable after the execution of this Agreement, each party shall use its commercially reasonable efforts to obtain, and to cooperate with the other party in obtaining, all authorizations, consents, orders and approvals of any Governmental Authority that may be or become necessary in connection with the consummation of the transactions contemplated by this Agreement, and to take all reasonable actions to avoid the entry of any order or decree by any Governmental Authority prohibiting the consummation of the transactions contemplated hereby, including without limitation, the notifications required to be filed by it under the HSR Act, and shall furnish to the other all such information in its possession as may be necessary for the completion of the notifications to be filed by the other. Purchaser and Sellers agree that the filing fee required to be paid in connection with the filing under the HSR Act shall be paid one-half by Purchaser and one-half by Sellers.

     8.7 Publicity. Prior to the Closing, neither party will issue or cause the publication of any press release or other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party, which consent will not be unreasonably withheld; provided, however, that nothing herein will prohibit either party from issuing or causing publication of any such press release or public announcement to the extent that such party determines such action to be required by Law or the rules of any national stock exchange applicable to it, in which event the party making such determination will, if practicable in the circumstances, use reasonable efforts to allow the other party reasonable time to comment on such release or announcement, and will make all revisions thereto reasonably requested by such other party, in advance of its issuance.

     8.8 Customer Retention. Promptly following the execution of this Agreement, Purchaser and Sellers shall jointly notify all distributors and customers of the Commercial Logic Business of the general nature of the transactions contemplated hereby. Harris senior management will contact each of the Specified Distributors and all key customers of the Commercial Logic Business, in person or by teleconference, to encourage such distributors and customers to continue to purchase the Commercial Logic Products from Purchaser following Closing and will otherwise use commercially reasonable efforts to cause the business relationships maintained by Sellers with such distributors and customers to be transferred to Purchaser without interruption at Closing. Marketing and sales personnel of Sellers and Purchaser will participate in joint visits to the Specified Distributors and key customers for the same purpose. Sellers are aware that Purchaser does not intend to continue to distribute the

Commercial Logic Products through any of Sellers' current distributors other than the Specified Distributors or through Seller's existing sales representatives and acknowledges and confirms that Purchaser will not, as a consequence of the transactions contemplated hereby, assume or undertake any obligation to Sellers' distributors and sales representatives with respect to Commercial Logic Product sales (other than, in the case of the Specified Distributors, the Assumed Liabilities). Sellers acknowledge and agree that any liabilities associated with the termination of Commercial Logic Product sales and distribution arrangements with Sellers' sales representatives and distributors constitute Retained Liabilities.

     8.9 Pricing Revisions. Sellers agree to effect the pricing reductions in the Commercial Logic Products families identified in Schedule 8.9 hereto by no later than October 31, 1998, and to maintain such reductions in effect through the Closing Date.

                           IX. POST-CLOSING COVENANTS

     9.1 Covenant Not to Compete. Sellers agree that prior to the fifth anniversary of the Closing Date, Sellers will not, directly or indirectly, own, manage, operate, control or participate in the ownership, management, operation or control of any business, whether in corporate, proprietorship or partnership form or otherwise, engaged in the design, manufacturing, marketing or sale of Commercial Logic Products or other products in these families having similar integration levels and performance characteristics; provided, however, that nothing herein shall preclude Sellers from (i) owning an equity interest of five percent or less (a) of any publicly traded company listed on a national stock exchange or on the NASDAQ national market system or (b) in ventures, partnerships or other entities that do not constitute affiliates (as such term is defined in the Securities Exchange Act of 1934, as amended) of Sellers, (ii) acquiring the capital stock or assets of any business that derives less than 10% of its consolidated revenues from an activity prohibited by the forgoing provisions, so long as the Sellers make their best efforts to divest that portion of the acquired business that is engaged in such prohibited activity within 12 months following such acquisition, (iii) engaging in the manufacturing, marketing and sale of Military Logic Products, radiation hardened products or other military products having similar integration levels and performance characteristics, (iv) manufacturing, marketing, designing or selling products or systems that integrate or utilize Commercial Logic Products manufactured by third parties, or (v) manufacturing, marketing, designing or selling products or systems of any other digital logic product having substantially greater integration and performance characteristics.

     9.2 Confidentiality. Sellers agree that from and after the Closing, Sellers will not, directly or indirectly, disclose, reveal, divulge or communicate to any person or entity other than authorized officers, directors and employees of Purchaser, or use or otherwise exploit for its own benefit or for the benefit of anyone other than Purchaser, any Confidential Information (as defined below). Sellers shall not have any obligation to keep confidential any Confidential Information if and to the extent disclosure thereof is specifically required by Law or in the enforcement of its rights hereunder; provided, however, that in the event disclosure is required by applicable Law, Sellers shall, to the extent reasonably possible, provide Purchaser with prompt notice of such requirement prior to making any disclosure so that Purchaser may seek an appropriate protective order. For purposes of this Section 9.2, "Confidential Information" shall mean any confidential information with respect to the conduct or details of the Commercial Logic Business, including, without limitation, methods of operation, customers, and customer lists, products, proposed products, former products, prices, fees, costs, plans, designs, technology, inventions, trade secrets, know-how, software, marketing methods, policies, plans, or other specialized information or proprietary matters. The term Confidential Information does not include, and there shall be no obligation hereunder with respect to, information that (a) is generally available to the public on the date of this Agreement, (b) becomes generally available to the public other than as a result of a disclosure by Sellers not otherwise permissible thereunder, (c) is independently developed by Sellers as established by documentary evidence or (d) Sellers learns from other sources where such sources have not, to Sellers' knowledge, violated their confidentiality obligation to Purchaser.

     9.3 Specific Performance: Reformation. The parties hereto specifically acknowledge and agree that the remedy at law for any breach of Section 9.1 or
9.2 will be inadequate and that Purchaser, in addition to any other relief available to it, shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damage or posting any bond whatsoever. In the event that the provisions of Section 9.1 or 9.2 should ever be deemed to exceed the limitations provided by applicable Law, then the parties hereto agree that such provisions shall be reformed to set forth the maximum limitations permitted.

     9.4 Product Warranty Matters. Sellers acknowledge that they have retained liability for certain Commercial Logic Product warranty claims pursuant to
Section 3.2. Purchaser will address and remedy all product warranty claims asserted following the Closing Date with respect to Commercial Logic Products produced or sold by Sellers prior to Closing (including the Commercial Logic Product Inventory). Sellers will promptly reimburse Purchaser upon invoice for all costs and expenses in excess of $100,000 in the aggregate reasonably incurred by Purchaser in remedying such product warranty claims.

     9.5 Maintenance of Books and Records. Each of Sellers and Purchaser shall preserve until the seventh anniversary of the Closing Date all records possessed by such party relating to the assets, liabilities or operations of the Commercial Logic Business prior to the Closing Date. After the Closing Date, where there is a legitimate purpose, such party shall provide the other party with access, upon prior reasonable written request specifying the need therefor, during regular business hours, to (i) the relevant officers and employees of such party and (ii) the books of account and records of such party, but, in each case, only to the extent relating to the assets, liabilities and operations of the Commercial Logic Business prior to the Closing Date, and the other party and its representatives shall have the right to make copies of such books and records; provided, however, that the foregoing right of access shall not be exercisable in such a manner as to interfere unreasonably with the normal operations and business of such party; and further provided that, as to so much of such information as constitutes trade secrets or confidential business information of such party, the requesting party and its representatives will use due care to not disclose such information except (i) as required by Law, (ii) with the prior written consent of such party, which consent shall not be unreasonably withheld, or (iii) where such information becomes available to the public generally, or becomes generally known to competitors of such party, through sources other than the requesting party and its representatives. Such records may nevertheless be destroyed by a party if such party sends the other party written notice of its intent to destroy records, specifying with particularity the contents of the records to be destroyed. Such records may then be destroyed after the 30th day following delivery of such notice unless the other party objects to the destruction, in which case the party seeking to destroy the records shall either agree to retain such records or to deliver such records to the objecting party.

                                 X. TERMINATION

     10.1 Termination. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Closing:

     (a) By the mutual written consent of Purchaser and Sellers;

     (b) By either Purchaser or Sellers if the Closing shall not have occurred on or before December 31, 1998, provided that no party that is in material breach of this Agreement may terminate this Agreement pursuant to this Section 10.1(b);

     (c) By either Purchaser or Sellers if there shall have been entered a final, nonappealable order or injunction of any Governmental Authority restraining or prohibiting the consummation of the transactions contemplated hereby or any material part thereof; or

     (d) By either Purchaser or Sellers if, prior to the Closing Date, the other party is in material breach of any representation, warranty, covenant or agreement herein contained and such breach shall not be cured within fifteen
(15) days of the date of notice of default served by the party claiming such material default, provided that such terminating party shall not also be in material breach of this Agreement at the time notice of termination is delivered.

In no event shall termination of this Agreement relieve any party of any liability for breaches of this Agreement prior to the date of termination.

                        XI. SURVIVAL AND INDEMNIFICATION

     11.1 Survival of Representations, Warranties and Covenants. (a) Except for the representations and warranties of Sellers contained in Section 6.8, which shall survive the closing and remain in effect for six years from the Closing Date, the representations and warranties of Sellers and Purchaser contained in this Agreement shall survive the Closing until the expiration of two years from the Closing Date. The representations and warranties contained in Article V of the IP Agreement shall survive the Closing and remain in effect until the expiration of all statutes of limitation applicable to any potential third party claim asserting infringement of intellectual property rights in connection with Purchaser's operation of the Commercial Logic Business consistent in all material respects with past practice. Any claim for an Indemnifiable Loss (as defined in Section 11.2) asserted within such period of survival as herein provided will be timely made for purposes hereof. No claims for an Indemnifiable Loss may be asserted following the expiration of such period.

     (b) Unless a specified period is set forth in this Agreement (in which event such specified period will control), the covenants in this Agreement will survive the Closing and remain in effect indefinitely.

     11.2 Limitations on Liability. (a) For purposes of this Agreement, (i) "Indemnity Payment" means any amount of Indemnifiable Losses required to be paid pursuant to this Agreement, (ii) "Indemnitee" means any person or entity entitled to indemnification under this Agreement, (iii) "Indemnifying Party" means any person or entity required to provide indemnification under this Agreement, (iv) "Indemnifiable Losses" means any and all damages, losses, liabilities, obligations, costs and expenses, and any and all claims, demands or suits (by any person or entity, including, without limitation, any Governmental Authority), including, without limitation, the costs and expenses of any and all actions, suits, proceedings, demands, assessments, judgments, settlements and compromises relating thereto and including reasonable attorneys' fees and expenses in connection therewith, and (v) "Third Party Claim" means any claim, action or proceeding made or brought by any Person other than a party to this Agreement (or an Affiliate thereof).

     (b) Notwithstanding any other provision hereof or of any applicable Law,
(i) no Indemnitee will be entitled to make a claim against an Indemnifying Party in respect of any breach of a representation or warranty (other than the representations and warranties contained in Section 6.8 and 6.9(a) or in Article V of the IP Agreement) under Sections 11.3(a)(i) or 11.3(b)(i) unless and until the aggregate amount of claims in respect of breaches of representations and warranties asserted for Indemnifiable Losses under Sections 11.3(a)(i), with respect to claims by Purchaser, or 11.3(b)(i), with respect to claims by Sellers, exceeds $100,000, in which event the Indemnitee will be entitled to make a claim against the Indemnifying Party in respect of Indemnifiable Losses only to the extent of such excess and (ii) no Indemnitee shall be liable for Indemnity Payments in respect of breaches of representations or warranties asserted for Indemnifiable Losses under Sections 11.3(a)(i) or 11.3(b)(i), as applicable, to the extent such aggregate Indemnity [illegible] include Indemnifying Party exceeds the Purchase Price.

     11.3 Indemnification. (a) Subject to Sections 11.1 and [illegible] written and severally and indemnify, defend and hold harmless Purchaser from [illegible] Indemnifiable Losses relating to, resulting from or arising out of:

          (i) any misrepresentation or breach of warranty [illegible] under the terms of this Agreement or any exhibit, [illegible] delivered pursuant hereto;

          (ii) any nonfulfillment of any agreement or covenant on the part of Sellers under the terms of this Agreement;

          (iii) any Retained Liabilities;

          (iv) any failure to comply with any "bulk sales" laws applicable to the transactions contemplated hereby; and

          (v) the conduct of the Commercial Logic Business or any portion thereof or the use or ownership of any of the Transferred Assets prior to or on the Closing Date (other than the Assumed Liabilities).

     (a) Purchaser agrees to indemnify, defend and hold harmless Sellers from and against any and all Indemnifiable Losses relating to, resulting from or arising out of:

          (i) any misrepresentation or breach of warranty on the part of Purchaser under the terms of this Agreement or any exhibit, schedule or document delivered pursuant hereto;

          (ii) any nonfulfillment of any agreement or covenant on the part of Purchaser under the terms of this Agreement;

          (iii) any Assumed Liabilities; and

          (iv) the conduct of the Commercial Logic Business or any portion thereof or use or ownership of any of the Transferred Assets after the Closing Date.

     11.4 Defense of Claims. (a) If any Indemnitee receives notice of assertion or commencement of any Third Party Claim against such Indemnitee with respect to which an Indemnifying Party is obligated to provide indemnification under this Agreement, the Indemnitee will give such Indemnifying Party reasonably prompt written notice thereof, but in any event not later than 15 calendar days after receipt of such notice of such Third Party Claim. Such notice will describe the Third Party Claim in reasonable detail, will include copies of all material written evidence thereof and will indicate the estimated amount, if reasonably practicable, of the Indemnifiable Loss that has been or may be sustained by the Indemnitee. The Indemnifying Party will have the right to participate in, or, by giving written notice to the Indemnitee, to assume, the defense of any Third Party Claim at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel (reasonably satisfactory to the Indemnitee), and the Indemnitee will cooperate in good faith in such defense.

     (b) If, within 30 calendar days after giving notice of a Third Party Claim to an Indemnifying Party pursuant to Section 11.4(a), an Indemnitee receives written notice from the Indemnifying Party that the Indemnifying Party has elected to assume the defense of such Third Party Claim as provided in the last sentence of Section 11.4(a), the Indemnifying Party will not be liable for any legal expenses subsequently incurred by the Indemnitee in connection with the defense thereof; provided, however, that if the Indemnifying Party fails to take reasonable steps necessary to defend diligently such Third Party Claim within 30 calendar days after receiving written notice from the Indemnitee that the Indemnitee reasonably believes the Indemnifying Party has failed to take such steps or if the Indemnifying Party has not undertaken fully to indemnify the Indemnitee in respect of all Indemnifiable Losses relating to the matter, the

Indemnitee may assume its own defense, and the Indemnifying Party will be liable for all reasonable costs or expenses paid or incurred in connection therewith. Without the prior written consent of the Indemnitee, the Indemnifying Party will not enter into any settlement of any Third Party Claim which would lead to liability or create any financial or other obligation on the part of the Indemnitee for which the Indemnitee is not entitled to indemnification hereunder. If a firm offer is made to settle a Third Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Indemnitee for which the Indemnitee is not entitled to indemnification hereunder and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party will give written notice to the Indemnitee to that effect. If the Indemnitee fails to consent to such firm offer within 10 calendar days after its receipt of such notice, the Indemnitee may continue to contest or defend such Third Party Claim and, in such event, the maximum liability of the Indemnifying Party as to such Third Party Claim will not exceed the amount of such settlement offer, plus costs and expenses paid or incurred by the Indemnitee through the end of such 10 calendar day period.

     (c) A failure to give timely notice or to include any specified information in any notice as provided in Sections 11.4(a) or 11.4(b) will not affect the rights or obligations of any party hereunder except and only to the extent that, as a result of such failure, any party which was entitled to receive such notice was deprived of its right to recover any payment under its applicable insurance coverage or was otherwise damaged as a result of such failure.

     (d) The Indemnifying Party will have a period of 30 calendar days within which to respond in writing to any claim by an Indemnitee on account of an Indemnifiable Loss pursuant to Section 11.3 that does not result from a Third Party Claim (a "Direct Claim"). If the Indemnifying Party does not so respond within such 30 calendar day period, the Indemnifying Party will be deemed to have rejected such claim. In the event the Indemnifying Party rejects, or is deemed to have rejected, a Direct Claim, the Indemnitee will be free to pursue such remedies as are available at law or in equity in respect of such Direct Claim.

     (e) Sellers' liability for any breach of the representation contained in
Section 6.9(b) shall be subject to the same limitations on liability applicable to product warranty claims arising under the Supply Agreement.

     (f) To the extent permitted by Law, the indemnity provisions of this
Article XI shall be the sole and exclusive remedy of the parties with respect to any breach of the representations and warranties contained in this Agreement and in Article V of the IP Agreement that is asserted subsequent to Closing, provided that the foregoing shall not prohibit any party from seeking an injunction or any other equitable remedy in respect thereof.

                          XII. MISCELLANEOUS PROVISIONS

     12.1 Notices. All notices and other communications required or permitted hereunder will be in writing and, unless otherwise provided in this Agreement, will be deemed to have been duly given when delivered in person or when dispatched by electronic facsimile transfer (confirmed in writing by mail simultaneously dispatched) or one business day after having been dispatched by a nationally recognized overnight courier service to the appropriate party at the address specified below:

                   (a)      If to Sellers, to:

                            Harris Semiconductor
                            P.O.  Box 883, M/s 53-209
                            Melbourne, Florida 32902-0083
                            Attention: Stephen K. Cusick, Esq.
                            Facsimile No.: (407) 729-5392

                            with a copy to:

                            Harris Corporation
                            1025 West NASA Boulevard, M/S 119 CHQ
                            Melbourne, Florida 32919
                            Attention: Corporate Secretary
                            Facsimile No.: (407) 727-9222

                   (b)      If to Purchaser, to:

                            Texas Instruments Incorporated
                            7839 Churchill Way, M/S 3995
                            Dallas, Texas 75251

                                    - or -

                            P.O.  Box 650311, M/S 3995
                            Dallas, Texas 75265
                            Attention: Charles D. Tobin
                            Facsimile No.: (214) 917-3804

                            with a copy to:

                            Texas Instruments Incorporated
                            8505 Forest Lane, M/S 8658
                            Dallas, Texas 75243

                                    - or -

                            P.O. Box 660199, M/S 8658
                            Dallas, Texas 75266
                            Attention: Richard J. Agnich, Esq.
                            Facsimile No.: (972) 480-5061

or to such other address or addresses as any such party may from time to time designate as to itself by like notice.

     12.2 Expenses. Except as otherwise expressly provided herein, each party hereto will pay any expenses incurred by it incident to this Agreement and in preparing to consummate and consummating the transactions provided for herein.

     12.3 Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but will not be assignable or delegable by any party without the prior written consent of the other party; provided, however, that upon notice to Sellers delivered in accordance with Section 12.1, Purchaser may assign or delegate any or all of their rights or obligations under this Agreement to any Affiliate thereof or to any Person that directly or indirectly acquires, after the Closing, all or substantially all of the assets or voting stock of Purchaser, but such assignment or delegation shall not relieve Purchaser of any obligation hereunder.

     12.4 Waiver. Purchaser may, by written notice to Sellers, and Sellers may, by written notice to Purchaser, (a) extend the time for performance of any of the obligations of the other party under this Agreement, (b)waive any inaccuracies in the representations or warranties of the other party contained in this Agreement, (c) waive compliance with any of the conditions or covenants of the other party contained in this Agreement, or (d) waive or modify performance of any of the obligations of the other party under this Agreement; provided, however, that no such party may, without the prior written consent of the other parties, make or grant such extension of time, waiver of inaccuracies or compliance or waiver or modification of performance with respect to its representations, warranties, conditions or covenants hereunder. Except as provided in the immediately preceding sentence, no action taken pursuant to this Agreement will be deemed to constitute a waiver of compliance with any representations, warranties, conditions or covenants contained in this Agreement and will not operate or be construed as a waiver of any subsequent breach, whether of a similar or dissimilar nature.

     12.5 Entire Agreement: Disclosure Schedules. This Agreement, which includes the schedules and exhibits hereto, supersedes any other agreement, whether written or oral, that may have been made or entered into by any party relating to the matters contemplated hereby and constitutes the entire agreement by and among the parties hereto. Notwithstanding the foregoing, that certain confidentiality agreement dated June 25, 1998 entered into between the parties shall continue in full force and effect until such time as the transactions contemplated hereby have been consummated, whereupon such agreement shall automatically terminate.

     12.6 Amendments, Supplements, Etc. This Agreement may be amended or supplemented at any time by additional written agreements as may mutually be determined by Purchaser and Sellers to be necessary, desirable or expedient to further the purposes of this Agreement or to clarify the intention of the parties.

     12.7 Rights of the Parties. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give any Person other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.

     12.8 Further Assurances. From time to time, as and when requested by any party hereto, the other party will execute and deliver, or cause to be executed and delivered, all such documents and instruments, make such other deliveries and take such other actions as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

     12.9 Applicable Law. This Agreement and the legal relations among the parties hereto will be governed by and construed in accordance with the rules and substantive Laws of the State of Florida, United States of America, without regard to conflicts of law provisions thereof.

     12.10 Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

     12.11 Titles and Headings. Titles and headings to Sections herein are inserted for convenience of reference only, and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     12.12 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under any present or future Law, and if the rights or obligations under this Agreement of Sellers on the one hand and Purchaser on the other hand will not be materially and adversely affected thereby, (a) such provision will be fully severable; (b) this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement; and (d) in lieu of such illegal, invalid, or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible.

     12.13 Bulk Sales. Purchaser waives compliance by Sellers with the provisions of the so-called bulk sales Law of any applicable jurisdiction; provided, however, that Sellers will indemnify, defend and hold harmless Purchaser in respect of any Indemnifiable Loss relating to, resulting from or arising out of Sellers' failure so to comply with such Laws in connection with the transactions contemplated by this Agreement.

     12.14 Transfers. Purchaser and Sellers will cooperate and take such action as may be reasonably requested by the other in order to effect an orderly transfer of the Transferred Assets with a minimum of disruption to the operations and employees of the businesses of Purchaser and Sellers.

     12.15 Transfer Taxes. All sales, use, transfer, stamp, conveyance, value added or other similar taxes, duties, excises or governmental charges imposed by any taxing jurisdiction, domestic or foreign, and all recording or filing fees, notarial fees or other similar costs of Closing with respect to the transfer of the Transferred Assets or otherwise on account of this Agreement or the transactions contemplated hereby will be borne by one-half by Sellers and one-half by Purchaser.

         12.16 Brokers. Purchaser hereby agrees to indemnify and hold harmless Sellers, and Sellers hereby agree to indemnify and hold harmless Purchaser, against any liability, claim, loss, damage or expense incurred by Sellers or Purchaser, respectively, relating to any fees or commissions owed to any broker, finder or financial advisor as a result of actions taken by Purchaser or Sellers, respectively.

     12.17 Attorneys' Fees. if any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover in such action its reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which it may be entitled.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                         TEXAS INSTRUMENTS INCORPORATED

                         By: /s/ Glenn Culhane
                             -------------------------------
                         Name: Glenn Culhane
                         Title: Vice President--Texas Instruments, Manager-- World Wide Standard Linear and Logic Products

                         HARRIS CORPORATION

                         By: /s/ R. D. Odom
                             -------------------------------
                         Name: R. D. Odom
                               -------------------------------
                         Title: Vice President - General Manager
                                -------------------------------

                         HARRIS ADVANCED TECHNOLOGY (MALAYSIA)
                         SDN. BHD

                         By: /s/ W. Russell Morcom
                             -------------------------------
                         Name: W. Russell Morcom
                               -------------------------------
                         Title: Vice President - General Manager Operations
                                -------------------------------------------

                         HARRIS SOUTHWEST PROPERTIES, INC.

                         By: /s/ D. S. Wasserman
                             -------------------------------
                         Name: D. S. Wasserman
                               -------------------------------
                         Title: Vice President
                                -------------------------------

                                    EXHIBIT A

                                   DEFINITIONS

     "Accountants" shall have the meaning ascribed to such term in Section 4.3 of this Agreement.

     "Affiliate" shall mean with respect to any Person, any other person who, directly or indirectly, controls, is controlled by, or is under common control with that Person.

     "Agreement" shall have the meaning ascribed to such term in the preamble to this Agreement.

     "Assignment of Contracts" shall have the meaning ascribed to such term in
Section 5.2(a)(ii) of this Agreement.

     "Assumed Liabilities" shall have the meaning ascribed to such term in
Section 3.1 of this Agreement.

     "Assumption Agreement" shall have the meaning ascribed to such term in
Section 5.2(b)(ii) of this Agreement.

     "Bill of Sale" shall have the meaning ascribed to such term in Section 5.2(a)(i) of this Agreement.

     "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

     "Closing Date Payment" shall have the meaning ascribed to such term in
Section 4.2(a) of this Agreement.

     "Closing Date" shall have the meaning ascribed to such term in Section 5.1 of this Agreement.

     "Closing" shall have the meaning ascribed to such term in Section 5.1 of this Agreement.

     "Collateral Agreements" shall have the meaning ascribed to such term in
Section 5.2(c) of this Agreement.

     "Commercial Logic Business" shall have the meaning ascribed to such term in the recitals to this Agreement.

     "Commercial Logic Contracts" shall have the meaning ascribed to such term in Section 2.1(i) of this Agreement.

     "Commercial Logic Products" shall have the meaning ascribed to such term in the recitals to this Agreement.

     "Commercial Logic Product Inventory" shall have the meaning ascribed to such term in Section 2.1(b) of this Agreement.

     "Confidential Information" shall have the meaning ascribed to such term in
Section 9.2 of this Agreement.

     "Consent" shall mean any consent, approval or authorization of, notice to, or designation, registration, declaration or filing with, any Person.

     "Contract" shall mean any agreement, contract, lease, commitment, license, undertaking or other legally binding contractual right or obligation to which a Person is a party or by which a Person or its assets or properties are bound.

     "Date Data" shall have the meaning ascribed to such term in Section 6.12 of this Agreement.

     "Date-Sensitive System" shall have the meaning ascribed to such term in
Section 6.12 of this Agreement.

     "Direct Claim" shall have the meaning ascribed to such term in Section 11.4(d) of this Agreement.

     "Estimated Inventory Transfer Price" shall have the meaning ascribed to such term in Section 4.2(b) of this Agreement.

     "Governmental Authority" shall mean any federal, state, local or foreign government or any subdivision, agency, instrumentality, authority, department, commission, board or bureau thereof or any federal, state, local or foreign court, tribunal or arbitrator.

     "HSR Act" shall have the meaning ascribed to such term in Section 6.3 of this Agreement.

     "HAT" shall have the meaning ascribed to such term in the preamble to this Agreement.

     "Harris" shall have the meaning ascribed to such term in the preamble to this Agreement.

     "HSP" shall have the meaning ascribed to such term in the preamble to this Agreement.

     "Indemnifiable Losses" shall have the meaning ascribed to such term in
Section 11.2(a)of this Agreement.

     "Indemnifying Party" shall have the meaning ascribed to such term in
Section 11.2(a) of this Agreement.

     "Indemnitee" shall have the meaning ascribed to such term in Section 11.2(a) of this Agreement.

     "Indemnity Payment" shall have the meaning ascribed to such term in Section 11.2(a) of this Agreement.

     "IP Agreement" shall have the meaning ascribed to such term in Section 5.2(a)(iii) of this Agreement.

     "Laws" shall mean all federal, state, local or foreign laws, ordinances, rules and regulations.

     "Liens" shall mean all title defects or objections, mortgages, liens, claims, charges, pledges, or other encumbrances of any nature whatsoever, including without limitation licenses, leases, chattel or other mortgages, collateral security arrangements, pledges, title imperfections, defect or objection liens, security interests, conditional and installment sales agreements, easements, encroachments or restrictions, of any kind and other title or interest retention arrangements, reservations or limitations of any nature.

     "Order" shall mean any judgment, award, order, writ, injunction or decree issued by any Governmental Authority.

     "Permits" shall mean all permits, licenses, approvals, franchises, notices and authorizations issued by any Governmental Authority.

     "Permitted Liens" shall mean Liens for taxes, assessments and other governmental charges which are not due and payable or which may thereafter be paid without penalty.

     "Person" shall mean any individual, partnership, joint venture, corporation, trust, unincorporated organization, Governmental Authority or other entity.

     "Product Inventory Schedule" shall have the meaning ascribed to such term in Section 4.3 of this Agreement.

     "Product Software" shall have the meaning ascribed to such term in Section 2.1(f) of this Agreement.

     "Purchase Price" shall have the meaning ascribed to such term in Section
4.1 of this Agreement.

     "Purchaser" shall have the meaning ascribed to such term in the recitals to this Agreement.

     "Retained Liabilities" shall have the meaning ascribed to such term in
Section 3.2 of this Agreement.

     "Seller" shall have the meaning ascribed to such term in the preamble to this Agreement.

     "Sellers" shall have the meaning ascribed to such term in the preamble to this Agreement.

     "Specified Distributors" shall have the meaning ascribed to such term in
Section 3.1(b) of this Agreement.

     "Supply Agreement" shall have the meaning ascribed to such term in Section 5.2(a)(iv)of this Agreement.

     "Testing Hardware and Software" shall have the meaning ascribed to such term in Section 2.1(e) of this Agreement.

     "Third Party Claim" shall have the meaning ascribed to such term in Section 11.2(a) of this Agreement.

     "Transferred Assets" shall have the meaning ascribed to such term in
Section 2.1 of this Agreement.

     "Year 2000 Compliant" shall have the meaning ascribed to such term in
Section 6.12 of this Agreement.

                                                                       Exhibit B

                         INTELLECTUAL PROPERTY AGREEMENT

                                     BETWEEN

                         TEXAS INSTRUMENTS INCORPORATED,

                                  AS PURCHASER



                                       AND

                               HARRIS CORPORATION,

                 HARRIS ADVANCED TECHNOLOGY (MALAYSIA) SDN. BHD

                                       AND

                       HARRIS SOUTHWEST PROPERTIES, INC.,


                                    AS SELLER

                                TABLE OF CONTENTS

                                                                            Page

I.       DEFINITIONS..........................................................2

II.      ASSIGNMENT...........................................................2

         2.1.     LOGIC BUSINESS INTELLECTUAL PROPERTY........................2

         2.2.     DOCUMENTATION...............................................2

III.     GRANT OF LICENSE.....................................................2

         3.1.     PATENTS.....................................................2

         3.2.     KNOW-HOW....................................................2

         3.3.     COPYRIGHTS..................................................2

         3.4.     MASK WORKS..................................................3

         3.5.     TRADEMARKS..................................................3

         3.6.     THIRD PARTY INTELLECTUAL PROPERTY...........................3

         3.7.     SUBLICENSE..................................................3

         3.8.     QUALITY CONTROL.............................................4

         3.9.     IDENTIFICATION OF PATENTS AFTER CLOSING DATE................4

         3.10.    GRANT-BACK LICENSE FOR SUPPLY AGREEMENTS....................4

IV.      TECHNOLOGY TRANSFER..................................................4

         4.1.     SUFFICIENT TRANSFER.........................................4

                  (a) Identified Parts........................................5

                  (b) Identified Processes....................................5

                  (c) Component Testing Software and Hardware and Associated
                      Documentation...........................................5

                  (d) Logic Product Software..................................5

                  (e) Technical Data..........................................5

                  (f) Books and Records.......................................5

         4.2.     SUPPORT.....................................................6


V.       REPRESENTATIONS AND WARRANTIES.......................................6

         5.1.     CONFLICT ...................................................6

         5.2      OWNERSHIP...................................................6

         5.3      NO INFRINGEMENT.............................................6

                                                                            Page
                                                                            ----
         5.4      NO INFRINGEMENT BY THIRD PARTY..............................7

         5.5      EFFECTIVE TRANSFER OF NECESSARY RIGHTS......................7

VI.      MISCELLANEOUS PROVISIONS.............................................7

         6.1      COOPERATION.................................................7

         6.2      NO OBLIGATION...............................................7

         6.3      NOTICES  ...................................................8

         6.4      EXPENSES ...................................................9

         6.5      SUCCESSORS AND ASSIGNS......................................9

         6.6      WAIVER   ...................................................9

         6.7      ENTIRE AGREEMENT; DISCLOSURE SCHEDULES......................9

         6.8      AMENDMENTS, SUPPLEMENTS. ETC................................9

         6.9      RIGHTS OF THE PARTIES......................................10

         6.10     FURTHER ASSURANCES.........................................10

         6.11     APPLICABLE LAW.............................................10

         6.12     EXECUTION IN COUNTERPARTS..................................10

         6.13     TITLES AND HEADINGS........................................10

         6.14     INVALID PROVISIONS.........................................10

         6.15     ATTORNEYS' FEES............................................10

EXHIBIT A - DEFINITIONS

                            INTELLECTUAL PROPERTY AGREEMENT

     This INTELLECTUAL PROPERTY AGREEMENT (this "Agreement") is made and entered into as of _________ , 1998, by and between Texas Instruments Incorporated, a Delaware corporation ("Purchaser"), and Harris Corporation, a Delaware corporation, acting through its Semiconductor Sector ("Harris"), Harris Advanced Technology. (Malaysia) Sdn. Bhd, a Malaysian corporation ("HAT") and Harris Southwest Properties, Inc., a Delaware corporation ("HSP") (collectively, "Seller").

                                    RECITALS:

     WHEREAS, among other businesses, Seller presently conducts the business (the "Commercial Logic Business") of manufacturing, marketing and selling commercial digital logic integrated circuits, listed by part number on Schedule 6.9(a) attached to the Commercial Asset Purchase Agreement defined hereafter (the "Commercial Logic Products");

     WHEREAS, Seller desires to sell and Purchaser desires to purchase Seller's right to manufacture, market and sell the Commercial Logic Products and certain assets, rights and properties of Seller used or useful in connection with the Commercial Logic Business, all on the terms and subject to the conditions set forth in an Asset Purchase Agreement dated October 23, 1998 (the "Commercial Asset Purchase Agreement");

     WHEREAS, Seller also presently conducts the business (the "Military Logic Business") of manufacturing, marketing and selling military digital logic integrated circuits, listed by part number on Schedule 6.9(a) attached to the Military Asset Purchase Agreement defined hereafter (the "Military Logic Products");

     WHEREAS, Seller also desires to sell and Purchaser also desires to purchase Seller's right to manufacture, market and sell the Military Logic Products and certain assets, rights and properties of Seller used or useful in connection with the Military Logic Business, all on the terms and subject to the conditions set forth in an Asset Purchase Agreement dated October 23, 1998 (the "Military Asset Purchase Agreement");

     WHEREAS, Seller owns or controls and has or may have various Intellectual Property rights which relate to or are utilized in the conduct of the Commercial Logic Business and the Military Logic Business and manufacture, marketing and sale of the Commercial Logic Products and Military Logic Products, and which Purchaser desires to acquire by assignment or utilize under license; and

     WHEREAS, Seller wishes to grant ownership or licenses to Purchaser under the various Intellectual Property rights owned or controlled by Seller;

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, and other good and valuable consideration, the parties hereby agree as follows:

                                 I. DEFINITIONS

     As used in this Agreement, unless the context otherwise requires, capitalized terms defined in this Agreement shall have the meanings set forth on Exhibit A hereto. Capitalized terms used but not defined herein have the meanings given them in the respective applicable Commercial Asset Purchase Agreement or Military Asset Purchase Agreement.

                                 II. ASSIGNMENT

     2.1 Logic Business Intellectual Property. Seller agrees to assign and transfer on the Closing Date, and hereby assigns and transfers (effective on the Closing Date) to Purchaser, all right, title and interest of Seller in and to the Logic Business Intellectual Property included in the items listed on the Asset Purchase Agreement Schedules 2.1(e), 2.1(f) and 2.1(g) and all other Logic Business Intellectual Property, together with any and all of the goodwill of the business in connection with which the Trademarks hereby assigned are used; all right, title and interest in any and all pending applications for registration or other protection of the same (including, without limitation, any and all right to claim priority in connection therewith); and all rights and causes of action to sue, enforce or recover for past, present or future infringement, misappropriation, dilution, unfair competition, false designation of origin or the like of the Intellectual Property assigned hereby.

     2.2 Documentation. At and after the Closing Date, each party hereto will execute and deliver any deeds, bills of sale, assignments or assurances and take and do any other actions and things reasonably necessary to vest, perfect or confirm of record or otherwise, in the other party, any and all right, title and interest in, to and under any of the rights, properties or assets of the party acquired or to be acquired by the other party as a result of, or in connection with, this Agreement.

                              III. GRANT OF LICENSE

     3.1 Patents. Seller grants to Purchaser an irrevocable, perpetual, world-wide, fully-paid and royalty-free non-exclusive license under all Invention Disclosures and Patents included in Seller Intellectual Property at the Closing Date, to engage in the Logic Business and to make, use, sell, offer for sale, export and import Logic Products.

     3.2 Know-How. Seller grants to Purchaser an irrevocable, perpetual, world-wide, fully-paid and royalty-free exclusive license under all Know-How included in Seller Intellectual Property at the Closing Date, and used by Seller in the Logic Business, to make, use, sell, offer for sale, export and import Logic Products and other products in the Field of Use.

     3.3 Copyrights. Seller grants to Purchaser an irrevocable, perpetual, world-wide, fully-paid and royalty-free license under all Copyrights included in Seller Intellectual Property at the Closing Date, to copy and reproduce, create adaptive and derivative works, publicly distribute copies and reproductions, publicly display or perform, and otherwise utilize the Copyrights in the use, sell, offer for sale, export and import of Logic Products. Such license shall be subject to pre-existing rights granted to third parties, but otherwise shall be exclusive in the Field of Use, and non-exclusive otherwise.

     3.4 Mask Works. Seller grants to Purchaser an irrevocable, perpetual, world-wide, fully-paid and royalty-free license under all Mask Works included in Seller Intellectual Property at the Closing Date, to reproduce a Mask Work by any means, to import or distribute a semiconductor chip product in which a Mask Work is embodied or to induce or cause others to do any of the foregoing, for Logic Products. Such license shall be subject to pre-existing rights granted to third parties, but otherwise shall be exclusive in the Field of Use, and non-exclusive otherwise.

     3.5 Trademarks. Seller grants to Purchaser an irrevocable, world-wide, fully-paid and royalty-free license to use Trademarks included in Seller Intellectual Property and previously used by Seller in connection with Logic Products. Such license shall be for a transitional period of two (2) years from the Closing Date or, if longer than two (2) years, until all inventory and work-in-progress displaying Seller's Trademarks, in existence at the Closing Date, is exhausted. Thereupon such license and such rights will terminate. Such license shall be subject to pre-existing rights granted to third parties, but otherwise shall be exclusive in the Field of Use, and non-exclusive otherwise. Notwithstanding the foregoing, the parties agree that Purchaser shall have the right, perpetually, to use all product specific identification numbers and configurations used by Seller in connection with the Logic Products.

     Purchaser shall not acquire under the terms of this Agreement any title or interest in the name "Harris" or "Harris Semiconductor" or Seller's monograms, logos, trademarks, or any variations or combinations thereof that have any application beyond the Logic Business. Purchaser, however, shall be entitled to
(i) market and sell without alteration all Logic Product Inventory acquired hereunder and all Logic Products acquired under the terms of the Supply Agreement (as hereinafter defined), which the parties acknowledge shall bear Seller's package designation, (ii) continue to use, in connection with the manufacture, marketing and sale of Logic Products, all materials and supplies acquired hereunder and shall not be obligated to overstamp or otherwise alter such materials prior to use and (iii) otherwise use the above referenced Seller names and marks in accordance with the terms of the licenses granted in this
Article III.

     3.6 Third Party Intellectual Property. To the extent not otherwise assigned or transferred above, Seller grants to Purchaser a sublicense under any such Third Party Logic Business Intellectual Property at the Closing Date, subject to Purchaser's right to refuse such license, to make, use, sell, offer for sale, export and import Logic Products. Such license shall be irrevocable, perpetual, world-wide, fully-paid and royalty-free, exclusive in the Field of Use and non-exclusive otherwise, to the full extent permissible, or else be on the best other terms available under the license between Seller and the third party, except that any Patents sublicensed hereunder shall be licensed only on a non-exclusive basis.

     3.7 Sublicense. With respect to the assets assigned in Article II herein and the licenses granted in Sections 3.1 through 3.5, and to the full extent permissible under Section 3.6, above, the assignment and license to Purchaser hereunder includes, without limitation:

     (a) the right to have Seller or a third party make Logic Products either in finished or semi-finished form (by way of example, "semi-finished form" includes
(1) semiconductor wafers at any stage of their manufacture, (2) foundry services and (3) assembly) for offer for sale, sale, use, lease, import or other disposition directly or indirectly by Purchaser or under the trademark, trade name, or other commercial indicia of Purchaser.

     (b) the right to sublicense to any Affiliate of Purchaser.

     (c) the right to assign or transfer the license by Purchaser to a third party in connection with a merger or sale in which a third party acquires substantially all or a major portion of the Logic Business assets acquired from Seller hereunder.

     3.8 Quality Control. To the extent the Seller Trademarks are used on or in connection with the manufacture, sale, performance or service of Logic Products manufactured, used, performed or sold as of the Closing Date (hereinafter referred to as the "Trademarked Products"), Purchaser shall manufacture, distribute, and sell the Trademarked Products in accordance with applicable minimum quality standards used immediately preceding the Closing Date.

     3.9 Identification of Patents After Closing Date. If, subsequent to the Closing Date, either party identifies any Patents or Mask Works Rights which are Logic Business Intellectual Property that are not specifically identified in this Agreement and for which Seller is obligated under Section 2.1 herein to assign rights therein to Purchaser, then upon notice thereof Seller shall promptly inform Purchaser of all relevant information in Seller's possession and, at the request of Purchaser, Seller shall cooperate in execution and delivery of assignment documentation and take and do any other actions and things reasonably necessary to vest, perfect or confirm of record or otherwise in Purchaser any and all right, title and interest in said Patents or Mask Works Rights. The obligations of Seller under this Section 3.9 shall be Purchaser's sole remedy for any failure to identify or assign Patents or Mask Works Rights which are Logic Business Intellectual Property.

     3.10 Grant-Back License for Supply Agreements. Purchaser grants to Seller a fully-paid and royalty-free non-exclusive license under Logic Business Intellectual Property acquired by Seller under Article II and under Seller Intellectual Property licensed exclusively under Article III, for the duration of and to the extent necessary for Seller to fulfill its obligations to Purchaser under the agreements by and between Seller and Purchaser dated October 23, 1998, for the supply by Seller of Commercial Logic Products and Military Logic Products to Purchaser (the "Commercial Supply Agreement" and "Military Supply Agreement").

                             IV. TECHNOLOGY TRANSFER

     4.1 Sufficient Transfer. Seller agrees to promptly, at its expense, but in no event later than sixty (60) days after Closing Date, transfer to Purchaser any and all information in written or electronic format and materials, in the physical possession or control of Seller and reasonably necessary and sufficient to carry on the business of manufacturing, marketing and selling the Logic Products by Seller and in no event less than necessary to carry on such business in a commercially reasonable manner, including without limitation putting Purchaser in possession of the following:

     (a) Identified Parts -- everything needed by Seller to manufacture, market and sell the parts identified in Schedule 6.9(a) of the Asset Purchase Agreement.

     (b) Identified Processes -- everything needed by Seller to perform all semiconductor manufacturing processes used by Seller to manufacture Logic Products on the Closing Date, through back-end assembly, testing and packaging, including but not limited to the following processes: CD4000; BiCMOS FCT; HC/HCT; and AC/ACT.

     (c) Component Testing Software and Hardware and Associated Documentation -- all component software test programs used in the Logic Business, associated probe cards and final test fixtures (including diagrams thereof, other associated documentation, and testing hardware and software identified on Asset Purchase Agreement Schedule 2.1(e) herein) used in the design and manufacture of the Logic Products, except to the extent unavailable after diligent search and attempt to locate the same;

     (d) Logic Product Software -- all design, development, application and technical support software and associated documentation (including product software identified on Asset Purchase Agreement Schedule 2.1(f) herein) used in the design and manufacture of the Logic Products, except to the extent unavailable after diligent search and attempt to locate the same;

     (e) Technical Data -- all technical information used in the Logic Business (whether in written or electronic format) or relating to the Logic Products or to the manufacture, marketing and sale thereof, including the information identified on Asset Purchase Agreement Schedule 2.1(g) herein and further including, without limitation, except to the extent unavailable after diligent search and attempt to locate the same: test flows for probe and final test, yield data by device for wafer fab and final test, Logic Product data books or data sheets, outstanding specification waivers, outstanding product change notices, special current customer requirements, specific flow for current customers, characterization packets and electrical data logs, process and assembly qualification data, ESD data, all device revisions, all die revisions, die size, fabrication processes, layout rules for each technology, layout data by device, process parameter limits for each technology, process history data for each technology, process recipe modifications by device, mount and bond diagrams by device, quality reliability data and to the extent available, verification rules, schematics by device, SPICE models, materials list of packages, assembly diagrams and masks;

     (f) Books and Records -- all books and records of the Logic Business relating to product engineering, research and development, and manufacture, marketing and sale of Logic Products, including, without limitation, customer lists, backlog information, distributor resale data, internal price books, delivery performance information, and all outstanding Logic Product price quotes, except to the extent unavailable after diligent search and attempt to locate the same.

     If, subsequent to the Closing Date, either party identifies any information or materials which have not been delivered to Purchaser as required under this Agreement, then upon notice thereof Seller shall promptly undertake all reasonable steps to effect such delivery.

     4.2 Support. Seller agrees to provide Purchaser after Closing Date reasonable support to put Purchaser in a position to carry on the business of manufacturing, marketing and selling the Logic Products at least to the extent carried on by Seller and in no event less than in a commercially reasonable manner, including without limitation training as requested by Purchaser or Purchaser's employees and further demonstrations or explanations regarding any of the materials or information referred to in Section 4.1. Such support shall include the services of four Seller engineers and four Seller marketing specialists to assist Purchaser during the six month period following the Closing Date, on a full time basis during the first two months of such period and thereafter on a part-time basis as required by Purchaser. The foregoing services will be provided to Purchaser without charge. Such services will be provided at the locations designated by Purchaser. Seller will defray all travel costs associated with such services, up to $50,000 in the aggregate. Purchaser will reimburse Seller for all additional travel costs incurred at the request of Purchaser, based on actual expenditures for coach airfare and standard business accommodations and meals. Any support services requested by Purchaser in addition to the foregoing shall be provided by Seller at an hourly rate of $50.00 per hour per Seller employee, but not to exceed a day rate per employee of $400.00.

                        V. REPRESENTATIONS AND WARRANTIES

     5.1 Conflict. These representations and warranties are in addition to and not in lieu of all representations and warranties set forth in the Asset Purchase Agreement.

     5.2 Ownership. Seller owns or has the right to license the Testing Hardware and Software, the Product Software, the Technical Data and all other intellectual property rights to be conveyed or licensed to Purchaser pursuant to this Agreement and the Asset Purchase Agreement (collectively referred to as "Proprietary Rights") and has the rights to sell, assign, transfer, license and deliver, as applicable, such Proprietary Rights to Purchaser as contemplated herein.

     5.3 No Infringement by Seller.

     (a) Except as noted in Subsection 5.3(b) herein, to the actual knowledge of Seller, the Proprietary Rights do not conflict with or infringe, and no one has asserted to Seller that such rights conflict with or infringe, any proprietary rights owned, possessed or used by any third party. There are no claims, disputes, actions, proceedings, suits or appeals pending against Seller with respect to any Proprietary Rights, and to the knowledge of Seller, none has been threatened against Seller. Except as noted in Subsection 5.3(b) herein, to the actual knowledge of Seller, there are no facts or alleged facts which would reasonably serve as a basis for any claim that Seller does not have the right to use, free of any rights or claims of others, all Proprietary Rights in the design, development, manufacture, use, sale and other disposition of any or all of the Products and services presently being used, furnished or sold in the conduct of the Logic Business as it is now being conducted.

     (b) Beginning in 1989 Seller received notices regarding alleged infringement and future infringement relating to patents and patent applications for which Jerome Lemelson is a named inventor. Purchaser acknowledges this matter as described in the letter to Mr. Douglas E. Whitney, Esq., dated January 14, 1998 (a copy of which Purchaser acknowledges having received including an Exhibit A) and the complaint filed by the Lemelson Medical, Education & Research Foundation, Limited Partnership in U.S. District Court, District of Arizona on July 31, 1998, naming multiple defendants including Purchaser. As of the date of this Agreement this matter remains unresolved.

     5.4 No Infringement by Third Party. To the actual knowledge of Seller, the Proprietary Rights transferred or exclusively licensed to Purchaser herein are not infringed by any third party, and Seller has not asserted against any third party that such rights are infringed by any third party. There are no claims, disputes, actions, proceedings, suits or appeals pending against a third party by Seller with respect to those rights.

     5.5 Effective Transfer of Necessary Rights. Pursuant to the Asset Purchase Agreement and the documents, instruments and agreements contemplated thereby, Seller will either (i) license the Proprietary Rights or (ii) transfer good title to the Proprietary Rights to Purchaser. The Proprietary Rights sold or licensed to Purchaser pursuant to the Asset Purchase [ILLEGIBLE] and the documents, instruments and agreements [ILLEGIBLE] including but not limited to this Agreement, will transfer all [ILLEGIBLE] Intellectual Property rights which Seller has the right and authority to [ILLEGIBLE] to Purchaser to conduct the Logic Business, at least to the extent carried on by Seller immediately prior to the Closing Date, with the mutual understanding that conduct of the Logic Business by Purchaser may require that Purchaser utilize in conjunction therewith the intellectual property rights, business organization and capabilities presently in Purchaser's possession.

                          VI. MISCELLANEOUS PROVISIONS

     6.1 Cooperation. Seller agrees to make its employees reasonably available to the Purchaser to reasonably assist and otherwise reasonably cooperate in the preparation and prosecution of all Logic Business Patents, Logic Business Trademarks, Logic Business Copyrights, Logic Business Mask Works and Logic Business Invention Disclosures and to execute any and all applications, assignments, affidavits, and any other papers in connection: therewith to perfect Purchaser's rights in any country. Such assistance and cooperation includes, but is not limited to communicating relevant facts and enabling contact with relevant employees and cooperating in testifying in any legal proceedings, signing all lawful papers, executing all divisionals, continuations, reissues and substitute applications, making all lawful oaths, and generally doing everything reasonable to aid Purchaser, its successors, assigns and nominees to pursue and enforce protection in all countries.

     6.2 No Obligation. Nothing in this Agreement shall require Purchaser to pursue or continue to pursue in any country any patent or invention registration or the like, or trademark, copyright or mask work registration, or any similar protection; nor to enforce the same against infringements or the like; nor to maintain in force any current or subsequently obtained patent or invention registration, or trademark, copyright or mask work registration, or the like.

     6.3 Notices. All notices and other communications required or permitted hereunder will be in writing and, unless otherwise provided in this Agreement, will be deemed to have been duly given when delivered in person or when dispatched by electronic facsimile transfer (confirmed in writing by mail simultaneously dispatched) or one business day after having been dispatched by a nationally recognized overnight courier service to the appropriate party at the address specified below:

                  (a)  If to Seller, to:

                       Harris Semiconductor
                       P.O.  Box 883, M/S 53-209
                       Melbourne, Florida 32902-0083
                       Attention:  Stephen K. Cusick, Esquire
                       Facsimile No.: (407) 729-5392

                       with a copy to:

                       Harris Corporation
                       1025 West NASA Boulevard, M/S 119 CHQ
                       Melbourne, Florida 32919
                       Attention:  Richard L. Ballantyne, Esquire
                       Facsimile No.: (407) 727-9222


                  (b)  If to Purchaser, to:

                       Texas Instruments Incorporated
                       7839 Churchill Way, M/S 3995
                       Dallas, Texas 75251

                        - or -

                       P.O.  Box 650311, M/S 3995
                       Dallas, Texas 75265
                       Attention:  Charles D. Tobin
                       Facsimile No.: (214) 917-3804

                       with a copy to:

                       Texas Instruments Incorporated
                       8505 Forest Lane, M/S 8658
                       Dallas, Texas 75243

                       - or -

                       P.O.  Box 660199, M/S 8658
                       Dallas, Texas 75266
                       Attention:  Richard J. Agnich, Esq.
                       Facsimile No.: (972) 480-5061

or to such other address or addresses as any such party may from time to time designate as to itself by like notice.

     6.4 Expenses. Except as otherwise expressly provided herein, each party hereto will pay any expenses incurred by it incident to this Agreement and in preparing to consummate and consummating the transactions provided for herein.

     6.5 Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and shall be assignable or delegable by either party without the prior written consent of the other party; provided, however, that upon notice to Seller, Purchaser may assign or delegate any or all of their rights or obligations under this Agreement to any Affiliate thereof or to any Person that directly or indirectly acquires, after the Closing, all or substantially all of the assets or voting stock of Purchaser.

     6.6 Waiver. Purchaser may, by written notice to Seller, and Seller may, by written notice to Purchaser, (a) extend the time for performance of any of the obligations of the other party under this Agreement, (b) waive any inaccuracies in the representations or warranties of the other party contained in this Agreement, (c) waive compliance with any of the conditions or covenants of the other party contained in this Agreement, or (d) waive or modify performance of any of the obligations of the other party under this Agreement; provided, however, that no such party may, without the prior written consent of the other parties, make or grant such extension of time, waiver of inaccuracies or compliance or waiver or modification of performance with respect to its representations, warranties, conditions or covenants hereunder. Except as provided in the immediately preceding sentence, no action taken pursuant to this Agreement will be deemed to constitute a waiver of compliance with any representations, warranties, conditions or covenants contained in this Agreement and will not operate or be construed as a waiver of any subsequent breach, whether of a similar or dissimilar nature.

     6.7 Entire Agreement; Disclosure Schedules. This Agreement, which includes the schedules and exhibits hereto, supersedes any other agreement, whether written or oral, that may have been made or entered into by any party relating to the matters contemplated hereby and constitutes the entire agreement by and among the parties hereto, except as otherwise set forth in the Asset Purchase Agreement which shall control in the event of any conflict herewith.

     6.8 Amendments, Supplements, Etc. This Agreement may be amended or supplemented at any time by additional written agreements as may mutually be determined by Purchaser and Seller to be necessary, desirable or expedient to further the purposes of this Agreement or to clarify the intention of the parties.

     6.9 Rights of the Parties. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give any Person other than the parties hereto or their assigns any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.

     6.10 Further Assurances. From time to time, as and when requested by any party hereto, the other party will execute and deliver, or cause to be executed and delivered, all such documents and instruments, make such other deliveries and take such other actions as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

     6.11 Applicable Law. This Agreement and the legal relations among the parties hereto will be governed by and construed in accordance with the rules and substantive Laws of the State of Florida, United States of America, without regard to conflicts of law provisions thereof.

     6.12 Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

     6.13 Titles and Headings. Titles and headings to Sections herein are inserted for convenience of reference only, and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     6.14 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under any present or future Law, and the rights or obligations under this Agreement of Seller on the one hand and Purchaser on the other hand will not be materially and adversely affected thereby, (a) such provision will be fully severable; (b) this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement; and (d) in lieu of such illegal, invalid, or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible, or if such addition is not possible the parties will negotiate in good faith a reasonable provision.

     6.15 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover in such action its reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which it may be entitled.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                         TEXAS INSTRUMENTS INCORPORATED

                         By:
                             -------------------------------------
                         Name:
                               -----------------------------------
                         HARRIS CORPORATION

                         By:
                             -------------------------------------
                         Name:
                               -----------------------------------

                         Title:
                                ----------------------------------

                         HARRIS ADVANCED TECHNOLOGY (MALAYSIA)
                         SDN.BHD

                         By:
                             -------------------------------------
                         Name:
                               -----------------------------------
                         Title:
                                ----------------------------------

                         HARRIS SOUTHWEST PROPERTIES, INC.

                         By:
                             -------------------------------------
                         Name:
                               -----------------------------------
                         Title:
                               ----------------------------------

                                    EXHIBIT A

                                   DEFINITIONS

     "Affiliate" shall mean with respect to any Person, any other person who, directly or indirectly, controls, is controlled by, or is under common control with that Person.

     "Agreement" shall mean this Intellectual Property Agreement as defined in the preamble to this Agreement.

     "Asset Purchase Agreement" (1) if the parties close on both the Commercial Asset Purchase Agreement and the Military Asset Purchase Agreement, means both the Commercial Asset Purchase Agreement and the Military Asset Purchase Agreement, or either of them, as in the context is appropriate, or, (2) if the parties close on only the Commercial Asset Purchase Agreement, means the Commercial Asset Purchase Agreement.

     "Closing Date" means the Closing Date as defined in the respective applicable Commercial Asset Purchase Agreement or Military Asset Purchase Agreement.

     "Commercial Asset Purchase Agreement" shall mean the Asset Purchase Agreement dated October 23, 1998, by and between Purchaser and Seller, executed contemporaneously herewith, relating to the Commercial Logic Business and Commercial Logic Products, as defined in the recitals to this Agreement.

     "Commercial Logic Business" means the business conducted by Seller of manufacturing, marketing and selling commercial but not military and not radiation hardened digital logic integrated circuits.

     "Commercial Logic Products" means the commercial digital logic integrated circuits products manufactured, marketed or sold directly or indirectly by Seller in the Commercial Logic Business and listed by part number on Schedule 6.9(a) of the Commercial Asset Purchase Agreement.

     "Commercial Supply Agreement" shall mean the Supply Agreement dated ___________ 1998, by and between Purchaser and Seller, executed contemporaneously herewith, relating to the supply by Seller of Commercial Logic Products to Purchaser, as defined in Section 3.10.

     "Copyrights" means all rights associated with works of authorship, including moral rights, registered and unregistered copyrights, registrations and applications therefor, in all media, throughout the world.

     "Field of Use" (1) if the parties close on both the Commercial Asset Purchase Agreement and the Military Asset Purchase Agreement, means (a) any digital logic integrated circuit manufactured by any of the CD4000, BiCMOS FCT, HC/HCT and AC/ACT processes; and (b) any of the products identified by part numbers listed on Schedules 6.9(a) of the Commercial

Asset Purchase Agreement or the Military Asset Purchase Agreement and manufactured by any process; or, (2) if the parties close on only the Commercial Asset Purchase Agreement, means (a) any commercial digital logic integrated circuit manufactured by any of the CD4000, BICMOS FCF, HC/HCT and AC/ACT processes; and (b) any of the products identified by part numbers listed on
Schedule 6.9(a) of the Commercial Asset Purchase Agreement and manufactured by any process.

     "Intellectual Property" means Patents, Trademarks, Know-How, Copyrights and Mask Works.

     "Know-How" means know-how, technology, inventions disclosed in Invention Disclosures, trade secrets, technical information, software and source code and documentation therefor, notebooks, drawings, and (with respect to semiconductor devices) mask works and application specific software.

     "Logic Business" (1) if the parties close on both the Commercial Asset Purchase Agreement and the Military Asset Purchase Agreement, means the business conducted by Seller of manufacturing, marketing and selling commercial and military but not radiation hardened digital logic integrated circuits; or, (2) if the parties close on only the Commercial Asset Purchase Agreement, means the business conducted by Seller of manufacturing, marketing and selling commercial but not military or radiation hardened digital logic integrated circuits.

     "Logic Business Intellectual Property" (1) if the parties close on both the Commercial Asset Purchase Agreement and the Military Asset Purchase Agreement, means that portion of Seller Intellectual Property which relates directly to and is used exclusively in the Logic Business or Logic Products; or, (2) if the parties close on only the Commercial Asset Purchase Agreement, means that portion of Seller Intellectual Property which relates directly to and is used exclusively in the Commercial Logic Business or Commercial Logic Products.

     "Logic Products" (1) if the parties close on both the Commercial Asset Purchase Agreement and the Military Asset Purchase Agreement, means the commercial and military digital logic integrated circuits products manufactured, marketed or sold directly or indirectly by Seller in the Logic Business and listed by part number on Schedules 6.9(a) of the Commercial Asset Purchase Agreement or the Military Asset Purchase Agreement; or, (2) if the parties close on only the Commercial Asset Purchase Agreement, means the commercial digital logic integrated circuits products manufactured, marketed or sold directly or indirectly by Seller in the Commercial Logic Business and listed by part number on Schedule 6.9(a) of the Commercial Asset Purchase Agreement.

     "Mask Works" means all registered or unregistered mask work rights, mask work registrations and mask work applications, throughout the world.

     "Military Asset Purchase Agreement" shall mean the Asset Purchase Agreement dated October 23, 1998, by and between Purchaser and Seller, executed contemporaneously herewith, relating to the Military Logic Business and Military Logic Products, as defined in the recitals to this Agreement.

     "Military Logic Business" means the business conducted by Seller of manufacturing, marketing and selling Military but not commercial and not radiation hardened digital logic integrated circuits.

     "Military Logic Products" means the Military digital logic integrated circuits products manufactured, marketed or sold directly or indirectly by Seller in the Military Logic Business and listed by part number on Schedule 6.9(a) of the Military Asset Purchase Agreement.

     "Military Supply Agreement" shall mean the Supply Agreement dated ___________ 1998, by and between Purchaser and Seller, executed contemporaneously herewith, relating to the supply by Seller of Military Logic Products to Purchaser, as defined in Section 3.10.

     "Patents" means patents, utility models and all similar government grants of rights to inventions, and all applications and related rights therefor (including any and all divisions, continuations, continuations-in-part, reissues, renewals, reexaminations and extensions thereof), throughout the world.

     "Person" has the same meaning as defined in the Asset Purchase Agreement.

     "Proprietary Rights" shall have the meaning ascribed to such term in
Section 5.2 of this Agreement.

     "Purchaser" shall - have the meaning ascribed to such term in the preamble to this Agreement.

     "Seller" shall have the meaning ascribed to such term in the preamble to this Agreement.

     "Seller Intellectual Property" means (a) all Intellectual Property owned or controlled by Seller or an Affiliate of which Seller owns a majority or controlling interest; and (b) all Intellectual Property owned or controlled by a third party and licensed to Seller or an Affiliate of which Seller owns a majority or controlling interest and which Intellectual Property includes a right of assignment, transfer or sublicense that gives a right to assign or transfer to, or sublicense Purchaser.

     "Seller Products" means all products and services that are being manufactured or performed by Seller at any time, other than Logic Business Products that are being manufactured or performed by Seller as of the Closing Date.

     "Technical Data" shall have the meaning ascribed to such term in Section 4.1(e) of this Agreement.

     "Third Party Logic Business Intellectual Property" means Intellectual Property owned or controlled by a third party and licensed to Seller, or an Affiliate of which Seller owns a majority or controlling interest, under an exclusive license which provides Seller a right of assignment or transfer or sublicense that gives a right to assign or transfer or sublicense Purchaser and which relates exclusively to the Logic Business or Logic Products, or is used or held for use exclusively in the Logic Business.

     "Trademarks" means all registered and unregistered trademarks, service marks, trade names, symbols, labels, packages, configuration of goods, words, slogans, phrases, numerals, or devices or combinations thereof, capable of distinguishing goods or services from goods or services of others, and all registrations and applications therefore, now existing or hereafter filed, throughout the world.

                                                                       Exhibit C



                   COMMERCIAL SUPPLY AGREEMENT BY AND BETWEEN

                         TEXAS INSTRUMENTS INCORPORATED

                                       AND

                               HARRIS CORPORATION

                           COMMERCIAL SUPPLY AGREEMENT

     This Agreement (hereinafter "AGREEMENT") is made in duplicate original counterparts and effective as of its execution date ("EFFECTIVE DATE") by and between HARRIS CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware, acting by and through its Semiconductor Sector with a principal place of business at 2401 Palm Bay Road, Northeast, Palm Bay, Florida 32905 (hereinafter "HARRIS") and TEXAS INSTRUMENTS INCORPORATED, a corporation duly organized and validly existing under the laws of the State of Delaware, acting by and through its Semiconductor Group with a principal place of business at 8505 Forest Lane, Dallas, Texas 75243 (hereinafter "TI"). Buyer and/or TI may be referred to herein as a "Party" or the "Parties", as the case may require.

     WHEREAS, Harris and its affiliates and TI have entered into an Asset Purchase Agreement (the "APA") pursuant to which TI will purchase from Harris the exclusive right to manufacture, market and sell certain Commercial Logic Products (capitalized terms used herein and not otherwise defined shall have the meanings given to them in the APA) along with certain assets, rights and properties of Harris used or useful with the Commercial Logic Business, all on the terms and subject to the conditions set forth in the APA.

     WHEREAS, in order to provide for a continuing source of supply of Commercial Logic Products during a transition period beginning on the Effective Date and ending on June 30, 1999, unless mutually extended by the parties, Harris agrees to sell and TI agrees to purchase certain semiconductor products, devices, wafers and/or die pursuant to specifications and in quantities mutually agreed upon by the parties and subject to the Terms and Conditions set forth in this Agreement.

     NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. DEFINITIONS. For the purposes of this Agreement, the following underlined terms will have the meanings set forth below.

     1.1. "ESTIMATED SHIP DATE" shall mean the date Harris approximates that it will ship the Product to TI.

     1.2. "LEAD-TIME" shall mean the approximate length of time Harris requires from the date a purchase order for the Product is submitted to Harris by TI until such time Harris can ship the Product pursuant to such purchase order.

     1.3. "PRODUCT" shall mean those semiconductor products, devices, wafers and/or die to be manufactured by Harris pursuant to this Agreement.

     1.4. "PRODUCT SPECIFICATION" shall mean the acceptance criteria for the Product mutually agreed upon between Harris and TI.

     1.5. "REQUESTED DELIVERY DATE" shall mean the arrival date for the Product requested by TI.

2. SCOPE OF AGREEMENT. Subject to the terms and conditions set forth in this Agreement, Harris agrees to sell to TI semiconductor product, devices, wafers and/or die manufactured using processes consistent with Harris' standard internal practices according to specifications and in quantities mutually agreed upon by the Parties. Harris shall deliver to TI and TI shall purchase Product ordered by TI pursuant to the terms and conditions set forth in this Agreement.

3.   STATEMENT OF WORK.

     3.1. TI shall consult with and guide Harris as well as provide reasonable technical assistance in the fulfillment of manufacturing responsibilities undertaken by Harris pursuant to this Agreement.

     3.2. Harris will be responsible for Process Technology and facilities necessary and/or appropriate for performing its manufacturing responsibilities specified herein.

     3.3. Harris agrees to provide reasonable technical support to assist in failure analysis of Product provided under this Agreement and to respond to TI's needs for such analysis in a timely manner.

4.   PRODUCT FORECASTS, PURCHASES AND SALES.

     4.1. FOUR MONTH ROLLING FORECAST. During the term of this Agreement, TI shall supply to Harris by the first day of each month a non-binding four month rolling forecast of estimated unit demand by wafer technology for unassembled semiconductor products and by package level for finished goods. Upon execution of this Agreement, TI shall provide Harris with its initial four month rolling forecast. Requests for quantities greater than those set forth in TI's four month forecasts will be accommodated by Harris to the extent capacity is available. Within seven (7) days of receipt of each of TI's rolling four month forecasts, Harris shall provide written acceptance or rejection of the demand levels set forth in TI's forecast and shall communicate the existence and amount of residual capacity available to provide quantities greater than those set forth in TI's forecast.

     4.2. ONE MONTH LOADING FORECAST. In addition to providing the four month rolling forecast described in Section 4.1., TI will, on the last work day preceding the first and fifteenth day of each month, provide Harris with an updated one month loading forecast setting forth TI's estimated product demand and requested delivery date by wafer for unassembled semiconductor products and by device for finished goods. The quantities set forth in weeks (1) one and (2) two of each loading forecast shall constitute a firm commitment on TI's behalf, except that, at any time prior to the second work day of week (2) two, TI reserves the right to change the device loading of the week (2) two mix by up to twenty-five percent (25%). The quantities set forth in weeks (3) three and (4) four of each loading forecast are subject to change but will become firm commitments unless modified in writing by TI prior to the beginning of the third week. Each loading forecast shall constitute a release against the corresponding purchase order issued by TI pursuant to Section 4.4.1. below.

     4.3 LOW DEMAND FOR PRODUCT. In recognition of the fact that Harris cannot maintain a robust manufacturing capability if the demand for die or finished products drops to an unacceptably low level, the parties agree that if the forecasted demand on Harris drops below the minimum process lot starts per week as set forth on Exhibit A, Section 3, for any of the four (4) fabrication technologies (CD4000, HC/HCT, AC/ACT, FC/FCT), Harris and TI will agree on an appropriate end of life order and delivery period.

     4.4  PURCHASES AND SALES.

          4.4.1. TI's purchase of Product shall be initiated by the issuance of a written purchase order which will provide a reasonable Lead-time to ensure timely delivery of the products. A purchase order will only be accepted by Harris if issued by TI's authorized representative. Each purchase order issued by TI shall specify: (i) a purchase order number and date, (ii) quantity of Product to be delivered using the Minimum Line Quantities ("MLQs") listed on Exhibit A, (iii) Product part number and revision level, (iv) Product description, (v) Product unit price, (vi) Requested Delivery Date, (vii) shipping instructions, including carrier and delivery address, and (viii) signature(s) of authorized TI representative. No terms or conditions in either Party's purchase, sales, delivery or shipping, forms of acknowledgments, or similar documents shall have effect to the extent such terms and conditions are inconsistent with terms and conditions set forth in this Agreement.

          4.4.2. Within five (5) business days after Harris receives TI's purchase order, Harris shall provide to TI Estimated Ship Date for the Product requested pursuant to such purchase order. If Harris cannot commit to an Estimated Ship Date that satisfies TI's Requested Delivery Date, Harris shall propose, in good faith, an alternative Estimated Ship Date. Any purchase order placed by TI prior to the termination of this Agreement in which the Estimated Ship Date will be after the termination of this Agreement shall continue to be governed by the terms and conditions of this Agreement.

          4.4.3. All forecasts, purchase orders and shipping documents between the parties shall be communicated by electronic means to the maximum extent feasible.

5.   PRICING.

     5.1. PRODUCT PRICING AND MINIMUM LINE QUANTITIES. Prices charged shall be as indicated on Exhibit A attached hereto and incorporated herein by this reference. Prices cover only semiconductor products, devices, wafers, and/or die set forth in Exhibit A. Any semiconductor products, devices, wafers and/or die not set forth in Exhibit A will be provided only if pricing and other terms are separately negotiated and mutually agreed upon by the Parties.

     5.2. PRODUCT SPECIFICATION CHANGE PROCESS. Upon receipt of a written request by TI, Harris shall, within fifteen (15) business days, submit to TI a written summary of estimated adjustments or costs, if any, reasonably required to implement a modification to the Product Specification requested by TI. Such summary shall include the change, if any, to: (i) any applicable Product delivery dates; and (ii) the mask tooling impacted and unit price. Written approval from TI must be received by Harris prior to implementation of such changes, and will be referenced as an Amendment to this Agreement. If Harris does not receive such written approval from TI within five (5) calendar days after Harris submits a summary to TI, TI shall have been deemed to have withdrawn such request for change to the Product Specifications.

     5.3. FREIGHT AND TAX CHARGES. Prices set forth in this Agreement do not include freight charges or any customs duties, sales, use, value added, excise, Federal, state, local or other similar taxes. All such duties or taxes shall be paid by TI, or in lieu thereof, TI shall provide Harris with an appropriate exemption certificate.

6.   DELIVERY, SHIPMENTS, INVOICES AND PAYMENTS.

     6.1. TITLE AND TRANSPORTATION. All shipments of Product to TI shall be F.O.B. point of manufacture. Title and risk of loss or damage shall pass to TI upon tender of delivery of the Products to a carrier at manufacturing point.

     6.2. TERMS AND METHOD OF PAYMENT. Terms [ILLEGIBLE] thirty (30) days from date of invoice. [ILLEGIBLE] shall not constitute acceptance of Produce [ILLEGIBLE] subject to adjustments for errors, shortages, [ILLEGIBLE]. Each shipment shall constitute an independent [ILLEGIBLE] shall pay for the same in accordance with the [ILLEGIBLE] terms. Payments shall be made in US dollars.

7. TERM. Subject to the terms and conditions set forth in this Agreement [ILLEGIBLE] may issue purchase orders at any time prior to June 30, 1999. Unless sooner terminated under the provisions of this Agreement, this Agreement shall terminate on June 30, 1999, unless mutually extended by the parties. Provisions of this Agreement which by their terms extend past the termination date shall survive termination.

8. INSPECTION AND ACCEPTANCE. TI agrees to perform incoming inspection of Product within thirty (30) calendar days of TI's receipt of Product. If Harris delivers Product to TI that does not conform in a material respect to TI's purchase order, TI shall notify Harris by written notice within five (5) calendar days after TI inspects Product. If TI rejects such product, TI's notice shall specify TI's reason(s) for rejecting the Product. TI will thereupon return rejected Product F.O.B. shipping point for repair or replacement at Harris' option.

9.   PRODUCT WARRANTY.

     9.1. WARRANTY PERIOD. Harris, except as otherwise provided below, warrants all goods against faulty workmanship or the use of defective materials and warrants that goods will conform to published Harris specifications or other agreed upon written Product Specifications. Unassembled semiconductor devices in wafer or die form shall meet the minimum yield levels set forth in Exhibit A attached hereto and incorporated herein by this reference. The warranty period for finished goods shall be two (2) years from the date of shipment. The warranty period for unassembled semiconductor devices in wafer or die form shall be six (6) months from the date of shipment. All product returned to Harris for failure to comply with the applicable specifications will be repaired or replaced within reasonable lead-time, at the option of Harris.

     9.2. NO ADDITIONAL WARRANTIES. EXCEPT FOR THE EXPRESS WARRANTIES STATED IN THIS AGREEMENT, HARRIS MAKES NO ADDITIONAL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED CONDITIONS OR WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY OBLIGATION ON THE PART OF HARRIS. TI'S REMEDIES SHALL BE LIMITED TO THE REMEDIES SPECIFIED HEREIN.

10. LIMITATION OF DAMAGES. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY LOST PROFITS, LOSS OF GOODWILL, OVERHEAD, COST OF COVER OR OTHER INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, HOWEVER CAUSED, AND WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE. THESE LIMITATIONS SHALL APPLY EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE, AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY HEREIN.

11.  MISCELLANEOUS.

      11.1. FORCE MAJEURE. Anything contained in this Agreement to the contrary notwithstanding, the obligations of the Parties hereto shall be subject to all laws, both present and future, of any government having jurisdiction over the Parties hereto, and to orders, regulations, directions or requests of any such government, or any department, agency or corporation thereof, and to war, acts of public enemies, strikes or other labor disturbances, accidents, transportation embargo, shortage of supplies, fires, floods, earthquakes, acts of God, or causes of like or different kind beyond the control of the Parties, and the Parties hereto shall be excused from any failure to perform any obligation hereunder to the extent such failure is caused by any such law, order, regulation, direction, request or contingency, for the period such cause endures. Production and deliveries may be allocated in a reasonable manner among its customers by Harris when these circumstances create a delay or shortfall in production of the Product or of products of the general type covered by this Agreement. Notwithstanding the foregoing, in the event any such cause delays either Party's performance of any of its material obligations under this Agreement, the other Party may suspend its performance under this Agreement for the period such delay continues and if any such cause renders impossible or delays for a period of more than six months either Party's performance of any of its material obligations under this Agreement, the other Party may upon written notice terminate this Agreement and such termination will be deemed to have occurred with consent of both parties. The
            Party whose performance is delayed on account of any such cause shall promptly notify the other Party and shall exert reasonable efforts to recommence performance as soon as possible.

      11.2. RELATIONSHIP OF PARTIES.

            11.2.1. Neither Party shall have, or shall represent that it has, any power, right, or authority to bind the other Party, or to assume or create any obligation or responsibility, express or implied, on behalf of the other Party or in the other Party's name.

            11.2.2. Each Party is an independent contractor; nothing in this
                    Agreement shall be construed as constituting Harris and TI as partners, joint venturers, or as creating the relationships of employer and employee, franchiser and franchisee, master and servant, principal and agent, or any other form of legal association that would impose liability on one Party for the act or failure to act of the other Party.

            11.2.3. Harris shall grant TI upon reasonable notice, access to its manufacturing line during normal business hours for the purpose of inspection and observation. Such access shall be granted as long as it does not unduly interfere with Harris operations or other business affairs.

            11.2.4. An employee of one Party shall not be considered, for any purpose, an employee of the other Party. To the extent this Agreement involves work by one Party on the premises of the other Party, each

                    Party shall instruct and require its respective visiting employees to observe and obey all rules, policies and procedures in effect at the facilities of the other Party.

     11.3. NOTICES AND ADMINISTRATION OF THE AGREEMENT. All notices shall be given in writing either by personal delivery to the Party to whom notice is directed, or by confirmed telex or facsimile, or by a commercial overnight courier service, or by registered or certified mail, return receipt requested. The date upon which any such notice is so personally delivered, the date of confirmation of telex, facsimile, or courier delivery, or if the notice is given by registered or certified mail, the date three (3) days after it is deposited in the U.S. mail, shall be deemed to be the date shown as delivered on the return receipt of such notice, irrespective of the date appearing therein. For and on the behalf of each Party, the person designated below shall have cognizance of the work provided pursuant to this Agreement. General administration of the Agreement shall be through them. Each Party reserves the right to independently appoint a different individual and agrees to notify the other Party in writing of such change. All statements and notices shall be sent directly to the following individuals.


                     If to TI                      If to Harris
                     --------                      ------------
           Texas Instruments Incorporated      Harris Corporation
           P.O. Box 84, M.S.  800              Semiconductor Sector
           Sherman, Texas 75091                P.O. Box 883, M.S.  53-202
           Attention:  Rich Moore              Melbourne, FL 32902-0883
                                               Attention: Ray Odom

     11.4. LANGUAGE INTERPRETATION. In the interpretation of this Agreement, unless the context otherwise requires, (a) words importing the singular shall be deemed to import the plural and vice versa, (b) words denoting gender shall include all genders, (c) references to persons shall include corporations other bodies, and vice versa, (d) references to Parties, sections, schedules, addenda, paragraphs, articles and exhibits shall mean the Parties, sections, schedules, addenda, paragraphs, articles and exhibits of and to this Agreement, and (e) periods of days, weeks or months shall mean calendar days, weeks or months.

     11.5. HEADINGS. Article and Section headings are included solely for convenience, are not to be considered a part of this Agreement, and are not intended to be full and accurate descriptions of their contents.

     11.6. EXPORT. Each Party hereby assures the other that it will not knowingly, without prior authorization, if required of the Office of Export Administration, U.S. Department of Commerce, export or import (as defined in Section 380. 1(b)-(c) of the Export Administration Regulations and any amendments thereto) the technical data covered hereby. TI shall be responsible for determining the ITAR status of devices manufactured under this Agreement, and for obtaining all applicable licenses.

     11.7. OTHER RESTRICTIONS. In exercising its rights under this Agreement, each Party agrees to comply strictly and fully with all export controls imposed on Products by any country or organization or nations within whose jurisdiction each Party operates or does business. Each Party agrees not to export or permit export of Products or any related technical data or any direct Product of any related technical data, without complying with the export control laws in the relevant jurisdiction.

     11.8. INCORPORATION BY REFERENCE. Except as herein set forth to the contrary, the terms and conditions of the APA are herein incorporated by reference as if set forth in full.


     11.9. EXHIBITS. The following is the list of Exhibits which are attached hereto and are hereby incorporated into this Agreement by reference.

           Exhibit A: Pricing and Minimum Die Per Wafer, Minimum Line Quantities
                      and Minimum Process Quantities

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed by duly authorized officers or representative as of the date first above written.


TEXAS INSTRUMENTS INCORPORATED              HARRIS CORPORATION
Semiconductor Group                         Semiconductor Sector

By:                                         By:
     -------------------------                 ------------------------------
Name:                                       Name:
       -----------------------                   ----------------------------

Title:                                      Title:
       -----------------------                    ---------------------------
Date:                                       Date:
      ------------------------                    ---------------------------

                                    EXHIBIT A



                           COMMERCIAL SUPPLY AGREEMENT
           PRICING AND MINIMUM DIE PER WAFER, MINIMUM LINE QUANTITIES,
                         AND MINIMUM PROCESS QUANTITIES

1. PRICING AND MINIMUM DIE PER WAFER. The commercial products subject to this Agreement are as provided as follows:

     The commercial products (finished goods, "fg" and die), their transfer prices, and the minimum die per wafer ("MDPW") are listed in Schedule 1(a)[c] attached.

2. MINIMUM LINE QUANTITIES. The minimum line quantities ("MLQ's") to be ordered are as follows:

      a) Finished Goods Requests (available in die bank)

         Commercial                1,000 units

      b) Die Request

         Minimum die request will be equivalent to twelve (12) wafers, MDPW by device as set forth in Schedule 1(a)[c] for all commercial die requests.

3. MINIMUM PROCESS. The minimum process technology quantities (wafer lot starts per week) to be accepted are as follows:


                                          Minimum Wafer Lot Starts
           Family                                 Per Week
           ------                         ------------------------
         CD4000                                       5
         HC/HCT                                       5
         AC/ACT/FCT                                   5

COMPANY CONFIDENTIAL


                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
ACT         CD54AC00W              13109C            0.201       0.189         0.111       0.111       3,071     2,303    27,637
ACT         CD54AC04W              13123B            0.183       0.172         0.110       0.110       2,968     2,226    26,714
ACT         CD54AC08W              12125B            0.251       0.236         0.109       0.109       3,071     2,303    27,637
ACT         CD54AC240W             13100D            0.568       0.534         0.172       0.172       1,792     1,344    16,128
ACT         CD54AC273W             13146B            0.790       0.743         0.146       0.146       2,251     1,689    20,263
ACT         CD54AC86W              13127B            0.248       0.233         0.109       0.109       3,071     2,303    27,637
ACT         CD54ACT00W             14109C            0.200       0.188         0.118       0.118       3,071     2,303    27,637
ACT         CD54ACT04W             14123B            0.200       0.188         0.111       0.111       2,968     2,226    26,714
ACT         CD54ACT244W            14102D            0.674       0.634         0.178       0.178       1,792     1,344    16,128
ACT         CD54ACT245W            14103C            0.641       0.603         0.212       0.212       1,431     1,073    12,880
ACT         CD54ACT74W             14108B            0.239       0.225         0.131       0.131       1,629     1,222    14,664
ACT         CD54ACT86W             14127B            0.280       0.263         0.132       0.132       3,071     2,303    27,637
ACT         CD74AC00E              13109C            0.114       0.107         0.124       0.075       3,071     2,303    27,637
ACT         CD74AC00M              13109DXXXCT       0.113       0.106         0.113       0.075       3,589     2,692    32,303
ACT         CD74AC00M96            13109DXXXCT       0.107       0.101         0.112       0.071       3,589     2,692    32,303
ACT         CD74AC00M96S2463       13109DXXXCT       0.113       0.106         0.112       0.075       3,589     2,692    32,303
ACT         CD74AC02E              13150A            0.114       0.107         0.090       0.075       2,225     1,669    20,028
ACT         CD74AC02M              13150AXXXCT       0.122       0.115         0.090       0.081       2,225     1,669    20,028
ACT         CD74AC02M96            13150AXXXCT       0.051       0.048         0.089       0.034       2,225     1,669    20,028
ACT         CD74AC02M96S2463       13150AXXXCT       0.113       0.106         0.114       0.075       2,225     1,669    20,028
ACT         CD74AC04E              13123B            0.118       0.111         0.115       0.078       2,968     2,226    26,714
ACT         CD74AC04M              13123CXXXCT       0.127       0.119         0.113       0.084       3,578     2,684    32,203
ACT         CD74AC04M96            13123CXXXCT       0.116       0.109         0.113       0.077       3,578     2,684    32,203
ACT         CD74AC04M96S2227       13123CXXXCT       0.160       0.150         0.114       0.106       3,578     2,684    32,203
ACT         CD74AC04M96S2357       13123BXXXCT       0.160       0.150         0.114       0.106       2,968     2,226    26,714
ACT         CD74AC04M96S2463       13123CXXXCT       0.110       0.103         0.114       0.073       3,578     2,684    32,203
ACT         CD74AC05E              13124B            0.123       0.116         0.117       0.081       2,968     2,226    26,714
ACT         CD74AC05M              13124BXXXCT       0.118       0.111         0.116       0.078       2,968     2,226    26,714
ACT         CD74AC05M96            13124BXXXCT       0.110       0.103         0.116       0.073       2,968     2,226    26,714

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
ACT         CD74AC08E              13125B            0.110       0.103         0.122       0.073       3,071     2,303    27,637
ACT         CD74AC08M              13125DXXXCT       0.118       0.111         0.112       0.078       3,589     2,692    32,303
ACT         CD74AC08M96            13125DXXXCT       0.122       0.115         0.111       0.081       3,589     2,692    32,303
ACT         CD74AC08M96S2463       13125DXXXCT       0.113       0.106         0.112       0.075       3,589     2,692    32,303
ACT         CD74AC1O9E             13122B            0.146       0.137         0.150       0.096       1,629     1,222    14,664
ACT         CD74AC109M96           13122BXXXCT       0.115       0.108         0.150       0.076       1,629     1,222    14,664
ACT         CD74AC1OM              13147AXXXCT       0.146       0.137         0.092       0.092       2,760     2,070    24,837
ACT         CD74AC1OM96            13147AXXXCT       0.196       0.184         0.092       0.092       2,760     2,070    24,837
ACT         CD74AC10M96S2463       13147AXXXCT       0.110       0.103         0.093       0.073       2,760     2,070    24,837
ACT         CD74AC112E             13144A            0.216       0.203         0.140       0.140       1,717     1,288    15,457
ACT         CD74AC112MO6           13144AXXXCT       0.197       0.185         0.145       0.130       1,717     1,288    15,457
ACT         CD74AC138E             13110A            0.162       0.152         0.170       0.107       1,386     1,040    12,475
ACT         CD74AC138M             13110BXXXCT       0.151       0.142         0.169       0.100       2,389     1,792    21,499
ACT         CD74AC138M96           13110BXXXCT       0.181       0.170         0.169       0.119       2,389     1,792    21,499
ACT         CD74AC138M96S2463      13110BXXXCT       0.140       0.132         0.166       0.092       2,389     1,792    21,499
ACT         CD74AC139E             13139A            0.177       0.166         0.160       0.117       1,504     1,126    13,537
ACT         CD74AC139EX            13139A            0.590       0.555         0.167       0.167       1,504     1,126    13,537
ACT         CD74AC139M96           13139AXXXCT       0.162       0.152         0.162       0.107       1,504     1,128    13,537
ACT         CD74AC139M96S2463      13139AXXXCT       0.160       0.150         0.185       0.106       1,504     1,128    13,537
ACT         CD74AC14E              13163A            0.140       0.132         0.166       0.092       1,750     1,312    15,748
ACT         CD74AC14M              13163AXXXCT       0.140       0.132         0.168       0.092       1,750     1,312    15,746
ACT         CD74AC14M96            13163AXXXCT       0.136       0.128         0.168       0.090       1,750     1,312    15,746
ACT         CD74AC14M96S2497       13163AXXXCT       0.150       0.141         0.168       0.099       1,750     1,312    15,746
ACT         CD74AC151E             13132A            0.220       0.207         0.148       0.145       1,643     1,233    14,791
ACT         CD74AC153E             13134B            0.219       0.206         0.145       0.145       1,697     1,272    15,269
ACT         CD74AC153M96           13134BXXXCT       0.144       0.135         0.147       0.095       1,697     1,272    15,269
ACT         CD74AC157E             13115A            0.218       0.205         0.172       0.144       1,406     1,055    12,655
ACT         CD74AC1S7M             13115AXXXCT       0.205       0.193         0.174       0.135       1,406     1,055    12,655
ACT         CD74AC157M96           13115AXXXCT       0.135       0.127         0.171       0.089       1,406     1,055    12,655
ACT         CD74AC158M             13116AXXXCT       0.260       0.244         0.174       0.172       1,406     1,055    12,655

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
ACT         CD74AC161E             13117B            0.510       0.479         0.156       0.156       1,560     1,170    14,040
ACT         CD74AC161M             13117BXXXCT       0.329       0.309         0.156       0.156       1,560     1,170    14,040
ACT         CD74AC181M96           13117BXXXT        0.286       0.269         0.157       0.157       1,560     1,170    14,040
ACT         CD74AC161U96S2463      13117BXXXCT       0.178       0.167         0.159       0.117       1,560     1,170    14,040
ACT         CD74AC163E             131188B           0.422       0.397         0.157       0.157       1,560     1,170    14,040
ACT         CD74AC163M             131188BXXXCT      0.325       0.306         0.155       0.155       1,560     1,170    14,040
ACT         CD74AC163M9882497      131188BXXXCT      0.240       0.226         0.159       0.158       1,560     1,170    14,040
ACT         CD74AC164E             13145A            0.440       0.414         0.164       0.164       1,504     1,128    13,536
ACT         CD74AC164M             13145AXXXCT       0.382       0.359         0.166       0.166       1,504     1,128    13,536
ACT         CD74AC164M96           13145AXXXCT       0.262       0.246         0.164       0.164       1,504     1,128    13,536
ACT         CD74AC174M96           13148AXXXCT       0.255       0.240         0.162       0.162       1,531     1,148    13,777
ACT         CD74AC174M96S2463      13148AXXXCT       0.211       0.198         0.162       0.139       1,531     1,148    13,777
ACT         CD74AC175M             13149AXXXCT       0.244       0.229         0.168       0.161       1,450     1,087    13,046
ACT         CD74AC175M96           13149AXXXCT       0.352       0.331         0.169       0.169       1,450     1,087    13,046
ACT         CD74AC175M96S2463      13149AXXXCT       0.197       0.185         0.171       0.130       1,450     1,087    13,046
ACT         CD74AC175M96S2497      13149AXXXCT       0.218       0.205         0.171       0.144       1,450     1,087    13,046
ACT         CD74AC191E             13113A            0.465       0.437         0.240       0.240         991       743     8,916
ACT         CD74AC20E              13151A            0.152       0.143         0.077       0.077       3,291     2,468    29,620
ACT         CD74AC20M              13151AXXXCT       0.165       0.155         0.078       0.078       3,291     2,468    29,620
ACT         CD74AC20M96            13151AXXXCT       0.131       0.123         0.079       0.079       3,291     2,468    29,620
ACT         CD74AC20M96S2463       13151AXXXCT       0.118       0.109         0.079       0.077       3,291     2,468    29,620
ACT         CD74AC238M96           13111AXXXCT       0.276       0.259         0.170       0.170       1,436     1,077    12,926
ACT         CD74AC240E             13100D            0.271       0.255         0.191       0.179       1,792     1,344    16,128
ACT         CD74AC240M             13100D            0.204       0.192         0.191       0.135       1,792     1,344    16,128
ACT         CD74AC240M96           13100D            0.125       0.118         0.191       0.083       1,792     1,344    16,128
ACT         CD74AC240M96S2497      13100D            0.200       0.188         0.191       0.132       1,792     1,344    16,128
ACT         CD74AC244E             13102D            0.243       0.228         0.188       0.160       1,792     1,344    16,128
ACT         CD74AC244ES2497        13102D            0.220       0.207         0.191       0.145       1,792     1,344    16,128

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
ACT         CD74AC244M             13102D            0.201       0.189         0.191       0.133       1,792     1,344    16,128
ACT         CD74AC244M96           13102D            0.249       0.234         0.191       0.164       1,792     1,344    16,128
ACT         CD74AC244M96S2497      13102D            0.200       0.188         0.191       0.132       1,792     1,344    18,128
ACT         CD74AC244SM            13102DXXXCT       0.381       0.358         0.197       0.197       1,792     1,344    16,128
ACT         CD74AC244SM96          13102DXXXCT       0.659       0.619         0.197       0.197       1,792     1,344    16,128
ACT         CD74AC245E             13103C            0.195       0.183         0.216       0.129       1,625     1,218    14,621
ACT         CD74AC245M             13103C            0.275       0.259         0.215       0.182       1,625     1,218    14,621
ACT         CD74AC245M96           13103C            0.219       0.206         0.218       0.145       1,625     1,218    14,621
ACT         CD74AC245M96S2483      13103C            0.220       0.207         0.218       0.145       1,625     1,218    14,621
ACT         CD74AC245SM            13103CXXXCT       0.320       0.301         0.219       0.211       1,625     1,218    14,621
ACT         CD74AC251M             13133AXXXCT       0.209       0.196         0.151       0.138       1,643     1,233    14,791
ACT         CD74AC251M96S2483      13133AXXXCT       0.190       0.179         0.151       0.125       1,643     1,233    14,791
ACT         C074AC253M             13135BXXXCT       0.252       0.237         0.149       0.149       1,697     1,272    15,269
ACT         CD74AC253M96           13135AXXXCT       0.202       0.190         0.149       0.133       1,717     1,288    15,456
ACT         CD74AC253M96S2463      13135AXXXCT       0.188       0.177         0.149       0.124       1,717     1,288    15,456
ACT         CD74AC253M96S2497      13135AXXXCT       0.209       0.196         0.149       0.138       1,717     1,288    15,456
ACT         CD74AC257E             13120A            0.204       0.192         0.175       0.135       1,264       948    11,376
ACT         CD74AC257M             13120AXXXCT       0.213       0.200         0.174       0.141       1,264       948    11,376
ACT         CD74AC257M96           13120AXXXCT       0.267       0.251         0.174       0.174       1,264       948    11,376
ACT         CD74AC257M96S2463      13120AXXXCT       0.172       0.162         0.197       0.114       1,264       948    11,376
ACT         CD74AC257M96S2497      13120AXXXCT       0.130       0.122         0.197       0.086       1,264       948    11,376
ACT         CD74AC273E             13146A            0.152       0.143         0.152       0.100       1,258       944    11,324
ACT         CD74AC273M             13146A            0.133       0.125         0.151       0.088       1,258       944    11,324
ACT         CD74AC273M96           13146A            0.163       0.153         0.150       0.108       1,258       944    11,324
ACT         CD74AC280E             13119A            0.263       0.247         0.143       0.143       1,673     1,255    15,055
ACT         C074AC280M             13119AXXXCT       0.306       0.288         0.146       0.146       1,673     1,255    15,055
ACT         CD74AC280M96           13119AXXXCT       0.347       0.326         0.145       0.145       1,673     1,255    15,055
ACT         CD74AC280M96S2483      13119AXXXCT       0.204       0.192         0.146       0.135       1,673     1,255    15,055
ACT         CD74AC280MS2074        13119AXXXCT       0.240       0.226         0.145       0.145       1,673     1,255    15,055
ACT         CD74AC283E             13112A            0.344       0.323         0.213       0.213       1,132       849    10,184

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
ACT         CD74AC283M             13112AXXXCT       0.339       0.319         0.215       0.215       1,132       849    10,184
ACT         CD74AC297MS2075        13164AXXXCT       0.330       0.310         0.201       0.201       1,464     1,098    13,180
ACT         CD74AC32E              13126B            0.144       0.135         0.129       0.095       3,071     2,303    27,637
ACT         CD74AC32M              13126DXXXCT       0.120       0.113         0.112       0.079       3,589     2,692    32,303
ACT         CD74AC32M96            13126DXXXCT       0.117       0.110         0.111       0.077       3,589     2,692    32,303
ACT         CD74AC32M96S2463       13126DXXXCT       0.115       0.108         0.111       0.076       3,589     2,692    32,303
ACT         CD74AC32M96S2497       13126DXXXCT       0.110       0.103         0.113       0.073       3,589     2,692    32,303
ACT         CD74AC373E             13137B            0.192       0.180         0.195       0.127       1,129       847    10,165
ACT         CD74AC373M             13137B            0.211       0.198         0.194       0.139       1,129       847    10,165
ACT         CD74AC373M96           13137B            0.179       0.168         0.194       0.118       1,129       847    10,165
ACT         CD74AC373M96S2497      13137B            0.210       0.197         0.218       0.139       1,129       847    10,165
ACT         CD74AC374E             13104B            0.206       0.194         0.258       0.136         926       694     8,333
ACT         CD74AC374M             13104B            0.218       0.205         0.263       0.144         926       694     8,333
ACT         CD74AC374M96           13104B            0.092       0.086         0.263       0.061         926       694     8,333
ACT         CD74AC374M96S2463      13104B            0.220       0.207         0.263       0.145         926       694     8,333
ACT         CD74AC374M96S2497      13104B            0.200       0.188         0.263       0.132         926       694     8,333
ACT         CD74AC374MS2075        13104B            0.256       0.241         0.263       0.169         926       694     8,333
ACT         CD74AC534M96           13136B            0.407       0.383         0.261       0.261         913       685     8,215
ACT         CD74AC540M             13105B            0.241       0.227         0.212       0.159       1,167       875    10,506
ACT         CD74AC541E             13106B            0.298       0.280         0.212       0.197       1,167       875    10,506
ACT         CD74AC541M             13106B            0.251       0.236         0.212       0.166       1,167       875    10,506
ACT         CD74AC541M96           13106B            0.283       0.266         0.207       0.187       1,167       875    10,506
ACT         CD74AC541SM            13106BXXXCT       0.580       0.545         0.218       0.218       1,167       875    10,506
ACT         CD74AC563E             13141A            0.416       0.391         0.232       0.232       1,062       797     9,559
ACT         CD74AC573E             13140A            0.265       0.249         0.191       0.175       1,062       797     9,559
ACT         CD74AC573M             13140A            0.248       0.233         0.191       0.164       1,062       797     9,559
ACT         CD74AC573M96           13140A            0.223       0.210         0.193       0.147       1,062       797     9,559
ACT         CD74AC574E             13142A            0.200       0.188         0.246       0.132         870       652     7,828
ACT         CD74AC574M96           13142A            0.241       0.227         0.243       0.159         870       652     7,828
ACT         CD74AC646M             13130B            1.341       1.261         0.603       0.603         548       411     4,928

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
ACT         CD74AC646M96           13130B            0.193       0.181         0.539       0.127         548       411     4,928
ACT         CD74AC646M9082463      13130B            0.800       0.752         0.694       0.528         548       411     4,928
ACT         CD74AC74E              13108B            0.141       0.133         0.149       0.093       1,629     1,222    14,664
ACT         CD74AC74M              13108CXXXCT       0.138       0.130         0.129       0.091       3,101     2,326    27,912
ACT         CD74AC74M96            13108CXXXCT       0.132       0.124         0.128       0.087       3,101     2,326    27,912
ACT         CD74AC74M96S2497       13108CXXXCT       0.130       0.122         0.130       0.086       3,101     2,328    27,912
ACT         CD74AC86E              13127B            0.146       0.137         0.114       0.096       3,071     2,303    27,637
ACT         CD74AC86M              13127BXXXCT       0.158       0.149         0.113       0.104       3,071     2,303    27,637
ACT         CD74AC86M96            13127BXXXCT       0.106       0.100         0.112       0.070       3,071     2,303    27,637
ACT         CD74AC86M96S2463       13127BXXXCT       0.140       0.132         0.130       0.092       3,071     2,303    27,637
ACT         CD74AC86M96S2497       13127BXXXCT       0.140       0.132         0.130       0.092       3,071     2,303    27,637
ACT         CD74ACT00E             14109C            0.087       0.082         0.131       0.057       3,071     2,303    27,637
ACT         CD74ACT00M             14109DXXXCT       0.069       0.065         0.120       0.046       3,549     2,662    31,944
ACT         CD74ACT00M90           14109DXXXCT       0.101       0.095         0.121       0.067       3,549     2,662    31,944
ACT         CD74ACT00M96S2378      14109DXXXCT       0.130       0.122         0.123       0.086       3,549     2,662    31,944
ACT         CD74ACT00M96S2463      14109DXXXCT       0.110       0.103         0.123       0.073       3,549     2,662    31,944
ACT         CD74ACT00M96S2497      14109DXXXCT       0.120       0.113         0.123       0.079       3,549     2,662    31,944
ACT         CD74ACT02E             14150B            0.123       0.116         0.113       0.081       3,960     2,970    35,638
ACT         CD74ACT02M96           14150AXXXCT       0.104       0.098         0.095       0.069       2,401     1,801    21,609
ACT         CD74ACT04E             14123B            0.124       0.117         0.114       0.082       2,968     2,226    26,714
ACT         CD74ACT04M             14123CXXXCT       0.096       0.090         0.114       0.063       3,700     2,775    33,301
ACT         CD74ACT04M96           14123CXXXCT       0.079       0.074         0.114       0.052       3,700     2,775    33,301
ACT         CD74ACT04M96S2463      14123CXXXCT       0.110       0.103         0.115       0.073       3,700     2,775    33,301
ACT         CD74ACT04M96S2497      14123CXXXCT       0.101       0.095         0.115       0.067       3,700     2,775    33,301
ACT         CD74ACT04M96S2546      14123CXXXCT       0.159       0.149         0.115       0.105       3,700     2,775    33,301
ACT         CD74ACT05E             14124B            0.088       0.083         0.118       0.058       2,968     2,226    26,714
ACT         CD74ACT05M             14124BXXXCT       0.118       0.111         0.117       0.078       2,968     2,226    26,714
ACT         CD74ACT05M96           14124BXXXCT       0.124       0.117         0.116       0.082       2,968     2,226    26,714
ACT         CD74ACT05M96S2074      14124BXXXCT       0.120       0.113         0.117       0.079       2,968     2,226    26,714
ACT         CD74ACT05MS2075        14124BXXXCT       0.130       0.122         0.117       0.086       2,968     2,226    26,714

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
ACT         CD74ACT05MS2298        14124BXXXCT       0.117       0.110         0.117       0.077       2,968     2,226    26,714
ACT         CD74ACT08E             14125B            0.100       0.094         0.129       0.066       3,071     2,303    27,637
ACT         CD74ACT08M             14125DXXXCT       0.091       0.086         0.120       0.060       3,549     2,662    31,944
ACT         CD74ACT08M96           14125DXXXCT       0.088       0.083         0.120       0.058       3,549     2,662    31,944
ACT         CD74ACT08M96S2497      14125DXXXCT       0.120       0.113         0.121       0.079       3,549     2,662    31,994
ACT         CD74ACT109E            14122B            0.179       0.168         0.158       0.118       1,629     1,222    14,664
ACT         CD74ACT109M            14122BXXXCT       0.169       0.159         0.160       0.112       1,629     1,222    14,664
ACT         CD74ACT109M96          14122BXXXCT       0.196       0.184         0.133       0.129       1,629     1,222    14,664
ACT         CD74ACT10E             14147A            0.086       0.081         0.099       0.057       2,791     2,093    25,119
ACT         CD74ACT10M             14147AXXXCT       0.116       0.109         0.100       0.077       2,791     2,093    25,119
ACT         CD74ACT10M96           14147AXXXCT       0.092       0.086         0.100       0.061       2,791     2,093    25,119
ACT         CD74ACT112M            14144AXXXCT       0.262       0.246         0.153       0.153       1,717     1,288    15,457
ACT         CD74ACT112M96          14144AXXXCT       0.262       0.246         0.152       0.152       1,717     1,288    15,457
ACT         CD74ACT138E            14110A            0.176       0.165         0.170       0.116       1,369     1,027    12,325
ACT         CD74ACT138M            14110BXXXCT       0.166       0.156         0.168       0.110       2,469     1,852    22,224
ACT         CD74ACT138M96          14110BXXXCT       0.177       0.166         0.168       0.117       2,469     1,852    22,224
ACT         CD74ACT139M96          14139AXXXCT       0.160       0.150         0.172       0.106       1,466     1,100    13,195
ACT         CD74ACT139M96S2497     14139AXXXCT       0.170       0.160         0.174       0.112       1,466     1,100    13,195
ACT         CD74ACT14E             14163A            0.144       0.135         0.180       0.095       1,677     1,258    15,090
ACT         CD74ACT14M             14163AXXXCT       0.121       0.114         0.179       0.080       1,677     1,258    15,090
ACT         CD74ACT14M96           14163AXXXCT       0.136       0.128         0.179       0.090       1,677     1,258    15,090
ACT         CD74ACT14M96S2463      14163AXXXCT       0.130       0.122         0.181       0.086       1,677     1,258    15,090
ACT         CD74ACT14M96S2478      14163AXXXCT       0.130       0.122         0.181       0.086       1,677     1,258    15,090
ACT         CD74ACT14M96S2497      14163AXXXCT       0.150       0.141         0.181       0.099       1,677     1,258    15,090
ACT         CD74ACT151M96          14132AXXXCT       0.264       0.248         0.162       0.162       1,624     1,218    14,612
ACT         CD74ACT153E            141MB             0.240       0.226         0.155       0.155       1,697     1,272    15,269
ACT         CD74ACT1S3M            14134BXXXCT       0.287       0.270         0.157       0.157       1,697     1,272    15,269
ACT         CD74ACT153M96          14134BXXXCT       0.158       0.149         0.157       0.104       1,697     1,272    15,269
ACT         CD74ACT157E            14115A            0.200       0.188         0.170       0.132       1,423     1,067    12,806
ACT         CD74ACT157M            14115AXXXCT       0.249       0.234         0.172       0.164       1,423     1,067    12,806

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
ACT         CD74ACT157M96          14115AXXXCT       0.257       0.242         0.170       0.170       1,423     1,067    12,806
ACT         CD74ACT157M96S2497     14115AXXXCT       0.210       0.197         0.172       0.139       1,423     1,067    12,806
ACT         CD74ACT158M96          14116AXXXCT       0.293       0.275         0.180       0.180       1,423     1,067    12,806
ACT         CD74ACT1B1E            14117B            0.196       0.184         0.161       0.129       1,580     1,185    14,216
ACT         CD74ACT161M96          14117BXXXCT       0.254       0.239         0.163       0.163       1,580     1,185    14,216
ACT         CD74ACT161M96S2463     14117BXXXCT       0.190       0.179         0.165       0.125       1,580     1,185    14,216
ACT         CD74ACT163E            14118A            0.050       0.047         0.163       0.033       1,811     1,358    16,296
ACT         CD74ACT103M            14118BXXXCT       0.317       0.298         0,165       0.165       1,580     1,185    14,216
ACT         CD74ACT163M96          14118AXXXCT       0.300       0.282         0.165       0.165       1,811     1,358    16,296
ACT         CD74ACT164E            14145A            0.447       0.420         0.176       0.176       1,431     1,074    12,883
ACT         CD74ACT164M            14145AXXXCT       0.392       0.368         0.178       0.178       1,431     1,074    12,883
ACT         CD74ACT164M96          14145AXXXCT       0.472       0.444         0.178       0.178       1,431     1,074    12,883
ACT         CD74ACT164MS2298       14145AXXXCT       0.350       0.329         0.178       0.178       1,431     1,074    12,883
ACT         CD74ACT174E            14148A            0.196       0.184         0.161       0.129       1,571     1,178    14,135
ACT         CD74ACT174M            14148AXXXCT       0.140       0.132         0.183       0.092       1,571     1,178    14,135
ACT         CD74ACT174M96          14148AXXXCT       0.184       0.173         0.183       0.121       1,571     1,178    14,135
ACT         CD74ACT174M96S2497     14148AXXXCT       0.197       0.185         0.164       0.130       1,571     1,178    14,135
ACT         CD74ACT175E            14149A            0.204       0.192         0.177       0.135       1,431     1,074    12,883
ACT         CD74ACT175M            14149AXXXCT       0.222       0.209         0.178       0.147       1,431     1,074    12,883
ACT         CD074ACT175M96         14149AXXXCT       0.183       0.172         0.178       0.121       1,431     1,074    12,883
ACT         CD74ACT175M96S2483     14149AXXXCT       0.236       0.222         0.178       0.156       1,431     1,074    12,883
ACT         CD74ACT175M96S2497     14149AXXXCT       0.110       0.103         0.178       0.073       1,431     1,074    12,883
ACT         CD74ACT101M            14113AXXXCT       0.832       0.782         0.258       0.258         966       724     8,690
ACT         CD74ACT20E             14151A            0.145       0.136         0.087       0.087       3,213     2,410    28,915
ACT         CD74ACT20M             14151AXXXCT       0.173       0.163         0.088       0.088       3,213     2,410    28,915
ACT         CD74ACT20M96           14151AXXXCT       0.143       0.134         0.088       0.088       3,213     2,410    28,915
ACT         CD74ACT238E            14111A            0.373       0.351         0.171       0.171       1,369     1,027    12,325
ACT         CD74ACT240E            14100D            0.205       0.193         0.205       0.135       1,792     1,344    16,128
ACT         CD74ACT240M            14100D            0.195       0.183         0.202       0.129       1,792     1,344    16,128
ACT         CD74ACT240M96          141000            0.207       0.195         0.202       0.137       1,792     1,344    16,128

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
ACT         CD74ACT240M96S2497     14100D            0.230       0.216         0.204       0.152       1,792     1,344    16,128
ACT         CD74ACT241E            14101D            0.233       0.219         0.196       0.154       1,792     1,344    16,128
ACT         CD74ACT241M96S2497     14101D            0.242       0.227         0.195       0.160       1,792     1,344    16,128
ACT         CD74ACT244E            141020            0.205       0.193         0.213       0.135       1,792     1,344    16,128
ACT         CD74ACT244ES2497       14102D            0.200       0.188         0.215       0.132       1,792     1,344    16,128
ACT         CD74ACT244M            14102D            0.179       0.168         0.212       0.118       1,792     1,344    16,128
ACT         CD74ACT244M96          141020            0.222       0.209         0.212       0.147       1,792     1,344    16,128
ACT         CD74ACT244M96S2497     14102D            0.220       0.207         0.212       0.145       1,792     1,344    16,128
ACT         CD74ACT245E            14103C            0.205       0.193         0.258       0.135       1,431     1,073    12,880
ACT         CD74ACT245M            14103C            0.233       0.219         0.257       0.154       1,431     1,073    12,880
ACT         CD74ACT245M00          14103C            0.242       0.227         0.257       0.160       1,431     1,073    12,880
ACT         CD74ACT245M96S2463     14103C            0.230       0.216         0.260       0.152       1,431     1,073    12,880
ACT         CD74ACT245M96S2497     14103C            0.230       0.216         0.260       0.152       1,431     1,073    12,880
ACT         CD74ACT245MS2074       14103C            0.225       0.212         0.260       0.149       1,431     1,073    12,880
ACT         CD74ACT24SSM           14103BXXXCT       0.492       0.462         0.264       0.264         723       542     6,504
ACT         CD74ACT253M            14135BXXXCT       0.169       0.159         0.159       0.112       1,697     1,272    15,269
ACT         CD74ACT2S3M90          14135BXXXCT       0.220       0.207         0,159       0.145       1,697     1,272    15,269
ACT         CD74ACT253M96S2463     14135BXXXCT       0.187       0.176         0.159       0.123       1,697     1,272    15,269
ACT         CD74ACT253M96S2497     14135BXXXCT       0.230       0.216         0.159       0.152       1,697     1,272    15,269
ACT         CD74ACT257E            14120A            0.254       0.239         0.179       0.168       1,312       984    11,808
ACT         CD74ACT257M            141208XXXCT       0.218       0.205         0.178       0.144       2,357     1,768    21,213
ACT         CD74ACT257M96          141208XXXCT       0.190       0.179         0.178       0.125       2,357     1,788    21,213
ACT         CD74ACT273E            141W              0.235       0.221         0.173       0.155       1,095       821     9,853
ACT         CD74ACT273M            14148A            0.227       0.213         0.171       0.150       1,095       821     9,853
ACT         CD74ACT273M96          14146A            0.194       0.182         0.171       0.128       1,095       821     9,853
ACT         CD74ACT273M9682497     14146A            0.270       0.254         0.172       0.172       1,095       821     9,853
ACT         CD74ACT273SM           14146AXXXCT       0.263       0.247         0.175       0.174       1,095       821     9,853
ACT         CD74ACT280E            14119A            0.282       0.265         0.150       0.150       1,594     1,196    14,347
ACT         CD74ACT280M            14119AXXXCT       0.257       0.242         0.153       0.153       1,594     1,196    14,347
ACT         CD74ACT280M90          14119AXXXCT       0.246       0.231         0.151       0.151       1,594     1,196    14,347

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
ACT         CD74ACT280MS2074       14119AXXXCT       0.240       0.226         0.153       0.153       1,594     1,196    14,347
ACT         CD74ACT283E            14112A            0.353       0.332         0.227       0.227       1,104       828     9,936
ACT         CD74ACT283M            14112AXXXCT       0.370       0.348         0.229       0.229       1,104       828     9,936
ACT         CD74ACT297M            14164AXXXCT       0.351       0.330         0.174       0.174       1,446     1,085    13,018
ACT         CD74ACT299M96          14128A            0.427       0.401         0.381       0.282         660       495     5,937
ACT         CD74ACT32E             14126B            0.112       0.105         0.117       0.074       3,071     2,303    27,637
ACT         CD74ACT32M             14126DXXXCT       0.056       0.053         0.120       0.037       3,549     2,682    31,944
ACT         CD74ACT32M96           14126DXXXCT       0.111       0.104         0.120       0.073       3,549     2,662    31,944
ACT         CD74ACT32M96S2497      14126DXXXCT       0.105       0.099         0.121       0.069       3,549     2,662    31,944
ACT         CD74ACT373E            14137B            0.197       0.185         0.205       0.130       1,043       782     9,383
ACT         CD74ACT373M            14137B            0.113       0.106         0.204       0.075       1,043       782     9,383
ACT         CD74ACT373M98          14137B            0.158       0.149         0.204       0.104       1,043       782     9,383
ACT         CD74ACT373M96S2463     141378            0.205       0.193         0.241       0.135       1,043       782     9,383
ACT         CD74ACT374E            141048            0.245       0.230         0.259       0.162         965       724     8,685
ACT         CD74ACT374M            14104B            0.148       0.139         0.258       0.098         965       724     8,685
ACT         CD74ACT374M00          14104B            0.187       0.176         0.258       0.123         965       724     8,685
ACT         CD74ACT374M96S2463     14104B            0.217       0.204         0.261       0.143         965       724     8,685
ACT         CD74ACT374M96S2497     14104B            0.203       0.191         0.261       0.134         965       724     8,685
ACT         CD74ACT540E            141058            0.221       0.208         0.232       0.146       1,107       830     9,960
ACT         CD74ACT540M            14105B            0.241       0.227         0.231       0.159       1,107       830     9,960
ACT         CD74ACT540MS2075       141058            0.220       0.207         0.234       0.145       1,107       830     9,960
ACT         CD74ACTS41E            141068            0.248       0.233         0.229       0.164       1,107       830     9,960
ACT         CD74ACT541M            141068            0.236       0.222         0.231       0.156       1,107       830     9,960
ACT         CD74ACT541M96          14106B            0.254       0.239         0.228       0.168       1,107       830     9,960
ACT         CD74ACT541M96S2497     141068            0.350       0.329         0.231       0.231       1,107       830     9,960
ACT         CD74ACT541SM           14106BXXXCT       0.260       0.244         0.238       0.172       1,107       830     9,960
ACT         CD74ACT573E            14140A            0.227       0.213         0.194       0.150         987       741     8,886
ACT         CD74ACT573M            14140A            0.223       0.210         0.193       0.147         987       741     8,886
ACT         CD74ACT573M96          14140A            0.287       0.270         0.193       0.189         987       741     8,886
ACT         CD74ACT573M96S2497     14140A            0.250       0.235         0.196       0.165         987       741     8,886

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
ACT         CD74ACT574E            14142A            0.247       0.232         0.234       0.163         870       652     7,828
ACT         CD74ACT574M            14142A            0.187       0.176         0.233       0.123         870       652     7,828
ACT         CD74ACT574M96          14142A            0.276       0.259         0.233       0.182         870       652     7,828
ACT         CD74ACT574M96S2497     14142A            0.200       0.188         0.287       0.132         870       652     7,828
ACT         CD74ACT623M96          14155C            0.341       0.321         0.262       0.225       1,431     1,073    12,880
ACT         CD74ACT646EN           141308            1.272       1.196         0.726       0.726         548       411     4,928
ACT         CD74ACT646M            141308            0.233       0.219         0.527       0.154         548       411     4,928
ACT         CD74ACT646M96          14130B            0.773       0.727         0.521       0.510         548       411     4,928
ACT         CD74ACT646M96S2463     14130B            1.010       0.949         0.714       0.667         548       411     4,928
ACT         CD74ACT652EN           14157C            1.517       1.426         0.726       0.726         784       588     7,052
ACT         CD74ACT652M            14157B            0.913       0.858         0.527       0.527         765       573     6,882
ACT         CD74ACT652M96          141578            1.289       1.212         0.527       0.527         765       573     6,882
ACT         CD74ACT652MS2298       14157B            1.331       1.251         0.527       0.527         765       573     6,882
ACT         CD74ACT74E             141088            0.130       0.122         0.156       0.086       1,629     1,222    14,664
ACT         CD74ACT74M             14108CXXXCT       0.103       0.097         0.134       0.068       3,135     2,352    28,218
ACT         CD74ACT74M96           14108CXXXCT       0.124       0.117         0.134       0.082       3,135     2,352    28,218
ACT         CD74ACT74M96S2497      14108CXXXCT       0.130       0.122         0.136       0.086       3,135     2,352    28,218
ACT         CD74ACT86E             14127B            0.159       0.149         0.122       0.105       3,071     2,303    27,637
ACT         CD74ACT86M             14127BXXXCT       0.160       0.150         0.120       0.106       3,071     2,303    27,637
ACT         CD74ACT86M96           14127BXXXCT       0.128       0.120         0.120       0.084       3,071     2,303    27,637
CD4000      18892                  10900X            0.236       0.222         0.041       0.041       2,522     1,892    22,699
CD4000      18893                  06911A            0.307       0.289         0.082       0.082       1,256       942    11,307
CD4000      41053                  06947X            0.290       0.273         0.111       0.111         926       694     8,331
CD4000      98634                  06586C            0.133       0.125         0.032       0.032       3,211     2,408    28,901
CD4000      99395                  10705A            0.177       0.166         0.058       0.058       1,755     1,316    15,792
CD4000      99397                  11196X            0.207       0.195         0.075       0.075       1,287       966    11,587
CD4000      99398                  069368            0.125       0.118         0.032       0.032       3,166     2,375    28,496
CD4000      99399                  10941X            0.203       0.191         0.079       0.079       1,305       979    11,749
CD4000      CD14S38BE              130248            0.191       0.180         0.091       0.091       1,115       836     10031
CD4000      CD14538BES2515         130248            0.156       0.147         0.091       0.091       1,115       836    10,031

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
CD4000      CD14538BF              130248            1.458       1.371         0.087       0.087       1,115       836    10,031
CD4000      CD4001BE               08939X            0.081       0.076         0.036       0.036       2,781     2,086    25,029
CD4000      CD4001BER3589          06939X            0.141       0.133         0.037       0.037       2,781     2,086    25,029
CD4000      CD4001BES2325          06939X            0.108       0.102         0.036       0.036       2,781     2,086    25,029
CD4000      CD4001BF               06939X            0.455       0.428         0.038       0.038       2,781     2,086    25,029
CD4000      CD4001BFS2065          06939X            0.420       0.395         0.038       0.038       2,781     2,086    25,029
CD4000      CD4001BM               06939XXXXCT       0.088       0.083         0.038       0.038       2,781     2,086    25,029
CD4000      CD4001BM96             06939XXXXCT       0.102       0.096         0.038       0.038       2,781     2,086    25,029
CD4000      CD4001BW               06939X            0.199       0.187         0.036       0.036       2,781     2,086    25,029
CD4000      CD4001UBE              06924X            0.084       0.079         0.037       0.037       2,765     2,074    24,883
CD4000      CD4001UBF              06924X            0.840       0.790         0.038       0.038       2,765     2,074    24,883
CD4000      CD4002BE               10255X            0.096       0.090         0.037       0.037       2,781     2,086    25,029
CD4000      CD4002BF               10255X            0.490       0.461         0.038       0.038       2,781     2,086    25,029
CD4000      CD4007UBE              06938X            0.097       0.091         0.029       0.029       3,476     2,607    31,282
CD4000      CD4007UBF              06938X            0.485       0.456         0.030       0.030       3,476     2,607    31,282
CD4000      CD4007UBH              06938X            0.227       0.213         0.031       0.031       3,476     2,607    31,282
CD4000      CD4007UBW              06938X            0.180       0.169         0.029       0.029       3,476     2,607    31,282
CD4000      CD4009UBE              06868X            0.131       0.123         0.037       0.037       2,719     2,039    24,472
CD4000      CD40102BE              06653X            0.283       0.266         0.127       0.127         804       603     7,237
CD4000      CD40103BE              06629X            0.217       0.204         0.130       0.130         785       589     7,067
CD4000      CD40103BF              06629X            1.198       1.126         0.134       0.134         785       589     7,067
CD4000      CD40103BW              06629X            0.283       0.266         0.128       0.126         785       589     7,067
CD4000      CD40105BE              06751X            0.362       0.340         0.155       0.155         658       493     5,918
CD4000      CD40105BF              06751X            0.629       0.591         0.160       0.160         658       493     5,918
CD4000      CD40106BE              10900X            0.112       0.105         0.040       0.040       2,522     1,892    22,699
CD4000      CD40106BER3592         10900X            0.129       0.121         0.040       0.040       2,522     1,892    22,699
CD4000      CD40106BES2300         10900X            0.112       0.105         0.040       0.040       2,522     1,892    22,699
CD4000      CD40108BES2515         10900X            0.100       0.094         0.041       0.041       2,522     1,892    22,699
CD4000      CD40106BES5001         10900X            0.110       0.103         0.041       0.041       2,522     1,892    22,699
CD4000      CD40106BEX             10900X            0.249       0.234         0.041       0.041       2,522     1,892    22,699

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
CD4000      CD40106BF              10900X            0.828       0.778         0.042       0.042       2,522     1,892    22,699
CD4000      CD40106BM              10900XXXXCT       0.101       0.095         0.042       0.042       2,522     1,892    22,699
CD4000      CD40106BM96            10900XXXXCT       0.142       0.133         0.042       0.042       2,522     1,892    22,699
CD4000      CD40106BW              10900X            0.157       0.148         0.039       0.039       2,522     1,892    22,699
CD4000      CD40107BE              0670X             0.133       0.125         0.029       0.029       3,513     2,634    31,613
CD4000      CD40107BF              06706X            0.840       0.790         0.030       0.030       3,513     2,634    31,613
CD4000      CD40109BE              11377A            0.261       0.245         0.075       0.075       1,346     1,010    12,118
CD4000      CD40109BF              11377A            0.886       0.833         0.078       0.078       1,346     1,010    12,118
CD4000      CD40109BW              11377A            0.349       0.328         0.074       0.074       1,346     1,010    12,118
CD4000      CD4010BE               06869X            0.113       0.106         0.038       0.038       2,689     2,017    24,203
CD4000      CD4010BF               06869X            0.800       0.752         0.039       0.039       2,689     2,017    24,203
CD4000      CD40110BE              06830B            0.271       0.255         0.163       0.163         627       470     5,640
CD4000      CD40117BE              10933X            0.157       0.148         0.035       0.035       2,904     2,178    26,140
CD4000      CD4011BE               10256A            0.087       0.082         0.028       0.028       3,680     2,760    33,120
CD4000      CD4011BES2325          10256A            0.108       0.102         0.028       0.028       3,680     2,760    33,120
CD4000      CD4011BF               10256A            0.472       0.444         0.029       0.029       3,680     2,760    33,120
CD4000      CD4011BM               10256AXXXCT       0.091       0.086         0.029       0.029       3,680     2,760    33,120
CD4000      CD4011BM96             10256AXXXCT       0.113       0.106         0.029       0.029       3,680     2,760    33,120
CD4000      CD4011BW               10256A            0.167       0.157         0.027       0.027       3,680     2,780    33,120
CD4000      CD4011UBE              06982X            0.092       0.086         0.044       0.044       2,341     1,755    21,065
CD4000      CD4012BE               10257X            0.095       0.089         0.041       0.041       1,853      1390    16,677
CD4000      CD4012BES2064          10257X            0.085       0.080         0.041       0.041       1,853     1,390    16,677
CD4000      CD4012BM96             10257XXXCT        0.100       0.094         0.042       0.042       2,511     1,883    22,599
CD4000      CD4013BE               069368            0.084       0.079         0.032       0.032       3,166     2,375    28,496
CD4000      CD4013BES2325          06936B            0.108       0.102         0.032       0.032       3,166     2,375    28,496
CD4000      CD40138ES2497          06936B            0.110       0.103         0.033       0.033       3,166     2,375    28,496
CD4000      CD4013BES2515          06936B            0.067       0.063         0.033       0.033       3,166     2,375    28,496
CD4000      CD40138ES2540          069368            0.095       0.089         0.033       0.033       3,166     2,375    28,496
CD4000      CD4013BEX              06936B            0.143       0.134         0.032       0.032       3,166     2,375    28,496
CD4000      CD4013BF               06936B            0.490       0.461         0.033       0.033       3,166     2,375    28,496

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
CD4000      CD40138H               06936B            0.181       0.170         0.034       0.034       3,166     2,315    28,496
CD4000      CD4013BM               06936BXXXCT       0.086       0.081         0.033       0.033       3,166     2,315    28,496
CD4000      CD40138M96             06936BXXXCT       0.120       0.113         0.033       0.033       3,166     2,375    28,496
CD4000      CD4013BW               06936B            0.163       0.153         0.031       0.031       3,166     2,375    28,496
CD4000      CD4014BE               10163X            0.205       0.193         0.085       0.085       1,202       901    10,817
CD4000      CD4015BE               06911A            0.142       0.133         0.081       0.081       1,256       942    11,307
CD4000      CD4015BF               06911A            0.478       0.449         0.084       0.084       1,256       942    11,307
CD4000      CD40158W               06911A            0.267       0.251         0.079       0.079       1,256       942    11,307
CD4000      CD40161BE              10215X            0.305       0.287         0.097       0.097       1,056       792     9,501
CD4000      CD40161BW              10215X            0.317       0.298         0.094       0.094       1,056       792     9,501
CD4000      CD4016BE               069408            0.116       0.109         0.028       0.028       3,644     2,733    32,793
CD4000      CD40168F               069408            0.463       0.435         0.029       0.029       3,644     2,733    32,793
CD4000      CD40108M               009408XXXCT       0.099       0.093         0.029       0.029       3,644     2,733    32,793
CD4000      CD4016BW               089408            0.173       0.163         0.027       0.027       3,644     2,733    32,793
CD4000      CD401748E              10276X            0.132       0.124         0.060       0.060       1,690     1,267    15,206
CD4000      CD401748E116           10276X            0.130       0.122         0.080       0.060       1,690     1,267    15,206
CD4000      CD401748F              10278X            0.797       0.749         0.062       0.062       1,690     1,267    15,206
CD4000      CD40174BW              10276X            0.180       0.169         0.059       0.059       1,690     1,267    15,206
CD4000      CD40175BE              11180X            0.135       0.127         0.052       0.052       1,945     1,459    17,508
CD4000      CD4017BE               10494B            0.134       0.126         0.102       0.088         998       748     8,981
CD4000      CD4017BF               10494B            0.980       0.921         0.105       0.105         998       748     8,981
CD4000      CD4017BW               10494B            0.331       0.311         0.099       0.099         998       748     8,981
CD4000      CD4018BE               10113X            0.161       0.151         0.073       0.073       1,388     1,041    12,492
CD4000      CD4018BES2064          10113X            0.171       0.161         0.073       0.073       1,388     1,041    12,492
CD4000      CD40192BE              06729X            0.184       0.173         0.111       0.111         916       687     8,247
CD4000      CD40193BE              06730X            0.200       0.188         0.113       0.113         906       679     8,150
CD4000      CD40194BE              10485A            0.178       0.167         0.098       0.098       1,037       778     9,333
CD4000      CD4019BE               10939X            0.125       0.118         0.041       0.041       2,467     1,850    22,200
CD4000      CD4019BES2260          10939X            0.160       0.150         0.041       0.041       2,467     1,850    22,200
CD4000      CD40198F               10939X            0.754       0.709         0.043       0.043       2,467     1,850    22,200

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
CD4000      CD4020BE               06947X            0.171       0.161         0.110       0.110         926       694     8,331
CD4000      CD4020BF               06947X            0.913       0.858         0.114       0.114         926       694     8,331
CD4000      CD4020BW               06947X            0.352       0.331         0.107       0.107         926       694     8,331
CD4000      CD4021BE               10164X            0.135       0.127         0.081       0.081       1,260       945    11,338
CD4000      CD40218ES2515          10164X            0.111       0.104         0.082       0.073       1,260       945    11,338
CD4000      CD4021BF               10164X            0.669       0.629         0.083       0.083       1,260       945    11,338
CD4000      CD40228E               10495B            0.155       0.146         0.087       0.087       1,176       882    10,584
CD4000      CD4022BF               10495B            0.511       0.480         0.089       0.089       1,176       882    10,584
CD4000      CD4022BW               104958            0.250       0.235         0.084       0.084       1,176       882    10,584
CD4000      CD40238E               10258X            0.088       0.083         0.040       0.040       2,539     1,904    22,850
CD4000      CD40238F               10258X            0.509       0.478         0.041       0.041       2,539     1,904    22,850
CD4000      CD4023BM               10258XXXXCT       0.070       0.066         0.041       0.041       2,539     1,904    22,850
CD4000      CD4023BM96             10258XXXXCT       0.099       0.093         0.041       0.041       2,539     1,904    22,850
CD4000      CD40238W               10258X            0.133       0.125         0.039       0.039       2,539     1,904    22,850
CD4000      CD4024BE               06903X            0.147       0.138         0.064       0.064       1,596     1,197    14,367
CD4000      CD4024BF               06903X            0.571       0.537         0.068       0.066       1,596     1,197    14,367
CD4000      CD4024BM               06003XXXXCT       0.131       0.123         0.066       0.066       1,596     1,197    14,367
CD4000      CD40248M96             00903XXXXCT       0.137       0.129         0.066       0.066       1,596     1,197    14,367
CD4000      CD40258E               10259X            0.097       0.091         0.041       0.041       2,511     1,883    22,599
CD4000      CD40258ES2064          10259X            0.095       0.089         0.041       0.041       2,511     1,883    22,599
CD4000      CD4025BF               10259X            0.358       0.337         0.041       0.041       2,511     1,883    22,599
CD4000      CD4025BM               10259XXXXCT       0.050       0.047         0.042       0.033       2,511     1,883    22,599
CD4000      CD4025BM96             10259XXXXCT       0.099       0.093         0.042       0.042       2,511     1,883    22,599
CD4000      CD4025BW               10259X            0.134       0.126         0.039       0.039       2,511     1,883    22,599
CD4000      CD4026BE               06995X            0.146       0.137         0.106       0.096         964       723     8,679
CD4000      CD4027BE               06904A            0.143       0.134         0.052       0.052       1,945     1,459    17,503
CD4000      CD4027BES2065          06904A            0.130       0.122         0.052       0.052       1,945     1,459    17,503
CD4000      CD4027BF               06904A            0.656       0.617         0.054       0.054       1,945     1,459    17,503
CD4000      CD4027BM               06904AXXXCT       0.108       0.102         0.054       0.054       1,945     1,459    17,503
CD4000      CD4027BW               06904A            0.152       0.143         0.051       0.051       1,945     1,459    17,503

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
CD4000      CD4028BE               06984X            0.147       0.138         0.057       0.057       1,788     1,341    16,093
CD4000      CD4028BF               06984X            0.818       0.769         0.059       0.059       1,788     1,341    16,093
CD4000      CD4029BE               06836X            0.198       0.186         0.104       0.104         994       746     8,949
CD4000      CD4029BF               06836X            0.882       0.829         0.106       0.106         994       746     8,949
CD4000      CD40296W               06836X            0.316       0.297         0.100       0.100         994       746     8,949
CD4000      CD4030BE               06950X            0.146       0.137         0.051       0.051       1,985     1,489    17,868
CD4000      CD4030BF               06950X            0.818       0.769         0.053       0.053       1,985     1,489    17,868
CD4000      CD4030BW               06950X            0.197       0.185         0.050       0.050       1,985     1,489    17,868
CD4000      CD40338E               06996X            0.189       0.178         0.100       0.100       1,022       766     9,195
CD4000      CD4035BF               10165X            0.964       0.906         0.082       0.082       1,285       964    11,567
CD4000      CD4040BE               06948X            0.162       0.152         0.109       0.107         937       703     8,430
CD4000      CD4040BF               06948X            0.902       0.848         0.112       0.112         937       703     8,430
CD4000      CD4040BFS2065          06948X            0.690       0.649         0.112       0.112         937       703     8,430
CD4000      CD4040BW               06948X            0.350       0.329         0.106       0.106         937       703     8,430
CD4000      CD4041UBE              06905A            0.357       0.338         0.054       0.054       1,885     1,414    16,965
CD4000      CD4041UBF              06905A            2.331       2.191         0.056       0.056       1,885     1,414    16,965
CD4000      CD4041UBW              06905A            0.296       0.278         0.053       0.053       1,885     1,414    16,965
CD4000      CD4042BE               06917X            0.116       0.109         0.047       0.047       2,156     1,617    19,403
CD4000      CD4042BF               06917X            0.446       0.419         0.049       0.049       2,156     1,617    19,403
CD4000      CD4042BW               06917X            0.171       0.161         0.046       0.046       2,156     1,617    19,403
CD4000      CD4043BE               10125X            0.132       0.124         0.050       0.050       2,043     1,533    18,391
CD4000      CD4044BE               10126X            0.122       0.115         0.050       0.050       2,043     1,533    18,391
CD4000      CD4044BF               10126X            0.483       0.454         0.051       0.051       2,043     1,533    18,391
CD4000      CD4045BW               06942X            0.411       0.386         0.091       0.091       1,093       820     9,835
CD4000      CD4046BE               10005A            0.147       0.138         0.091       0.091       1,124       843    10,116
CD4000      CD4046BES2064          10005A            0.180       0.169         0.091       0.091       1,124       843    10,116
CD4000      CD4046BF               10005A            0.409       0.384         0.094       0.094       1,124       843    10,116
CD4000      CD4046BW               10005A            0.365       0.343         0.088       0.088       1,124       843    10,116
CD4000      CD4047BE               06943C            0.190       0.179         0.067       0.067       1,528     1,146    13,749
CD4000      CD4047BES2497          06943C            0.420       0.395         0.067       0.067       1,528     1,146    13,749

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
CD4000      CD4047BF               06943C            1.124       1.057         0.069       0.069       1,528     1,146    13,749
CD4000      CD4047BW               06943C            0.318       0.299         0.065       0.065       1,528     1,146    13,749
CD4000      CD4048BE               06944A            0.165       0.155         0.054       0.054       1,886     1,415    16,975
CD4000      CD4049UBE              10889X            0.111       0.104         0.041       0.041       2,466     1,850    22,194
CD4000      CD4049UBER3817         10889X            0.110       0.103         0.041       0.041       2,466     1,850    22,194
CD4000      CD4049UBES2064         10889X            0.116       0.109         0.041       0.041       2,466     1,850    22,194
CD4000      CD4049UBES2065         10889X            0.116       0.109         0.041       0.041       2,466     1,850    22,194
CD4000      CD4049UBF              10889X            0.606       0.570         0.043       0.043       2,466     1,850    22,194
CD4000      CD4049UBW              10889X            0.146       0.137         0.040       0.040       2,466     1,850    22,194
CD4000      CD4050BE               10966A            0.117       0.110         0.040       0.040       2,506     1,880    22,555
CD4000      CD4050BF               10966A            0.584       0.549         0.042       0.042       2,506     1,880     22555
CD4000      CD4050BW               10966A            0.151       0.142         0.040       0.040       2,506     1,880    22,555
CD4000      CD4051BE               10905X            0.117       0.110         0.098       0.077       1,066       800     9,598
CD4000      CD4051BER4248          10905X            0.550       0.517         0.096       0.096       1,066       800     9,598
CD4000      CD4051BES2325          10905X            0.164       0.154         0.096       0.096       1,066       800     9,598
CD4000      CD4051BF               10905X            0.895       0.653         0.099       0.099       1,066       600     9,598
CD4000      CD4051BH               10905X            0.283       0.266         0.101       0.101       1,066       800     9,598
CD4000      CD4051BM               52164AXXXCT       0.102       0.096         0.092       0.067       1,149       862    10,342
CD4000      CD4051BW               10905X            0.322       0.303         0.093       0.093       1,066       800     9,598
CD4000      CD4052BE               10940X            0.127       0.119         0.078       0.078       1,231       923    11,081
CD4000      CD4052BES2065          10940X            0.150       0.141         0.078       0.078       1,231       923    11,081
CD4000      CD4052BF               10940X            0.879       0.826         0.080       0.080       1,231       923    11,081
CD4000      CD4053BE               10941X            0.118       0.111         0.081       0.078       1,305       979    11,749
CD0000      CD4053BF               10941X            0.752       0.707         0.080       0.080       1,305       979    11,749
CD4000      CD4053BH               10941X            0.281       0.264         0.083       0.083       1,305       979    11,749
CD4000      CD4053BW               10941X            0.254       0.239         0.076       0.076       1,305       979    11,749
CD4000      CD4054BE               06881X            0.165       0.155         0.049       0.049       2,072     1,554    18,644
CD4000      CD4054BW               06881X            0.363       0.341         0.048       0.048       2,072     1,554    18,644
CD4000      CD4055BE               06715M            0.209       0.196         0.078       0.078       1,311       983    11,796
CD4000      CD4056BE               06716M            0.166       0.156         0.077       0.077       1,326       994    11,933

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
CD4000      CD4056BF               06716M            1.507       1.417         0.079       0.079       1,326       994    11,933
CD4000      CD4059AE               06006A            1.303       1.225         0.258       0.258         380       285     3,423
CD4000      CD4059AW               06006A            1.899       1.785         0.246       0.246         380       285     3,423
CD4000      CD4060BE               06949A            0.141       0.133         0.110       0.093         926       694     8,331
CD4000      CD4060BF               06949A            0.758       0.713         0.112       0.112         926       694     8,331
CD4000      CD4060BW               06949A            0.350       0.329         0.107       0.107         926       694     8,331
CD4000      CD4063BE               06415X            0.176       0.165         0.052       0.052       1,961     1,471    17,647
CD4000      CD4063BF               06415X            1.491       1.402         0.054       0.054       1,961     1,471    17,647
CD4000      CD4066BE               06941X            0.089       0.084         0.047       0.047       2,156     1,617    19,400
CD4000      CD4066BES2272          06941X            0.143       0.134         0.047       0.047       2,156     1,617    19,400
CD4000      CD40668ES2325          06941X            0.132       0.124         0.047       0.047       2,156     1,617    19,400
CD4000      CD4066BES2497          06941X            0.130       0.122         0.047       0.047       2,156     1,617    19,400
CD4000      CD4066BEX              06941X            0.252       0.237         0.048       0.048       2,156     1,617    19,400
CD4000      CD4066BF               06941X            0.499       0.469         0.049       0.049       2,156     1,617    19,400
CD4000      CD4066BM96             06941XXXXCT       0.110       0.103         0.049       0.049       2,156     1,617    19,400
CD4000      CD4066BW               06941X            0.140       0.132         0.048       0.046       2,156     1,617    19,400
CD4000      CD4067BE               06589A            0.510       0.479         0.109       0.109         958       718     8,620
CD4000      CD4067BF               06589A            1.316       1.237         0.110       0.110         958       718     8,620
CD4000      CD4067BH               06589A            0.630       0.592         0.108       0.108         958       718     8,620
CD4000      CD4067BW               06589A            0.460       0.432         0.103       0.103         958       718     8,620
CD4000      CD4068BE               10087X            0.092       0.086         0.036       0.036       2,797     2,098    25,176
CD4000      CD4068BES2325          10087X            0.117       0.110         0.036       0.036       2,797     2,098    25,176
CD4000      CD4068BF               10087X            0.564       0.530         0.038       0.038       2,797     2,098    25,176
CD4000      CD4069UBE              11149X            0.077       0.072         0.022       0.022       4,626     3,470    41,638
CD4000      CD4069UBE35            11149X            0.140       0.132         0.022       0.022       4,626     3,470    41,638
CD4000      CD4069UBES2325         11149X            0.116       0.109         0.022       0.022       4,626     3,470    41,638
CD4000      CD4069UBES2515         11149X            0.067       0.063         0.022       0.022       4,626     3,470    41,638
CD4000      CD4069UBF              11149X            0.473       0.445         0.023       0.023       4,626     3,470    41,638
CD4000      CD4069UBM              11149XXXXCT       0.083       0.078         0.023       0.023       4,626     3,470    41,638
CD4000      CD4069UBM96            11149XXXXCT       0.166       0.156         0.023       0.023       4,626     3,470    41,638

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
CD4000      CD4069UBW              11149X            0.143       0.134         0.021       0.021       4,626     3,470    41,638
CD4000      CD4070BE               06950X            0.093       0.087         0.051       0.051       1,985     1,489    17,868
CD4000      CD4070BF               06950X            0.523       0.492         0.053       0.053       1,985     1,489    17,868
CD4000      CD4070BM               06950XXXXCT       0.150       0.141         0.053       0.053       1,985     1,489    17,868
CD4000      CD4070BW               06950X            0.174       0.164         0.050       0.050       1,985     1,489    17,868
CD4000      CD4071BE               10088X            0.091       0.086         0.038       0.038       2,693     2,020    24,238
CD4000      CD4071BES2325          10088X            0.107       0.101         0.038       0.038       2,693     2,020    24,238
CD4000      CD4071BES2515          10088X            0.067       0.063         0.038       0.038       2,693     2,020    24,238
CD4000      CD4071BF               10088X            0.496       0.466         0.039       0.039       2,693     2,020    24,238
CD4000      CD4071BM               10088XXXXCT       0.078       0.073         0.039       0.039       2,693     2,020    24,238
CD4000      CD4071BW               10088X            0.132       0.124         0.037       0.037       2,693     2,020    24,238
CD4000      CD4072BE               10027X            0.101       0.095         0.032       0.032       3,182     2,387    28,642
CD4000      CD40728F               10027X            0.408       0.384         0.033       0.033       3,182     2,387    28,642
CD4000      CD40738E               10089X            0.088       0.083         0.038       0.038       2,705     2,029    24,349
CD4000      CD40738ES2325          10089X            0.107       0.101         0.038       0.038       2,705     2,029    24,349
CD4000      CD40738F               10089X            0.429       0.403         0.039       0.039       2,705     2,029    24,349
CD4000      CD40738M               10089XXXXCT       0.068       0.064         0.039       0.039       2,705     2,029    24,349
CD4000      CD4073BW               10089X            0.134       0.126         0.037       0.037       2,705     2,029    24,349
CD4000      CD4075BE               10090X            0.090       0.085         0.037       0.037       2,713     2,034    24,413
CD4000      CD4075BF               10090X            0.442       0.415         0.039       0.039       2,713     2,034    24,413
CD4000      CD4076BE               06584A            0.181       0.170         0.062       0.062       1,642     1,232    14,779
CD4000      CD40768F               06584A            0.927       0.871         0.064       0.064       1,642     1,232    14,779
CD4000      CD4077BE               06953X            0.090       0.085         0.049       0.049       2,077     1,557    18,690
CD4000      CD4077BES2515          06953X            0.067       0.063         0.050       0.044       2,077     1,557    18,690
CD4000      CD4077BF               06953X            0.525       0.494         0.050       0.050       2,077     1,557    18,690
CD4000      CD4077BM               06953XXXXCT       0.068       0.064         0.051       0.045       2,077     1,557    18,690
CD4000      CD4077BW               06953X            0.180       0.169         0.048       0.048       2,077     1,557    18,690
CD4000      CD4078BE               10091X            0.094       0.088         0.033       0.033       3,130     2,347    28,169
CD4000      CD4078BM               10091XXXXCT       0.150       0.141         0.034       0.034       3,130     2,347    28,169
CD4000      CD40788W               10091X            0.115       0.108         0.032       0.032       3,130     2,347    28,169

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
CD4000      CD4081BE               10092X            0.087       0.082         0.037       0.037       2,765     2,074    24,883
CD4000      CD4081BES2325          10092X            0.108       0.102         0.037       0.037       2,765     2,074    24,883
CD4000      CD4081BES2515          10092X            0.067       0.063         0.037       0.037       2,765     2,074    24,883
CD4000      CD4081BEX              10092X            0.206       0.194         0.038       0.038       2,765     2,074    24,883
CD4000      CD4081BF               10092X            0.476       0.447         0.038       0.038       2,765     2,074    24,883
CD4000      CD4081BM               10092XXXXCT       0.074       0.070         0.038       0.038       2,765     2,074    24883
CD4000      CD4081BW               10092X            0.124       0.117         0.036       0.036       2,765     2,074    24,883
CD4000      CD4082BE               10093X            0.094       0.088         0.037       0.037       2,773     2,079    24,954
CD4000      CD4082BES2064          10093X            0.093       0.087         0.037       0.037       2,773     2,079    24,954
CD4000      CD4082BF               10093X            0.425       0.400         0.038       0.038       2,773     2,079    24,954
CD4000      CD4082BW               10093X            0.128       0.120         0.036       0.036       2,773     2,079    24,954
CD4000      CD4085BE               06562A            0.192       0.180         0.030       0.030       3,422     2,567    30,800
CD4000      CD4085BF               06562A            0.632       0.594         0.031       0.031       3,422     2,567    30,800
CD4000      CD4086BE               06561A            0.107       0.101         0.026       0.026       3,938     2,953    35,441
CD4000      CD4089BE               10416X            0.329       0.309         0.106       0.106         960       720     8,638
CD4000      CD4093BE               06586C            0.102       0.096         0.032       0.032       3,211     2,408    28,901
CD4000      CD4093BEXS2064         06586C            0.215       0.202         0.032       0.032       3,211     2,408    28,901
CD4000      CD4093BF               06586C            0.535       0.503         0.033       0.033       3,211     2,408    28,901
CD4000      CD4093BH               06586C            0.161       0.151         0.034       0.034       3,211     2,408    28,901
CD4000      CD4093BM               06586CXXXCT       0.095       0.089         0.033       0.033       3,211     2,408    28,901
CD4000      CD4093BM96             06S86CXXXCT       0.196       0.184         0.033       0.033       3,211     2,408    28,901
CD4000      CD4093BW               06586C            0.161       0.151         0.031       0.031       3,211     2,408    28,901
CD4000      CD4094BE               06602X            0.133       0.125         0.093       0.088       1,098       823     9,881
CD4000      CD4094BES2515          06602X            0.111       0.104         0.094       0.073       1,098       823     9,881
CD4000      CD4094BF               06602X            0.946       0.889         0.096       0.096       1,098       823     9,881
CD4000      CD4094BW               06602X            0.336       0.316         0.090       0.090       1,098       823     9,881
CD4000      CD4097BE               06607A            0.453       0.426         0.105       0.105         992       744     8,932
CD4000      CD4098BE               06946X            0.158       0.149         0.079       0.079       1,297       973    11,672
CD4000      CD4098BF               06946X            1.117       1.050         0.081       0.081       1,297       973    11,672
CD4000      CD4098BW               06946X            0.317       0.298         0.076       0.076       1,297       973    11,672

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
CD4000      CD4099BE               06610X            0.168       0.158         0.088       0.086       1,192       894    10,727
CD4000      CD4099BES2497          06610X            0.210       0.197         0.086       0.086       1,192       894    10,727
CD4000      CD4099BF               06610X            0.839       0.789         0.088       0.088       1,192       894    10,727
CD4000      CD4099BW               06610X            0.349       0.328         0.083       0.083       1,192       894    10,727
CD4000      CD4502BE               06859X            0.231       0.217         0.079       0.079       1,290       968    11,613
CD4000      CD4S02BW               06859X            0.250       0.235         0.077       0.077       1,290       968    11,613
CD4000      CD4503BE               10705A            0.146       0.137         0.058       0.058       1,755     1,316    15,792
CD4000      CD4503BES2325          10705A            0.199       0.187         0.058       0.058       1,755     1,316    15,792
CD4000      CD4S03BW               10705A            0.214       0.201         0.056       0.056       1,755     1,316    15,792
CD4000      CD4504BE               11901A            0.196       0.184         0.095       0.095       1,146       860    10,315
CD4000      CD4508BE               06785A            0.539       0.507         0.099       0.099       1,054       791     9,486
CD4000      CD4510BE               06803X            1.132       1.064         0.100       0.100       1,015       761     9,133
CD4000      CD4511BE               10480X            0.157       0.148         0.114       0.104         892       669     8,031
CD4000      CD4511BF               10480X            0.875       0.823         0.118       0.118         892       669     8,031
CD4000      CD4512BE               10213X            0.168       0.158         0.059       0.059       1,727     1,295    15,539
CD4000      CD4514BE               10075X            0.395       0.371         0.091       0.091       1,144       858    10,297
CD4000      CD4514BM               10075X            0.340       0.320         0.090       0.090       1,144       858    10,297
CD4000      CD4514BW               10075X            0.492       0.462         0.087       0.087       1,144       858    10,297
CD4000      CD4515BE               10076X            0.446       0.419         0.088       0.088       1,185       889    10,664
CD4000      CD4516BE               06875X            0.172       0.162         0.080       0.080       1,268       951    11,409
CD4000      CD4516BF               06875X            0.604       0.568         0.083       0.083       1,268       951    11,409
CD4000      CD4510BW               00875X            0.260       0.244         0.078       0.078       1,268       951    11,409
CD4000      CD4517SE               10482X            0.510       0.479         0.180       0.180         567       425     5,105
CD4000      CD4517BW               10482X            0.673       0.633         0.175       0.175         567       425     5,105
CD4000      CD4518BE               10914A            0.143       0.134         0.080       0.080       1,278       958    11,502
CD4000      CD4518BF               10914A            0.784       0.737         0.081       0.081       1,278       958    11,502
CD4000      CD451BBW               10914A            0.278       0.261         0.078       0.078       1,278       958    11,502
CD4000      CD4520BE               10915A            0.166       0.156         0.080       0.080       1,278       958    11,502
CD4000      CD4520BES2325          10915A            0.233       0.219         0.080       0.080       1,278       958    11,502
CD4000      CD4520BF               10915A            0.720       0.677         0.082       0.082       1,278       958    11,502

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
CD4000      CD4520BW               10915A            0.296       0.278         0.078       0.078       1,278       958    11,502
CD4000      CD4521BE               11903B            0.174       0.164         0.077       0.077       1,324       993    11,919
CD4000      CD4522BE               11904A            0.215       0.202         0.066       0.066       1,550     1,163    13,953
CD4000      CD4527BE               10415X            0.242       0.227         0.114       0.114         893       670     8,035
CD4000      CD4532BE               06634X            0.141       0.133         0.053       0.053       1,915     1,436    17,237
CD4000      CD4538BE               10523X            0.257       0.242         0.138       0.138         738       553     6,640
CD4000      CD4536BW               10523X            0.310       0.291         0.134       0.134         738       553     6,640
CD4000      CD4541BE               11196X            0.103       0.097         0.074       0.068       1,287       966    11,587
CD4000      CD4541BES2260          11196X            0.230       0.216         0.074       0.074       1,287       966    11,587
CD4000      CD4541BF               11196X            1.175       1.105         0.075       0.075       1,287       966    11,587
CD4000      CD4541BW               11196X            0.280       0.263         0.072       0.072       1,287       966    11,587
CD4000      CD4543BE               11049A            0.151       0.142         0.061       0.061       1,660     1,245    14,937
CD4000      CD4555BE               06627X            0.127       0.119         0.064       0.064       1,586     1,189    14,274
CD4000      CD4556BE               06628X            0.146       0.137         0.064       0.064       1,586     1,189    14,274
CD4000      CD4556BF               06628X            0.796       0.748         0.066       0.066       1,586     1,189    14,274
CD4000      CD4572UBE              11909A            0.153       0.144         0.030       0.030       3,371     2,528    30,341
CD4000      CD4572UBW              11909A            0.247       0.232         0.029       0.029       3,371     2,528    30,341
CD4000      CD4S8SBE               10519X            0.144       0.135         0.080       0.080       1,282       961    11,536
CD4000      CD4724BE               10463X            0.361       0.339         0.086       0.086       1,191       893    10,717
FCT         CD54FCT244E            13752B            0.893       0.839         0.174       0.174       1,499     1,124    13,488
FCT         CD54FCT244MS2298       13752B            1.391       1.308         0.177       0.177       1,499     1,124    13,488
FCT         CD54FCT245E            13762B            1.365       1.283         0.435       0.435         587       441     5,287
FCT         CD54FCT245MS2298       13762B            1.502       1.412         0.433       0.433         587       441     5,287
FCT         CD74FCT240E            13750B            0.915       0.860         0.174       0.174       1,499     1,124    13,488
FCT         CD74FCT24CM            13750B            0.870       0.618         0.174       0.174       1,499     1,124    13,488
FCT         CD74FCT240M90          13750B            0.834       0.784         0.174       0.174       1,499     1,124    13,488
FCT         CD74FCT244ATE          13752B            0.487       0.458         0.174       0.174       1,499     1,124    13,488
FCT         CD74FCT244E            13752B            0.905       0.851         0.174       0.174       1,499     1,124    13,488
FCT         CD74FCT244M            13752B            0.539       0.507         0.174       0.174       1,499     1,124    13,488
FCT         CD74FCT244M96          13752B            0.698       0.656         0.174       0.174       1,499     1,124    13,488

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
FCT         CD74FCT245E            13762B            0.860       0.808         0.435       0.435         587       441     5,287
FCT         CD74FCT245M            13762B            0.935       0.879         0.438       0.438         587       441     5,287
FCT         CD74FCT245M96          13762B            0.928       0.872         0.433       0.433         587       441     5,287
FCT         CD74FCT273E            13761B            0.917       0.862         0.162       0.162       1,591     1,193    14,318
FCT         CD74FCT273M96          13761B            0.491       0.462         0.162       0.162       1,591     1,193     14318
FCT         CD74FCT2952AM          13769A            1.180       1.109         0.397       0.397         644       483     5,795
FCT         CD74FCT373E            13753B            0.695       0.653         0.176       0.176       1,491     1,118    13,416
FCT         CD74FCT313M            13753B            0.545       0.512         0.176       0.176       1,491     1,118    13,416
FCT         CD74FCT373M9S          13753B            0.820       0.771         0.177       0.177       1,491     1,118    13,416
FCT         CD74FCT374E            13754B            0.640       0.602         0.168       0.168       1,568     1,176    14,113
FCT         CD74FCT374M            13754B            0.717       0.674         0.167       0.167       1,568     1,176    14,113
FCT         CD74FCT374M96          13754B            1.432       1.346         0.174       0.174       1,568     1,176    14,113
FCT         CD74FCT540E            13765A            0.472       0.444         0.199       0.199       1,299       974    11,689
FCT         CD74FCT540M            13765A            0.915       0.860         0.198       0.198       1,299       974    11,689
FCT         CD74FCT540M96          13765A            0.700       0.658         0.198       0.198       1,299       974    11,689
FCT         CD74FCT541E            13766A            0.745       0.700         0.275       0.275         921       690     8,286
FCT         CD74FCT541M            13766A            0.598       0.562         0.274       0.274         921       690     8,286
FCT         CD74FCTS43EN           13767A            0.980       0.921         0.397       0.397         657       493     5,912
FCT         CD74FCT543M            13767A            1.023       0.962         0.391       0.391         657       493     5,912
FCT         CD74FCT543M96          13767A            1.156       1.087         0.391       0.391         657       493     5,912
FCT         CD74FCT564E            13760B            0.758       0.713         0.222       0.222       1,151       863    10,357
FCT         CD74FCT584M            13760B            0.538       0.506         0.221       0.221       1,151       863    10,357
FCT         CD74FCT573E            13757B            0.616       0.579         0.206       0.206       1,266       949    11,393
FCT         CD74FCT573M            13757B            0.722       0.679         0.203       0.203       1,266       949    11,393
FCT         CD74FCT573M96          13757B            0.716       0.673         0.203       0.203       1,266       949    11,393
FCT         CD74FCT573SM96         13757BXXXCT       0.670       0.630         0.210       0.210       1,266       949    11,393
FCT         CD74FCT574E            13758B            0.602       0.566         0.195       0.195       1,332       999    11,985
FCT         CD74FCT574M            13758B            0.242       0.227         0.194       0.160       1,332       999    11,985
FCT         CD74FCT574SM           13758BXXXCT       0.850       0.799         0.215       0.215       1,249       937    11,245
FCT         CD74FCT623M            13763B            0.998       0.938         0.350       0.350         737       553     6,632

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
FCT         CD74FCT848EN           13779A            2.755       2.590         0.582       0.582         434       326     3,907
FCT         CD74FCT652EN           13784A            0.951       0.894         0.574       0.574         441       330     3,966
FCT         CD74FCT652M            13784A            1.722       1.619         0.565       0.565         441       330     3,966
FCT         CD74FCT653EN           13798A            1.613       1.516         0.521       0.521         486       365     4,374
FCT         CD74FCT6S3M            13798A            1.051       0.988         0.513       0.513         486       365     4,374
FCT         CD74FCT654EN           13799A            1.800       1.692         0.632       0.632         402       301     3,616
FCT         CD74FCT821AM96S2497    13771A            0.700       0.658         0.256       0.256         989       742     8,898
FCT         CD74FCT823AEN          13775A            1.704       1.602         0.362       0.362         976       732     8,783
FCT         CD74FCT824AEN          13776A            1.521       1.430         0.282       0.282         976       732     8,783
FCT         CD74FCT841AEN          13773A            1.091       1.026         0.308       0.308         886       664     7,974
FCT         CD74FCT641AM           13773A            1.048       0.985         0.284       0.284         886       664     7,974
FCT         CD74FCT841AM96         13773A            1.280       1.203         0.303       0.303         886       664     7,974
FCT         CD74FCT843AM           13777A            1.264       1.188         0.342       0.342         732       549     6,587
FCT         CD74FCT843AM96         13777A            1.004       0.944         0.342       0.342         732       549     6,587
FCT         CD74FCT844AEN          13778A            1.520       1.429         0.318       0.318         860       645     7,743
HCT         100935                 11694A02XCT       0.230       0.216         0.060       0.060       2,447     1,835    22,025
HCT         135991                 13702A02XCT       0.328       0.308         0.080       0.080       1,971     1,478    17,739
HCT         CD54HCD0F              11600H            0.508       0.478         0.053       0.053       2,791     2,093    25,122
HCT         CD54HCD0W              11600H            0.126       0.118         0.050       0.050       2,791     2,093    25,122
HCT         CD54HCD2F              11678A01          0.452       0.425         0.045       0.045       3,341     2,506    30,067
HCT         CD54HCD4F              11681B            0.510       0.479         0.051       0.051       2,885     2,164    25,966
HCT         CDS4HCD4W              11681B            0.133       0.125         0.048       0.048       2,885     2,164    25,966
HCT         CD54HCD8F              11718B01          0.509       0.478         0.048       0.048       3,058     2,293    27,521
HCT         CD54HC109W             11690B01          0.206       0.194         0.044       0.044       3,187     2,390    28,682
HCT         CD54HC10F              11683B01          0.534       0.502         0.058       0.058       2,567     1,925    23,101
HCT         CD54HC11F              11684B01          0.518       0.487         0.044       0.044       3,387     2,540    30,483
HCT         CD54HC125F             11727A01          0.877       0.824         0.053       0.053       2,779     2,064    25,010
HCT         CD54HC125W             11727A01          0.198       0.186         0.050       0.050       2,779     2,054    25,010
HCT         CD54HC132W             11677B01          0.314       0.295         0.038       0.038       3,658     2,743    32,921
HCT         CD54HC13SF             11602F            0.707       0.665         0.062       0.062       2,371     1,718    21,335

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD54HC130F             11610C01          0.782       0.735         0.050       0.050       2,930     2,108    26,372
HCT         CD54HC130W             11610C01          0.270       0.254         0.048       0.048       2,930     2,198    26,372
HCT         CD54HC14F              11885A            0.462       0.434         0.056       0.056       3,237     2,427    29,130
HCT         CD54HC14W              11685A            0.276       0.259         0.053       0.053       3,237     2,427    29,130
HCT         CD54HC154W             11632C01          0.677       0.636         0.097       0.097       1,430     1,073    12,873
HCT         CD54HC157F             116280            0.799       0.751         0.055       0.055       2,868     2,151    25,812
HCT         CD54HC157W             116280            0.218       0.205         0.052       0.052       2,868     2,151    25,812
HCT         CD54HC161F             11635D01          0.925       0.870         0.080       0.080       1,888     1,415    16,994
HCT         CD54HC161W             11635D01          0.328       0.308         0.074       0.074       1,888     1,416    16,994
HCT         CDS4HC164F             11667B01          0.912       0.857         0.045       0.045       3,253     2,440    29,278
HCT         CD54HC174F             11625D01          0.830       0.780         0.068       0.068       2,182     1,637    19,640
HCT         CD54HC193W             11666C01          0.368       0.346         0.074       0.074       1,869     1,402    16,821
HCT         CD54HC20W              11721B01          0.134       0.126         0.037       0.037       3,724     2,793    33,514
HCT         CD54HC221F             11693D01          1.589       1.494         0.092       0.092       1,636     1,227    14,722
HCT         CD54HC221W             11893D01          0.435       0.409         0.085       0.085       1,636     1,227    14,722
HCT         CD54HC237F             11730B01          1.828       1.718         0.063       0.063       2,354     1,766    21,190
HCT         CD54HC244F             11606C            1.144       1.075         0.100       0.100       1,609     1,207    14,483
HCT         CD54HC244W             11606C01          0.472       0.444         0.094       0.094       1,609     1,207    14,483
HCT         CD54HC245F             11617M            1.000       0.940         0.115       0.115       2,218     1,664    19,966
HCT         CD54HC273F             11613G            1.632       1.534         0.088       0.088       1,928     1,446    17,353
HCT         CD54HC299F             11615F01          1.000       0.940         0.127       0.127       1,159       869    10,429
HCT         CD54HC299W             11615F01          1.170       1.100         0.120       0.120       1,159       869    10,429
HCT         CD54HC30F              11724A01          0.751       0.706         0.038       0.038       3,938     2,954    35,446
HCT         CD54HC30W              11724A01          0.133       0.125         0.035       0.035       3,938     2,954    35,446
HCT         CD54HC32W              11687A01          0.135       0.127         0.035       0.035       3,967     2,975    35,705
HCT         CD54HC354W             11672A            0.737       0.693         0.084       0.084       1,667     1,250    15,004
HCT         CD54HC373F             11605C01          1.104       1.038         0.109       0.109       1,500     1,125    13,497
HCT         CD54HC374W             11609C01          0.448       0.421         0.075       0.075       1,857     1,392    16,709
HCT         CD54HC40103F           11709B01          1.981       1.862         0.104       0.104       1,412     1,059    12,711
HCT         CD54HC40103W           11709B01          0.440       0.414         0.098       0.098       1,412     1,059    12,711

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD54HC4015H            11697C01          0.400       0.376         0.096       0.096       1,577     1,183    14,192
HCT         CD54HC4020F            11651D01          1.041       0.979         0.064       0.064       2,298     1,723    20,682
HCT         CD54HC4024F            11699D01          1.307       1.229         0.042       0.042       3,523     2,642    31,703
HCT         CD54HC4024W            11699D01          0.290       0.273         0.040       0.040       3,523     2,642    31,703
HCT         CD54HC4040F            11652D01          1.169       1.099         0.064       0.064       2,298     1,723    20,682
HCT         CD54HC4040W            11652D01          0.305       0.287         0.061       0.061       2,298     1,723    20,682
HCT         CD54HC4048AF           11701A            2.248       2.113         0.083       0.083       1,789     1,342    16,099
HCT         CD54HC4048AW           11701A            0.858       0.807         0.078       0.078       1,789     1,342    16,099
HCT         CD54HC4049W            11674B01          0.171       0.161         0.047       0.047       2,948     2,211    26,532
HCT         CD54HC4050W            11675B01          0.163       0.153         0.046       0.046       3,049     2,286    27,437
HCT         CD54HC4051F            11702A            1.145       1.076         0.074       0.074       2,133     1,800    19,197
HCT         CD54HC4051W            11702A            0.400       0.376         0.070       0.070       2,133     1,600    19,197
HCT         CD54HC4052W            11703B            0.325       0.306         0.111       0.111       1,350     1,012    12,147
HCT         CD54HC4053F            11704A            1.498       1.408         0.059       0.059       2,679     2,009    24,113
HCT         CD54HC4053H            11704A            0.438       0.412         0.061       0.061       2,679     2,009    24,113
HCT         CD54HC4053W            11704A            0.383       0.360         0.056       0.056       2,679     2,009    24,113
HCT         CD54HC4059W            11740A01          0.890       0.837         0.197       0.197         708       531     6,371
HCT         CD54HC40S0W            11653B            0.348       0.327         0.063       0.063       2,198     1,648    19,780
HCT         CD54HC4066W            11705C01          0.164       0.154         0.048       0.048       3,122     2,342    28,099
HCT         CD54HC4520F            11713B01          2.199       2.067         0.088       0.088       1,670     1,252    15,027
HCT         CD54HC4520W            11713B01          0.360       0.338         0.083       0.083       1,670     1,252    15,027
HCT         CD54HC4538F            11646C            1.118       1.051         0.060       0.060       2,445     1,834    22,008
HCT         CD54HC4538W            11646C            0.472       0.444         0.057       0.057       2,445     1,834    22,008
HCT         CD54HC540W             11611E            0.468       0.440         0.084       0.084       1,668     1,251    15,016
HCT         CD54HC541W             116120            0.445       0.418         0.084       0.084       1,613     1,210    14,520
HCT         CD54HC573F             11616M            1.641       1.543         0.076       0.076       3,179     2,384    28,608
HCT         CD54HC574F             11604C            1.040       0.978         0.109       0.109       1,372     1,029    12,351
HCT         CD54HC574W             11604C            0.719       0.676         0.102       0.102       1,372     1,029    12,351
HCT         CD54HC73F              11655A01          0.708       0.668         0.043       0.043       3,470     2,603    31,234
HCT         CD54HC74F              11601M            0.508       0.478         0.054       0.054       4,386     3,289    39,473

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD54HC74W              11601F            0.199       0.187         0.051       0.051       2,752     2,064    24,771
HCT         CD54HC86H              11657B01          0.080       0.075         0.045       0.045       3,356     2,517    30,205
HCT         CD54HC86W              11857801          0.195       0.183         0.042       0.042       3,356     2,517    30,205
HCT         CD54HCT00F             13600C            0.552       0.519         0.054       0.054       2,819     2,114    25,368
HCT         CD54HCT00W             13600H            0.134       0.126         0.050       0.050       2,761     2,071    24,848
HCT         CD54HCT04F             136818            0.551       0.518         0.051       0.051       2,885     2,164    25,966
HCT         CD54HCT04H             13881B            0.170       0.160         0.053       0.053       2,885     2,164     25966
HCT         CD54HCT04W             136818            0.135       0.127         0.048       0.048       2,885     2,164    25,966
HCT         CD54HCT08F             13682B01          0.554       0.521         0.052       0.052       2,832     2,124    25,486
HCT         CD54HCT08W             13682B01          0.160       0.150         0.049       0.049       2,832     2,124    25,486
HCT         CD54HCT112W            13691A01          0.220       0.207         0.055       0.055       2,553     1,914    22,973
HCT         CD54HCT123W            13645C            0.192       0.180         0.049       0.049       2,816     2,112    25,344
HCT         CD54HCT125W            13727A01          0.231       0.217         0.044       0.044       3,147     2,360    28,324
HCT         CD54HCT13BF            13602F            0.955       0.898         0.063       0.063       2,344     1,758    21,098
HCT         CD54HCT138W            13602F            0.206       0.194         0.059       0.059       2,344     1,758    21,098
HCT         CD54HCT139F            13610CD1          0.597       0.561         0.050       0.050       2,930     2,198    26,372
HCT         CD54HCT14F             13685A            1.123       1.056         0.001       0.061       3,273     2,455    29,461
HCT         CD54HCT14H             13685A            0.329       0.309         0.002       0.062       3,273     2,455    29,461
HCT         CD54HCT163F            13636D01          0.621       0.584         0.079       0.079       1,909     1,432    17,183
HCT         CD54HCT183W            13636D01          0.334       0.314         0.073       0.073       1,909     1,432    17,183
HCT         CD54HCT164H            13667801          0.360       0.338         0.046       0.046       3,288     2,466    29,596
HCT         CD54HCT174W            13625001          0.270       0.254         0.062       0.062       2,230     1,673    20,071
HCT         CD54HCT175W            13626CD1          0.282       0.265         0.068       0.068       2,054     1,541    18,487
HCT         CD54HCT240W            13607D01          0.451       0.424         0.085       0.085       1,627     1,220    14,644
HCT         CD54HCT244F            13606C01          1.019       0.958         0.101       0.101       1,573     1,180    14,161
HCT         CD54HCT245F            13617M            1.273       1.197         0.117       0.117       2,218     1,664    19,966
HCT         CD54HCT245W            13617C            0.549       0.516         0.111       0.111       1,259       944    11,331
HCT         CD54HCT273F            13613G            1.307       1.229         0.087       0.087       1,928     1,446    17,353
HCT         CD54HCT273W            13613G            0.524       0.493         0.082       0.082       1,928     1,446    17,353
HCT         CD54HCT30H             13724A01          0.290       0.273         0.037       0.037       3,981     2,986    35,832

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD54HCT32F             13720A01          0.530       0.498         0.040       0.040       3,733     2,800    33,600
HCT         CD54HCT367H            13662B01          0.250       0.235         0.080       0.080       1,888     1,416    16,991
HCT         CD54HCT373F            13605C01          1.439       1.353         0.121       0.121       1,483     1,112    13,349
HCT         CD54HCT373W            13605C01          0.544       0.511         0.114       0.114       1,483     1,112    13,349
HCT         CD54HCT393F            13671B01          0.988       0.929         0.048       0.048       3,092     2,319    27,832
HCT         CD54HCT4053W           13704A            0.388       0.365         0.053       0.053       2,808     2,106    25,275
HCT         CD54HCT4514W           13711B01          0.660       0.620         0.125       0.125       1,086       815     9,776
HCT         CD54HCT540W            136110            0.510       0.479         0.085       0.085       1,644     1,233    14,796
HCT         CD54HCTS41F            136120            1.145       1.076         0.089       0.089       1,635     1,226    14,712
HCT         CD54HCTS74F            13604C            1.488       1.399         0.107       0.107       1,388     1,041    12,490
HCT         CD54HCT74F             13601F            0.605       0.569         0.055       0.055       2,694     2,020    24,244
HCT         CD54HCT74W             13601F            0.220       0.207         0.052       0.052       2,694     2,020    24,244
HCT         CD54HCT86W             13657B01          0.175       0.165         0.042       0.042       3,356     2,517    30,205
HCT         CD54HCU04W             11649B01          0.171       0.161         0.033       0.033       4,217     3,163    37,952
HCT         CD74HCD0M              11600HXXXCT       0.077       0.072         0.052       0.051       2,791     2,093    25,122
HCT         CD74HCD0M96            11600HXXXCT       0.085       0.080         0.053       0.053       2,791     2,093    25,122
HCT         CD74HCD2E              11678A01          0.076       0.071         0.043       0.043       3,341     2,506    30,067
HCT         CD74HCD2M              11678A01XCT       0.082       0.077         0.044       0.044       3,341     2,506    30,067
HCT         CD74HCD2M96            11678A01XCT       0.083       0.078         0.044       0.044       3,341     2,506    30,067
HCT         CD74HCD2MR1901         11678A01XCT       0.090       0.085         0.044       0.044       3,341     2,506    30,067
HCT         CD74HCD3E              11737A01          0.082       0.077         0.035       0.035       4,340     3,255    39,060
HCT         CD74HCD3M              11737A01XCT       0.092       0.086         0.036       0.036       4,340     3,255    39,060
HCT         CD74HCD3MN             11737A01XCT       0.091       0.086         0.036       0.036       4,340     3,255    39,060
HCT         CD74HCD4E              11681M            0.087       0.082         0.050       0.050       4,792     3,594    43,126
HCT         CD74HCD4M              11681BXXXCT       0.081       0.076         0.051       0.051       2,885     2,164    25,966
HCT         CD74HC04M96            11681BXXXCT       0.092       0.086         0.051       0.051       2,885     2,164    25,966
HCT         CD74HC04M96S2497       11681BXXXCT       0.083       0.078         0.051       0.051       2,885     2,164    25,966
HCT         CD74HC08E              11718B01          0.075       0.071         0.047       0.047       3,058     2,293    27,521
HCT         CD74HC08M              11718B01XCT       0.093       0.087         0.047       0.047       3,058     2,293    27,521
HCT         CD74HC08M96            11718B01XCT       0.089       0.084         0.048       0.048       3,058     2,293    27,521

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HC08M96S2466       11718B01XCT       0.110       0.103         0.048       0.048       3,058     2,293    27,521
HCT         CD74HC08M96S2497       11718B01XCT       0.090       0.085         0.048       0.048       3,058     2,293    27,521
HCT         CD74HC08M96S5001       11718B01XCT       0.090       0.085         0.048       0.048       3,058     2,293    27,521
HCT         CD74HC08MS2075         11718B01XCT       0.085       0.080         0.048       0.048       3,058     2,293    27,521
HCT         CD74HC107E             11642A01          0.191       0.180         0.042       0.042       3,484     2,613    31,353
HCT         CD74HC107M             11642A01XCT       0.143       0.134         0.042       0.042       3,484     2,613    31,353
HCT         CD74HC107M96           11642A01XCT       0.107       0.101         0.042       0.042       3,484     2,613    31,353
HCT         CD74HC109E             11690B01          0.143       0.134         0.045       0.045       3,187     2,390    28,682
HCT         CD74HC109M             11690B01XCT       0.141       0.133         0.046       0.046       3,187     2,390    28,682
HCT         CD74HC109M96           11690B01XCT       0.141       0.133         0.046       0.046       3,187     2,390    28,682
HCT         CD74HC10E              11683B01          0.090       0.085         0.056       0.056       2,567     1,925    23,101
HCT         CD74HC10M              11683B01XCT       0.097       0.091         0.058       0.058       2,567     1,925    23,101
HCT         CD74HC10M96            11683B01XCT       0.100       0.094         0.058       0.058       2,567     1,925    23,101
HCT         CD74HC112E             11691A01          0.184       0.173         0.054       0.054       2,667     2,000    24,005
HCT         CD74HC112ES2497        11691A01          0.160       0.150         0.054       0.054       2,667     2,000    24,005
HCT         CD74HC112M96           11691A01XCT       0.198       0.186         0.055       0.055       2,667     2,000    24,005
HCT         CD74HC11E              11684B01          0.081       0.076         0.043       0.043       3,387     2,540    30,483
HCT         CD74HC11M              11684B01XCT       0.100       0.094         0.044       0.044       3,387     2,540    30,483
HCT         CD74HC11M96            11684B01XCT       0.095       0.089         0.044       0.044       3,387     2,540    30,483
HCT         CD74HC11M96S2497       11684B01XCT       0.100       0.094         0.044       0.044       3,387     2,540    30,483
HCT         CD74HC123E             11645C            0.156       0.147         0.053       0.053       2,784     2,088    25,059
HCT         CD74HC123M             11645CXXXCT       0.171       0.161         0.053       0.053       2,784     2,088    25,059
HCT         CD74HC123M96           11645CXXXCT       0.153       0.144         0.053       0.053       2,784     2,088    25,059
HCT         CD74HC125E             11727A01          0.112       0.105         0.052       0.052       2,779     2,084    25,010
HCT         CD74HC125M             11727A01XCT       0.116       0.109         0.053       0.053       2,779     2,084    25,010
HCT         CD74HC12SM96           11727A01XCT       0.119       0.112         0.053       0.053       2,779     2,084    25,010
HCT         CD74HC125M96S2357      11727A01XCT       0.115       0.108         0.053       0.053       2,779     2,084    25,010
HCT         CD74HC125MS2074        11727A01XCT       0.080       0.075         0.053       0.053       2,779     2,084    25,010
HCT         CD74HC126E             11728A01          0.101       0.095         0.049       0.049       2,980     2,235    26,817
HCT         CD74HC126M             11728A01XCT       0.108       0.102         0.049       0.049       2,980     2,235    26,817

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HC126M96           11728A01XCT       0.118       0.111         0.050       0.050       2,980     2,235    26,817
HCT         CD74HC126MS2074        11728A01XCT       0.130       0.122         0.050       0.050       2,980     2,235    26,817
HCT         CD74HC132E             11677B01          0.123       0.116         0.040       0.040       3,658     2,743    32,921
HCT         CD74HC132M             11677B01XCT       0.096       0.090         0.040       0.040       3,658     2,743    32,921
HCT         CD74HC132M96           11677B01XCT       0.124       0.117         0.040       0.040       3,658     2,743    32,921
HCT         CD74HC132M96S2300      11677B01XCT       0.112       0.105         0.040       0.040       3,658     2,743    32,921
HCT         CD74HC132M96S2497      11677B01XCT       0.130       0.122         0.040       0.040       3,658     2,743    32,921
HCT         CD74HC132M96S5001      11677B01XCT       0.130       0.122         0.040       0.040       3,658     2,743    32,921
HCT         CD74HC137E             11729B01          0.162       0.152         0.064       0.064       2,250     1,687    20,248
HCT         CD74HC138E             11602M            0.110       0.103         0.061       0.061       3,999     2,999    35,989
HCT         CD74HC138M             11602MXXXCT       0.109       0.102         0.062       0.062       3,999     2,999    35,989
HCT         CD74HC138M96           11602MXXXCT       0.111       0.104         0.062       0.062       3,999     2,999    35,989
HCT         CD74HC139E             11610B            0.115       0.108         0.049       0.049       2,947     2,210    26,520
HCT         CD74HC139M             11610C01XCT       0.110       0.103         0.050       0.050       2,930     2,198    26,372
HCT         CD74HC139M96           11610C01XCT       0.116       0.109         0.050       0.050       2,930     2,198    26,372
HCT         CD74HC139M96S2497      11610C01XCT       0.106       0.100         0.050       0.050       2,930     2,198    26,372
HCT         CD74HC147E             11658A01          0.155       0.146         0.075       0.075       1,933     1,450    17,399
HCT         CD74HC147M             11658A01XCT       0.195       0.183         0.076       0.076       1,933     1,450    17,399
HCT         CD74HC14E              11685M            0.093       0.087         0.055       0.055       5,616     4,212    50,548
HCT         CD74HC14M              11685AXXXCT       0.093       0.087         0.056       0.056       3,237     2,427    29,130
HCT         CD74HC14M96            11685AXXXCT       0.096       0.090         0.056       0.056       3,237     2,427    29,130
HCT         CD74HC14M96S2357       11885A02XCT       0.090       0.085         0.056       0.056       3,237     2,427    29,130
HCT         CD74HC14M96S2497       11685AXXXCT       0.118       0.111         0.056       0.056       3,237     2,427    29,130
HCT         CD74HC151E             11659B01          0.121       0.114         0.048       0.048       3,028     2,271    27,256
HCT         CD74HC151M             11659B01XCT       0.157       0.148         0.049       0.049       3,028     2,271    27,256
HCT         CD74HC151M96           11659B01XCT       0.141       0.133         0.049       0.049       3,028     2,271    27,256
HCT         CD74HC153E             11660A            0.156       0.147         0.044       0.044       3,298     2,474    29,685
HCT         CD74HC153M             11660AXXXCT       0.157       0.148         0.045       0.045       3,298     2,474    29,685
HCT         CD74HC153M96           11660AXXXCT       0.142       0.133         0.045       0.045       3,298     2,474    29,685
HCT         CD74HC154E             11632C01          0.426       0.400         0.103       0.103       1,430     1,073    12,873

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HC154EN            11632C01          0.554       0.521         0.102       0.102       1,430     1,073    12,873
HCT         CD74HC154M             11632C01          0.603       0.567         0.101       0.101       1,430     1,073    12,873
HCT         CD74HC154M96           11632C01          0.513       0.482         0.101       0.101       1,430     1,073    12,873
HCT         CD7411C157E            116280            0.127       0.119         0.054       0.054       2,868     2,151    25,812
HCT         CD74HC157M             11628MXXXCT       0.145       0.136         0.055       0.055       5,162     3,872    46,462
HCT         CD74HC157M96           11628MXXXCT       0.151       0.142         0.055       0.055       5,162     3,872    46,462
HCT         CD74HC157M96S2497      11628MXXXCT       0.200       0.188         0.055       0.055       5,162     3,872    48,462
HCT         CD74HC158E             11629B01          0.136       0.128         0.048       0.048       2,988     2,241    26,893
HCT         CD74HC158M             11629B01XCT       0.157       0.148         0.049       0.049       2,988     2,241    26,893
HCT         CD74HC161E             11635D01          0.146       0.137         0.077       0.077       1,888     1,416    16,994
HCT         CD74HC161M             11635D01XCT       0.172       0.162         0.078       0.078       1,888     1,416    16,994
HCT         CD74HC161M96           11635D01XCT       0.125       0.118         0.078       0.078       1,888     1,416    16,994
HCT         CD74HC163E             11636D01          0.133       0.125         0.076       0.076       1,909     1,432    17,183
HCT         CD74HC163M             11636D01XCT       0.132       0.124         0.077       0.077       1,909     1,432    17.183
HCT         CD74HC163M96           11636D01XCT       0.146       0.137         0.077       0.077       1,909     1,432    17,183
HCT         CD74HC164E             11667M            0.150       0.141         0.044       0.044       5,339     4,004    48,053
HCT         CD74HC164ES2065        11667B01          0.157       0.148         0.044       0.044       3,253     2,440    29,278
HCT         CD74HC164M             11667B01XCT       0.140       0.132         0.045       0.045       3,253     2,440    29,278
HCT         CD74HC164M96           11667B01XCT       0.159       0.149         0.045       0.045       3,253     2,440    29,278
HCT         CD74HC164MS2074        11667B01XCT       0.152       0.143         0.045       0.045       3,253     2,440    29,278
HCT         CD74HC165E             11630C01          0.145       0.136         0.043       0.043       3,330     2,498    29,974
HCT         CD74HC165ES2065        11630C01          0.162       0.152         0.043       0.043       3,330     2,498    29,974
HCT         CD74HC165M             11630C01XCT       0.185       0.174         0.044       0.044       3,330     2,498    29,974
HCT         CD74HC165M96           11630C01XCT       0.145       0.136         0.044       0.044       3,330     2,498    29,974
HCT         CD74HC165M96S2357      11630C01XCT       0.134       0.126         0.044       0.044       3,330     2,498    29,974
HCT         CD74HC166E             11654B            0.142       0.133         0.057       0.057       2,521     1,891    22,686
HCT         CD74HC166M             11654BXXXCT       0.210       0.197         0.059       0.059       2,521     1,891    22,686
HCT         CD74HC166M96           11654BXXXCT       0.201       0.189         0.059       0.059       2,521     1,891    22,686
HCT         CD74HC173E             11656C01          0.116       0.109         0.081       0.077       1,780     1,335    16,022
HCT         CD74HC173M             11656C01XCT       0.227       0.213         0.083       0.083       1,780     1,335    16,022

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HC174E             11625D01          0.113       0.106         0.066       0.066       2,182     1,637    19,640
HCT         CD74HC174M             11625D01XCT       0.128       0.120         0.068       0.068       2,182     1,637    19,640
HCT         CD74HC174M96           1162SD01XCT       0.162       0.152         0.068       0.068       2,182     1,637    19,640
HCT         CD74HC175E             11626C01          0.118       0.111         0.070       0.070       2,054     1,541    18,487
HCT         CD74HC175M             11626C01XCT       0.109       0.102         0.072       0.072       2,054     1,541    18,487
HCT         CD74HC175M96           11626C01XCT       0.157       0.148         0.072       0.072       2,054     1,541    18,487
HCT         CD74HC190E             11692D01          0.203       0.191         0.082       0.082       1,762     1,322    15,860
HCT         CD74HC191E             11664D01          0.192       0.180         0.080       0.080       1,802     1,351    16,216
HCT         CD74HC191EX            11664D01          0.306       0.288         0.082       0.082       1,802     1,351    16,216
HCT         CD74HC191M             11664D01XCT       0.171       0.161         0.062       0.082       1,802     1,351    16,216
HCT         CD74HC191M96           11664D01XCT       0.238       0.224         0.082       0.082       1,802     1,351    16,216
HCT         CD74HC192E             11665C            0.238       0.224         0.081       0.081       1,785     1,339    16,065
HCT         CD74HC193E             11666C01          0.168       0.158         0.077       0.077       1,869     1,402    16,821
HCT         CD74HC193M             11666C01XCT       0.247       0.232         0.079       0.079       1,869     1,402    16,821
HCT         CD74HC193M96           11666C01XCT       0.187       0.176         0.079       0.079       1,869     1,402    16,821
HCT         CD74HC194E             11668B01          0.222       0.209         0.048       0.048       3,025     2,269    27,224
HCT         CD74HC194M             11668B01XCT       0.252       0.237         0.049       0.049       3,025     2,269    27,224
HCT         CD74HC194M96           11668B01XCT       0.184       0.173         0.049       0.049       3,025     2,269    27,224
HCT         CD74HC195E             11627A            0.206       0.194         0.047       0.047       3,191     2,393    28,716
HCT         CD74HC195M             11627B01XCT       0.218       0.205         0.048       0.048       3,063     2,297    27,568
HCT         CD74HC20E              11721B01          0.077       0.072         0.039       0.039       3,724     2,793    33,514
HCT         CD74HC20M              11721B01XCT       0.079       0.074         0.040       0.040       3,523     2,642    31,704
HCT         CD74HC20M96            11721B01XCT       0.084       0.079         0.040       0.040       3,523     2,642    31,704
HCT         CD74HC20MS2074         11721B01XCT       0.090       0.085         0.040       0.040       3,523     2,642    31,704
HCT         CD74HC21E              l1736B01          0.088       0.083         0.037       0.037       4,347     3,260    39,120
HCT         CD74HC21M              11736B01XCT       0.095       0.089         0.037       0.037       4,347     3,260    39,120
HCT         CD74HC21M96            11736B01XCT       0.112       0.105         0.037       0.037       4,347     3,260    39,120
HCT         CD74HC221E             11693D01          0.213       0.200         0.090       0.090       1,636     1,227    14,722
HCT         CD74HC221M             11693D01XCT       0.185       0.174         0.090       0.090       1,636     1,227    14,722
HCT         CD74HC221M96           11693D01XCT       0.239       0.225         0.090       0.090       1,636     1,227    14,722

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HC221M96S5001      11693D01XCT       0.130       0.122         0.090       0.086       1,636     1,227    14,722
HCT         CD74HC237E             11730B01          0.150       0.141         0.061       0.061       2,354     1,766    21,190
HCT         CD74HC237M             11730B01XCT       0.216       0.203         0.063       0.063       2,354     1,766    21,190
HCT         CD74HC237M96           11730B01XCT       0.167       0.157         0.063       0.063       2,354     1,766    21,190
HCT         CD74HC238E             11603F            0.157       0.148         0.061       0.061       2,371     1,778    21,335
HCT         CD74HC238M             11603FXXXCT       0.193       0.181         0.062       0.062       2,371     1,178    21,335
HCT         CD74HC238M96           11603FXXXCT       0.196       0.184         0.062       0.062       2,371     1,778    21,335
HCT         CD74HC238M96S2497      11603FXXXCT       0.180       0.169         0.062       0.062       2,371     1,778    21,335
HCT         CD74HC240E             11607D01          0.121       0.114         0.089       0.080       1,627     1,220    14,644
HCT         CD74HC240M             11607D01          0.098       0.092         0.088       0.065       1,627     1,220    14,644
HCT         CD74HC240M96           11607D01          0.135       0.127         0.088       0.088       1,627     1,220    14,644
HCT         CD74HC241E             11608D01          0.138       0.130         0.089       0.089       1,627     1,220    14,644
HCT         CD74HC241M96           11608D01          0.194       0.182         0.088       0.088       1,627     1,220    14,644
HCT         CD74HC243E             11822D01          0.152       0.143         0.077       0.077       1,887     1,415    16,981
HCT         CD74HC243M             11622D01XCT       0.263       0.247         0.078       0.078       1,887     1,415    16,981
HCT         CD74HC243M96           11622D01XCT       0.140       0.132         0.078       0.078       1,887     1,415    16,981
HCT         CD74HC244E             11606C01          0.126       0.118         0.098       0.083       1,609     1,207    14,483
HCT         CD74HC244M96           11606M            0.130       0.122         0.097       0.086       2,709     2,032    24,382
HCT         CD74HC244M96S2463      11606C01          0.125       0.118         0.097       0.083       1,609     1,207    14,483
HCT         CD74HC244M96S2497      11606M            0.118       0.111         0.097       0.078       2,709     2,032    24,382
HCT         CD74HC245E             11617M            0.156       0.147         0.112       0.103       2,218     1,664    19,966
HCT         CD74HC245M             11617M            0.138       0.130         0.112       0.091       2,218     1,664    19,966
HCT         CD74HC245M96           11617M            0.125       0.118         0.112       0.083       2,218     1,664    19,966
HCT         CD74HC251E             11614C01          0.129       0.121         0.067       0.067       2,155     1,616    19,392
HCT         CD74HC251M             11614C01XCT       0.131       0.123         0.069       0.069       2,155     1,616    19,392
HCT         CD74HC251M96           11614C01XCT       0.127       0.119         0.069       0.069       2,155     1,616    19,392
HCT         CD74HC253E             11639B01          0.140       0.132         0.046       0.046       3,143     2,358    28,291
HCT         CD74HC253M             11639B01XCT       0.178       0.167         0.047       0.047       3,143     2,358    28,291
HCT         CD74HC257E             11620C01          0.146       0.137         0.046       0.046       3,169     2,377    28,525
HCT         CD74HC257M             11020C01XCT       0.167       0.157         0.047       0.047       3,169     2,377    28,525

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HC257M96           11620C01XCT       0.156       0.147         0.047       0.047       3,169     2,377    28,525
HCT         CD74HC257M96S2463      11620C01XCT       0.150       0.141         0.047       0.047       3,169     2,377    28,525
HCT         CD74HC259E             11694A            0.140       0.132         0.059       0.059       2,447     1,835    22,025
HCT         CD74HC259M             11694MXXXCT       0.137       0.129         0.060       0.060       4,023     3,017    36,209
HCT         CD74HC259M96           11694MXXXCT       0.133       0.125         0.060       0.060       4,023     3,017    36,209
HC1         CD74HC259M96S2497      11694MXXXCT       0.130       0.122         0.060       0.060       4,023     3,017    36,209
HCT         CD74HC273E             11613G            0.123       0.116         0.086       0.081       1,928     1,446    17,353
HCT         CD74HC273M             11613G            0.134       0.126         0.085       0.085       1,928     1,446    17,353
HCT         CD74HC273M96           11613G            0.128       0.120         0.085       0.084       1,928     1,446    17,353
HCT         CD74HC273M96S5001      11613G            0.167       0.157         0.085       0.085       1,928     1,446    17,353
HCT         CD74HC27E              11686A            0.082       0.077         0.042       0.042       3,459     2,594    31,133
HCT         CD74HC27M              11686AXXXCT       0.111       0.104         0.043       0.043       3,459     2,594    31,133
HCT         CD74HC27M96            11686AXXXCT       0.110       0.103         0.043       0.043       3,459     2,594    31,133
HCT         CD74HC280E             11640B01          0.124       0.117         0.044       0.044       3,290     2,468    29,610
HCT         CD74HC280ES2065        11640B01          0.135       0.127         0.044       0.044       3,290     2,468    29,610
HCT         CD74HC280M96           11840B01XCT       0.125       0.118         0.045       0.045       3,290     2,468    29,610
HCT         CD74HC280MS2074        11640B01XCT       0.134       0.126         0.045       0.045       3,290     2,468    29,610
HCT         CD74HC283E             11723A01          0.245       0.230         0.064       0.064       2,224     1,668    20,016
HCT         CD74HC283M             11723A01XCT       0.266       0.250         0.065       0.065       2,224     1,668    20,016
HCT         CD74HC283M96           11723A01XCT       0.237       0.223         0.065       0.065       2,224     1,668    20,016
HCT         CD74HC297E             11680A01          0.566       0.532         0.135       0.135       1,072       804     9,647
HCT         CD74HC299E             11615F01          0.254       0.239         0.125       0.125       1,159       869    10,429
HCT         CD74HC299M             11615F01          0.308       0.290         0.124       0.124       1,159       869    10,429
HCT         CD74HC299M96           11615F01          0.299       0.281         0.124       0.124       1,159       869    10,429
HCT         CD74HC30E              11724A01          0.081       0.076         0.037       0.037       3,938     2,954    35,446
HCT         CD74HC30M              11724A01XCT       0.094       0.088         0.038       0.038       3,938     2,954    35,446
HCT         CD74HC30M96            11724A01XCT       0.089       0.084         0.038       0.038       3,938     2,954    35,446
HCT         CD74HC30M96S2074       11724A01XCT       0.088       0.083         0.038       0.038       3,938     2,954    35,446
HCT         CD74HC30M96S2497       11724A01XCT       0.103       0.097         0.038       0.038       3,938     2,954    35,446
HCT         CD74HC32E              11687A01          0.080       0.075         0.037       0.037       3,967     2,975    35,705

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HC32M              11687A01XCT       0.094       0.088         0.037       0.037       3,967     2,975    35,705
HCT         CD74HC32M96            11887A01XCT       0.080       0.075         0.037       0.037       3,967     2,975    35,705
HCT         CD74HC354E             11672A            0.219       0.206         0.087       0.087       1,667     1,250    15,004
HCT         CD74HC365E             11695B01          0.161       0.151         0.077       0.077       1,888     1,416    16,991
HCT         CD74HC365M             11695B01XCT       0.217       0.204         0.078       0.078       1,888     1,416    16,991
HCT         CD74HC365M96           11695B01XCT       0.146       0.137         0.078       0.078       1,888     1,416    16,991
HCT         CD74HC366E             11661B01          0.252       0.237         0.079       0.079       1,827     1,370    16,443
HCT         CD74HC367E             11662B01          0.166       0.156         0.079       0.079       1,827     1,370    16,443
HCT         CD74HC367M             11662B01XCT       0.229       0.215         0.081       0.081       1,827     1,370    16,443
HCT         CD74HC367M96           11662B01XCT       0.208       0.196         0.081       0.081       1,827     1,370    16,443
HCT         CD74HC367MS2075        11662B01XCT       0.164       0.154         0.081       0.081       1,827     1,370    16,443
HCT         CD74HC368E             11663B01          0.202       0.190         0.077       0.077       1,868     1,401    16,808
HCT         CD74HC368M             11663B01XCT       0.223       0.210         0.079       0.079       1,868     1,401    16,808
HCT         CD74HC368M96           11663B01XCT       0.247       0.232         0.079       0.079       1,868     1,401    16,808
HCT         CD74HC373E             11605C01          0.134       0.126         0,107       0.088       1,500     1,125    13,497
HCT         CD74HC373ES2497        11605C01          0.160       0.150         0.107       0.106       1,500     1,125    13,497
HCT         CD74HC373M             11605C01          0.135       0.127         0.106       0.089       1,500     1,125    13,497
HCT         CD74HC373M96           11605C01          0.137       0.129         0.106       0.090       1,500     1,125    13,497
HCT         CD74HC373M96S2093      11605C01          0.180       0.169         0.106       0.106       1,500     1,125    13,497
HCT         CD74HC374E             11609C01          0.135       0.127         0.078       0.078       1,857     1,392    16,709
HCT         CD74HC374M             11609M            0.148       0.139         0.078       0.078       3,478     2,609    31,302
HCT         CD74HC374M96           11609M            0.142       0.133         0.078       0.078       3,478     2,609    31,302
HCT         CD74HC377E             11648B01          0.136       0.128         0.064       0.064       2,259     1,694    20,329
HCT         CD74HC377M             11648B01          0.157       0.148         0.064       0.064       2,259     1,694    20,329
HCT         CD74HC377M96           11648B01          0.162       0.152         0.064       0.064       2,259     1,694    20,329
HC1         CD74HC390E             11670A            0.105       0.099         0.052       0.052       2,773     2,080    24,959
HCT         CD74HC390M             11670A01XCT       0.187       0.176         0.053       0.053       2,773     2,080    24,959
HCT         CD74HC390M96           11670A01XCT       0.147       0.138         0.053       0.053       2,773     2,080    24,959
HCT         CD74HC393E             11671B01          0.144       0.135         0.045       0.045       3,195     2,397    28,759
HCT         CD74HC393ES2065        11671B01          0.165       0.155         0.045       0.045       3,195     2,397    28,759

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HC393M             11671B01XCT       0.173       0.163         0.046       0.046       3,195     2,397    28,759
HCT         CD74HC393M96           11671B01XCT       0.166       0.156         0.046       0.046       3,195     2,397    28,759
HCT         CD74HC4002E            11696A01          0.109       0.102         0.026       0.026       5,480     4,110    49,317
HCT         CD74HC4002M            11696A01XCT       0.136       0.128         0.027       0.027       5,480     4,110    49,317
HCT         CD74HC4002M96          11696A01XCT       0.130       0.122         0.027       0.027       5,480     4,110    49,317
HCT         CD74HC4002M96S2497     11696A01XCT       0.140       0.132         0.027       0.027       5,480     4,110    49,317
HCT         CD74HC40103E           11709B01          0.257       0.242         0.102       0.102       1,412     1,059    12,711
HCT         CD74HC40103M           11709B01XC1       0.228       0.214         0.105       0.105       1,412     1,059    12,711
HCT         CD74HC40103M96         11709B01XCT       0.233       0.219         0.105       0.105       1,412     1,059    12,711
HCT         CD74HC40105E           11669M            0.270       0.254         0.076       0.076       3,205     2,404    28,849
HCT         CD74HC40105M           11669A01XCT       0.278       0.261         0.077       0.077       1,910     1,432    17,188
HCT         CD74HC40105M96         11669A01XCT       0.161       0.151         0.077       0.077       1,910     1,432    17,188
HCT         CD74HC4015E            11697C01          0.222       0.209         0.092       0.092       1,577     1,183    14,192
HCT         CD74HC4016E            11698B01          0.318       0.299         0.043       0.043       3,596     2,697    32,368
HCT         CD74HC4016M96          11698B01XC1       0.208       0.196         0.044       0.044       3,596     2,697    32,368
HCT         CD74HC4017E            11650B01          0.198       0.186         0.082       0.082       1,766     1,324    15,892
HCT         CD74HC4017M96          11650B01XCT       0.146       0.137         0.084       0.084       1,766     1,324    15,892
HCT         CD74HC4020E            11651D01          0.152       0.143         0.063       0.063       2,298     1,723    20,682
HCT         CD74HC4020M            11651MXXXCT       0.152       0.143         0.064       0.064       3,909     2,931    35,177
HCT         CD74HC4020M96          11651MXXXCT       0.171       0.161         0.064       0.064       3,909     2,931    35,177
HCT         CD74HC4024E            11699D01          0.163       0.153         0.041       0.041       3,523     2,642    31,703
HCT         CD74HC4024M            11699D01XCT       0.160       0.150         0.042       0.042       3,523     2,642    31,703
HCT         CD74HC4024M96          11699D01XCT       0.156       0.147         0.042       0.042       3,523     2,642    31,703
HCT         CD74HC4024M96S2497     11699D01XCT       0.150       0.141         0.042       0.042       3,523     2,642    31,703
HCT         CD74HC4040E            11652M            0.144       0.135         0.063       0.063       3,909     2,931    35,177
HCT         CD74HC4040ES2065       11652D01          0.167       0.157         0.063       0.063       2,298     1,723    20,682
HCT         CD74HC4040M            11652MXXXCT       0.159       0.149         0.064       0.064       3,909     2,931    35,177
HCT         CD74HC4040M96          11652MXXXCT       0.166       0.156         0.064       0.064       3,909     2,931    35,177
HCT         CD74HC4040M96S2357     11652D02XCT       0.325       0.306         0.064       0.064       2,298     1,723    20,682
HCT         CD74HC4040M96S2497     11652MXXXCT       0.170       0.160         0.064       0.064       3,909     2,931    35,177

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HC4040MS2074       11652DXXXCT       0.280       0.263         0.064       0.064       2,298     1,723    20,682
HCT         CD74HC4046AE           11701A            0.254       0.239         0.081       0.081       1,789     1,342    16,099
HCT         CD74HC4046AM           11701AXXXCT       0.312       0.293         0.083       0.083       1,789     1,342    16,099
HCT         CD74HC4046AM96         11701AXXXCT       0.308       0.290         0.083       0.083       1,789     1,342    16,099
HCT         CD74HC4046AM96S2463    11701AXXXCT       0.330       0.310         0.083       0.083       1,789     1,342    16,099
HCT         CD74HC4046AM96S2497    11701AXXXCT       0.420       0.395         0.083       0.083       1,789     1,342    16,099
HCT         CD74HC4046AMR2854      11701AXXXCT       0.480       0.451         0.083       0.083       1,789     1,342    16,099
HCT         CD74HC4046AMR3413      11701AXXXCT       0.507       0.477         0.083       0.083       1,789     1,342    16,099
HCT         CD74HC4049E            11674B01          0.181.      0.170         0.049       0.049       2,948     2,211    26,532
HCT         CD74HC4049M            11674B01XCT       0.194       0.182         0.050       0.050       2,948     2,211    26,532
HCT         CD74HC4049M96          11674B01XCT       0.230       0.216         0.050       0.050       2,948     2,211    26,532
HCT         CD74HC4050E            11675B01          0.154       0.145         0.047       0.047       3,049     2,286    27,437
HCT         CD74HC4050M            11675B01XCT       0.173       0.163         0.048       0.048       3,049     2,286    27,437
HCT         CD74HC4050M96          11675B01XCT       0.122       0.115         0.048       0.048       3,049     2,286    27,437
HCT         CD74HC4051E            11702A            0.122       0.115         0.073       0.073       2,133     1,600    19,197
HCT         CD74HC4051M            11702MXXXCT       0.177       0.166         0.074       0.074       4,093     3,070    36,835
HCT         CD74HC4051M96          11702MXXXCT       0.193       0.181         0.074       0.074       4,093     3,070    36,835
HCT         CD74HC4051M96S2075     11702MXXXCT       0.160       0.150         0.074       0.074       4,093     3,070    36,835
HCT         CD74HC4051M96S2093     11702MXXXCT       0.160       0.150         0.074       0.074       4,093     3,070    36,835
HCT         CD74HC4051M96S2497     11702MXXXCT       0.180       0.169         0.074       0.074       4,093     3,070    36,835
HCT         CD74HC4051M96S2515     11702MXXXCT       0.136       0.128         0.074       0.074       4,093     3,070    36,835
HCT         CD74HC4052E            11703B            0.154       0.145         0.115       0.102       1,350     1,012    12,147
HCT         CD74HC4052ES2091       11703B            0.158       0.149         0,115       0.104       1,350     1,012    12,147
HCT         CD74HC4052M            11703MXXXCT       0.128       0.120         0.116       0.084       2,957     2,218    26,615
HCT         CD74HC4052M96          11703MXXXCT       0.174       0.164         0.117       0.115       2,957     2,218    26,615
HCT         CD74HC4052M96S2093     11703MXXXCT       0.160       0.150         0.117       0.106       2,957     2,218    26,615
HCT         CD74HC4053E            11704A            0.155       0.146         0.058       0.058       2,679     2,009    24,113
HCT         CD74HC4053ES2091       11704A            0.165       0.155         0.058       0.058       2,679     2,009    24,113
HCT         CD74HC4053M            11704MXXXCT       0.179       0.168         0.059       0.059       4,884     3,663    43,958
HCT         CD74HC4053M96          11704MXXXCT       0.158       0.149         0.059       0.059       4,884     3,663    43,958

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HC4053M96S2093     11704MXXXCT       0.170       0.160         0.059       0.059       4,884     3,663    43,958
HCT         CD74HC4053M96S2497     11704MXXXCT       0.210       0.197         0.059       0.059       4,884     3,663    43,958
HCT         CD74HC4059E            11740A01          0.824       0.775         0.213       0.213         708       531     6,371
HCT         CD74HC4059M96          11740A01          0.851       0.800         0.203       0.203         708       531     6,371
HCT         CD74HC4060E            11653B            0.148       0.139         0.066       0.066       2,198     1,648    19,780
HCT         CD74HC4060M            11653BXXXCT       0.153       0.144         0.067       0.067       2,198     1,648    19,780
HCT         CD74HC4060M96          11653BXXXCT       0.207       0.195         0.067       0.067       2,198     1,648    19,780
HCT         CD74HC4066E            11705C01          0.141       0.133         0.050       0.050       3,122     2,342    28,099
HCT         CD74HC4066ES2064       11705C01          0.160       0.150         0.050       0.050       3,122     2,342    28,099
HCT         CD74HC4066M            11705C01XCT       0.114       0.107         0.051       0.051       3,122     2,342    28,099
HCT         CD74HC4066M96          11705C01XCT       0.135       0.127         0.051       0.051       3,122     2,342    28,099
HCT         CD74HC4066MR1896       11705C02XCT       0.120       0.113         0.051       0.051       3,122     2,342    28,099
HCT         CD74HC4067E            11706B01          0.605       0.569         0.163       0.163         905       678     8,142
HCT         CD74HC4067M            11706B01          0.551       0.518         0.159       0.159         905       676     8,142
HCT         CD74HC4067M96          11706B01          0.594       0.558         0.159       0.159         905       678     8,142
HCT         CD74HC4067M96S2497     11706B01          0.840       0.790         0.159       0.159         905       876     8,142
HCT         CD74HC4075E            11707A01          0.134       0.126         0.052       0.052       2,764     2,073    24,876
HCT         CD74HC4075M            11707A01XCT       0.103       0.097         0.053       0.053       2,764     2,073    24,876
HCT         CD74HC4075M96          11707A01XCT       0.114       0.107         0.053       0.053       2,764     2,073    24,876
HCT         CD74HC4075M96S2497     11707A01XCT       0.100       0.094         0.053       0.053       2,764     2,073    24,876
HCT         CD74HC4094E            11708A01          0.143       0.134         0.001       0.061       2,371     1,778    21,335
HCT         CD74HC4094M            11708A01XCT       0.167       0.157         0.062       0.062       2,371     1,778    21,335
HCT         CD74HC4094M96          11708MXXCT        0.170       0.160         0.062       0.062       3,976     2,982    35,786
HCT         CD74HC4094M96S2093     11708A01XCT       0.190       0.179         0.002       0.062       2,371     1,778    21,335
HCT         CD74HC4094M96S2515     11708A01XCT       0.156       0.147         0.002       0.062       2,371     1,778    21,335
HCT         CD74HC423E             11716C            0.211       0.198         0.052       0.052       2,784     2,088    25,059
HCT         CD74HC423M             11716CXXXCT       0.235       0.221         0.053       0.053       2,784     2,088    25,059
HCT         CD74HC42E              11715B            0.169       0.159         0.077       0.077       1,870     1,403    16,832
HCT         CD74HC42M              11715BXXXCT       0.166       0.156         0.079       0.079       1,870     1,403    16,832
HCT         CD74HC4316E            11732B            0.154       0.145         0.055       0.055       2,800     2,100    25,199

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HC4316ES2065       11732A            0.137       0.129         0.055       0.055       2,800     2,100    25,199
HCT         CD74HC4316M            11732MXXXCT       0.173       0.163         0.057       0.057       4,984     3,738    44,855
HCT         CD74HC4316M96          11732MXXXCT       0.171       0.161         0.055       0.055       4,984     3,738    44,855
HCT         CD74HC4316MS2074       11732AXXXCT       0.135       0.127         0.055       0.055       2,800     2,100    25,199
HCT         CD74HC4351E            11741A01          0.304       0.286         0.085       0.085       1,814     1,361    16,330
HCT         CD74MC43S1M            11741A01          0.329       0.309         0.085       0.085       1,814     1,361    16,330
HCT         CD74HC4352E            11742A01          0.312       0.293         0.091       0.091       1,017       763     9,156
HCT         CD74MC4511E            11710A01          0.200       0.188         0.067       0.067       2,163     1,622    19,467
HCT         CD74MC4511M            11710A01XCT       0.190       0.179         0.068       0.068       2,163     1,622    19,467
HCT         CD74HC4514E            11711B01          0.601       0.565         0.140       0.140       1,051       788     9,461
HCT         CD74HC4514EN           11711B01          0.613       0.576         0.139       0.139       1,051       788     9,461
HCT         CD74HC4514M96          11711B01          0.473       0.445         0.137       0.137       1,051       788     9,481
HCT         CD74HC4515EN           11719B01          0.614       0.577         0.139       0.139       1,051       788     9,461
HCT         CD74HC4515M            11719B01          0.634       0.596         0,137       0.137       1,051       788     9,461
HCT         CD74HC4518E            11712B01          0.222       0.209         0.089       0.089       1,632     1,224    14,689
HCT         CD74HC4520E            11713B01          0.244       0.229         0,087       0.087       1,670     1,252    15,027
HCT         CD74HC4520M            11713B01XCT       0.267       0.251         0.069       0.089       1,670     1,252    15,027
HCT         CD74HC4520M96          11713B01XCT       0.177       0.166         0,089       0.089       1,670     1,252    15,027
HCT         CD74HC4538E            11646C            0.166       0.156         0,059       0.059       2,445     1,834    22,008
HCT         CD74HC4538M            11646MXXXCT       0.219       0.206         0.060       0.060       4,093     3,069    36,833
HCT         CD74HC4538M96          11646MXXXCT       0.216       0.203         0.000       0.060       4,093     3,069    36,833
HCT         CD74MC4538M96105       11646C02XCT       0.250       0.235         0.060       0.060       2,445     1,834    22,008
HCT         CD74HC4543E            11714A01          0.169       0.159         0.050       0.050       2,889     2,167    26,001
HCT         CD74HC533E             11638C01          0.330       0.310         0.117       0.117       1,237       928    11,136
HCT         CD74HC534E             11643C01          0.340       0.320         0.070       0.070       2,063     1,547    18,565
HCT         CD74HC540E             11611E            0.160       0.150         0.087       0.087       1,668     1,251    15,016
HCT         CD74HC540M             11611E            0.162       0.152         0.086       0.086       1,668     1,251    15,016
HCT         CD74HC540M96           11611E            0.095       0.089         0.086       0.063       1,668     1,251    15,016
HCT         CD74HC541E             116120            0.147       0.138         0.088       0.088       1,613     1,210    14,520
HCT         CD74HC541M             116120            0.137       0.129         0.087       0.087       1,613     1,210    14,520

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HC541M96           116120            0.160       0.150         0.087       0.087       1,613     1,210    14,520
HCT         CD74HC563E             11637C01          0.196       0.184         0.074       0.074       1,953     1,465    17,580
HCT         CD74HC504E             11644C            0.135       0.127         0.106       0.089       1,372     1,029    12,351
HCT         CD74HC564M             11644C            0.368       0.346         0.105       0.105       1,372     1,029    12,351
HCT         CD74HC573E             11616M            0.140       0.132         0.075       0.075       3,179     2,384    28,608
HCT         CD74HC573M             11616M            0.149       0.140         0.074       0.074       3,179     2,384    28,608
HCT         CD74HC573M96           11616M            0.121       0.114         0.074       0.074       3,179     2,384    28,608
HCT         CD74HC573M96S2357      11616D02          0.205       0.193         0.074       0.074       1,953     1,465    17,580
HCT         CD74HC573M96S2515      11616M            0.105       0.099         0.074       0.069       3,179     2,384    28,608
HCT         CD74HC574E             11604C            0.135       0.127         0.107       0.089       1,372     1,029    12,351
HCT         CD74HC574M             11604M            0.136       0.128         0.105       0.090       2,335     1,751    21,015
HCT         CD74HC574M96           11604M            0.170       0.160         0.105       0.105       2,335     1,751    21,015
HCT         CD74HC597E             11749A01          0.171       0.161         0.057       0.057       2,597     1,948    23,376
HCT         CD74HC597M             11749A01XC1       0.181       0.170         0.058       0.058       2,597     1,948    23,376
HCT         CD74HC597M96           11749A01XC1       0.176       0.165         0.058       0.058       2,597     1,948    23,376
HCT         CD74HC640E             11618B            0.303       0.285         0.112       0.112       1,231       923    11,076
HCT         CD74HC646M96           11623C01          1.056       0.993         0.262       0.262         556       417     5,005
HCT         CD74HC652EN            11788A01          0.849       0.798         0.303       0.303         483       362     4,349
HCT         CD74HC870E             11676B01          0.265       0.249         0.112       0.112       1,289       967    11,604
HCT         CD74HC870M96           11676B01XCT       0.235       0.221         0.115       0.115       1,289       967    11,604
HCT         CD74HC688E             11641B01          0.174       0.164         0.051       0.051       2,876     2,157    25,888
HCT         CD74HC688M             11641B01          0.138       0.130         0.050       0.050       2,876     2,157    25,888
HCT         CD74HC688M96           11641B01          0.179       0.168         0.050       0.050       2,876     2,157    25,888
HCT         CD74HC7048AE           11733A01          0.513       0.482         0.082       0.082       1,817     1,363    16,356
HCT         CD74MC7046AM           11733A01XCT       0.419       0.394         0.083       0.083       1,817     1,363    16,356
HCT         CD74HC7046AM96         11733A01XCT       0.527       0.495         0.083       0.083       1,817     1,363    16,356
HCT         CD74HC7266E            11739A01          0.179       0.168         0.035       0.035       4,107     3,080    36,960
HCT         CD74HC7268M            11739A01XCT       0.151       0.142         0.036       0.036       4,107     3,080    36,960
HCT         CD74HC7266M96          11739A01XCT       0.177       0.166         0.036       0.036       4,107     3,080    36,960
HCT         CD74HC73E              11655A01          0.105       0.099         0.042       0.042       3,470     2,603    31,234

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HC73M              11655A01XCT       0.146       0.137         0.043       0.043       3,470     2,603    31,234
HCT         CD74HC73M9682404       11855A01XCT       0.100       0.094         0.043       0.043       3,470     2,603    31,234
HCT         CD74HC74E              11601M            0.102       0.096         0.052       0.052       4,386     3,289    39,473
HCT         CD74HC74M              11601FXXXCT       0.088       0.083         0.054       0.054       2,752     2,064    24,771
HCT         CD74HC741496           11601FXXXCT       0.100       0.094         0.054       0.054       2,752     2,064    24,771
HCT         CD74HC74M98S2093       11601FXXXCT       0.083       0.078         0.054       0.054       2,752     2,064    24,771
HCT         CD74HC74MR4099         11601F02XCT       0.220       0.207         0.054       0.054       2,752     2,064    24,771
HCT         CD74HC75E              11688A01          0.123       0.116         0.052       0.052       2,783     2,087    25,043
HCT         CD74HC75M              11688A01XCT       0.126       0.118         0.053       0.053       2,783     2,087    25,043
HCT         CD74HC75M96            11688A01XCT       0.109       0.102         0.053       0.053       2,783     2,087    25,043
HCT         CD74HC85E              11689A01          0.135       0.127         0.075       0.075       1,915     1,436    17,234
HCT         CD74HC85M              11689A01XCT       0.185       0.174         0.077       0.077       1,915     1,436    17,234
HCT         CD74HC85M96            11089A01XCT       0.166       0.156         0.077       0.077       1,915     1,436    17,234
HCT         CD74HC85M96S2497       11689A01XCT       0.166       0.156         0.077       0.077       1,915     1,436    17,234
HCT         CD74HC86E              11657B01          0.102       0.096         0.043       0.043       3,356     2,517    30,205
HCT         CD74HC86M              11657B01XCT       0.113       0.106         0.044       0.044       3,356     2,517    30,205
HCT         CD74HC86M96            11657B01XC1       0.103       0.097         0.044       0.044       3,356     2,517    30,205
HCT         CD74HC86M96S2378       11657B01XCT       0.110       0.103         0.044       0.044       3,356     2,517    30,205
HCT         CD74HC93E              11738A01          0.197       0.185         0.031       0.031       4,783     3,587    43,044
HCT         CD74HC93M              11738A01XCT       0.201       0.189         0.032       0.032       4,783     3,587    43,044
HCT         CD74HC93M96            11731A01XCT       0.146       0.137         0.032       0.032       4,783     3,587    43,044
HCT         CD74HC93M96S2300       11738A01XCT       0.133       0.125         0.032       0.032       4,783     3,587    43,044
HCT         CD74HCT00E             13600H            0.087       0.082         0.052       0.052       2,761     2,071    24,848
HCT         CD74HCT00E82065        13600C            0.142       0.133         0.052       0.052       2,819     2,114    25,368
HCT         CD74HCT00M             13600HXXXCT       0.077       0.072         0.054       0.051       2,761     2,071    24,848
HCT         CD74HCT00M96           13600HXXXCT       0.065       0.061         0.053       0.043       2,761     2,071    24,848
HCT         CD74HCT00MS2074        13600HXXXCT       0.092       0.086         0.054       0.054       2,761     2,071    24,848
HCT         CD74HCT02E             13678A01          0.079       0.074         0.045       0.045       3,234     2,426    29,107
HCT         CD74HCT02EX            13678A01          0.181       0.170         0.045       0.045       3,234     2,426    29,107
HCT         CD74HCT02M             13678A01XCT       0.082       0.077         0.045       0.045       3,234     2,426    29,107

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HCT02M96           13678A01XCT       0.094       0.088         0.046       0.046       3,234     2,426    29,107
HCT         CD74HCT03E             13737A01          0.064       0.060         0.033       0.033       4,323     3,242    38,904
HCT         CD74HCT03M             13737A01XCT       0.068       0.064         0.034       0.034       4,323     3,242    38,904
HCT         CD74HCT03M96           13737A01XCT       0.086       0.081         0.034       0.034       4,323     3,242    38,904
HCT         CD74HCT03M96S2497      13737A01XCT       0.094       0.088         0.034       0.034       4,323     3,242    38,904
HCT         CD74HCT04E             13681M            0.090       0.085         0.050       0.050       4,741     3,556    42,672
HCT         CD74HCT04ES2065        13681B            0.088       0.083         0.050       0.050       2,885     2,164    25,966
HCT         CD74HCT04EX            13681B            0.184       0.173         0.050       0.050       2,885     2,164    25,966
HCT         CD74HCT04M             13681BXXXCT       0.068       0.064         0.051       0.045       2,885     2,164    25,966
HCT         CD74HCT04M96           13681BXXXCT       0.079       0.074         0.051       0.051       2,885     2,164    25,966
HCT         CD74HCT04M96S2075      13681BXXXCT       0.092       0.086         0.051       0.051       2,885     2,164    25,966
HCT         CD74HCT04M96S2497      13681BXXXCT       0.095       0.089         0.051       0.051       2,885     2,164    25,966
HCT         CD74HCT04MS2075        13681BXXXCT       0.087       0.082         0.051       0.051       2,885     2,164    25,966
HCT         CD74HCT08E             13682B01          0.082       0.077         0.051       0.051       2,832     2,124    25,486
HCT         CD74HCT08EX            13682B01          0.178       0.167         0.051       0.051       2,832     2,124    25,486
HCT         CD74HCT08M             13682B01XCT       0.083       0.078         0.052       0.052       2,832     2,124    25,486
HCT         CD74HCT08M96           13682B01XCT       0.083       0.078         0.052       0.052       2,832     2,124    25,486
HCT         CD74HCT08M96S2497      13682B01XC1       0.080       0.075         0.052       0.052       2,832     2,124    25,486
HCT         CD74HCT08MR2499        13682B01XCT       0.115       0.108         0.052       0.052       2,832     2,124    25,486
HCT         CD74HCT08MS2074        13682B01XCT       0.088       0.083         0.052       0.052       2,832     2,124    25,486
HCT         CD74HCT107E            13642A01          0.163       0.153         0.044       0.044       3,298     2,474    29,685
HCT         CD74HCT109E            13690801          0.165       0.155         0.045       0.045       3,152     2,364    26,370
HCT         CD74HCT109M            13690B01XCT       0.150       0.141         0.047       0.047       3,152     2,364    28,370
HCT         CD74HCT109M96          13690B01XCT       0.144       0.135         0.047       0.047       3,152     2,364    28,370
HCT         CD74HCT10E             13683B01          0.079       0.074         0.058       0.052       2,510     1,882    22,588
HCT         CD74HCT10M             13683B01XCT       0.079       0.074         0.059       0.052       2,510     1,882    22,588
HCT         CD74HCT10M96           13683B01XCT       0.075       0.071         0.059       0.050       2,510     1,882    22,588
HCT         CD74HCT11M             13684B01XCT       0.054       0.051         0.045       0.036       3,275     2,457    29,478
HCT         CD74HCT11M96           13684B01XCT       0.089       0.084         0.045       0.045       3,275     2,457    29,478
HCT         CD74HCT11M96S2497      13684B01XCT       0.133       0.125         0.045       0.045       3,275     2,457    29,478

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HCT123E            13645C            0.157       0.148         0.053       0.053       2,816     2,112    25,344
HCT         CD74HCT123M            13645CXXXCT       0.187       0.176         0.052       0.052       2,816     2,112    25,344
HCT         CD74HCT123M96          13645CXXXCT       0.137       0.129         0.052       0.052       2,816     2,112    25,344
HCT         CD74HCT123M96S5001     13645CXXXCT       0.180       0.169         0.052       0.052       2,816     2,112    25,344
HCT         CD74HCT125E            13727A01          0.111       0.104         0.045       0.045       3,147     2,360     28324
HCT         CD74HCT125M            13727A01XCT       0.103       0.097         0.046       0.046       3,147     2,360    28,324
HCT         CD74HCT125M96          13727A01XCT       0.096       0.090         0.046       0.046       3,147     2,360    28,324
HCT         CD74HCT125M96S2497     13727A01XCT       0.110       0.103         0.047       0.047       3,147     2,360    28,324
HCT         CD74HCT126E            13728A            0.118       0.111         0.047       0.047       3,080     2,310    27,721
HCT         CD74HCT126M            13728A01XCT       0.126       0.118         0.047       0.047       3,080     2,310    27,721
HCT         CD74HCT126M96          13728A01XCT       0.126       0.118         0.047       0.047       3,080     2,310    27,721
HCT         CD74HCT120M96S2497     13728A01XCT       0.140       0.132         0.048       0.048       3,080     2,310    27,721
HCT         CD74HCT132E            13746A01          0.117       0.110         0.040       0.040       3,675     2,756    33,072
HCT         CD74HCT132M            13746A01XCT       0.125       0.118         0.040       0.040       3,675     2,756    33,072
HCT         CD74HCT132M96          13746A01XCT       0.117       0.110         0.040       0.040       3,675     2,756    33,072
HCT         CD74HCT132M96S2478     13746A01XCT       0.142       0.133         0.041       0.041       3,675     2,756    33,072
HCT         CD74HCT132M96S2497     13746A01XCT       0.114       0.107         0.041       0.041       3,675     2,756    33,072
HCT         CD74HCT132M96S5001     13746A01XCT       0.157       0.148         0.041       0.041       3,675     2,756    33,072
HCT         CD74HCT132MR3170       13746A01XCT       0.130       0.122         0.041       0.041       3,675     2,756    33,072
HCT         CD74HCT137M96          13729B01XCT       0.191       0.180         0.063       0.063       2,354     1,766    21,190
HCT         CD74HCT138E            13602M            0.114       0.107         0.061       0.061       3,999     2,999    35,989
HCT         CD74HCT138M            13602MXXXCT       0.118       0.111         0.062       0.062       3,999     2,999    35,989
HCT         CD74HCT138M96          13602MXXXCT       0.118       0.109         0.062       0.062       3,999     2,999    35,989
HCT         CD74HCT138M96S2497     13802MXXXCT       0.105       0.099         0.063       0.063       3,999     2,999    35,989
HCT         CD74HCT139E            13610B            0.118       0.111         0.049       0.049       2,959     2,219    26,628
HCT         CD74HCT139M            13610C01XCT       0.068       0.064         0.050       0.045       2,930     2,198    26,372
HCT         CD74HCT139M96          13610C01XCT       0.096       0.090         0.050       0.050       2,930     2,198    26,372
HCT         CD74HCT139M96S2497     13610C01XCT       0.110       0.103         0.050       0.050       2,930     2,198    26,372
HCT         CD74HCT147E            13658A01          0.161       0.151         0.076       0.076       1,912     1,434    17,205
HCT         CD74HCT14E             13685M            0.103       0.097         0.059       0.059       5,616     4,212    50,548

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HCT14M             13685AXXXCT       0.103       0.097         0.060       0.060       3,273     2,455    29,461
HCT         CD74HCT14M96           13685AXXXCT       0.107       0.101         0.060       0.060       3,273     2,455    29,461
HCT         CD74HCT14M96S2497      13685AXXXCT       0.097       0.091         0.060       0.060       3,273     2,455    29,461
HCT         CD74HCT151E            13659B01          0.138       0.128         0.049       0.049       2,962     2,221    26,657
HCT         CD74HCT151M            13659B01XCT       0.137       0.129         0.050       0.050       2,962     2,221    26,657
HCT         CD74HCT151M96          13659B01XCT       0.156       0.147         0.050       0.050       2,962     2,221    26,657
HCT         CD74HCT151M96S5001     13659B01XCT       0.150       0.141         0.050       0.050       2,962     2,221    26,657
HCT         CD74HCT153E            13660A01          0.140       0.132         0.041       0.041       3,484     2,613    31,353
HCT         CD74HCT153M            13660A01XCT       0.142       0.133         0.042       0.042       3,484     2,613    31,353
HCT         CD74HCT153M96          13660A01XCT       0.124       0.117         0.042       0.042       3,484     2,613    31,353
HCT         CD74HCT153M96S2497     13660A01XCT       0.130       0.122         0.042       0.042       3,484     2,613    31,353
HCT         CD74HCT153M96S2515     13660A01XCT       0.123       0.116         0.042       0.042       3,484     2,613    31,353
HCT         CD74HCT154E            13632C            0.487       0.458         0.104       0.104       1,414     1,060    12,725
HCT         CD74HCT154EN           13632C            1.042       0.979         0.104       0.104       1,414     1,060    12,725
HCT         CD74HCT154M            13632C01          0.459       0.431         0.102       0.102       1,414     1,060    12,725
HCT         CD74HCT157E            136280            0.134       0.126         0.059       0.059       2,824     2,118    25,416
HCT         CD74HCT157M            13628MXXXCT       0.149       0.140         0.060       0.060       2,824     2,118    25,416
HCT         CD74HCT157M96          13628MXXXCT       0.119       0.112         0.060       0.060       2,824     2,118    25,416
HCT         CD74HCT157M96S2497     13628MXXXCT       0.153       0.144         0.060       0.060       2,824     2,118    25,416
HCT         CD74HCT158E            13629B01          0.169       0.159         0.051       0.051       2,826     2,119    25,432
HCT         CD74HC1161E            13635D01          0.120       0.113         0.075       0.075       1,930     1,448    17,371
HCT         CD74HCT161M            13635D01XCT       0.108       0.102         0.077       0.071       1,930     1,448    17,371
HCT         CD74HCT161M96          13635D01XCT       0.143       0.134         0.077       0.077       1,930     1,448    17,371
HCT         CD74HCT163E            13636D01          0.152       0.143         0.076       0.076       1,909     1,432    17,183
HCT         CD74HCT163M            13636D01XCT       0.146       0.137         0.077       0.077       1,909     1,432    17,183
HCT         CD74HCT163M96          13636D01XCT       0.168       0.158         0.077       0.077       1,909     1,432    17,183
HCT         CD74HCT163M96S2497     13636D01XCT       0.100       0.094         0.077       0.066       1,909     1,432    17,183
HCT         CD74HCT164E            13667B01          0.143       0.134         0.044       0.044       3,288     2,466    29,596
HCT         CD74HCT164ES2497       13667B01          0.180       0.169         0.044       0.044       3,288     2,466    29,596
HCT         CD74HCT164M            13667B01XCT       0.131       0.123         0.044       0.044       3,288     2,466    29,596

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HCT164M96          13667B01XCT       0.140       0.132         0.044       0.044       3,288     2,466    29,596
HCT         CD74HCT164MS2074       13667B01XCT       0.143       0.134         0.044       0.044       3,288     2,466    29,596
HCT         CD74HCT165E            13630C01          0.155       0.146         0.043       0.043       3,330     2,498    29,974
HCT         CD74HCT165ER2489       13630C01          0.175       0.165         0.043       0.043       3,330     2,498    29,974
HCT         CD74HCT165M            13630C01XCT       0.171       0.161         0,044       0.044       3,330     2,498    29,974
HCT         CD74HCT165M96          13630CXXXCT       0.140       0.132         0.044       0.044       3,330     2,498    29,974
HCT         CD74HCT165M96S2074     13630C01XCT       0.139       0.131         0.044       0.044       3,330     2,498    29,974
HCT         CD74HCT165MS2075       13630C01XCT       0.143       0.134         0.044       0.044       3,330     2,498    29,974
HCT         CD74HCT166E            13654B01          0.158       0.149         0.057       0.057       2,548     1,911    22,936
HCT         CD74HCT166M            13654B01XCT       0.203       0.191         0.058       0.058       2,548     1,911    22,936
HCT         CD74HCT166M96          13654B01XCT       0.173       0.163         0.058       0.058       2,548     1,911    22,936
HCT         CD74HCT166M96S2497     13654B01XCT       0.110       0.103         0.058       0.058       2,548     1,911    22,936
HCT         CD74HCT173E            13656C01          0.127       0.119         0,079       0.079       1,820     1,365    16,378
HCT         CD74HCT173M96          13656C01XCT       0.234       0.220         0.061       0.081       1,820     1,385    16,378
HCT         CD74HCT174E            13625D01          0.107       0.101         0.065       0.065       2,230     1,673    20,071
HCT         CD74HCT174M            13625D01XCT       0.129       0.121         0.066       0.066       2,230     1,673    20,071
HCT         CD74HCT174M96          13625D01XCT       0.123       0.116         0.066       0.066       2,230     1,673    20,071
HCT         CD74HCT175E            13626C01          0.129       0.121         0.070       0.070       2,054     1,541    18,487
HCT         CD74HCT175ES2497       13626C01          0.180       0.169         0.070       0.070       2,054     1,541    18,487
HCT         CD74HCT175M            13626C01XCT       0.150       0.141         0.072       0.072       2,054     1,541    18,487
HCT         CD74HCT175M96          13626C01XCT       0.086       0.081         0.072       0.057       2,054     1,541    18,487
HCT         CD74HCT175M96S2497     13626C01XCT       0.100       0.094         0.072       0.066       2,054     1,541    18,487
HCT         CD74HCT191E            13664D01          0.212       0.199         0.080       0.080       1,802     1,351    16,216
HCT         CD74HCT191M            13664BXXXCT       0.237       0.223         0.082       0.082       1,437     1,078    12,936
HCT         CD74HCT193E            13666C01          0.254       0.239         0.078       0.078       1,848     1,386    16,632
HCT         CD74HCT20E             13679B01          0.080       0.075         0.039       0.039       3,682     2,782    33,139
HCT         CD74HCT21E             13736B01          0.099       0.093         0.037       0.037       4,129     3,091    37,164
HCT         CD74HCT21M             13736B01XCT       0.080       0.075         0.038       0.038       4,129     3,091    37,164
HCT         CD74HCT21M96           13736B01XCT       0.091       0.086         0.038       0.038       4,129     3,097    37,164
HCT         CD74HCT221E            13693D01          0.236       0.222         0.089       0.089       1,617     1,213    14,557

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HCT221M            13693D01XCT       0.195       0.183         0.091       0.091       1,617     1,213    14,557
HCT         CD74HCT221M96          13693D01XC1       0.306       0.288         0.091       0.091       1,617     1,213    14,557
HCT         CD74HCT237E            13730B01          0.208       0.196         0.061       0.061       2,381     1,785    21,425
HCT         CD74HCT238E            13603F            0.223       0.210         0.062       0.062       2,344     1,758    21,098
HCT         CD74HCT238M            13603FXXXCT       0.199       0.187         0.063       0.063       2,344     1,758    21,098
HCT         CD74HCT240E            13607D01          0.137       0.129         0.089       0.089       1,627     1,220    14,644
HCT         CD74HCT240M            13607D01          0.162       0.152         0.089       0.089       1,627     1,220    14,644
HCT         CD74HCT240M96          13607D01          0.143       0.134         0.089       0.089       1,627     1,220    14,644
HCT         CD74HCT241E            13608D01          0.169       0.159         0.089       0.089       1,627     1,220    14,644
HCT         CD74HCT241M96          13608D01          0.232       0.218         0.088       0.088       1,627     1,220    14,644
HCT         CD74HCT244E            13606C01          0.145       0.136         0.099       0.096       1,573     1,180    14,161
HCT         CD74HCT244ES2497       13606C01          0.155       0.146         0.099       0.099       1,573     1,180    14,161
HCT         CD74HCT244M            13606M            0.122       0.115         0.099       0.081       2,709     2,032    24,382
HCT         CD74HCT244M96          13606M            0.120       0.113         0.099       0.079       2,709     2,032    24,382
HCT         CD74HCT244MS2075       13606C01          0.157       0.148         0.099       0.099       1,573     1,180    14,161
HCT         CD74HCT245E            13617M            0.139       0.131         0.114       0.092       2,218     1,664    19,966
HCT         CD74HCT245M            13617M            0.143       0.134         0.113       0.094       2,218     1,664    19,966
HCT         CD74HCT245M96          13617M            0.128       0.120         0.113       0.084       2,218     1,664    19,966
HCT         CD74HCT245M96S5001     13617M            0.170       0.160         0.113       0.112       2,218     1,664    19,966
HCT         CD74HCT245MS2075       13617M            0.143       0.134         0.112       0.094       2,218     1,664    19,966
HCT         CD74HCT251E            13614C01          0.153       0.144         0.068       0.068       2,131     1,598    19,181
HCT         CD74HCT251M            13614C01XCT       0.119       0.112         0.069       0.069       2,131     1,598    19,181
HCT         CD74HCT251M96          13614C01XCT       0.157       0.148         0.069       0.069       2,131     1,598    19,181
HCT         CD74HCT251MS2075       13614C01XCT       0.180       0.169         0.069       0.069       2,131     1,598    19,181
HCT         CD74HCT253E            13639B01          0.166       0.156         0.047       0.047       3,110     2,332    27,986
HCT         CD74HCT253M            13639B01XCT       0.275       0.259         0.048       0.048       3,110     2,332    27,986
HCT         CD74HCT253M96          13639B01XCT       0.132       0.124         0.048       0.048       3,110     2,332    27,986
HCT         CD74HCT257E            13620C01          0.154       0.145         0.045       0.045       3,169     2,377    28,525
HCT         CD74HCT257ES2064       13620C01          0.155       0.146         0.046       0.046       3,169     2,377    28,525
HCT         CD74HCT257ES2497       13620C01          0.200       0.188         0.046       0.046       3,169     2,377    28,525

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HCT257M            13620MXXXCT       0.147       0.138         0.046       0.046       5,162     3,872    46,462
HCT         CD74HCT257M96          13620MXXXCT       0.143       0.134         0.047       0.047       5,162     3,872    46,462
HCT         CD74HCT258E            13747A01          0.176       0.165         0.055       0.055       2,119     1,589    19,068
HCT         CD74HCT259E            13694A            0.159       0.149         0.063       0.063       2,314     1,736    20,828
HCT         CD74HCT259M            13694MXXXCT       0.172       0.162         0.064       0.064       4,023     3,017     36209
HCT         CD74HCT259M96          13694MXXXCT       0.162       0.152         0.063       0.063       4,023     3,017    36,209
HCT         CD74HCT259M96S2497     13694MXXXCT       0.390       0.367         0.064       0.064       4,023     3,017    36,209
HCT         CD74HCT259M96S5001     13694MXXXCT       0.170       0.160         0.084       0.064       4,023     3,017    36,209
HCT         CD74HCT259MS2075       13694MXXXCT       0.145       0.136         0.063       0.063       4,023     3,017    36,209
HCT         CD74HCT273E            13613G            0.139       0.131         0.065       0.085       1,928     1,446    17,353
HCT         CD74HCT273ES2065       13613G            0.148       0.139         0.084       0.084       1,928     1,446    17,353
HCT         CD74HCT273M            13613GXXXCT       0.099       0.093         0.084       0.065       1,928     1,446    17,353
HCT         CD74HCT273M96          13613GXXXCT       0.123       0.116         0.084       0.081       1,928     1,446    17,353
HCT         CD74HCT273M96S2497     13613G            0.100       0.094         0.085       0.066       1,928     1,446    17,353
HCT         CD74HCT27E             13686A01          0.070       0.066         0.042       0.042       3,422     2,566    30,794
HCT         CD74HCT27M             13686A01XCT       0.069       0.065         0.043       0.043       3,422     2,566    30,794
HCT         CD74HCT27M96           13686A01XCT       0.098       0.092         0.043       0.043       3,422     2,566    30,794
HCT         CD74HCT27M96S2497      13686A01XCT       0.110       0.103         0.043       0.043       3,422     2,566    30,794
HCT         CD74HCT280E            13640B01          0.150       0.141         0.044       0.044       3,290     2,468    29,610
HCT         CD74HCT283E            13723A01          0.270       0.254         0.060       0.060       2,411     1,808    21,696
HCT         CD74HCT283M            13723A01XCT       0.227       0.213         0.061       0.061       2,411     1,808    21,696
HCT         CD74HCT297E            13680A01          0.680       0.639         0.140       0.140       1,035       776     9,314
HCT         CD74HCT299E            13615F01          0.322       0.303         0.126       0.126       1,146       859    10,312
HCT         CD74HCT299M            13615F01          0.319       0.300         0.126       0.126       1,146       859    10,312
HCT         CD74HCT30E             13724A01          0.079       0.074         0.036       0.036       3,981     2,986    35,832
HCT         CD74HCT30M             13724A01XCT       0.088       0.083         0.036       0.036       3,981     2,988    35,832
HCT         CD74HCT30M96           13724A01XCT       0.105       0.099         0.036       0.036       3,981     2,988    35,832
HCT         CD74HCT30M96S2497      13724A01XCT       0.090       0.085         0.036       0.036       3,981     2,986    35,832
HCT         CD74HCT32E             13720A01          0.088       0.083         0.038       0.038       3,733     2,800    33,600
HCT         CD74HCT32ES2064        13720A01          0.100       0.094         0.039       0.039       3,733     2,800    33,600

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HCT32EX            13720A01          0.147       0.138         0.038       0.038       3,733     2,800    33,600
HCT         CD74HCT32M             13720A01XCT       0.081       0.076         0.039       0.039       3,733     2,800    33,600
HCT         CD74HCT32M96           13720A01XCT       0.082       0.077         0.039       0.039       3,733     2,800    33,600
HCT         CD74HCT32M96S2497      13720A01XCT       0.090       0.085         0.040       0.040       3,733     2,800    33,600
HCT         CD74HCT32MR2499        13720A01XCT       0.115       0.108         0.039       0.039       3,733     2,800    33,600
HCT         CD74HCT354E            13672A            0.292       0.274         0.084       0.084       1,722     1,292    15,499
HCT         CD74HCT365E            13695B01          0.203       0.191         0,077       0.077       1,868     1,401    16,808
HCT         CD74HCT365M            13095B01XCT       0.204       0.192         0.079       0.079       1,868     1,401    16,808
HCT         CD74HCT365M96          13895B01XCT       0.165       0.155         0.079       0.079       1,868     1,401    16,808
HCT         CD74HCT367E            13662B01          0.192       0.180         0.077       0.077       1,888     1,416    16,991
HCT         CD74HCT367M            13662B01XCT       0.207       0.195         0.078       0.078       1,888     1,416    16,991
HCT         CD74HCT367M96          13862B01XCT       0.131       0.123         0.078       0.078       1,888     1,416    16,991
HCT         CD74HCT367MS2516       13662B01XCT       0.187       0.176         0.078       0.078       1,888     1,418    16,991
HCT         CD74HCT368M            13663B01XCT       0.198       0.186         0.078       0.078       1,888     1,416    16,991
HCT         CD74HCT373E            13605C01          0.122       0.115         0.119       0.081       1,483     1,112    13,349
HCT         CD74HCT373M            13605C01          0.129       0.121         0.118       0.085       1,483     1,112    13,349
HCT         CD74HCT373M96          13605C01          0.151       0.142         0.118       0.100       1,483     1,112    13,349
HCT         CD74HCT373M96S2497     13605C01          0.130       0.122         0.118       0.086       1,483     1,112    13,349
HCT         CD74HCT374E            13609C01          0.138       0.130         0.068       0.068       2,109     1,581    18,978
HCT         CD74HCT374M            13609C01          0.074       0.070         0.068       0.049       2,109     1,581    18,978
HCT         CD74HCT374M96          13609C01          0.099       0.093         0.068       0.065       2,109     1,581    18,978
HCT         CD74HCT374M96S2497     13609C01          0.121       0.114         0.068       0.068       2,109     1,581    18,978
HCT         CD74HCT374MS2075       13609C01          0.147       0.138         0.068       0.068       2,109     1,581    18,978
HCT         CD74HCT377E            13648B01          0.126       0.118         0.062       0.062       2,310     1,732    20,786
HCT         CD74HCT377M            13848B01          0.144       0.135         0.062       0.062       2,310     1,732    20,786
HCT         CD74HCT377M96          13648B01          0.179       0.168         0.062       0.062       2,310     1,732    20,786
HCT         CD74HCT390M            13670A01XCT       0.178       0.167         0.053       0.053       2,773     2,080    24,959
HCT         CD74HCT390M96          13670A01XCT       0.210       0.197         0.053       0.053       2,773     2,080    24,959
HCT         CD74HCT393E            13671B01          0.143       0.134         0.047       0.047       3,092     2,319    27,832
HCT         CD74HCT393ES2064       13671B01          0.180       0.169         0.047       0.047       3,092     2,319    27,832

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HCT393ES2497       13671B01          0.230       0.216         0.047       0.047       3,092     2,319    27,832
HCT         CD74HCT393M            13671B01XCT       0.137       0.129         0.048       0.048       3,092     2,319    27,832
HCT         CD74HCT393M96          13671B01XCT       0.171       0.161         0.048       0.048       3,092     2,319    27,832
HCT         CD74HCT393M96S2497     13671B01XCT       0.136       0.128         0.048       0.048       3,092     2,319    27,832
HCT         CD74HCT393MS2075       13671B01XCT       0.180       0.169         0.048       0.048       3,092     2,319    27,832
HCT         CD74HCT40103E          13709B01          0.271       0.255         0.106       0.106       1,366     1,024    12,292
HCT         CD74HCT40103M          13709B01XCT       0.247       0.232         0.108       0.108       1,366     1,024    12,292
HCT         CD74HCT40103M96        13709B01XCT       0.237       0.223         0.108       0.108       1,366     1,024    12,292
HCT         CD74HCT40105E          13669A01          0.204       0.192         0.082       0.082       1,761     1,321    15,851
HCT         CD74HCT40105ES2064     13669A01          0.190       0.179         0.082       0.082       1,761     1,321    15,651
HCT         CD74HCT40105M          13669A01XCT       0.238       0.224         0.084       0.084       1,761     1,321    15,851
HCT         CD74HCT40105M96        13669A01XCT       0.346       0.325         0.084       0.084       1,761     1,321    15,851
HCT         CD74HCT4020E           13651D01          0.167       0.157         0.062       0.062       2,298     1,723    20,682
HCT         CD74HCT4020ER2489      13651D01          0.250       0.235         0.063       0.063       2,298     1,723    20,682
HCT         CD74HCT4020M           13651D01XCT       0.189       0.178         0.064       0.064       2,298     1,723    20,682
HCT         CD74HCT4020M96         13651D01XCT       0.173       0.163         0.064       0.064       2,298     1,723    20,682
HCT         CD74HCT4024M           13699D01XCT       0.244       0.229         0.042       0.042       3,523     2,642    31,703
HCT         CD74HCT4040E           13652D01          0.159       0.149         0.062       0.062       2,324     1,743    20,914
HCT         CD74HCT4040ES2497      13652D01          0.200       0.188         0.062       0.062       2,324     1,743    20,914
HCT         CD74HCT4040M           13652MXXXCT       0.136       0.128         0.063       0.063       3,909     2,931    35,177
HCT         CD74HCT4040AE          13701A            0.364       0.342         0.081       0.081       1,789     1,342    16,099
HCT         CD74HCT4046AM          13701AXXXCT       0.360       0.338         0.083       0.083       1,789     1,342    16,099
HCT         CD74HCT4046AM96        13701AXXXCT       0.424       0.399         0.083       0.083       1,789     1,342    16,099
HCT         CD74HCT4046AM96S246    13701AXXXCT       0.332       0.312         0.083       0.083       1,789     1,342    16,099
HCT         CD74HCT4046AMS2074     13701AXXXCT       0.266       0.250         0.083       0.083       1,789     1,342    16,099
HCT         CD74HCT4051E           13702A            0.177       0.166         0.079       0.079       1,971     1,478    17,739
HCT         CD74HCT4051M           13702AXXXCT       0.154       0.145         0,080       0.080       1,971     1,478    17,739
HCT         CD74HCT4052E           13703B            0.133       0.125         0.101       0.088       1,545     1,159    13,907
HCT         CD74HCT4052M           13703BXXXCT       0.110       0.103         0.101       0.073       1,545     1,159    13,907

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HCT4053E           13704A            0.168       0.158         0.055       0.055       2,808     2,106    25,275
HCT         CD74HCT4053M           13704MXXXCT       0.160       0.150         0.056       0.056       4,884     3,683    43,958
HCT         CD74HCT4053M96         13704MXXXCT       0.181       0.170         0.056       0.056       4,884     3,663    43,958
HCT         CD74HCT4053M96S2378    13704MXXXCT       0.160       0.150         0.056       0.056       4,884     3,663    43,958
HCT         CD74HCT4060E           13653B            0.169       0.159         0.066       0.066       2,198     1,648    19,780
HCT         CD74HCT4060ER2489      13653B            0.360       0.338         0.066       0.066       2,198     1,648    19,780
HCT         CD74HCT4060M           13653BXXXCT       0.147       0.138         0.067       0.067       2,198     1,648    19,780
HCT         CD74HCT4060M96         13653BXXXCT       0.127       0.119         0.067       0.067       2,198     1,648    19,780
HCT         CD74HCT4066E           13705C            0.164       0.154         0.049       0.049       3,157     2,368    28,415
HCT         CD74HCT4066ER3170      13705C02          0.159       0.149         0.049       0.049       3,157     2,368    28,415
HCT         CD74HCT4066M           13705MXXXCT       0.169       0.159         0.050       0.050       5,277     3,958    47,494
HCT         CD74HCT4066M96         13705MXXXCT       0.192       0.180         0.050       0.050       5,277     3,958    47,494
HCT         CD74HCT4066M96S2378    13705MXXXCT       0.150       0.141         0.050       0.050       5,277     3,958    47,494
HCT         CD74HCT4066MR3170      13705C02XCT       0.160       0.150         0.050       0.050       3,157     2,368    28,415
HCT         CD74HCT4075E           13707A01          0.137       0.129         0.052       0.052       2,764     2,073    24,876
HCT         CD74HCT4094E           13708M            0.163       0.153         0.060       0.060       3,976     2,982    35,788
HCT         CD74HCT4094M           13708A01XCT       0.171       0.161         0.062       0.062       2,397     1,798    21,572
HCT         CD74HCT4004M96         13708A01XCT       0.213       0.200         0.062       0.062       2,397     1,798    21,572
HCT         CD74HCT423E            13716C            0.272       0.256         0.055       0.055       2,626     1,970    23,635
HCT         CD74HCT423M96          13716CXXXCT       0.200       0.188         0.056       0.056       2,626     1,970    23,635
HCT         CD74HCT42E             13715B01          0.193       0.181         0.07?       0.077       1,893     1,420    17,040
HCT         CD74HCT4316E           13732A            0.255       0.240         0.056       0.056       2,767     2,075    24,903
HCT         CD74HCT4316M           13732AXXXCT       0.191       0.180         0.057       0.057       2,767     2,075    24,903
HCT         CD74HCT4316M96         13732AXXXCT       0.242       0.227         0.057       0.057       2,767     2,075    24,903
HCT         CD74HCT4351E           13741A            0.286       0.269         0.093       0.093       1,667     1,251    15,006
HCT         CD74HCT14520E          13713801          0.233       0.219         0.086       0.086       1,688     1,266    15,196
HCT         CD74HCT4520M           13713B01XCT       0.158       0.149         0.088       0.088       1,688     1,266    15,196
HCT         CD74HCT4520M96         13713B01XCT       0.342       0.321         0.088       0.088       1,688     1,266    15,196
HCT         CD74HCT4538E           13646M            0.247       0.232         0.059       0.059       4,093     3,069    36,833
HCT         CD74HCT4538M           13646MXXXCT       0.232       0.218         0.060       0.060       4,093     3,069    36,833

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HCT4538M96         13648MXXXCT       0.247       0.232         0.060       0.060       4,093     3,069    36,833
HCT         CD74HCT4543E           13714A01          0.167       0.157         0.049       0.049       2,953     2,215    26,579
HCT         CD74HCT533E            13638C01          0.308       0.290         0.123       0.123       1,181       886    10,629
HCT         CD74HCT534E            13843C            0.273       0.257         0.073       0.073       1,994     1,496    17,946
HCT         CD74HCT540E            136110            0.155       0.146         0.089       0.089       1,644     1,233    14,796
HCT         CD74HCT540M            136110            0.149       0.140         0.088       0.088       1,644     1,233    14,796
HCT         CD74HCT541E            136120            0.139       0.131         0.088       0.088       1,635     1,226    14,712
HCT         CD74HCT541M            136120            0.150       0.141         0.086       0.086       1,635     1,226    14,712
HCT         CD74HCT541M96          136120            0.186       0.175         0.086       0.086       1,635     1,226    14,712
HCT         CD74HCT541M96S5001     136120            0.179       0.168         0.087       0.087       1,635     1,226    14,712
HCT         CD74HCT563E            13637C01          0.235       0.221         0.079       0.079       1,829     1,371    16,458
HCT         CD74HCT563M            13637C01          0.268       0.252         0.079       0.079       1,829     1,371    16,458
HCT         CD74HCT564E            13644C01          0.288       0.271         0.114       0.114       1,264       948    11,380
HCT         CD74HCT564M            13644C01          0.320       0.301         0.114       0.114       1,264       948    11,380
HCT         CD74HCT573E            13616D01          0.156       0.147         0.074       0.074       1,933     1,449    17,393
HCT         CD74HCT573ER3170       13616D02          0.164       0.154         0.075       0.075       1,933     1,449    17,393
HCT         CD74HCT573M            13616D01          0.130       0.122         0.074       0.074       1,933     1,449    17,393
HCT         CD74HCT573M96          13616D01          0.145       0.138         0.074       0.074       1,933     1,449    17,393
HCT         CD74HCT574E            13604C            0.130       0.122         0.105       0.086       1,388     1,041    12,490
HCT         CD74HCT574ES2064       13604C            0.190       0.179         0.104       0.104       1,388     1,041    12,490
HCT         CD74HCT574M            13604M            0.142       0.133         0.104       0.094       2,335     1,751    21,015
HCT         CD74HCT574M96          13604M            0.167       0.157         0.104       0.104       2,335     1,751    21,015
HCT         CD74HCT597E            13749A01          0.162       0.152         0.057       0.057       2,589     1,942    23,304
HCT         CD74HCT597M96          13749A01XCT       0.181       0.170         0.058       0.058       2,589     1,942    23,304
HCT         CD74HCT640E            13618B            0.306       0.288         0.118       0.118       1,291       968    11,616
HCT         CD74HCT640M            13618C01          0.313       0.294         0.117       0.117       1,230       922    11,068
HCT         CD74HCT646M96          13623C            0.352       0.331         0.258       0.232         563       422     5,064
HCT         CD74HCT652M            13788A01          0.424       0.399         0.253       0.253         569       427     5,124
HCT         CD74HCT688E            13641B01          0.203       0.191         0.051       0.051       2,846     2,134    25,612
HCT         CD74HCT688M            13641B01          0.188       0.177         0.051       0.051       2,846     2,134    25,612

                                SCHEDULE 1(a)[C]
                    COMMERCIAL PRODUCTS FOR SUPPLY AGREEMENT

                                                                  FG            STD         DIE        STD                 DIE
FAMILY      DEVICE                 DIE                ASP      TRF PRICE      DIE COST   TRF PRICE     NDW       MDPW      MLQ
------      ------                 ---                ---      ---------      --------   ---------     ---       ----      ----
HCT         CD74HCT688M96          13641B01          0.256       0.241         0.051       0.051       2,846     2,134    25,612
HCT         CD74HCT688M96S2497     13641B01          0.250       0.235         0.051       0.051       2,846     2,134    25,612
HCT         CD74HCT7046AE          13733A01          0.618       0.581         0.096       0.096       1,637     1,228    14,736
HCT         CD74HCT7046AM          13733A01XCT       0.756       0.711         0.098       0.098       1,637     1,228    14,736
HCT         CD74HCT7046AM96        13733A01XCT       0.499       0.469         0.098       0.098       1,637     1,228    14,736
HCT         CD74HCT73E             13655A01          0.388       0.365         0.044       0.044       3,323     2,492    29,905
HCT         CD74HCT74E             13601M            0.093       0.087         0.054       0.054       4,386     3,289    39,473
HCT         CD74HCT74ES2065        13601F            0.100       0.094         0.053       0.053       2,694     2,020    24,244
HCT         CD74HCT74ES2497        13601M            0.100       0.094         0.054       0.054       4,386     3,289    39,473
HCT         CD74HCT74M             13601FXXXCT       0.095       0.089         0.055       0.055       2,694     2,020    24,244
HCT         CD74HCT174M96          13601FXXXCT       0.095       0.089         0.055       0.055       2,694     2,020    24,244
HCT         CD74HCT74MR2499        13601FXXXCT       0.170       0.160         0.055       0.055       2,694     2,020    24,244
HCT         CD74HCT75E             13688A            0.154       0.145         0.051       0.051       2,846     2,134    25,612
HCT         CD74HCT85E             13689A01          0.270       0.254         0.075       0.075       1,937     1,452    17,430
HCT         CD74HCT85M             13689A01XCT       0.219       0.206         0.076       0.076       1,937     1,452    17,430
HCT         CD74HCT86E             13657B01          0.108       0.102         0.043       0.043       3,356     2,517    30,205
HCT         CD74HCT86M             13657B01XCT       0.114       0.107         0.044       0.044       3,356     2,517    30,205
HCT         CD74HCT86M96           13657B01XCT       0.124       0.117         0.044       0.044       3,356     2,517    30,205
HCT         CD74HCT86MS2074        13657B01XCT       0.115       0.108         0.044       0.044       3,356     2,517    30,205
HCT         CD74HCT93E             13738A01          0.190       0.179         0.030       0.030       4,880     3,660    43,920
HCT         CD74HCU04E             11649B01          0.084       0.079         0.034       0.034       4,217     3,163    37,952
HCT         CD74HCU04M             11649B01XCT       0.099       0.093         0.035       0.035       4,217     3,163    37,952
HCT         CD74HCU04M96           11849B01XCT       0.091       0.086         0.035       0.035       4,217     3,163    37,952

                                 SCHEDULE 2.1(C)
                      EXPENSED ASSETS (COMMERCIAL PRODUCTS)


       ITEM             FAMILY      APPROX QTY                              DESCRIPTION                    LOCATION     CONTACT
-----------------------------------------------------------------------------------------------------------------------------------
1X Master Masks*        CD4000          125      Complete sets of 5" masks, for use on Canon               Palm Bay     Don Koch
                                                 proximity aligner and 4" wafers.

500X Mylar Plot*        CD4000           30      Physical Layout Plots on a portion of the                 Palm Bay     Don Koch
                                                 CD4000 Family

Full set of masks*      CD4000         1100      Proximity masks for producing 4" wafers                   Findlay      Dick Hachey

                        HC/HCT         1200      Projection masks for producing 4" wafers                  Findlay      Dick Hachey

                                        394      Projection masks for producing 5" wafers                  Findlay      Dick Hachey

                        AC/ACT          454      Projection masks for producing 4" wafers                  Findlay      Dick Hachey

                                        115      Projection masks for producing 5" wafers                  Findlay      Dick Hachey

                                        178      Stepper reticles                                          Findlay      Dick Hachey

                        FCT             150      Projection masks for producing 4" wafers                  Findlay      Dick Hachey

Burn-in Boards          CD4000          840      Static Burn-in Boards that are dedicated to Logic.        KL           Dick Hachey
                        HC/HCT                   CD4000, HC/HCT and AC/ACT all share the same boards.
                        AC/ACT

                                 SCHEDULE 2.1(E)

                          TESTING HARDWARE AND SOFTWARE


ITEM                                   FAMILY     APPROX QTY                                DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Device software test programs          CD4000         350      2 test programs for each mask commercial type (Teradyne J325 and
  (electronic copy)                                            Teradyne J283) and 1 hi-rel program for each type (Teradyne J283)
                                       HC/HC          250      2 test  programs for each type covers commercial and hi-rel on
                                       T                       Teradyne J325, Sentry and Trillium testers
                                       AC/AC          100      3 test programs for each type covers commercial and hi-rel on the
                                       T                       Trillium, Teradyne J325 and Tektronix testers
                                       FCT             50      2 test programs for each type covers commercial and hi-rel on the
                                                               Teradyne J325 and Trillium testers
Device probe cards and                 CD4000         200      Probe cards used at the probe operation, minimum of 1 per type, most
  associated documentation                                     have 2 cards.
                                       HC/HC          125      Probe cards used at the probe operation, minimum of 1 per type, most
                                       T                       have 2 cards.
                                       AC/AC          100      Probe cards used at the probe operation, minimum of  per type, most
                                       T                       have 2 cards.
                                       FCT            30       Probe cards used at the probe operation, minimum of 1 per type, most have 2 cards.

Device test fixtures and               CD4000         150      Test hardware used at probe and final test operations, unique to
  associated documentation                                     each test platform with documentation
                                       HC/HC          270      Test hardware used at probe and final test operations, unique to
                                       T                       each test platform with documentation
                                       AC/AC          100      Test hardware used at probe and final test operations, unique to
                                       T                       each test platform with documentation





ITEM                                    LOCATION       CONTRACT
-----------------------------------------------------------------
Device software test programs              KL         Dick Hachey
  (electronic copy)
                                           KL         Dick Hachey

                                           KL         Dick Hachey

                                           KL         Dick Hachey

Device probe cards and  CD4000             KL         Dick Hachey
  associated documentation
                                           KL         Dick Hachey

                                         FINDLAY      Dick Hachey

                                         FINDLAY      Dick Hachey


Device test fixtures and                   KL         Dick Hachey
  associated documentation
                                           KL         Dick Hachey

                                           KL         Dick Hachey



ITEM                                   FAMILY     APPROX QTY                                DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
                                       FCT              50       Test hardware used at probe and final test operations, unique to each test platform with documentation

Sample probe software                  CD4000            1       Sample probe program on Keithly tester to monitor fab parameters
  test programs                        HC/HCT            1       Sample probe program on Keithly tester to monitor fab parameters
                                         T
                                       AC/AC             1       Sample probe program on Keithly tester to monitor fab parameters
                                         T
                                       FCT               1       Sample probe program on Keithly tester to monitor fab parameters

Sample probe cards and  CD4000                           3       Hardware used in conjunction with the sample probe program on
  associated documentation                                       Keithly tester to monitor fab parameters

                                       HC/HC             3       Hardware used in conjunction with the sample probe program on
                                         T                       Keithly tester to monitor fab parameters
                                       AC/AC             3       Hardware used in conjunction with the sample probe program on
                                         T                       Keithly tester to monitor fab parameters
                                       FCT               3       Hardware used in conjunction with the sample probe program on
                                                                 Keithly tester to monitor fab parameters












ITEM                                    LOCATION       CONTRACT
-----------------------------------------------------------------
                                         KL         Dick Hachey


Sample probe software                  Findlay      Dick Hachey
  test programs                        Findlay      Dick Hachey

                                       Findlay      Dick Hachey

                                       Findlay      Dick Hachey

Sample probe cards and  CD4000         Findlay      Dick Hachey
  associated documentation

                                       Findlay      Dick Hachey

                                       Findlay      Dick Hachey

                                       Findlay      Dick Hachey



                                 SCHEDULE 2.1(F)

                                PRODUCT SOFTWARE

           ITEM                 FAMILY     APPROX QTY                      DESCRIPTION                       LOCATION     CONTACT
----------------------------------------------------------------------------------------------------------------------------------
 Mask generation databases      CD4000         15       Files in either MEBES stream format or GDSII         Palm Bay     Don Koch
                                                        format (incomplete set)

                                HC/HCT         120      GDSII Databases (all levels) and associated mask     Plam Bay     Don Koch
                                                        fab documents

                                AC/ACT         65       GDSII Databases (all levels) and associated mask     Palm Bay     Don Koch
                                                        fab documents

                                 FCT           35       GDSII Databases (all levels) and associated mask     Plam Bay     Don Koch
                                                        fab documents


                                 SCHEDULE 2.1(G)

                                 TECHNICAL DATA

ITEM                                 FAMILY        APPROX QTY                              DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------------
DESIGN
Product Datasheets                   CD4000            120      Published datasheets that provides a circuit description,
                                                                screening and performance specifications for each device family.
                                     HC/HCT            105      Published datasheets that provides a circuit description,
                                                                screening and performance specifications for each device family.
                                     AC/ACT            40       Published datasheets that provides a circuit description,
                                                                screening and performance specifications for each device family.
                                     FCT               16       Published datasheets that provides a circuit description,
                                                                screening and performance specifications for each device family.
Die Size                                                        A list by mask of the physical die size.

Circuit documentation                                           Any and all available documentation in support of the design of the circuits and circuits families.
Characterization data                                           All available data from the characterization of the products.
ESD data                                                4       Representative ESD data for MM, CDM, HBM models for each
                                                                Technology

FAB
Yield Data for Fab                                      4       Fab yield data for calendar year 1997 and 1998 by technology.
  by technology











ITEM                                 LOCATION        CONTACT
--------------------------------------------------------------
DESIGN
Product Datasheets                   Findlay       Dick Hachey

                                     Findlay       Dick Hachey

                                     Findlay       Dick Hachey

                                     Findlay       Dick Hachey

Die Size                             Findlay       Dick Hachey

Circuit documentation                Findlay       Dick Hachey

Characterization data                Findlay       Dick Hachey
ESD data                             Findlay       Dick Hachey


FAB
Yield Data for Fab                   Findlay       Dick Hachey
  by technology



ITEM                                 FAMILY        APPROX QTY                              DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------------
DESIGN
Process qualification data                             4       Package reliability data performed on a scheduled basis for each
  (Matrix Monitor Data)                                                   technology
Fabrication processes                                  5       Fab processes for CD4000 Commercial and Hi-Rel, HC/HCT, AC/ACT and FCT processes
Process flow data                                      5       Workstream factory control system flow for the above 5 processes
Diffusions recipe                   CD4000            11       The furnace recipes for all diffusion operations for each process
                                    HC/HCT            14       The furnace recipes for all diffusion operations for each process
                                    AC/ACT            14       The furnace recipes for all diffusion operations for each process
                                    FCT               14       The furnace recipes for all diffusion operations for each process
Implant schedules                   CD4000             2       The implant schedule for all diffusion implants used on each process
                                    HC/HCT             5       The implant schedule for all diffusion implants used on each process
                                    AC/ACT             8       The implant schedule for all implants used on each process
                                    FCT                8       The implant schedule for all implants used on each process
Substrate specifications            CD4000             2       The substrate specification used on CD4000; one for Commercial and one for Hi-rel process
                                    HC/HCT             2       The substrate specification used on HC/HCT; one bulk and one epi substrate based on part types
                                    AC/ACT             1       The substrate specification for AC/ACT; same for all types
                                    FCT                1       The substrate specification for FCT; same for all types






ITEM                                 LOCATION        CONTACT
--------------------------------------------------------------
DESIGN
Process qualification data         Findlay       Dick Hachey
  (Matrix Monitor Data)
Fabrication processes              Findlay       Dick Hachey

Process flow data                  Findlay       Dick Hachey
Diffusions recipe                  Findlay       Dick Hachey
                                   Findlay       Dick Hachey
                                   Findlay       Dick Hachey
                                   Findlay       Dick Hachey
Implant schedules                  Findlay       Dick Hachey

                                   Findlay       Dick Hachey

                                   Findlay       Dick Hachey
                                   Findlay       Dick Hachey
Substrate specifications           Findlay       Dick Hachey

                                   Findlay       Dick Hachey

                                   Findlay       Dick Hachey
                                   Findlay       Dick Hachey



ITEM                                        FAMILY     APPROX QTY                              DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
DESIGN
Sample Probe Test Specifications                          4       Internal document for each process that describes the conditions
  (internal document)                                             and specifications performed during sample probe test.
Fabrication equipment models                                      For each process provide a detailed list of equipment used including vendor and model number
Process parameter limits by                                       Performance nodes is the data taken at each mask level to
  Technology (Fab in-line data)                                   monitor the fab process
Process history data by Technology                                Historical data on the Performance nodes
Process recipe modifications by device                    0       All devices run under the standard flow
Sample probe criticized parameter data                    3       The sample probe data for the criticized parameters for each technology. Each parameter will have the Mean, Std Deviation,
                                                                  Median number of datapoints, Min, Max, Sanity limits and
                                                                  Specification limits.

TEST
Test Flows for Probe and Final Test         CD4000       130      Each test flow shows the route the product follows during a given test operation.  Test flow by tester for circuit probe;
                                                                  Test flow by type at final test.
                                            HC/HCT       125      Each test flow shows the route the product follows during a given test operation.  Test flow by tester for each circuit probe; Test flow by type at final test.
                                            AC/ACT       50       Each test flow shows the route the product follows during a given test operation.  Test flow by tester for circuit probe;
                                                                  Test flow by type at final test.
                                            FCT          25       Each test flow shows the route the product follow during a given test operation.  Test flow by tester for circuit probe; Test flow by type at final test.





ITEM                                      LOCATION        CONTACT
---------------------------------------------------------------------
DESIGN
Sample Probe Test Specifications               KL         Dick Hachey
  (internal document)
Fabrication equipment models                Findlay       Dick Hachey

Process parameter limits by                 Findlay       Dick Hachey
  Technology (Fab in-line data)
Process history data by Technology          Findlay       Dick Hachey
Process recipe modifications by device      Findlay       Dick Hachey
Sample probe criticized parameter data




TEST
Test Flows for Probe and Final Test      Findlay and KL   Dick Hachey


                                            Findlay       Dick Hachey


                                            Findlay       Dick Hachey


                                            Findlay       Dick Hachey





ITEM                                 FAMILY         APPROX QTY                              DESCRIPTION
--------------------------------------------------------------------------------------------------------------------------------
DESIGN
Test Specifications                                            Each test flow shows the route the product follows during a given
  (internal document)                                          test operation.  Test flow by tester for circuit probe; Test flow by type at final test.
                                     CD4000           125      Test documents that provide limits and conditions for the test programs
                                     HC/HCT           125      Test documents that provide limits and conditions for the test programs
                                     AC/ACT           100      Test documents that provide limits and conditions for the test programs.
                                     FCT               25      Test documents that provide limits and conditions for the test programs
Yield Data for Probe and Final                                 Yield data for CY 1998 by type for probe and final test
  test by type                       CD4000            75      Units that are known good devices to be used for test correlation
Electrical test                                                and debug.
  validation units (Sample)          HC/HCT           200      Units that are known good devices to be used for test correlation and debug.
                                     AC/ACT            60      Units that are known good devices to be used for test correlation and debug.
                                     FCT               10      Units that are know good devices to be used for test correlation and debug.
Electrical test validation           CD4000           100      Wafers that have known good and bad die to be used for test
  wafers (Sample)                                              correlation and debug
                                     HC/HCT           100      Wafers that have known good and bad die to be used for test correlation and debug.
                                     AC/ACT           100      Wafers that have known good and bad die to be used for test correlation and debug.
                                     FCT               15      Wafers that have known good and bad die to be used for test correlation and debug.










ITEM                                   LOCATION        CONTACT
---------------------------------------------------------------
DESIGN
Test Specifications                     KL         Dick Hachey
  (internal document)

                                        KL         Dick Hachey

                                        KL         Dick Hachey

                                        KL         Dick Hachey

                                        KL         Dick Hachey

Yield Data for Probe and Final          KL         Dick Hachey
  test by type Electrical test          KL         Dick Hachey
  validation units (Sample)
                                     Findlay       Dick Hachey

                                     Findlay       Dick Hachey
                                     Findlay       Dick Hachey

Electrical test validation           Findlay       Dick Hachey
  wafers (Sample)
                                     Findlay       Dick Hachey

                                     Findlay       Dick Hachey

                                     Findlay       Dick Hachey




ITEM                                     FAMILY         APPROX QTY                              DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------
DESIGN
ASSEMBLY
Assembly flow by package type                                      Assembly flow per package, including Cerdip, Flatpak, Pdip,
                                                                   Sidebrazed, SOIC and SSOP packages
Assembly Diagrams by device              CD4000           360      The assembly diagram provides a visual guide to mounting
                                                                   orientation and bond wire routing per device type per package type.
                                         HC/HCT           750      The assembly diagram provides a visual guide to mounting
                                                                   orientation and bond wire routing per device type per package type.
                                         AC/ACT           300      The assembly diagram provides a visual guide to mounting
                                                                   orientation and bond wire routing per device type per package type.
                                         FCT               50      The assembly diagram provides a visual guide to mounting
                                                                   orientation and bond wire routing per device type per package type.
Materials list of packages                                 22      A piece parts list of all the material needed for all packages
Assembly qualification data                               All      All available data used for the qualification of the assembly process for CY'98 to date.
QCI flows and qualification data                          All      All available QCI data used for the qualification of production manufacturing for CY'98 to date.

CUSTOMER ISSUES
Outstanding specification waivers                         All      Listing by customer and part of all specification waivers
Outstanding product change notices                        All      Listing by product of all the change notices
Special customer requirements                             All      Listing by part of deviations required by customer





















ITEM                                   LOCATION        CONTACT
----------------------------------------------------------------
DESIGN

ASSEMBLY
Assembly flow by package type             KL         Dick Hachey

Assembly Diagrams by device               KL         Dick Hachey


                                          KL         Dick Hachey


                                          KL         Dick Hachey


                                          KL         Dick Hachey


Materials list of packages                KL         Dick Hachey
Assembly qualification data               KL         Dick Hachey

QCI flows and qualification data          KL         Dick Hachey


CUSTOMER ISSUES
Outstanding specification waivers      Findlay       Dick Hanchey
Outstanding product change notices     Findlay       Dick Hachey
Special customer requirements          Findlay       Dick Hachey


                                 SCHEDULE 3.1(b)
                  SPECIFIED DISTRIBUTORS (COMMERCIAL PRODUCTS)
                                    6-Oct-98

                                                NORTH AMERICAN AUTHORIZED DISTRIBUTORS

                 COMPANY NAME AND CORPORATE ADDRESS                                      TELEPHONE                     FAX
                 ----------------------------------                                      ---------                     ---
Arrow Electronics, 25 Hub Drive, Melville, NY  11747                                    516-391-1300
Future Electronics, 237 Hymus Blvd., Pointe Claire, Quebec, Canada, H9R 5C7             514-694-7710              514-695-3707
Hamilton Hallmark, Avnet OMG, 9800 La Cienega Blvd., Inglewood, CA  90301-4417          310-665-2600 (C)          602-736-7979 (C)
Newark Electronics, 4801 N. Ravenswood, Chicago, IL  60640                              773-784-5100              773-275-9596
Wyle Electronics, 15370 Barranca Parkway, Irvine, CA  92618                             714-753-9953              800-283-9953

DISTRIBUTOR OF OBSOLETE PRODUCTS
Rochester Electronics, 10 Malcolm Hoyt Dr., Newburyport, MA  01950                      978-462-9332              978-462-9512

DIE DISTRIBUTORS
Minco, 1805 Rutherford Lane, Austin, TX  78754                                          512-834-2022              512-837-6285
Chip Supply, 7725 N. Orange Blossom Trail, Orlando, FL  32810-2696                      407-296-5603              407-290-00164
Elmo Semiconductor, 7590 North Glenoaks Blvd., Burbank, CA  91504-1052                  818-768-7400


                 COMPANY NAME AND CORPORATE ADDRESS                                      TELEPHONE                     FAX
                 ----------------------------------                                      ---------                     ---

AUSTRIA
Avnet EMG, Waidhausenstrasse 19, A-1140 Vienna                                          43 1 911 28 47            43 1 911 38 53
EBV Elektronik, Diefenbachgasse 35/1, A-1150 Vienna                                     43 1 891 52               43 1 89 1 52 30
Spoerle Electronic, Heilingenstadterasse 50-52, A - 1190 Vienna                         43 1 891 52               43 1 369 22 73


BELGIUM
EBV Elektronik, Excelsorlaan 35B, B - 1930 Zaventem                                     32 2 725 46 60            32 2 720 81 52
Spoerle Electronic, Keibert II, Minervastraat, 14/B2, B - 1930 Zaventem                 32 2 725 46 60            32 2 725 45 11

DENMARK
Arrow Denmark, Smedeholm 13A, DK - 2730 Herlev                                          45 4450 8200              45 4450 8210
Avnet Nortec, Transformervej, 17, DK - 2730 Herlev                                      45 4488 0800              45 4488 0888
EBV Electronik, Gladsaxevej 370, DK - 2860 Soborg                                       45 39 69 05 11            45 39 69 05 04


                                     Page 1

                 COMPANY NAME AND CORPORATE ADDRESS                                      TELEPHONE                     FAX
                 ----------------------------------                                      ---------                     ---

EASTERN COUNTRIES
EBV Electronik, V Holesovickach 29, CZ - 180 00 Praha 8 Czechoslovakia                  42 2 900 22 101           42 2 688 59 16
Avnet EMG, UI. Fort Wola 22, pok 15 p. IX, PL - 00961 Warszawa, Poland                  48 22 63 44 736           48 22 63 44 738
Avnet EMG, E2000 Sertron S.R.O. Slevacska 744/1 Hloubetin,
    CZ-19400 Praha 9 Czech                                                              42 2 86 11 42             42 2 81 851 442
EBV Elektronik UI. Odrzanaka 24-29/11, PL-50114 Woclaw, Poland                          48 71 34 229 44           48 71 34 299 10
EBV Elektronik, Dunajska c.22, SI - 1511 Ljubljana, Slovenia                            386 61 133 02 16          386 61 133 04 57
EBV Elektronik, Dmitrowskoje Chaussee 9b, RUS-127434 Moscow, Russia                     7 95 9763510              7 95 9764808
EBV Elektronik, Ryensvingen 3B, P.O. Box 101, Manglerud, N-0680 Oslo                    47 22 67 17 80            47 22 67 17 89

FINLAND
Arrow Finland, Tyopajankatu 5, Box 25, SF-00521 Helsinki                                358 9 476 660             358 9 476 663 29
Avnet Nortec, Italahdenkatu, 18A, FIN-00210 Helsinki                                    358 9 61 31 81            358 9 69 22 32 6
EBV Elektronik, Pihatorma 1A, FIN-02240, Espoo                                          358 9 855 7730            359 9 855 0450

FRANCE
Arrow Electronique, 73-79 Rue des Solets, Silic 585, F-94663 Rungis Cedex               33 1 49 78 49 78          33 1 49 78 06 99
Avnet EMG, 79, Rue Pierre Semard, P.B.90, F-92322 Chatillon Sous Bagneux                33 1 49 65 27 00          33 1 49 65 25 39
EBV Elektronik, 3, rue de la Renaissance, 92184 Antony cedex                            33 1 49 96 30 00          33 1 40 96 30 30
Sonepar, Z.I. des Glaises, 6/8 Rue Ambroise Croizat, F-91127 Palaiseau                  33 1 64 47 29 29          33 1 64 47 00 84

GERMANY
Avnet EMG, Stahlgruberring, 12, D-81829 Munchen                                         49 89 4511001             49 89 45110129
EBV Elektronik, Ammerthalstrasse 28, D-85551 Kirchheim-Heimstetten                      49 89 99 11 40            49 89 99 11 44 22
Spoerle Electronic, Max-Planck Strasse 1-3, D-63303 Dreiech-bei-Frankfurt               49 6103 304-8             49 6103 3044 55

GREECE
EBV Elektronik, Anaxagora Street 1, GR-1778 Travros (Athens)                            30 1 34 14 300            30 1 34 14 304

ITALY
Avnet EMG, Centro Direzionale, Via Novara, 570, I-20153 Milano                          39 2 38 19 02             39 2 38 00 29 88
EBV Elektronik, VIA C. Frova, 34, I-20091 Cinisello Balsamo                             39 2 660 96 290           39 2 660 170 20
Silverstar CELDIS, Viale Fulvio Testi 280, I-20126 Milano                               39 2 661 251              29 2 661 013 59

NETHERLANDS
EBV Elektronik, Planetenbaan, 116, NL - 3606 AK, Maarssenbroek                          31 346 58 30 10           31 346 58 30 25
Spoerle Electronic, Coltbaan 17, NL-3439 NG, Nieuwegein (Utrecht)                       31 30 609 1234            31 30 603 5924
Spoerle Electronic, Postbus 7139, De Run 1120, NL - 5605 JC Eindhoven                   31 40 230 99 99           31 40 253 5540


                                     Page 2

                 COMPANY NAME AND CORPORATE ADDRESS                                      TELEPHONE                     FAX
                 ----------------------------------                                      ---------                     ---
PORTUGAL
Amitron-Arrow, Quinta Grande, Lote 20, Alfragide, P-2700 Amadora                        351 1 471 48 06           351 1 471 08 02

SOUTH AFRICA
Arrow Altech, 10, Skietlood Street, Isando, Ext. 3, 1600, PO Box 69, Isando,
    1600, Transvaal                                                                     27 11 391 3804/19         27 11 974 9683
Avnet Kopp, 31 Commerce Crescent, Kramerville, SA-2148 Sandton, SA-2128 Rivonia         27 11 444 23 33           27 11 444 17 06

SPAIN
Amitron-Arrow, Albasanz, 75, SP-28037 Madrid                                            34 91 304 30 40           34 91 327 24 72
EBV Elektronik, Centro Empresarial Euronova, Ronda de Poniente, 4 Ala Derecha,
    1A Planta, Officina A, SP-28760 Tres Cantos, Madrid                                 4 91 8 04 32 56           34 91 8 04 41 03

SWEDEN
Arrow, Isafjordsgatan 7, Box 67, S-164 94 Kista                                         46 8 562 655 00           46 8 562 655 50
Avnet Nortec, Englundavagen 7, PO Box 1830, S-171 27 Solna                              46 8 629 1400             46 8 627 0280
EBV Elektronik, Derbyvagen 20, S-21235 Malmo                                            46 40 59 21 00            46 40 59 21 01

TURKEY
EBV Elektronik, Bayar Cad. Gulbahar Sok No. 17, Perdemsac Plaza,
    D:91-93 Kozyatagi, TK - 81090 Istanbul                                              90 216 463 1352/3         90 216 463 1355
Empa, Besyol Londra Asfalti, TK - 34630 Sefakoy/Istanbul                                90 212 599 3050           90 212 599 3059

UNITED KINGDOM
EBV Elektronik, Ballymount Trading Estates, Balymount Rd. Walkinstown, Dublin 12        353 1 456 4 034           353 1 456 4 035
Arrow Jermyn, St. Martins Business Centre, Cambridge Rd., Bedford MK41 OLF              44 1234 270027            44 1234 214674
Avnet-Access, Avnet House, Rutherford Close, Meadway Stevenage, Herts SG1 2EF           44 1438 788 300           44 1438 788 230
EBV Elektronik, 7 Frascati Way, Maidenhead, Berkshire SL6 4UY                           44 1628 783 688           44 1628 783 811


                                                   ASIAN PACIFIC AUTHORIZED DISTRIBUTORS

                 COMPANY NAME AND CORPORATE ADDRESS                                      TELEPHONE                     FAX
                 ----------------------------------                                      ---------                     ---

AUSTRALIA
Avnet VSI Electronics Pty Ltd., Unit C 608 Lyon Park Rd., North Ryde NSW 2113           612 9 878 1299            612 9 878 1266

                                     Page 3

                                  SCHEDULE 4.3

                            PRODUCT INVENTORY PRICING

FINISHED GOODS INVENTORY

Finished goods inventory for each Commercial Logic Product will be valued in the following manner:


                 MONTHS                           COMMERCIAL TRANSFER PRICE
                 ------                           -------------------------
                 0-3 94% times ASP
                 4-6                              80% times ASP
                 7-12                             50% times ASP
                 13-24                            25% times ASP
                 >24                              No Charge


Sellers will transfer at no charge to Purchaser all commercial inventory in stock at the time of closing for which there were no sales by Sellers during FY98.

The aggregate value assigned to the finished goods inventory pursuant to the foregoing provisions shall be reduced by the sum of (i) an amount equal to three percent (3%) of all Products held in inventory by the Specified Distributors at the time of Closing plus (ii) $673,000.

As used above, (a) "Months" means average months of Sellers' FY98 unit sales;
(b) "ASP means Sellers' FY98 Average Selling Price; and (c) "FY98" means the fiscal year ending July 3, 1998.

DIE INVENTORY

Each category of die inventory will be valued at the lower of the Standard Cost Calculation or the ASP Calculation, as set forth below.

     MONTHS              STANDARD COST CALCULATION              ASP CALCULATION
     ------              -------------------------              ---------------
     0-6                 100% times Standard Cost               66% times ASP
     7-12                70% times Standard Cost                50% times ASP
     12-30               30% times Standard Cost                25% times ASP
     >30                 No Charge                              No Charge

As used above, (a) "Months" means average months of Sellers' FY98 unit sales for the packaged Product using such die inventory; (b) "APS" means Seller's FY98 Average Selling Price for the packaged Products using such die inventory; (c) "Standard Cost" means Sellers' FY99 standard cost for such die inventory; (d) "FY98" means the fiscal year ending July 3, 1998; and (e) "FY99" means the fiscal year beginning July 4, 1998.

                                  SCHEDULE 6.5

                        FINANCIAL DATA "GAAP" EXCEPTIONS

Historical financial data used in this transaction was prepared in accordance with generally accepted accounting principles (GAAP) except for the data regarding the following matters:

     (i)   A constant exchange rate for Malaysia was used in all periods.

     (ii) Corporate Headquarters or Sector charges pertaining to Management Information Systems and other similar charges for systems used throughout the business were not reflected in the historical financial data.

     (iii) Normal year-end adjustments to financial results, which were immaterial when viewed in the aggregate, were not reflected in the historical financial data.

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
ACT            CD54AC04W                    11       ACT           CD74AC280M96S2463               11
ACT            CD54AC08W                    11       ACT           CD74AC32E                       11
ACT            CD54AC240W                   11       ACT           CD74AC32M                       11
ACT            CD54ACT00W                   11       ACT           CD74AC32M96                     11
ACT            CD74AC00E                    11       ACT           CD74AC373E                      11
ACT            CD74AC00M                    11       ACT           CD74AC373M                      11
ACT            CD74AC00M96                  11       ACT           CD74AC373M96                    11
ACT            CD74AC00M96S2497             11       ACT           CD74AC373M96S2497               11
ACT            CD74AC04E                    11       ACT           CD74AC541E                      11
ACT            CD74AC04M                    11       ACT           CD74AC541M                      11
ACT            CD74AC04M96                  11       ACT           CD74AC541M96                    11
ACT            CD74AC05E                    11       ACT           CD74AC573E                      11
ACT            CD74AC05M                    11       ACT           CD74AC573M                      11
ACT            CD74AC05M96                  11       ACT           CD74AC573M96                    11
ACT            CD74AC08E                    11       ACT           CD74AC574E                      11
ACT            CD74AC08M                    11       ACT           CD74AC574M                      11
ACT            CD74AC08M96                  11       ACT           CD74AC574M96                    11
ACT            CD74AC138E                   11       ACT           CD74AC646M                      11
ACT            CD74AC138M                   11       ACT           CD74AC646M96                    11
ACT            CD74AC138M96                 11       ACT           CD74AC74E                       11
ACT            CD74AC138M96S2463            11       ACT           CD74AC74M                       11
ACT            CD74AC14E                    11       ACT           CD74AC74M96                     11
ACT            CD74AC14M                    11       ACT           CD74AC86E                       11
ACT            CD74AC14M96                  11       ACT           CD74AC86M                       11
ACT            CD74AC161E                   11       ACT           CD74AC86M96                     11
ACT            CD74AC161M                   11       ACT           CD74ACT00E                      11
ACT            CD74AC161M96                 11       ACT           CD74ACT00M                      11
ACT            CD74AC161M96S2463            11       ACT           CD74ACT00M96                    11
ACT            CD74AC164E                   11       ACT           CD74ACT00M96S2378               11
ACT            CD74AC164M                   11       ACT           CD74ACT02E                      11
ACT            CD74AC164M96                 11       ACT           CD74ACT02M                      11
ACT            CD74AC174M96                 11       ACT           CD74ACT02M96                    11
ACT            CD74AC175M96                 11       ACT           CD74ACT04E                      11
ACT            CD74AC244E                   11       ACT           CD74ACT04M                      11
ACT            CD74AC244M                   11       ACT           CD74ACT04M96                    11
ACT            CD74AC244M96                 11       ACT           CD74ACT04M96S2546               11
ACT            CD74AC245E                   11       ACT           CD74ACT05E                      11
ACT            CD74AC245M                   11       ACT           CD74ACT05M                      11
ACT            CD74AC245M96                 11       ACT           CD74ACT05M96                    11
ACT            CD74AC245MS2074              11       ACT           CD74ACT05M96S2074               11
ACT            CD74AC253M96                 11       ACT           CD74ACT05MS2075                 11
ACT            CD74AC253M96S2463            11       ACT           CD74ACT05MS2298                 11
ACT            CD74AC253M96S2497            11       ACT           CD74ACT08E                      11
ACT            CD74AC257M                   11       ACT           CD74ACT08M                      11
ACT            CD74AC257M96                 11       ACT           CD74ACT08M96                    11
ACT            CD74AC257M96S2463            11       ACT           CD74ACT08M96S2497               11
ACT            CD74AC273E                   11       ACT           CD74ACT138E                     11
ACT            CD74AC273M                   11       ACT           CD74ACT138M                     11
ACT            CD74AC273M96                 11       ACT           CD74ACT138M96                   11



                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
ACT            CD74AC280M                   11       ACT           CD74ACT14E                      11
ACT            CD74AC280M96                 11       ACT           CD74ACT14M                      11
ACT            CD74ACT14M96                 11       ACT           CD74ACT541M96                   11
ACT            CD74ACT14M96S2478            11       ACT           CD74ACT573E                     11
ACT            CD74ACT157E                  11       ACT           CD74ACT573M                     11
ACT            CD74ACT157M                  11       ACT           CD74ACT573M96                   11
ACT            CD74ACT157M96                11       ACT           CD74ACT573M96S2497              11
ACT            CD74ACT164E                  11       ACT           CD74ACT574E                     11
ACT            CD74ACT164M                  11       ACT           CD74ACT574M                     11
ACT            CD74ACT164M96                11       ACT           CD74ACT574M96                   11
ACT            CD74ACT174E                  11       ACT           CD74ACT574M96S2497              11
ACT            CD74ACT174M                  11       ACT           CD74ACT646EN                    11
ACT            CD74ACT174M96                11       ACT           CD74ACT646M                     11
ACT            CD74ACT175E                  11       ACT           CD74ACT646M96                   11
ACT            CD74ACT175M                  11       ACT           CD74ACT652EN                    11
ACT            CD74ACT175M96                11       ACT           CD74ACT652M                     11
ACT            CD74ACT175M96S2463           11       ACT           CD74ACT652M96                   11
ACT            CD74ACT175M96S2497           11       ACT           CD74ACT652MS2298                11
ACT            CD74ACT240E                  11       ACT           CD74ACT74E                      11
ACT            CD74ACT240M                  11       ACT           CD74ACT74M                      11
ACT            CD74ACT240M96                11       ACT           CD74ACT74M96                    11
ACT            CD74ACT244E                  11       ACT           CD74ACT86E                      11
ACT            CD74ACT244M                  11       ACT           CD74ACT86M                      11
ACT            CD74ACT244M96                11       ACT           CD74ACT86M96                    11
ACT            CD74ACT245E                  11       ACT           99591                           12
ACT            CD74ACT245M                  11       ACT           CD54ACD0W                       12
ACT            CD74ACT245M96                11       ACT           CD54AC241W                      12
ACT            CD74ACT245MS2074             11       ACT           CD54AC273W                      12
ACT            CD74ACT257E                  11       ACT           CD54AC86W                       12
ACT            CD74ACT257M                  11       ACT           CD54ACT04W                      12
ACT            CD74ACT257M96                11       ACT           CD54ACT244W                     12
ACT            CD74ACT273E                  11       ACT           CD54ACT245W                     12
ACT            CD74ACT273M                  11       ACT           CD54ACT74W                      12
ACT            CD74ACT273M96                11       ACT           CD54ACT86W                      12
ACT            CD74ACT273M96S2497           11       ACT           CD74ACD0M96S2357                12
ACT            CD74ACT280E                  11       ACT           CD74ACD0M96S2463                12
ACT            CD74ACT280M                  11       ACT           CD74ACD0MS2463                  12
ACT            CD74ACT280M96                11       ACT           CD74ACD2E                       12
ACT            CD74ACT297M                  11       ACT           CD74ACD2ES2463                  12
ACT            CD74ACT32E                   11       ACT           CD74ACD2M                       12
ACT            CD74ACT32M                   11       ACT           CD74ACD2M96                     12
ACT            CD74ACT32M96                 11       ACT           CD74ACD2M96S2463                12
ACT            CD74ACT373E                  11       ACT           CD74ACD2M96S5001                12
ACT            CD74ACT373M                  11       ACT           CD74ACD4ES2463                  12
ACT            CD74ACT373M96                11       ACT           CD74ACD4M96S2227                12
ACT            CD74ACT373M96S2463           11       ACT           CD74ACD4M96S2357                12
ACT            CD74ACT374E                  11       ACT           CD74ACD4M96S2463                12
ACT            CD74ACT374M                  11       ACT           CD74ACD4M96S5001                12
ACT            CD74ACT374M96                11       ACT           CD74ACD8ES2463                  12



                                       2

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
ACT            CD74ACT374M96S2463           11       ACT           CD74ACD8M96S2357                12
ACT            CD74ACT374M96S2497           11       ACT           CD74ACD8M96S2463                12
ACT            CD74ACT541E                  11       ACT           CD74ACD8M96S5001                12
ACT            CD74ACT541M                  11       ACT           CD74ACD8MS2463                  12
ACT            CD74AC109E                   12       ACT           CD74AC244ES2497                 12
ACT            CD74AC109M96                 12       ACT           CD74AC244M96S2497               12
ACT            CD74AC109M96S2357            12       ACT           CD74AC244SM                     12
ACT            CD74AC109M96S2463            12       ACT           CD74AC244SM96                   12
ACT            CD74AC10E                    12       ACT           CD74AC245M96S2463               12
ACT            CD74AC10M                    12       ACT           CD74AC245SM                     12
ACT            CD74AC10M96                  12       ACT           CD74AC251M                      12
ACT            CD74AC10M96S2357             12       ACT           CD74AC251M96S2463               12
ACT            CD74AC10M96S2463             12       ACT           CD74AC253M                      12
ACT            CD74AC112E                   12       ACT           CD74AC257E                      12
ACT            CD74AC112M96                 12       ACT           CD74AC257M96S2497               12
ACT            CD74AC138MS2463              12       ACT           CD74AC257SM                     12
ACT            CD74AC139E                   12       ACT           CD74AC273SM                     12
ACT            CD74AC139EX                  12       ACT           CD74AC280E                      12
ACT            CD74AC139M96                 12       ACT           CD74AC280MS2074                 12
ACT            CD74AC139M96S2463            12       ACT           CD74AC283E                      12
ACT            CD74AC14M96S2497             12       ACT           CD74AC283M                      12
ACT            CD74AC14M96S5001             12       ACT           CD74AC297MS2075                 12
ACT            CD74AC151E                   12       ACT           CD74AC299M96                    12
ACT            CD74AC151M96                 12       ACT           CD74AC323M                      12
ACT            CD74AC153E                   12       ACT           CD74AC32ES2463                  12
ACT            CD74AC153M96                 12       ACT           CD74AC32M96S2357                12
ACT            CD74AC157E                   12       ACT           CD74AC32M96S2463                12
ACT            CD74AC157M                   12       ACT           CD74AC32M96S2497                12
ACT            CD74AC157M96                 12       ACT           CD74AC32M96S5001                12
ACT            CD74AC158M                   12       ACT           CD74AC373ES2463                 12
ACT            CD74AC158M96S2328            12       ACT           CD74AC374E                      12
ACT            CD74AC163E                   12       ACT           CD74AC374M                      12
ACT            CD74AC163M                   12       ACT           CD74AC374M96                    12
ACT            CD74AC163M96                 12       ACT           CD74AC374M96S2463               12
ACT            CD74AC163M96S2497            12       ACT           CD74AC374M96S2497               12
ACT            CD74AC164M96S2463            12       ACT           CD74AC374MS2075                 12
ACT            CD74AC174M                   12       ACT           CD74AC534M96                    12
ACT            CD74AC174M96S2463            12       ACT           CD74AC540M                      12
ACT            CD74AC175M                   12       ACT           CD74AC541SM                     12
ACT            CD74AC175M96S2463            12       ACT           CD74AC541SM96                   12
ACT            CD74AC175M96S2497            12       ACT           CD74AC563E                      12
ACT            CD74AC175MS2534              12       ACT           CD74AC623E                      12
ACT            CD74AC175MS2536              12       ACT           CD74AC646M96S2463               12
ACT            CD74AC191E                   12       ACT           CD74AC74M96S2497                12
ACT            CD74AC20E                    12       ACT           CD74AC86M96S2357                12
ACT            CD74AC20M                    12       ACT           CD74AC86M96S2463                12
ACT            CD74AC20M96                  12       ACT           CD74AC86M96S2497                12
ACT            CD74AC20M96S2463             12       ACT           CD74ACT00M96S2463               12
ACT            CD74AC238M96                 12       ACT           CD74ACT00M96S2497               12

                                       3

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
ACT            CD74AC240E                   12       ACT           CD74ACT04M96S2463               12
ACT            CD74AC240M                   12       ACT           CD74ACT04M96S2497               12
ACT            CD74AC240M96                 12       ACT           CD74ACT04MS2463                 12
ACT            CD74AC240M96S2497            12       ACT           CD74ACT109E                     12
ACT            CD74AC241EX                  12       ACT           CD74ACT109M                     12
ACT            CD74AC244ES2463              12       ACT           CD74ACT109M96                   12
ACT            CD74ACT10E                   12       ACT           CD74ACT258M                     12
ACT            CD74ACT10M                   12       ACT           CD74ACT258M96                   12
ACT            CD74ACT10M96                 12       ACT           CD74ACT273ES2064                12
ACT            CD74ACT112M                  12       ACT           CD74ACT273M96S2463              12
ACT            CD74ACT112M96                12       ACT           CD74ACT273SM                    12
ACT            CD74ACT139E                  12       ACT           CD74ACT280MS2074                12
ACT            CD74ACT139M                  12       ACT           CD74ACT283E                     12
ACT            CD74ACT139M96                12       ACT           CD74ACT283M                     12
ACT            CD74ACT139M96S2497           12       ACT           CD74ACT299M                     12
ACT            CD74ACT14M96S2463            12       ACT           CD74ACT299M96                   12
ACT            CD74ACT14M96S2497            12       ACT           CD74ACT32M96S2463               12
ACT            CD74ACT14MS2463              12       ACT           CD74ACT32M96S2497               12
ACT            CD74ACT151M96                12       ACT           CD74ACT373MS2463                12
ACT            CD74ACT153E                  12       ACT           CD74ACT374ES2463                12
ACT            CD74ACT153M                  12       ACT           CD74ACT374MS2463                12
ACT            CD74ACT153M96                12       ACT           CD74ACT540E                     12
ACT            CD74ACT157M96S2497           12       ACT           CD74ACT540M                     12
ACT            CD74ACT158M96                12       ACT           CD74ACT540MS2075                12
ACT            CD74ACT161E                  12       ACT           CD74ACT541M96S2497              12
ACT            CD74ACT161M                  12       ACT           CD74ACT541SM                    12
ACT            CD74ACT161M96                12       ACT           CD74ACT573M96S2378              12
ACT            CD74ACT161M96S2463           12       ACT           CD74ACT574MS2075                12
ACT            CD74ACT163E                  12       ACT           CD74ACT623M96                   12
ACT            CD74ACT163M                  12       ACT           CD74ACT646M96S2463              12
ACT            CD74ACT163M96                12       ACT           CD74ACT74M96S2463               12
ACT            CD74ACT164MS2298             12       ACT           CD74ACT74M96S2497               12
ACT            CD74ACT174M96S2497           12       ACT           CD74ACT74MS2463                 12
ACT            CD74ACT191M                  12       ACT           CD54ACT74H                      13
ACT            CD74ACT20E                   12       ACT           CD74A10M96S2463                 13
ACT            CD74ACT20M                   12       ACT           CD74ACD4MS2074                  13
ACT            CD74ACT20M96                 12       ACT           CD74ACD4MS2227                  13
ACT            CD74ACT238E                  12       ACT           CD74ACD8MS2074                  13
ACT            CD74ACT240M96S2497           12       ACT           CD74AC112M                      13
ACT            CD74ACT241E                  12       ACT           CD74AC174E                      13
ACT            CD74ACT241M96S2497           12       ACT           CD74AC191M96                    13
ACT            CD74ACT244ES2497             12       ACT           CD74AC251M96                    13
ACT            CD74ACT244M96S2378           12       ACT           CD74AC283M96                    13
ACT            CD74ACT244M96S2497           12       ACT           CD74AC652M96                    13
ACT            CD74ACT244SM                 12       ACT           CD74AC86MS2074                  13
ACT            CD74ACT244SM96               12       ACT           CD74ACT04ES2064                 13
ACT            CD74ACT245M96S2463           12       ACT           CD74ACT241M96                   13
ACT            CD74ACT245M96S2497           12       ACT           CD74ACT540M96                   13
ACT            CD74ACT245SM                 12       ACT           CD74ACT651M96                   13



                                       4

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
ACT            CD74ACT245SM96               12       ACT           CD74ACT652ENS2064               13
ACT            CD74ACT253E                  12
ACT            CD74ACT253M                  12
ACT            CD74ACT253M96                12
ACT            CD74ACT253M96S2463           12
ACT            CD74ACT253M96S2497           12
ACT            CD74ACT257M96S2463           12
ACT            CD74ACT257SM                 12
CD4000         CD14538BE                    11       CD4000        CD40193BE                       11
CD4000         CD14538BF                    11       CD4000        CD4019BE                        11
CD4000         CD4001BE                     11       CD4000        CD4019BF                        11
CD4000         CD4001BF                     11       CD4000        CD4020BE                        11
CD4000         CD4001BFS2065                11       CD4000        CD4020BF                        11
CD4000         CD4001UBF                    11       CD4000        CD4021BE                        11
CD4000         CD4002BE                     11       CD4000        CD4021BF                        11
CD4000         CD4002BF                     11       CD4000        CD4022BF                        11
CD4000         CD4007UBE                    11       CD4000        CD4023BE                        11
CD4000         CD4007UBF                    11       CD4000        CD4023BF                        11
CD4000         CD4009UBE                    11       CD4000        CD4023BM                        11
CD4000         CD4009UBF                    11       CD4000        CD4023BM96                      11
CD4000         CD40102BE                    11       CD4000        CD4024BE                        11
CD4000         CD40103BE                    11       CD4000        CD4024BF                        11
CD4000         CD40103BF                    11       CD4000        CD4024BM                        11
CD4000         CD40105BF                    11       CD4000        CD4024BM96                      11
CD4000         CD40106BE                    11       CD4000        CD4025BE                        11
CD4000         CD40106BF                    11       CD4000        CD4025BF                        11
CD4000         CD40106BM                    11       CD4000        CD4025BM                        11
CD4000         CD40106BM96                  11       CD4000        CD4025BM96                      11
CD4000         CD40107BE                    11       CD4000        CD4027BE                        11
CD4000         CD40107BF                    11       CD4000        CD4027BF                        11
CD4000         CD40109BE                    11       CD4000        CD4028BE                        11
CD4000         CD40109BF                    11       CD4000        CD4028BF                        11
CD4000         CD4010BF                     11       CD4000        CD4029BE                        11
CD4000         CD40110BE                    11       CD4000        CD4029BF                        11
CD4000         CD40117BE                    11       CD4000        CD4030BE                        11
CD4000         CD4011BE                     11       CD4000        CD4030BF                        11
CD4000         CD4011BF                     11       CD4000        CD4035BF                        11
CD4000         CD4011BM                     11       CD4000        CD4040BE                        11
CD4000         CD4011BM96                   11       CD4000        CD4040BF                        11
CD4000         CD4011UBE                    11       CD4000        CD4041UBF                       11
CD4000         CD4011UBF                    11       CD4000        CD4042BE                        11
CD4000         CD4012BE                     11       CD4000        CD4042BF                        11
CD4000         CD4013BE                     11       CD4000        CD4043BE                        11
CD4000         CD4013BF                     11       CD4000        CD4044BE                        11
CD4000         CD4013BM                     11       CD4000        CD4044BF                        11
CD4000         CD4013BM96                   11       CD4000        CD4046BE                        11
CD4000         CD4013BW                     11       CD4000        CD4046BF                        11
CD4000         CD4014BE                     11       CD4000        CD4047BE                        11
CD4000         CD4015BE                     11       CD4000        CD4047BF                        11



                                       5

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
CD4000         CD4015BF                     11       CD4000        CD4048BE                        11
CD4000         CD4016BE                     11       CD4000        CD4049UBE                       11
CD4000         CD4016BF                     11       CD4000        CD4049UBF                       11
CD4000         CD40174BE                    11       CD4000        CD4050BE                        11
CD4000         CD40174BF                    11       CD4000        CD4050BF                        11
CD4000         CD4017BE                     11       CD4000        CD4051BE                        11
CD4000         CD4017BF                     11       CD4000        CD4051BF                        11
CD4000         CD4018BF                     11       CD4000        CD4051BM                        11
CD4000         CD40192BE                    11       CD4000        CD4051BM96                      11
CD4000         CD40192BF                    11       CD4000        CD4052BE                        11
CD4000         CD4052BF                     11       CD4000        CD4098BF                        11
CD4000         CD4053BE                     11       CD4000        CD4099BE                        11
CD4000         CD4053BF                     11       CD4000        CD4099BF                        11
CD4000         CD4054BE                     11       CD4000        CD4503BE                        11
CD4000         CD4056BE                     11       CD4000        CD4503BF                        11
CD4000         CD4056BF                     11       CD4000        CD4504BE                        11
CD4000         CD4060BE                     11       CD4000        CD4511BE                        11
CD4000         CD4060BF                     11       CD4000        CD4511BF                        11
CD4000         CD4063BE                     11       CD4000        CD4512BE                        11
CD4000         CD4063BF                     11       CD4000        CD4512BF                        11
CD4000         CD4066BE                     11       CD4000        CD4514BE                        11
CD4000         CD4066BF                     11       CD4000        CD4514BF                        11
CD4000         CD4066BM                     11       CD4000        CD4516BE                        11
CD4000         CD4066BM96                   11       CD4000        CD4516BF                        11
CD4000         CD4067BE                     11       CD4000        CD4518BE                        11
CD4000         CD4067BF                     11       CD4000        CD4518BF                        11
CD4000         CD4068BE                     11       CD4000        CD4520BE                        11
CD4000         CD4068BF                     11       CD4000        CD4520BF                        11
CD4000         CD4069UBE                    11       CD4000        CD4521BE                        11
CD4000         CD4069UBM                    11       CD4000        CD4532BE                        11
CD4000         CD4069UBM96                  11       CD4000        CD4536BE                        11
CD4000         CD4070BE                     11       CD4000        CD4541BE                        11
CD4000         CD4070BF                     11       CD4000        CD4541BF                        11
CD4000         CD4071BE                     11       CD4000        CD4543BE                        11
CD4000         CD4071BF                     11       CD4000        CD4555BE                        11
CD4000         CD4072BE                     11       CD4000        CD4556BF                        11
CD4000         CD4072BF                     11       CD4000        CD4585BE                        11
CD4000         CD4073BE                     11       CD4000        18892                           12
CD4000         CD4073BF                     11       CD4000        18893                           12
CD4000         CD4075BE                     11       CD4000        41053                           12
CD4000         CD4075BF                     11       CD4000        93213                           12
CD4000         CD4076BE                     11       CD4000        96505                           12
CD4000         CD4076BF                     11       CD4000        98634                           12
CD4000         CD4077BE                     11       CD4000        99395                           12
CD4000         CD4077BF                     11       CD4000        99397                           12
CD4000         CD4077BM                     11       CD4000        99398                           12
CD4000         CD4078BE                     11       CD4000        99399                           12
CD4000         CD4078BF                     11       CD4000        94046A                          12
CD4000         CD4081BE                     11       CD4000        CD14538BES2515                  12



                                       6

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
CD4000         CD4081BF                     11       CD4000        CD4001BER3589                   12
CD4000         CD4082BE                     11       CD4000        CD4001BES2325                   12
CD4000         CD4085BF                     11       CD4000        CD4001BFS2534                   12
CD4000         CD4093BE                     11       CD4000        CD4001BM                        12
CD4000         CD4093BF                     11       CD4000        CD4001BM96                      12
CD4000         CD4093BH                     11       CD4000        CD4001BW                        12
CD4000         CD4093BM                     11       CD4000        CD4001UBE                       12
CD4000         CD4093BM96                   11       CD4000        CD4001UBM                       12
CD4000         CD4094BE                     11       CD4000        CD4007UBES2355                  12
CD4000         CD4094BF                     11       CD4000        CD4007UBH                       12
CD4000         CD4097BF                     11       CD4000        CD4007UBM                       12
CD4000         CD4098BE                     11       CD4000        CD4007UBW                       12
CD4000         CD40103BW                    12       CD4000        CD4020BES2535                   12
CD4000         CD40105BE                    12       CD4000        CD4020BW                        12
CD4000         CD40105BH                    12       CD4000        CD4021BES2515                   12
CD4000         CD40106BER3592               12       CD4000        CD4021BW                        12
CD4000         CD40106BES2064               12       CD4000        CD4022BE                        12
CD4000         CD40106BES2300               12       CD4000        CD4022BW                        12
CD4000         CD40106BES2463               12       CD4000        CD4023BFS2534                   12
CD4000         CD40106BES2515               12       CD4000        CD4023BW                        12
CD4000         CD40106BES2535               12       CD4000        CD4024BES2535                   12
CD4000         CD40106BES5001               12       CD4000        CD4025BES2064                   12
CD4000         CD40106BEX                   12       CD4000        CD4025BW                        12
CD4000         CD40106BMS5001               12       CD4000        CD4026BE                        12
CD4000         CD40106BW                    12       CD4000        CD4027BER4657                   12
CD4000         CD40109BES2463               12       CD4000        CD4027BES2065                   12
CD4000         CD40109BW                    12       CD4000        CD4027BM                        12
CD4000         CD4010BE                     12       CD4000        CD4027BW                        12
CD4000         CD4011BES2064                12       CD4000        CD4029BW                        12
CD4000         CD4011BES2325                12       CD4000        CD4030BES2535                   12
CD4000         CD4011BES2535                12       CD4000        CD4030BM                        12
CD4000         CD4011BW                     12       CD4000        CD4030BW                        12
CD4000         CD4011UBM                    12       CD4000        CD4031BE                        12
CD4000         CD4012BES2064                12       CD4000        CD4033BE                        12
CD4000         CD4012BES2535                12       CD4000        CD4034BES2491                   12
CD4000         CD4012BM                     12       CD4000        CD4034BW                        12
CD4000         CD4012BM96                   12       CD4000        CD4035BW                        12
CD4000         CD4013BES2064                12       CD4000        CD4040BES2463                   12
CD4000         CD4013BES2325                12       CD4000        CD4040BFS2065                   12
CD4000         CD4013BES2463                12       CD4000        CD4040BW                        12
CD4000         CD4013BES2497                12       CD4000        CD4041UBE                       12
CD4000         CD4013BES2515                12       CD4000        CD4041UBW                       12
CD4000         CD4013BES2534                12       CD4000        CD4042BM                        12
CD4000         CD4013BES2535                12       CD4000        CD4042BW                        12
CD4000         CD4013BES2540                12       CD4000        CD4043BM                        12
CD4000         CD4013BEX                    12       CD4000        CD4044BM                        12
CD4000         CD4013BFS2534                12       CD4000        CD4045BE                        12
CD4000         CD4013BH                     12       CD4000        CD4045BW                        12
CD4000         CD4015BW                     12       CD4000        CD4046BES2064                   12



                                       7

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
CD4000         CD40161BE                    12       CD4000        CD4046BW                        12
CD4000         cd40161BW                    12       CD4000        CD4047BES2065                   12
CD4000         CD4016BM                     12       CD4000        CD4047BES2497                   12
CD4000         CD4016BW                     12       CD4000        CD4047BW                        12
CD4000         CD40174BE116                 12       CD4000        CD4049UBER3817                  12
CD4000         CD40174BW                    12       CD4000        CD4049UBES2064                  12
CD4000         CD40175BE                    12       CD4000        CD4049UBES2065                  12
CD4000         CD4017BES2535                12       CD4000        CD4049UBES2515                  12
CD4000         CD4017BW                     12       CD4000        CD4049UBES2535                  12
CD4000         CD4018BE                     12       CD4000        CD4049UBM                       12
CD4000         CD4018BES2064                12       CD4000        CD4049UBM96                     12
CD4000         CD40192BW                    12       CD4000        CD4049UBW                       12
CD4000         CD40194BE                    12       CD4000        CD4050BES2535                   12
CD4000         CD4019BES2260                12       CD4000        CD4050BM                        12
CD4000         CD4050BW                     12       CD4000        CD4075BM                        12
CD4000         CD4051BER4248                12       CD4000        CD4077BES2515                   12
CD4000         CD4051BER4666                12       CD4000        CD4077BW                        12
CD4000         CD4051BES2325                12       CD4000        CD4078BM                        12
CD4000         CD4051BH                     12       CD4000        CD4078BW                        12
CD4000         CD4051BW                     12       CD4000        CD4081BES2325                   12
CD4000         CD4052BES2065                12       CD4000        CD4081BES2515                   12
CD4000         CD4052BES2515                12       CD4000        CD4081BEX                       12
CD4000         CD4052BES2535                12       CD4000        CD4081BM                        12
CD4000         CD4052BH                     12       CD4000        CD4081BW                        12
CD4000         CD4052BW                     12       CD4000        CD4082BES2064                   12
CD4000         CD4053BES2325                12       CD4000        CD4082BF                        12
CD4000         CD4053BFS2463                12       CD4000        CD4082BW                        12
CD4000         CD4053BFS2534                12       CD4000        CD4085BE                        12
CD4000         CD4053BH                     12       CD4000        CD4086BE                        12
CD4000         CD4053BW                     12       CD4000        CD4089BE                        12
CD4000         CD4054BW                     12       CD4000        CD4093BES2463                   12
CD4000         CD4055BE                     12       CD4000        CD4093BEXS2064                  12
CD4000         CD4059AE                     12       CD4000        CD4093BMS5001                   12
CD4000         CD4059AW                     12       CD4000        CD4093BW                        12
CD4000         CD4060BW                     12       CD4000        CD4094BES2463                   12
CD4000         CD4066BES2272                12       CD4000        CD4094BES2515                   12
CD4000         CD4066BES2325                12       CD4000        CD4094BW                        12
CD4000         CD4066BES2378                12       CD4000        CD4097BE                        12
CD4000         CD4066BES2497                12       CD4000        CD4098BW                        12
CD4000         CD4066BEX                    12       CD4000        CD4099BES2497                   12
CD4000         CD4066BW                     12       CD4000        CD4099BW                        12
CD4000         CD4067BH                     12       CD4000        CD4502BE                        12
CD4000         CD4067BW                     12       CD4000        CD4502BW                        12
CD4000         CD4068BES2325                12       CD4000        CD4503BES2325                   12
CD4000         CD4068BW                     12       CD4000        CD4503BW                        12
CD4000         CD4069UBE35                  12       CD4000        CD4508BE                        12
CD4000         CD4069UBES2325               12       CD4000        CD4510BE                        12
CD4000         CD4069UBES2463               12       CD4000        CD4514BM                        12
CD4000         CD4069UBES2515               12       CD4000        004514BW                        12



                                       8

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
CD4000         CD4069UBF                    12       CD4000        CD4515BE                        12
CD4000         CD4069UBW                    12       CD4000        CD4515BM                        12
CD4000         CD4070BES2515                12       CD4000        CD4516BW                        12
CD4000         CD4070BEX                    12       CD4000        CD4517BE                        12
CD4000         CD4070BFS2534                12       CD4000        CD4517BES2463                   12
CD4000         CD4070BM                     12       CD4000        CD4517BES2535                   12
CD4000         CD4070BW                     12       CD4000        CD4517BW                        12
CD4000         CD4071BER3812                12       CD4000        CD4518BW                        12
CD4000         CD4071BES2325                12       CD4000        CD4520BES2325                   12
CD4000         CD4071BES2515                12       CD4000        CD4520BFS2534                   12
CD4000         CD4071BFS2534                12       CD4000        CD4520BFS2536                   12
CD4000         CD4071BM                     12       CD4000        CD4520BW                        12
CD4000         CD4071BW                     12       CD4000        CD4522BE                        12
CD4000         CD4073BES2325                12       CD4000        CD4527BE                        12
CD4000         CD4073BM                     12       CD4000        CD4536BW                        12
CD4000         CD4073BW                     12       CD4000        CD4541BES2260                   12
CD4000         CD4541BM                     12
CD4000         CD4541BM96                   12
CD4000         CD4541BW                     12
CD4000         CD4555BW                     12
CD4000         CD4556BE                     12
CD4000         CD4556BES2534                12
CD4000         CD4571UBW                    12
CD4000         CD4572UBE                    12
CD4000         CD4572UBW                    12
CD4000         CD4724BE                     12
CD4000         18720                        13
CD4000         18876                        13
CD4000         18901                        13
CD4000         19027                        13
CD4000         19029                        13
CD4000         93647                        13
CD4000         94269                        13
CD4000         96374                        13
CD4000         96547                        13
CD4000         CD4001BH                     13
CD4000         CD4006BE                     13
CD4000         CD40103BH                    13
CD4000         CD40106BH                    13
CD4000         CD4011BH                     13
CD4000         CD4013BER3813                13
CD4000         CD4013BES2065                13
CD4000         CD40147BE                    13
CD4000         CD4015BH                     13
CD4000         CD4024BH                     13
CD4000         CD40257BE                    13
CD4000         CD4034BE                     13
CD4000         CD4035BE                     13
CD4000         CD4040BES2325                13



                                       9

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
CD4000         CD4040BWR2608                13
CD4000         CD4042BER3814                13
CD4000         CD4043BER2489                13
CD4000         CD4046BH                     13
CD4000         CD4047BH                     13
CD4000         CD4049UBWR2608               13
CD4000         CD4050BH                     13
CD4000         CD4056BES2325                13
CD4000         CD4060BH                     13
CD4000         CD4060BWR2608                13
CD4000         CD4094BH                     13
CD4000         CD44051BM                    13
CD4000         CD4502BWR2608                13
CD4000         CD4516BH                     13
CD4000         CD4556BES2325                13



                                       10

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
FCT            CD54FCT244E                  11       FCT           CD74FCT574M96                   11
FCT            CD54FCT244MS2298             11       FCT           CD74FCT574SM                    11
FCT            CD54FCT245E                  11       FCT           CD74FCT623M                     11
FCT            CD54FCT245MS2298             11       FCT           CD74FCT646EN                    11
FCT            CD74FCT240E                  11       FCT           CD74FCT646M                     11
FCT            CD74FCT240M                  11       FCT           CD74FCT646M96                   11
FCT            CD74FCT240M96                11       FCT           CD74FCT646SM                    11
FCT            CD74FCT240SM                 11       FCT           CD74FCT652EN                    11
FCT            CD74FCT244ATE                11       FCT           CD74FCT652M                     11
FCT            CD74FCT244E                  11       FCT           CD74FCT653EN                    11
FCT            CD74FCT244M                  11       FCT           CD74FCT653M                     11
FCT            CD74FCT244M96                11       FCT           CD74FCT654EN                    11
FCT            CD74FCT244M96S2497           11       FCT           CD74FCT821AM96S2497             11
FCT            CD74FCT244SM                 11       FCT           CD74FCT822AEN                   11
FCT            CD74FCT245E                  11       FCT           CD74FCT823AEN                   11
FCT            CD74FCT245ES2540             11       FCT           CD74FCT824AEN                   11
FCT            CD74FCT245M                  11       FCT           CD74FCT841AEN                   11
FCT            CD74FCT245M96                11       FCT           CD74FCT841AM                    11
FCT            CD74FCT245SM                 11       FCT           CD74FCT841AM96                  11
FCT            CD74FCT273E                  11       FCT           CD74FCT843AM                    11
FCT            CD74FCT273M                  11       FCT           CD74FCT843AM96                  11
FCT            CD74FCT273M96                11       FCT           CD74FCT844AEN                   11
FCT            CD74FCT2952AM                11       FCT           CD74FCT821AMS2497               12
FCT            CD74FCT373E                  11       FCT           CD74FCT373SM                    13
FCT            CD74FCT373M                  11       FCT           CD74FCT651EN                    13
FCT            CD74FCT373M96                11       FCT           CD74FCT651M                     13
FCT            CD74FCT374E                  11       FCT           CD74FCT821AEN                   13
FCT            CD74FCT374M                  11       FCT           CD74FCT821AM                    13
FCT            CD74FCT374M96                11       FCT           CDFCT821AM96                    13
FCT            CD74FCT374SM                 11       FCT           CD74FCT842AM                    13
FCT            CD74FCT540E                  11       FCT           CD74FCT842AM96                  13
FCT            CD74FCT540M                  11       FCT           CD74FCT861AM                    13
FCT            CD74FCT540M96                11       FCT           CD74FCT861AM96                  13
FCT            CD74FCT541E                  11       FCT           CD74FCT863AM                    13
FCT            CD74FCT541M                  11
FCT            CD74FCT541M96                11
FCT            CD74FCT541SM                 11
FCT            CD74FCT543EN                 11
FCT            CD74FCT543M                  11
FCT            CD74FCT543M96                11
FCT            CD74FCT543SM                 11
FCT            CD74FCT564E                  11
FCT            CD74FCT564M                  11
FCT            CD74FCT573ATE                11
FCT            CD74FCT573E                  11
FCT            CD74FCT573M                  11
FCT            CD74FCT573M96                11
FCT            CD74FCT573SM                 11
FCT            CD74FCT573SM96               11



                                       11

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
FCT            CD74FCT574E                  11
FCT            CD74FCT574M                  11
HCT            CD54HC02F                    11       HCT           CD74HC02E                       11
HCT            CD54HC03F                    11       HCT           CD74HC02M                       11
HCT            CD54HC10F                    11       HCT           CD74HC02M96                     11
HCT            CD54HC11F                    11       HCT           CD74HC04E                       11
HCT            CD54HC123F                   11       HCT           CD74HC04M                       11
HCT            CD54HC125F                   11       HCT           CD74HC04M96                     11
HCT            CD54HC138F                   11       HCT           CD74HC08E                       11
HCT            CD54HC139F                   11       HCT           CD74HC08M                       11
HCT            CD54HC14F                    11       HCT           CD74HC08M96                     11
HCT            CD54HC157F                   11       HCT           CD74HC08M96S2466                11
HCT            CD54HC161F                   11       HCT           CD74HC107E                      11
HCT            CD54HC164F                   11       HCT           CD74HC107M                      11
HCT            CD54HC173F                   11       HCT           CD74HC107M96                    11
HCT            CD54HC174F                   11       HCT           CD74HC10E                       11
HCT            CD54HC221F                   11       HCT           CD74HC10M                       11
HCT            CD54HC237F                   11       HCT           CD74HC10M96                     11
HCT            CD54HC243F                   11       HCT           CD74HC123E                      11
HCT            CD54HC251F                   11       HCT           CD74HC123M                      11
HCT            CD54HC299F                   11       HCT           CD74HC123M96                    11
HCT            CD54HC30F                    11       HCT           CD74HC125E                      11
HCT            CD54HC368F                   11       HCT           CD74HC125M                      11
HCT            CD54HC373F                   11       HCT           CD74HC125M96                    11
HCT            CD54HC373W                   11       HCT           CD74HC125M96S2357               11
HCT            CD54HC40103F                 11       HCT           CD74HC125MS2074                 11
HCT            CD54HC4020F                  11       HCT           CD74HC126E                      11
HCT            CD54HC4024F                  11       HCT           CD74HC126M                      11
HCT            CD54HC4046AF                 11       HCT           CD74HC126M96                    11
HCT            CD54HC4051F                  11       HCT           CD74HC126MS2074                 11
HCT            CD54HC4052F                  11       HCT           CD74HC132E                      11
HCT            CD54HC4053F                  11       HCT           CD74HC132M                      11
HCT            CD54HC4520F                  11       HCT           CD74HC132M96                    11
HCT            CD54HC541F                   11       HCT           CD74HC138E                      11
HCT            CD54HC574F                   11       HCT           CD74HC138M                      11
HCT            CD54HC73F                    11       HCT           CD74HC138M96                    11
HCT            CD54HCT02F                   11       HCT           CD74HC139E                      11
HCT            CD54HCT11F                   11       HCT           CD74HC139M                      11
HCT            CD54HCT132F                  11       HCT           CD74HC139M96                    11
HCT            CD54HCT138F                  11       HCT           CD74HC14E                       11
HCT            CD54HCT139F                  11       HCT           CD74HC14M                       11
HCT            CD54HCT163F                  11       HCT           CD74HC14M96                     11
HCT            CD54HCT174F                  11       HCT           CD74HC14M96S2357                11
HCT            CD54HCT241W                  11       HCT           CD74HC151E                      11
HCT            CD54HCT541F                  11       HCT           CD74HC151M                      11
HCT            CD54HCT563W                  11       HCT           CD74HC151M96                    11
HCT            CD54HCT573F                  11       HCT           CD74HC157E                      11
HCT            CD54HCT574F                  11       HCT           CD74HC157M                      11
HCT            CD54HCT688F                  11       HCT           CD74HC157M96                    11



                                       12

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
HCT            CD54HCT86F                   11       HCT           CD74HC163E                      11
HCT            CD74HC00E                    11       HCT           CD74HC163M                      11
HCT            CD74HC00M                    11       HCT           CD74HC163M96                    11
HCT            CD74HC00M96                  11       HCT           CD74HC164E                      11
HCT            CD74HC164ES2065              11       HCT           CD74HC377M                      11
HCT            CD74HC164M                   11       HCT           CD74HC377M96                    11
HCT            CD74HC164M96                 11       HCT           CD74HC393E                      11
HCT            CD74HC165E                   11       HCT           CD74HC393M                      11
HCT            CD74HC165M                   11       HCT           CD74HC393M96                    11
HCT            CD74HC165M96                 11       HCT           CD74HC4002M96S2497              11
HCT            CD74HC165M96S2357            11       HCT           CD74HC40103E                    11
HCT            CD74HC166E                   11       HCT           CD74HC40103M                    11
HCT            CD74HC166M                   11       HCT           CD74HC40103M96                  11
HCT            CD74HC166M96                 11       HCT           CD74HC40105E                    11
HCT            CD74HC174E                   11       HCT           CD74HC40105M                    11
HCT            CD74HC174M                   11       HCT           CD74HC40105M96                  11
HCT            CD74HC191E                   11       HCT           CD74HC4020E                     11
HCT            CD74HC191M                   11       HCT           CD74HC4020M                     11
HCT            CD74HC191M96                 11       HCT           CD74HC4020M96                   11
HCT            CD74HC238E                   11       HCT           CD74HC4040E                     11
HCT            CD74HC238M                   11       HCT           CD74HC4040M                     11
HCT            CD74HC238M96                 11       HCT           0074HC4040M96                   11
HCT            CD74HC240E                   11       HCT           CD74HC4046AE                    11
HCT            CD74HC240M                   11       HCT           CD74HC4046AM                    11
HCT            CD74HC240M96                 11       HCT           CD74HC4046AM96                  11
HCT            CD74HC244E                   11       HCT           CD74HC4050E                     11
HCT            CD74HC244M                   11       HCT           CD74HC4050M                     11
HCT            CD74HC244M96                 11       HCT           CD74HC4050M96                   11
HCT            CD74HC245E                   11       HCT           CD74HC4051E                     11
HCT            CD74HC245M                   11       HCT           CD74HC4051M                     11
HCT            CD74HC245M96                 11       HCT           CD74HC4051M96                   11
HCT            CD74HC251E                   11       HCT           CD74HC4051M96S2515              11
HCT            CD74HC251M                   11       HCT           CD74HC4052E                     11
HCT            CD74HC251M96                 11       HCT           CD74HC4052M                     11
HCT            CD74HC257E                   11       HCT           CD74HC4052M96                   11
HCT            CD74HC257M                   11       HCT           CD74HC4053E                     11
HCT            0074HC257M96                 11       HCT           CD74HC4053M                     11
HCT            CD74HC259E                   11       HCT           CD74HC4053M96                   11
HCT            CD74HC259M                   11       HCT           CD74HC4060E                     11
HCT            CD74HC259M96                 11       HCT           CD74HC4060M                     11
HCT            CD74HC259M96S2497            11       HCT           CD74HC4060M96                   11
HCT            0074HC273E                   11       HCT           CD74HC4066E                     11
HCT            CD74HC273M                   11       HCT           CD74HC4066M                     11
HCT            CD74HC273M96                 11       HCT           CD74HC4066M96                   11
HCT            CD74HC32E                    11       HCT           CD74HC4075M96S2497              11
HCT            CD74HC32M                    11       HCT           CD74HC4094E                     11
HCT            CD74HC32M96                  11       HCT           CD74HC4094M                     11
HCT            CD74HC373E                   11       HCT           CD74HC4094M96                   11
HCT            CD74HC373M                   11       HCT           CD74HC4316E                     11



                                       13

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
HCT            CD74HC373M96                 11       HCT           CD74HC4316ES2065                11
HCT            CD74HC374E                   11       HCT           CD74HC4316M                     11
HCT            CD74HC374ES2497              11       HCT           CD74HC4316M96                   11
HCT            CD74HC374M                   11       HCT           CD74HC4316MS2074                11
HCT            CD74HC374M96                 11       HCT           CD74HC4514E                     11
HCT            CD74HC377E                   11       HCT           CD74HC4514EN                    11
HCT            CD74HC4514M                  11       HCT           CD74HCT08MS2074                 11
HCT            CD74HC4514M96                11       HCT           CD74HCT109E                     11
HCT            CD74HC4520E                  11       HCT           CD74HCT109M                     11
HCT            CD74HC4520M                  11       HCT           CD74HCT109M96                   11
HCT            CD74HC4520M96                11       HCT           CD74HCT10E                      11
HCT            CD74HC4538E                  11       HCT           CD74HCT10M                      11
HCT            CD74HC4538M                  11       HCT           CD74HCT10M96                    11
HCT            CD74HC4538M96                11       HCT           CD74HCT11E                      11
HCT            CD74HC4538M96105             11       HCT           CD74HCT11M                      11
HCT            CD74HC4543E                  11       HCT           CD74HCT11M96                    11
HCT            CD74HC540E                   11       HCT           CD74HCT123E                     11
HCT            CD74HC540M                   11       HCT           CD74HCT123M                     11
HCT            CD74HC540M96                 11       HCT           CD74HCT123M96                   11
HCT            CD74HC541E                   11       HCT           CD74HCT123M96S5001              11
HCT            CD74HC541M                   11       HCT           CD74HCT125E                     11
HCT            CD74HC541M96                 11       HCT           CD74HCT125M                     11
HCT            CD74HC573E                   11       HCT           CD74HCT125M96                   11
HCT            CD74HC573M                   11       HCT           CD74HCT126E                     11
HCT            CD74HC573M96                 11       HCT           CD74HCT126M                     11
HCT            CD74HC574E                   11       HCT           CD74HCT126M96                   11
HCT            CD74HC574M                   11       HCT           CD74HCT132E                     11
HCT            CD74HC574M96                 11       HCT           CD74HCT132M                     11
HCT            CD74HC597E                   11       HCT           CD74HCT132M96                   11
HCT            CD74HC597M                   11       HCT           CD74HCT132M96S2478              11
HCT            CD74HC597M96                 11       HCT           CD74HCT138E                     11
HCT            CD74HC688E                   11       HCT           CD74HCT138M                     11
HCT            CD74HC688M                   11       HCT           CD74HCT138M96                   11
HCT            CD74HC688M96                 11       HCT           CD74HCT139E                     11
HCT            CD74HC7046AE                 11       HCT           CD74HCT139M                     11
HCT            CD74HC7046AM                 11       HCT           CD74HCT139M96                   11
HCT            CD74HC7046AM96               11       HCT           CD74HCT14E                      11
HCT            CD74HC74E                    11       HCT           CD74HCT14ES2497                 11
HCT            CD74HC74M                    11       HCT           CD74HCT14M                      11
HCT            CD74HC74M96                  11       HCT           CD74HCT14M96                    11
HCT            CD74HC74MR4099               11       HCT           CD74HCT153E                     11
HCT            CD74HC86E                    11       HCT           CD74HCT153M                     11
HCT            CD74HC86M                    11       HCT           CD74HCT153M96                   11
HCT            CD74HC86M96                  11       HCT           CD74HCT157E                     11
HCT            CD74HCT00E                   11       HCT           CD74HCT157ES2379                11
HCT            CD74HCT00M                   11       HCT           CD74HCT157M                     11
HCT            CD74HCT00M96                 11       HCT           CD74HCT157M96                   11
HCT            CD74HCT02E                   11       HCT           CD74HCT161E                     11
HCT            CD74HCT02M                   11       HCT           CD74HCT161ES2497                11



                                       14

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
HCT            CD74HCT02M96                 11       HCT           CD74HCT161M                     11
HCT            CD74HCT04E                   11       HCT           CD74HCT161M96                   11
HCT            CD74HCT04M                   11       HCT           CD74HCT163E                     11
HCT            CD74HCT04M96                 11       HCT           CD74HCT163M                     11
HCT            CD74HCT08E                   11       HCT           CD74HCT163M96
HCT            CD74HCT08M                   11       HCT           CD74HCT164E                     11
HCT            CD74HCT08M96                 11       HCT           CD74HCT164M                     11
HCT            CD74HCT08M96S2497            11       HCT           CD74HCT164M96                   11
HCT            CD74HCT164MS2074             11       HCT           CD74HCT32M96                    11
HCT            CD74HCT165E                  11       HCT           CD74HCT367E                     11
HCT            CD74HCT165M                  11       HCT           CD74HCT367M                     11
HCT            CD74HCT165M96                11       HCT           CD74HCT367M96                   11
HCT            CD74HCT165MS2075             11       HCT           CD74HCT367MS2516                11
HCT            CD74HCT166E                  11       HCT           CD74HCT373E                     11
HCT            CD74HCT166M                  11       HCT           CD74HCT373M                     11
HCT            CD74HCT166M96                11       HCT           CD74HCT373M96                   11
HCT            CD74HCT166M96S2497           11       HCT           CD74HCT374E                     11
HCT            CD74HCT174E                  11       HCT           CD74HCT374ES2497                11
HCT            CD74HCT174M                  11       HCT           CD74HCT374M                     11
HCT            CD74H0T174M96                11       HCT           CD74HCT374M96                   11
HCT            CD74HCT175E                  11       HCT           CD74HCT393E                     11
HCT            CD74HCT175M                  11       HCT           CD74HCT393M                     11
HCT            CD74HCT175M96                11       HCT           CD74HCT393M96                   11
HCT            CD74HCT240E                  11       HCT           CD74HCT40105E                   11
HCT            CD74HCT240M                  11       HCT           CD74HCT40105ES2497              11
HCT            CD74HCT240M96                11       HCT           CD74HCT40105M                   11
HCT            CD74HCT244E                  11       HCT           CD74HCT40105M96                 11
HCT            CD74HCT244M                  11       HCT           CD74HCT4040E                    11
HCT            CD74HCT244M96                11       HCT           CD74HCT4040M                    11
HCT            CD74HCT244MS2075             11       HCT           CD74HCT4040M96                  11
HCT            CD74HCT245E                  11       HCT           CD74HCT4046AE                   11
HCT            CD74HCT245M                  11       HCT           CD74HCT4046AM                   11
HCT            CD74HCT245M96                11       HCT           CD74HCT4046AM96                 11
HCT            CD74HCT245MS2075             11       HCT           CD74HCT4046AM96S2463            11
HCT            CD74HCT251E                  11       HCT           CD74HCT4046AMS2074              11
HCT            CD74HCT251M                  11       HCT           CD74HCT4051E                    11
HCT            CD74HCT251M96                11       HCT           CD74HCT4051M                    11
HCT            CD74HCT253E                  11       HCT           CD74HCT4052E                    11
HCT            CD74HCT253M                  11       HCT           CD74HCT4052M                    11
HCT            CD74HCT253M96                11       HCT           CD74HCT4052M96                  11
HCT            CD74HCT257E                  11       HCT           CD74HCT4053E                    11
HCT            CD74HCT257M                  11       HCT           CD74HCT4053M                    11
HCT            CD74HCT257M96                11       HCT           CD74HCT4053M96                  11
HCT            CD74HCT259E                  11       HCT           CD74HCT4066E                    11
HCT            CD74HCT259M                  11       HCT           CD74HCT4066M                    11
HCT            CD74HCT259M96                11       HCT           CD74HCT4066M96                  11
HCT            CD74HCT259M96S2074           11       HCT           CD74HCT4094E                    11
HCT            CD74HCT259MS2075             11       HCT           CD74HCT4094M                    11
HCT            CD74HCT273E                  11       HCT           CD74HCT4094M96                  11



                                       15

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
HCT            CD74HCT273M                  11       HCT           CD74HCT4316E                    11
HCT            CD74HCT273M96                11       HCT           CD74HCT4316M                    11
HCT            CD74HCT27E                   11       HCT           CD74HCT4316M96                  11
HCT            CD74HCT27M                   11       HCT           CD74HCT4538E                    11
HCT            0074HCT27M96                 11       HCT           CD74HCT4538M                    11
HCT            CD74HCT30E                   11       HCT           CD74HCT4538M96                  11
HCT            CD74HCT30M                   11       HCT           CD74HCT4543E                    11
HCT            CD74HCT30M96                 11       HCT           CD74HCT540E                     11
HCT            CD74HCT32E                   11       HCT           CD74HCT540M                     11
HCT            CD74HCT32M                   11       HCT           CD74HCT541E                     11
HCT            CD74HCT541M                  11       HCT           CD54HC273F                      12
HCT            CD74HCT541M96                11       HCT           CD54HC273W                      12
HCT            CD74HCT573E                  11       HCT           CD54HC299W                      12
HCT            CD74HCT573ER3170             11       HCT           CD54HC30W                       12
HCT            CD74HCT573M                  11       HCT           CD54HC32W                       12
HCT            CD74HCT573M96                11       HCT           CD54HC354W                      12
HCT            CD74HCT574E                  11       HCT           CD54HC374W                      12
HCT            CD74HCT574M                  11       HCT           CD54HC40103W                    12
HCT            CD74HCT574M96                11       HCT           CD54HC4015H                     12
HCT            CD74HCT597E                  11       HCT           CD54HC4024W                     12
HCT            CD74HCT597M                  11       HCT           CD54HC4040F                     12
HCT            CD74HCT597M96                11       HCT           CD54HC4040W                     12
HCT            CD74HCT688E                  11       HCT           CD54HC4046AW                    12
HCT            CD74HCT688M                  11       HCT           CD54HC4049W                     12
HCT            CD74HCT688M96                11       HCT           CD54HC4050W                     12
HCT            CD74HCT74E                   11       HCT           CD54HC4051W                     12
HCT            CD74HCT74M                   11       HCT           CD54HC4052W                     12
HCT            CD74HCT74M96                 11       HCT           CD54HC4053H                     12
HCT            CD74HCT86E                   11       HCT           CD54HC4053W                     12
HCT            CD74HCT86M                   11       HCT           CD54HC4059W                     12
HCT            CD74HCT86M96                 11       HCT           CD54HC4060W                     12
HCT            CD74HCU04E                   11       HCT           CD54HC4066W                     12
HCT            CD74HCU04M                   11       HCT           CD54HC4520W                     12
HCT            CD74HCU04M96                 11       HCT           CD54HC4538F                     12
HCT            100934                       12       HCT           CD54HC4538W                     12
HCT            100935                       12       HCT           CD54HC540W                      12
HCT            100946                       12       HCT           CD54HC541W                      12
HCT            135991                       12       HCT           CD54HC573F                      12
HCT            CD3306DS2281                 12       HCT           CD54HC574W                      12
HCT            CD54HC00F                    12       HCT           CD54HC74F                       12
HCT            CD54HC00W                    12       HCT           CD54HC74W                       12
HCT            CD54HC04F                    12       HCT           CD54HC86H                       12
HCT            CD54HC04W                    12       HCT           CD54HC86W                       12
HCT            CD54HC08F                    12       HCT           CD54HCT00F                      12
HCT            CD54HC08W                    12       HCT           CD54HCT00W                      12
HCT            CD54HC109W                   12       HCT           CD54HCT04F                      12
HCT            CD54HC123W                   12       HCT           CD54HCT04H                      12
HCT            CD54HC125W                   12       HCT           CD54HCT04W                      12
HCT            CD54HC132W                   12       HCT           CD54HCT08F                      12



                                       16

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
HCT            CD54HC139W                   12       HCT           CD54HCT08W                      12
HCT            CD54HC14W                    12       HCT           CD54HCT112W                     12
HCT            CD54HC154W                   12       HCT           CD54HCT11H                      12
HCT            CD54HC157W                   12       HCT           CD54HCT123W                     12
HCT            CD54HC161W                   12       HCT           CD54HCT125W                     12
HCT            CD54HC164W                   12       HCT           CD54HCT132W                     12
HCT            CD54HC193W                   12       HCT           CD54HCT138H                     12
HCT            CD54HC20W                    12       HCT           CD54HCT138W                     12
HCT            CD54HC221W                   12       HCT           CD54HCT14F                      12
HCT            CD54HC244F                   12       HCT           CD54HCT14H                      12
HCT            CD54HC244W                   12       HCT           CD54HCT163W                     12
HCT            CD54HC245F                   12       HCT           CD54HCT164H                     12
HCT            CD54HCT174W                  12       HCT           CD74HC137E                      12
HCT            CD54HCT175W                  12       HCT           CD74HC138SM                     12
HCT            CD54HCT240W                  12       HCT           CD74HC139M96S2497               12
HCT            CD54HCT244F                  12       HCT           CD74HC147E                      12
HCT            CD54HCT245F                  12       HCT           CD74HC147M                      12
HCT            CD54HCT245W                  12       HCT           CD74HC14E22                     12
HCT            CD54HCT273F                  12       HCT           CD74HC14M96S2075                12
HCT            CD54HCT273W                  12       HCT           CD74HC14M96S2404                12
HCT            CD54HCT30H                   12       HCT           CD74HC14M96S2497                12
HCT            CD54HCT32F                   12       HCT           CD74HC14MR1897                  12
HCT            CD54HCT367H                  12       HCT           CD74HC151M96S2537               12
HCT            CD54HCT373F                  12       HCT           CD74HC153E                      12
HCT            CD54HCT373W                  12       HCT           CD74HC153M                      12
HCT            CD54HCT393F                  12       HCT           CD74HC153M96                    12
HCT            CD54HCT4053W                 12       HCT           CD74HC154E                      12
HCT            CD54HCT4514W                 12       HCT           CD74HC154EN                     12
HCT            CD54HCT540W                  12       HCT           CD74HC154M                      12
HCT            CD54HCT74F                   12       HCT           CD74HC154M96                    12
HCT            CD54HCT74W                   12       HCT           CD74HC154MS2534                 12
HCT            CD54HCT86W                   12       HCT           CD74HC154MS2535                 12
HCT            CD54HCU04W                   12       HCT           CD74HC157M96S2497               12
HCT            CD74AC244M96S5001            12       HCT           CD74HC157SM                     12
HCT            CD74HC00ES2403               12       HCT           CD74HC158E                      12
HCT            CD74HC00ES2463               12       HCT           CD74HC158ES2534                 12
HCT            CD74HC00MS2074               12       HCT           CD74HC158M                      12
HCT            CD74HC02M96S5001             12       HCT           CD74HC161E                      12
HCT            CD74HC02MR1901               12       HCT           CD74HC161M                      12
HCT            CD74HC03E                    12       HCT           CD74HC161M96                    12
HCT            CD74HC03M                    12       HCT           CD74HC164MS2074                 12
HCT            CD74HC03M96                  12       HCT           CD74HC165ES2065                 12
HCT            CD74HC04M96S2404             12       HCT           CD74HC173E                      12
HCT            CD74HC04M96S2497             12       HCT           CD74HC173M                      12
HCT            CD74HC08M96S2497             12       HCT           CD74HC174M96                    12
HCT            CD74HC08M96S5001             12       HCT           CD74HC174M96S2497               12
HCT            CD74HC08MS2075               12       HCT           CD74HC174MS2534                 12
HCT            CD74HC107ES2534              12       HCT           CD74HC175E                      12
HCT            CD74HC107MS2536              12       HCT           CD74HC175ES2535                 12



                                       17

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
HCT            CD74HC109E                   12       HCT           CD74HC175M                      12
HCT            CD74HC109M                   12       HCT           CD74HC175M96                    12
HCT            CD74HC109M96                 12       HCT           CD74HC175M96S2404               12
HCT            CD74HC112E                   12       HCT           CD74HC190E                      12
HCT            CD74HC112ES2497              12       HCT           CD74HC191ES2534                 12
HCT            CD74HC112M96                 12       HCT           CD74HC191EX                     12
HCT            CD74HC11E                    12       HCT           CD74HC192E                      12
HCT            CD74HC11M                    12       HCT           CD74HC193E                      12
HCT            CD74HC11M96                  12       HCT           CD74HC193M                      12
HCT            CD74HC11M96S2497             12       HCT           CD74HC193M96                    12
HCT            CD74HC123ES2534              12       HCT           CD74HC194E                      12
HCT            CD74HC132M96S2300            12       HCT           CD74HC194M                      12
HCT            CD74HC132M96S2497            12       HCT           CD74HC194M96                    12
HCT            CD74HC132M96S5001            12       HCT           CD74HC195E                      12
HCT            CD74HC195ES2463              12       HCT           CD74HC299ES2532                 12
HCT            CD74HC195M                   12       HCT           CD74HC299M                      12
HCT            CD74HC20E                    12       HCT           CD74HC299M96                    12
HCT            CD74HC20M                    12       HCT           CD74HC299M96S2093               12
HCT            CD74HC20M96                  12       HCT           CD74HC30E                       12
HCT            CD74HC20MS2074               12       HCT           CD74HC30M                       12
HCT            CD74HC21E                    12       HCT           CD74HC30M96                     12
HCT            CD74HC21M                    12       HCT           CD74HC30M96S2074                12
HCT            CD74HC21M96                  12       HCT           CD74HC30M96S2497                12
HCT            CD74HC21M96S2404             12       HCT           CD74HC32M96S2378                12
HCT            CD74HC221E                   12       HCT           CD74HC32M96S2404                12
HCT            CD74HC221M                   12       HCT           CD74HC354E                      12
HCT            CD74HC221M96                 12       HCT           CD74HC365E                      12
HCT            CD74HC221M96S5001            12       HCT           CD74HC365M                      12
HCT            CD74HC237E                   12       HCT           CD74HC365M96                    12
HCT            CD74HC237ES2535              12       HCT           CD74HC366E                      12
HCT            CD74HC237M                   12       HCT           CD74HC367E                      12
HCT            CD74HC237M96                 12       HCT           CD74HC367M                      12
HCT            CD74HC238M96S2497            12       HCT           CD74HC367M96                    12
HCT            CD74HC238MS2535              12       HCT           CD74HC367MS2075                 12
HCT            CD74HC240MR3170              12       HCT           CD74HC368E                      12
HCT            CD74HC241E                   12       HCT           CD74HC368M                      12
HCT            CD74HC241M                   12       HCT           CD74HC368M96                    12
HCT            CD74HC241M96                 12       HCT           CD74HC373ES2497                 12
HCT            CD74HC243E                   12       HCT           CD74HC373M962093                12
HCT            CD74HC243M                   12       HCT           CD74HC373MS2535                 12
HCT            CD74HC243M96                 12       HCT           CD74HC3990E                     12
HCT            CD74HC244M96S2463            12       HCT           CD74HC390M                      12
HCT            CD74HC244M96S2497            12       HCT           CD74HC390M96                    12
HCT            0074HC245ES2533              12       HCT           CD74HC393ES2065                 12
HCT            CD74HC253E                   12       HCT           CD74HC4002E                     12
HCT            CD74HC253M                   12       HCT           CD74HC4002M                     12
HCT            CD74HC253MS2533              12       HCT           CD74HC4002M96                   12
HCT            CD74HC257ES2534              12       HCT           CD74HC40103MS2534               12
HCT            CD74HC257M96S2463            12       HCT           CD74HC40105ES2534               12



                                       18

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
HCT            CD74HC273M96S2533            12       HCT           CD74HC4015E                     12
HCT            CD74HC273M96S5001            12       HCT           CD74HC4016E                     12
HCT            CD74HC273MS2087              12       HCT           CD74HC4016M96                   12
HCT            CD74HC27E                    12       HCT           CD74HC4017E                     12
HCT            CD74HC27M                    12       HCT           CD74HC4017M96                   12
HCT            CD74HC27M96                  12       HCT           CD74HC4020ES2463                12
HCT            CD74HC280E                   12       HCT           CD74HC4024E                     12
HCT            CD74HC280ES2065              12       HCT           CD74HC4024M                     12
HCT            CD74HC280ES2534              12       HCT           CD74HC4024M96                   12
HCT            CD74HC280M96                 12       HCT           CD74HC4024M96S2497              12
HCT            CD74HC280MS2074              12       HCT           CD74HC4040ES2065                12
HCT            CD74HC283E                   12       HCT           CD74HC4040M96S2357              12
HCT            CD74HC283M                   12       HCT           CD74HC4040M96S2469              12
HCT            CD74HC283M96                 12       HCT           CD74HC4040M96S2497              12
HCT            CD74HC297E                   12       HCT           CD74HC4040M2074                 12
HCT            CD74HC299E                   12       HCT           CD74HC4046AM96S2326             12
HCT            CD74HC4046AM96S2463          12       HCT           CD74HC543E                      12
HCT            CD74HC4046AM96S2497          12       HCT           CD74HC541ES2535                 12
HCT            CD74HC4046AMR2854            12       HCT           CD74HC541SM                     12
HCT            CD74HC4046AMR3413            12       HCT           CD74HC563E                      12
HCT            CD74HC4049E                  12       HCT           CD74HC564E                      12
HCT            CD74HC4049ER3170             12       HCT           CD74HC564M                      12
HCT            CD74HC4049M                  12       HCT           CD74HC573ES2463                 12
HCT            CD74HC4049M96                12       HCT           CD74HC573M96S2093               12
HCT            CD74HC4051ES2091             12       HCT           CD74HC573M962357                12
HCT            CD74HC4051M96S2075           12       HCT           CD74HC573M96S2515               12
HCT            CD74HC4051M96S2093           12       HCT           CD74HC574M96S2537               12
HCT            CD74HC4051M96S2497           12       HCT           CD74HC574MR2499                 12
HCT            CD74HC4052ES2091             12       HCT           CD74HC640E                      12
HCT            CD74HC4052M96S2093           12       HCT           CD74HC646M96                    12
HCT            CD74HC4052SM                 12       HCT           CD74HC652EN                     12
HCT            CD74HC4053ES2091             12       HCT           CD74HC670E                      12
HCT            CD74HC4053M96S2093           12       HCT           CD74HC670M96                    12
HCT            CD74HC4053M96S2497           12       HCT           CD74HC688ES2536                 12
HCT            CD74HC4053M96S5001           12       HCT           CD74HC688M96S2536               12
HCT            CD74HC4059E                  12       HCT           CD74HC7266E                     12
HCT            CD74HC4059M96                12       HCT           CD74HC7266M                     12
HCT            CD74HC4066ES2064             12       HCT           CD74HC266M96                    12
HCT            CD74HC4066M96S5001           12       HCT           CD74HC7266MR4658                12
HCT            CD74HC4066MR1896             12       HCT           CD74HC73E                       12
HCT            CD74HC4067E                  12       HCT           CD74HC73M                       12
HCT            CD74HC4067M                  12       HCT           CD74HC73M96S2404                12
HCT            CD74HC4067M96                12       HCT           CD74HC74M96S2093                12
HCT            CD74HC4067M96S2497           12       HCT           CD74HC75E                       12
HCT            0074HC4075E                  12       HCT           CD74HC75M                       12
HCT            CD74HC4075M                  12       HCT           CD74HC75M96                     12
HCT            CD74HC4075M96                12       HCT           CD74HC85E                       12
HCT            CD74HC4094M96S2093           12       HCT           CD74HC85ES2535                  12
HCT            CD74HC4094M96S2515           12       HCT           CD74HC85M                       12



                                       19

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
HCT            CD74HC423E                   12       HCT           CD74HC85M96                     12
HCT            0074HC423M                   12       HCT           CD74HC85M96S2497                12
HCT            CD74HC42E                    12       HCT           CD74HC85M96S2534                12
HCT            CD74HC42M                    12       HCT           CD74HC85M96S2536                12
HCT            CD74HC4316M96S2093           12       HCT           CD74HC86M96S2378                12
HCT            CD74HC4316MS2534             12       HCT           CD74HC93E                       12
HCT            CD74HC4351E                  12       HCT           CD74HC93M                       12
HCT            CD74HC4351M                  12       HCT           CD74HC93M96                     12
HCT            CD74HC4352E                  12       HCT           CD74HC93M96S2300                12
HCT            CD74HC4511E                  12       HCT           CD74HCT00E2065                  12
HCT            CD74HC4511M                  12       HCT           CD74HCT00M96S2541               12
HCT            0074HC4515EN                 12       HCT           CD74HCT00M96S5001               12
HCT            CD74HC4515M                  12       HCT           CD74HCT00MS2074                 12
HCT            CD74HC4518E                  12       HCT           CD74HCT02ES2064                 12
HCT            CD74HC4520ES2534             12       HCT           CD74HCT02EX                     12
HCT            CD74HC4520MS2534             12       HCT           CD74HCT02MR3170                 12
HCT            CD74HC4538M96S2463           12       HCT           CD74HCT03E                      12
HCT            CD74HC533E                   12       HCT           CD74HCT03M                      12
HCT            CD74HCT03M96                 12       HCT           CD74HCT173M                     12
HCT            CD74HCT03M96S2497            12       HCT           CD74HCT173M96                   12
HCT            CD74HCT04ES2065              12       HCT           CD74HCT173M96S2532              12
HCT            CD74HCT04ES2379              12       HCT           CD74HCT174MS2379                12
HCT            CD74HCT04ES2536              12       HCT           CD74HCT175ES2065                12
HCT            CD74HCT04EX                  12       HCT           CD74HCT175ES2497                12
HCT            CD74HCT04M96S2075            12       HCT           CD74HCT175M96S2497              12
HCT            CD74HCT04M96S2497            12       HCT           CD74HCT191E                     12
HCT            CD74HCT04M96S5001            12       HCT           CD74HCT191M                     12
HCT            CD74HCT04MS2075              12       HCT           CD74HCT193E                     12
HCT            CD74HCT08EX                  12       HCT           CD74HCT20E                      12
HCT            CD74HCT08MR2499              12       HCT           CD74HCT20ER2489                 12
HCT            CD74HCT107E                  12       HCT           CD74HCT21E                      12
HCT            CD74HCT112E                  12       HCT           CD74HCT21M                      12
HCT            CD74HCT11M96S2497            12       HCT           CD74HCT21M96                    12
HCT            CD74HCT125ES2064             12       HCT           CD74HCT221E                     12
HCT            CD74HCT125ES2379             12       HCT           CD74HCT221M                     12
HCT            CD74H0T125M96S2497           12       HCT           CD74HCT221M96                   12
HCT            CD74HCT125M96S5001           12       HCT           CD74HCT237E                     12
HCT            CD74HCT125MS2075             12       HCT           CD74HCT238E                     12
HCT            CD74HCT126M96S2497           12       HCT           CD74HCT238M                     12
HCT            CD74HCT132M96S2497           12       HCT           CD74HCT241E                     12
HCT            CD74HCT132M96S5001           12       HCT           CD74HCT241M96                   12
HCT            CD74HCT132MR3170             12       HCT           CD74HCT243M                     12
HCT            CD74HCT137E                  12       HCT           CD74HCT244ES2379                12
HCT            CD74HCT137M96                12       HCT           CD74HCT244ES2497                12
HCT            CD74HCT138ES2379             12       HCT           CD74HCT245M9S5001               12
HCT            CD74HCT138M96S2497           12       HCT           CD74HCT251ES2379                12
HCT            0074HCT139M96S2497           12       HCT           CD74HCT251MS2075                12
HCT            CD74HCT147E                  12       HCT           CD74HCT257ES2064                12
HCT            CD74HCT14E06                 12       HCT           CD74HCT257ES2497                12



                                       20

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
HCT            CD74HCT14M96S2497            12       HCT           CD74HCT258E                     12
HCT            CD74HCT151E                  12       HCT           CD74HCT259M96S2497              12
HCT            CD74HCT151M                  12       HCT           CD74HCT259M96S5001              12
HCT            CD74HCT151M96                12       HCT           CD74HCT273ES2065                12
HCT            CD74HCT151M96S5001           12       HCT           CD74HCT273M96S2497              12
HCT            0D74HCT153M96S2497           12       HCT           CD74HCT27M96S2497               12
HCT            CD74HCT153M96S2515           12       HCT           CD74HCT280E                     12
HCT            CD74HCT153M96S5001           12       HCT           CD74HCT283E                     12
HCT            CD74HCT154E                  12       HCT           CD74HCT283M                     12
HCT            CD74HCT154EN                 12       HCT           CD74HCT283M96                   12
HCT            CD74HCT154M                  12       HCT           CD74HCT297E                     12
HCT            CD74HCT157M96S2497           12       HCT           CD74HCT299E                     12
HCT            CD74HCT158E                  12       HCT           CD74HCT299M                     12
HCT            CD74HCT163M96S2497           12       HCT           CD74HCT30M96S2497               12
HCT            CD74HCT164ES2379             12       HCT           CD74HCT32ES2064                 12
HCT            CD74HCT164ES2497             12       HCT           CD74HCT32EX                     12
HCT            CD74HCT164MS2379             12       HCT           CD74HCT32M96S2497               12
HCT            CD74HCT165ER2489             12       HCT           CD74HCT32MR2499                 12
HCT            CD74HCT165M96S2074           12       HCT           CD74HCT354E                     12
HCT            CD74HCT173E                  12       HCT           CD74HCT365E                     12
HCT            CD74HCT365M                  12       HCT           CD74HCT541M96S5001              12
HCT            CD74HCT365M96                12       HCT           CD74HCT563E                     12
HCT            CD74HCT368M                  12       HCT           CD74HCT563M                     12
HCT            CD74HCT368M96                12       HCT           CD74HCT564E                     12
HCT            CD74HCT373ES2463             12       HCT           CD74HCT564M                     12
HCT            CD74HCT373M96S2463           12       HCT           CD74HCT574ES2064                12
HCT            CD74HCT373M96S2497           12       HCT           CD74HCT575M96S2540              12
HCT            CD74HCT373MS2536             12       HCT           CD74HCT574M96S5001              12
HCT            CD74HCT374M96S2497           12       HCT           CD74HCT640E                     12
HCT            CD74HCT374MS2075             12       HCT           CD74HCT640M                     12
HCT            CD74HCT377E                  12       HCT           CD74HCT646M96                   12
HCT            CD74HCT377M                  12       HCT           CD74HCT652M                     12
HCT            CD74HCT377M96                12       HCT           CD74HCT652M96S2497              12
HCT            CD74HCT390E                  12       HCT           CD74HCT688M96S2497              12
HCT            CD74HCT390M                  12       HCT           CD74HCT7046AE                   12
HCT            CD74HCT390M96                12       HCT           CD74HCT7046AM                   12
HCT            CD74HCT393ES2064             12       HCT           CD74HCT7046AM96                 12
HCT            CD74HCT393ES2497             12       HCT           CD74HCT73E                      12
HCT            CD74HCT393M96S2497           12       HCT           CD74HCT74ES2065                 12
HCT            CD74HCT393MS2075             12       HCT           CD74HCT74ES2497                 12
HCT            CD74HCT40103E                12       HCT           CD74HCT74EX                     12
HCT            CD74HCT40103M                12       HCT           CD74HCT74MR2499                 12
HCT            CD74HCT40103M96              12       HCT           CD74HCT75E                      12
HCT            CD74HCT40105ES2064           12       HCT           CD74HCT85E                      12
HCT            CD74HCT4020E                 12       HCT           CD74HCT85ES2379                 12
HCT            0074HCT4020ER2489            12       HCT           CD74HCT85M                      12
HCT            CD74HCT4020M                 12       HCT           CD74HCT86MS2074                 12
HCT            CD74HCT4020M96               12       HCT           CD74HCT93E                      12
HCT            CD74HCT4024M                 12       HCT           18731                           13



                                       21

                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
HCT            CD74HCT4040ES2497            12       HCT           19009                           13
HCT            CD74HCT4053M96135            12       HCT           19026                           13
HCT            CD74HCT4053M96S2378          12       HCT           135452-96                       13
HCT            CD74HCT4060E                 12       HCT           CD54HC00H                       13
HCT            CD74HCT4060ER2489            12       HCT           CD54HC04H                       13
HCT            CD74HCT4060ES2497            12       HCT           CD54HC126H                      13
HCT            CD74HCT4060M                 12       HCT           CD54HC4020H                     13
HCT            CD74HCT4060M96               12       HCT           CD54HC4046AH                    13
HCT            CD74HCT4066ER3170            12       HCT           CD54HC4520H                     13
HCT            CD74HCT4066M96S2300          12       HCT           CD54HCT02H                      13
HCT            CD74HCT4066M96S2378          12       HCT           CD54HCT08H                      13
HCT            CD74HCT4066MR3170            12       HCT           CD54HCT257H                     13
HCT            CD74HCT4075E                 12       HCT           CD54HCT32H                      13
HCT            CD74HCT423E                  12       HCT           CD54HCT32HS2293                 13
HCT            CD74HCT423M96                12       HCT           CD54HCT373H                     13
HCT            CD74HCT42E                   12       HCT           CD54HCT390FR3332                13
HCT            CD74HCT4351E                 12       HCT           CD54HCT74H                      13
HCT            CD74HCT4520E                 12       HCT           CD54HCU04H                      13
HCT            CD74HCT4520M                 12       HCT           CD74HC04MS2074                  13
HCT            CD74HCT4520M96               12       HCT           CD74HC147M96                    13
HCT            CD74HCT533E                  12       HCT           CD74HC173M96                    13
HCT            CD74HCT534E                  12       HCT           CD74HC258M                      13
HCT            CD74HC273SM                  13
HCT            CD74HC299MS2075              13
HCT            CD74HC366M                   13
HCT            CD74HC373MR2499              13
HCT            CD74HC4015M                  13
HCT            CD74HC4017M                  13
HCT            CD74HC4515E                  13
HCT            CD74HC4515M96                13
HCT            CD74HC541MS2075              13
HCT            CD74HC563M                   13
HCT            CD74HC640M                   13
HCT            CD74HC646EN                  13
HCT            CD74HC646M                   13
HCT            CD74HC670M                   13
HCT            CD74HCT02ER2489              13
HCT            CD74HCT04MS2074              13
HCT            CD74HCT125ER2489             13
HCT            CD74HCT139MS2075             13
HCT            CD74HCT161ER2489             13
HCT            CD74HCT161ES2065             13
HCT            CD74HCT166ES2065             13
HCT            CD74HCT194E                  13
HCT            CD74HCT20M                   13
HCT            CD74HCT20M96                 13
HCT            CD74HCT243E                  13
HCT            CD74HCT251ES2064             13
HCT            CD74HCT253ER2489             13


                               SCHEDULE 6.9(a)[C]
          PR0DUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [C0MMERCIAL]


FAMILY         DEVICE                     STATUS     FAMILY        DEVICE                        STATUS
------         ------                     ------     ------        ------                        ------
HCT            CD74HCT257MS2074             13
HCT            CD74HCT32MS2074              13
HCT            CD74HCT356E                  13
HCT            CD74HCT356M96                13
HCT            CD74HCT368E                  13
HCT            CD74HCT40103ES2064           13
HCT            CD74HCT4040ER2489            13
HCT            CD74HCT4067M                 13
HCT            CD74HCT4511E                 13
HCT            CD74HCT4514E                 13
HCT            CD74HCT540M96                13
HCT            CD74HCT652M96                13
HCT            CD74HCT670E                  13
HCT            CD74HCT670M                  13
HCT            CD74HCT670M96                13
HCT            CD74HCT688ER2489             13
HCT            CD74HCT73M                   13
HCT            CD74HCT75M                   13

                                 SCHEDULE 6.9(C)

                          TERMS AND CONDITIONS OF SALE
                          Effective 7/1/93 (Form TC- 1)

                               HARRIS CORPORATION
                              SEMICONDUCTOR SECTOR

ARTICLE 1. GENERAL

Harris Corporation, Semiconductor Sector ("Seller"), In the interest of processing orders in a prompt, and efficient manner has established this set of Terms and Conditions of Sale to conform to current business and legal requirements. These Terms and Conditions of Sale shall apply to all quotations for Products (as defined in Section 3 below).

ARTICLE 2. SCOPE

Seller's offer to sell as stated herein whether or not in response to Buyer's order is expressly conditioned upon Buyer's acceptance of Seller's Terms and Conditions of Sale. Buyer's taking delivery of all or any part of product is evidence of such assent. Any of Buyer's terms and conditions which are different from or in addition to those contained herein are hereby objected to and of no effect.

ARTICLE 3. DEFINITIONS

The following terms as used herein are defined as follows: Article 5. Minimum Order Release.

(A) Products include integrated circuits, discrete devices, solid state chips, hybrid circuits, electronic modules containing semiconductors, microprocessors, memory circuits, varistors and optoelectronic devices.

(B) Standard Products are those Products which are manufactured to Seller's specifications for sale to all customers.

(C) Custom or Semicustom Products are those Products manufactured in whole or in part to a specific customer's specifications and identified by a distinctive custom type number.

(D) Developmental Products are those products which have not been manufactured in production quantities or commercially introduced and do not bear a distinctive type number.

ARTICLE 4. PRICES

(A) Purchase Order - Buyer is required to provide a written Purchase Order to include as a minimum, product, quantity, price and delivery date. An EDI equivalent is acceptable. The Seller's order acknowledgement completes the written agreement between the parties.

(B) Billing-Subject to the provisions of sub-paragraph C below:

1. All billings for Standard Products will be at Seller's established prices for the quantities ordered which are in effect on the order receipt date.

2. All billings for Custom or Semicustom Products will be at prices set by competitive award or negotiated with the Buyer.

3. Transportation shall be at Buyer's expense.

(C) Order Scheduling - Orders may be placed for shipment over a period of up to 12 months from the date of order receipt Seller reserves the right to cancel any order for which no release has issued three (3) months from the order receipt date. Seller reserves the right to reject any revision to an existing open purchase order when, in its opinion, any such revision substantially alters the scope of the original order

(D) Price Adjustment - Seller reserves the right to change or withdraw prices at any time for its Products without notice. If Seller's established price for any Standard Product is i) increased, the price in effect prior to the increase will apply to all shipments against orders received prior to the effective date of the increase for a period of 30 days after the effective date of the increase; or ii) decreased, Buyer will be billed at the lower price for all shipments made on or after the effective date of the decrease.

If Buyer fails within 12 months of the order receipt date to release and accept delivery of the quantity of Product upon which the billing price was based, the purchase price will be determined by the quantity actually released and shipped and the Buyer will be billed for any price difference.

(E) Taxes - Unless otherwise specified or required by law, all prices will be quoted and billed exclusive of federal, state and local excise, sales and similar taxes. Such taxes, when applicable, will be billed as separate, additional items on Sellers invoices, unless the Buyer provides Seller with a properly executed tax exemption certificate.

ARTICLE 5. MINIMUM ORDER RELEASE

Minimum order and shipping release quantities are defined by product specific minimum line quantities (MLQ's) as listed in the current Harris Cost and Resale or OEM Price List. The MLQ's are multiples of the standard pack. Exceptions to the MLQ requirement must be specifically negotiated between Buyer and Seller. Orders for less than MLQ will be automatically Increased to meet minimum requirements. If not in standard pack increment, orders will be changed to standard pack quantities in accordance with previous Seller/Buyer agreements.

ARTICLE 6. DELIVERY, TITLE AND RISKS

(A) All sales are F.O.B., freight collect Seller's named shipping point.

(B) Seller reserves the right to make deliveries in installments. Partial shipments will be billed as made and payments therefor are subject to the terms of payment noted below. All delivery Indications are estimated and are dependent in part upon prompt receipt of all necessary information to service an order. Seller reserves the right to allocate inventories and production when such allocation becomes necessary. IN NO EVENT WILL SELLER BE LIABLE FOR ANY PREMIUM TRANSPORTATION, REPROCUREMENT, OR OTHER COSTS OR LOSSES INCURRED BY BUYER AS A RESULT OF SELLER'S FAILURE TO DELIVER PRODUCT IN ACCORDANCE WITH INDICATED DELIVERY SCHEDULES.

(C) Seller will endeavor to meet scheduled delivery dates but shall be excused from performance and not be liable for delay in delivery or non-delivery attributable in whole or in part to (i) any cause beyond Seller's reasonable control including but not limited to, act of government, whether in sovereign or contractual capacity, judicial action, war, civil disturbances, insurrection, sabotage, act of a public enemy, labor difficulties or disputes, failure of or delay in delivery by Seller's suppliers or carriers, commercial impracticability (irrespective of conjectural foreseeability at time of contracting), shortages of energy, raw materials, labor, or equipment, inadequate yield of product despite Seller's reasonable efforts, accident, fire, flood, storm or other act of God, or (ii) Buyer's fault or negligence,

(D) Seller may overship or undership quantities by up to three percent (3 %) (five percent (5%) in the case of Custom Semicustom or Developmental Products), which shall constitute compliance with Buyer's order, but Buyer shall pay for only the quantity actually delivered, at the applicable extended unit price.

(E) Title and risk of loss or damage to the Products shall pass to Buyer at the time Seller delivers possession thereof to the carrier. Any Products (whether finished or partially completed) held by Seller at Buyer's request beyond scheduled delivery date shall be at Buyer's risk.

(F) Notwithstanding passage of title, Seller reserves and Buyer grants a security interest in and right of repossession of Products until fully paid by Buyer.

ARTICLE 7. MODIFICATION AND SUBSTITUTION OF GOODS

Seller may modify the specifications of Products of its own design at any time without notice and may substitute delivery of such Products provided such modification does not in Seller's sole judgment materially affect form, fit or function.

ARTICLE 8. PAYMENT

(A) Subject to prior approval and extension of credit by Seller, Buyer shall pay the net invoiced amount in United States currency within thirty (30) days from date of Seller's invoice. Seller reserves the right at any time to withdraw previously approved credit and in such event Buyer shall comply with the new payment terms as a condition for delivery.

(B) Buyer shall make payment without regard to prior inspection of the Products, but Buyer's right of inspection pursuant to this contract shall not be impaired thereby.

ARTICLE 9. WARRANTIES

(A) Seller warrants that its Products at the time of shipment by Seller are free from defects in material and workmanship and possess the electrical characteristics as set forth in, and will perform in accordance with the applicable data sheet or agreed upon written specifications when operated within the temperature and all other operating condition limitations set forth therein.

(B) The foregoing shall apply only to failures to meet said warranties which appear and are reported to Seller within one (1) year from the date of shipment, or with respect to unassembled Product in wafer or die form thirty (30) days from the date of shipment.

(C) Seller's warranty does not apply if; and Seller shall have no liability for Products returned by Buyer as to which Seller's examination discovers that: i) the Product has been exposed to unusual or excessive environmental, mechanical, electrical or thermal stress during the course of installation or use; or ii) the absolute maximum ratings are exceeded for any reason including, but not limited to, equipment variations, environment variations, the effects of changes in operating conditions due to variations in device characteristics, improper equipment design, improper device installation or application; or iii) Product malfunction is the result of misuse, abuse, improper Installation or application, alteration, accident, or negligence in use, storage, transportation or handling or if the original identification markings on the Product have been removed, defaced or altered; or iv) Product is "burned in" and/or tested for Buyer by anyone other than Seller unless such procedures have Seller's prior written approval; or v) the Product is classified as other than a commercial production unit, e.g. a design verification unit, sample, preproduction unit, developmental unit, prototype unit, Incomplete (with notice) or "fallout" (i.e. out of specification with notice) unit. All warranty claims are subject to verification by Seller.

(D) The liability of Seller hereunder is solely and exclusively limited to replacement, repair or credit at the purchase price at Seller's option for any Product which is returned by Buyer during the applicable warranty period and which is found by Seller to be subject to adjustment under this warranty.

(E) The foregoing warranties extend to Buyer only, and not to Buyer's customers or to users of Buyer's products. These warranties are the only warranties made by Seller and shall not be enlarged by representations, descriptions, course of dealing, trade usage, rendering of technical advice, service, samples, models, or otherwise.

(F) EXCEPT FOR THE WARRANTY OF TITLE, SELLER MAKES NO OTHER WARRANTIES EXPRESS, IMPLIED, OR STATUTORY, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 10. RETURNS AND OTHER DISPOSITION

(A) In order to avoid administrative difficulties that result from unauthorized returns, Buyer shall request a formal Manufacturer's Return Authorization (MRA) from Seller through Seller's Sales Representative office or Customer Return Services before returning Product for any reason. Seller shall not be responsible for packing, inspection or labor costs in connection with the return of Products. Nor shall Seller be responsible for return of any Product without authorization.

(B) Buyer may return the affected Products F.O.B. Seller's plant upon receipt of the MRA from Seller. Buyer must return product with original paperwork. The MRA numbers must be prominently displayed on the outside packing. Returned items should be packaged to prevent damage in transit in original containers, if possible. Buyer shall give Seller a detailed statement of alleged deficiencies and shall otherwise comply with Seller's Instructions contained In the MRA.

(C) Seller shall have no liability for Products returned or otherwise disposed of by Buyer, where Seller is unable to verify the alleged deficiency as provided in Article 9. Such returned Product will be returned to Buyer at Buyer's expense.

ARTICLE 11. PATENT INDEMNITY

(A) Subject to the following provisions Seller shall defend any suit or proceeding brought against Buyer insofar as such suit or proceeding is based on a claim that Products manufactured and supplied by Seller to Buyer constitutes direct infringement of any duly issued United States patent and Seller shall pay all damages and costs finally awarded therein against Buyer, provided that Seller (1) is promptly informed and furnished a copy of each communication or notice in connection with such suit or proceeding and the alleged infringement, and (2) is given authority, information and assistance (at Seller's expense) necessary to defend or settle such suit or proceeding. Seller shall not be obligated to defend or be liable for costs and damages for any infringement arising out of i) compliance with Buyer's specifications; ii) any additions to or modifications of the Products by the Buyers; (iii) use of the Products in combination with other goods or with each other after delivery by Seller; or
(iv) use of the Products in a patented process. Seller shall not be obligated to defend or be liable for costs and damages for any suit claiming that the Products infringe a patent in which the Buyer, or any subsidiary or affiliate thereof, has a direct or indirect ownership Interest in such patent.

(B) If any Products manufactured and supplied by Seller to Buyer are held to infringe a United States patent and Buyer is enjoined from using such Products, Seller at its option and expense will either (i) procure for Buyer the fight to continue using such Products free of any liability for patent infringement, or replace such Products with non-infringing but otherwise conforming products, or
(iii) refund the purchase price for any such Products returned by Buyer to Seller.

(C) If a claim of alleged infringement is made prior to completion of delivery by Seller under this contract, Seller may decline to make further shipments without being in breach of this contract, and provided Seller has not been enjoined from selling such Products to Buyer, Seller agrees to supply same to Buyer at Buyer's option whereupon Buyer shall defend and indemnify Seller (on the same basis as would otherwise have been required of Seller to Buyer hereunder) for any continuing infringement arising therefrom subsequent to Buyer's exercise of such option.

(D) If any suit or proceeding is brought against Seller based on a claim that Products manufactured and/or supplied hereunder by Seller constitute direct infringement of any duly Issued United States patent, and such claim arises from any of the reasons in Paragraph A(i) through A(iv) above then Buyer shall defend and indemnify Seller on the same basis as would otherwise have been required of Seller to Buyer hereunder.

(E) THE FOREGOING INDEMNITY EXTENDS TO BUYER ONLY AND STATES THE SOLE AND EXCLUSIVE LIABILITY AND REMEDY OF THE PARTIES HERETO FOR PATENT INFRINGEMENT, AND IS IN LIEU OF ALL WARRANTIES, EXPRESS, IMPLIED. OR STATUTORY, IN REGARD THERETO.

ARTICLE 12. TERMINATION AND CANCELLATION

DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS OR REVENUE, LOSS OF USE OF THE PRODUCT, DAMAGE TO ASSOCIATED EQUIPMENT, DOWNTIME OF PLANT OR EQUIPMENT, COST OF SUBSTITUTE EQUIPMENT OR PRODUCTS OR CLAIMS OF BUYER'S CUSTOMERS FOR SUCH DAMAGES.

(A) Buyer shall not terminate, suspend performance under, or issue a `hold' order on this contract in whole or in part without Seller's written consent thereto. Buyer's liability for termination, suspension. or `hold' shall include Seller's charges therefor beyond the price of finished goods delivered and/or held for Buyer's disposition, such charges including but not limited to costs for work in process and other adjustment of the billing price to Seller's established price applicable to the quantity actually delivered plus an amount equal to twenty percent (20%) of the purchase price for the undelivered product.

(B) Buyer may reschedule its order upon written notice to Seller at least 90 days prior to scheduled delivery for Semicustom and Custom Products or 30 days prior to scheduled delivery for Standard Products. Scheduled delivery is defined as the delivery date specified in the Harris Order Acknowledgement column heading "Harris Date". Orders rescheduled with less than the above specified notice may, at Seller's option, be treated as terminated and subject to the termination charges set forth above. Buyer may reschedule an initial order only once.

(C) Neither party shall cancel this contract for breach of any of its provisions by the other party without giving such other party advance written notice thereof and a reasonable time in which to cure the alleged breach, except in the event of (i) insolvency of such other party, or (ii) failure of Buyer to make timely payment. Upon cancellation the parties shall be entitled to rights and remedies available at law or under this contract. except to the extent excluded or limited by this contract.

(D) Seller, without canceling this contract, may decline to make further deliveries hereunder in the event of a breach by Buyer, but should Seller elect to continue delivering despite the breach such action shall not constitute a waiver of Buyer's breach or in any way affect Seller's remedies therefor.

ARTICLE 13. LIMITATION OF BUYER'S REMEDIES AND DAMAGES

(A) IN NO EVENT SHALL SELLER BE LIABLE TO BUYER OR TO ANY PARTY CLAIMING UNDER BUYER WHETHER AS A RESULT OF BREACH OF CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE OR OTHERWISE), FAILURE OF A REMEDY TO ACCOMPLISH ITS PURPOSE OR OTHERWISE, FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

(B) The liability of Seller on any claim of any kind, whether based upon breach of contract, warranty, tort (including negligence or otherwise), for any loss or damage arising out of, or resulting from this agreement or from its performance or breach, or from any product furnished hereunder, shall in no event exceed the price of the product which gives rise to the claim. Except as to title, all such liability shall terminate upon the expiration of the applicable warranty period set forth in Article 9 above.

ARTICLE 14. SOURCE INSPECTION; INDEMNIFICATION; AUTHORIZATION

(A) Source inspection by Buyer or Buyer's customer shall be subject to Seller's prior authorization and reasonable charges based on Impact thereof on Seller's resources.

(B) Buyer shall indemnify and hold Seller harmless from any and all suits, damages, and expenses for the personal injury (including death) or loss or damage to property of Buyer's employees or agents during or in connection with any visit to Seller's plant regarding this contract.

ARTICLE 15. U.S. EXPORT LAWS

Seller's obligations are subject to the export administration and control laws and regulations of the U.S. Government. The Buyer shall comply fully with such laws and regulations in the export, resale or disposition of products.

ARTICLE 16. LIFE SUPPORT INDEMNITY

EXCEPT UPON THE PRIOR EXPRESS WRITTEN APPROVAL OF SELLER'S VICE PRESIDENT AND GENERAL MANAGER, SELLER'S PRODUCTS ARE NOT INTENDED OR AUTHORIZED FOR USE AS

COMPONENTS IN ANY (i) LIFE SUPPORT DEVICE OR SYSTEM OR (ii) ANY DEVICE INTENDED FOR SURGICAL IMPLANT INTO THE HUMAN BODY.

Buyer shall indemnify and hold Seller harmless from all liability and costs (Including court costs and attorney's fees) resulting from claims, demands, or actions brought against Seller by anyone on account of any injuries (including death) or property damage caused directly or indirectly from the use of Seller's Products as components in (i) any life support device or system or (ii) any device intended for surgical implant into the human body.

ARTICLE 17. MISCELLANEOUS TERMS

(A) Buyer shall not assign this contract or any right or interest therein without the prior written consent of Seller

(B) This contract supersedes all previous communications, transactions. and understandings, whether oral, or written, and constitutes the sole and entire agreement between the parties pertaining to the subject matter hereof. No modification or deletion of, or addition to these terms shall be binding on Seller unless made in writing and signed by a duly authorized contracts representative of Seller at Seller's home office.

(C) This contract shall be in all respects governed by the laws of the State of Florida.

(D) The invalidity, In whole or in part of any provision shall not affect the validity or enforceability of any other provision herein.

(E) All orders are subject to acceptance on these Terms and Conditions of Sale at Seller's home office

APPENDIX I - SUPPLEMENTAL FOR U.S. GOVERNMENT END-USE

In addition to the above Terms and Conditions of Sale the following terms and conditions apply to Seller's Products when sold for United States Government end-use. In such cases for custom and semicustom products only, Paragraphs 4B, 4C and I 2A shall not apply.

A. CHANGES

The Buyer may at any time, by a written notice, make changes within the general scope of the order, in any one or more of the following (i) drawings, designs or specifications, where the supplies to be furnished are to be specially manufactured for the Government in accordance therewith; (ii) method of shipment or packing; (iii) place of inspection, delivery or acceptance; or (iv) Increase or decrease the quantity ordered. If any such change causes an increase or decrease in the cost of, or the time required for, the performance of any part of the work under the order, whether changed or not changed by any such order, an equitable adjustment shall be made in the price or delivery schedule, or both, and the order shall be modified in writing accordingly.

B. INSPECTION DURING PERFORMANCE

Subject to the limitations set forth in Article 14, all goods shall be subject to Inspection and test at the request of representatives of the Government at all reasonable times and places. For this purpose Seller shall allow authorized Government personnel access to Seller's plant at all reasonable times, and shall furnish such facilities, supplies and services as may reasonably be required for this work.

C. TITLE AND RISK OF LOSS

Except as otherwise provided in the order, (i) Seller shall be responsible for the supplies covered by the order until they are delivered to the F.O.B. point, regardless of the point of inspection; (ii) after delivery to Buyer at his designated delivery point and prior to acceptance by Buyer, the Buyer shall be responsible for the loss or destruction of or damage to the supplies only if such loss, destruction or damage results from the negligence of officers, agents, or employees of the Buyer and (iii) Seller shall bear all risks as to rejected supplies after notice of rejection, except that the Buyer shall be responsible for the loss or destruction of or damage to the supplies if such loss, destruction or damage results from the negligence of officers, agents or employees of Buyer.

D. TERMINATION FOR CONVENIENCE

FAR 52.249-2 is made a part hereof to the extent that such termination is made necessary in whole or in part, by a termination action on the part of the U.S. Government.

E. TERMINATION FOR DEFAULT

In the event of a termination for default pursuant to FAR 52.2498 or 52.249-9. Seller shall have thirty (30) days in which to cure any failure to deliver, make progress or perform. Further, Seller shall have no liability for excess costs.

F. STOP WORK ORDER

(A) The Buyer may at any time, by written notice require Seller to stop all, or any part, of the work called for by the order for a period of 90 days, and for any further period to which Seller may agree in writing. Within such period the Buyer shall either: (i) cancel the stop work notice, or (ii) terminate the work as provided in the `Termination' clause `E' above.

(B) If a stop work notice Issued under this clause is cancelled or the period of the stop work notice expires, Seller shall resume work. An equitable adjustment shall be made in the price or delivery schedule or both, and the order shall be modified In writing accordingly, if: (i) the stop work notice results in an Increase in the time required for, or in Seller's cost property allocable to. the performance of any part of the order, and (11) Seller asserts a claim for such adjustment within 60 days after the end of the period of work stoppage; provided that the Buyer may receive and act upon any such claim asserted at any time prior to final payment.

(C) If a stop work notice is not canceled and the work covered by such order is terminated for the convenience of the Government, the reasonable costs resulting from the stop work notice shall be allowed In arriving at the termination settlement.

G. BUYER DELAY OF WORK

If the performance of all or any part of the work is delayed or interrupted by Buyer by failure to act within the time specified or within a reasonable time if no time is specified - and such act is not expressly or through implication authorized by the contract, an adjustment shall be made in the cost of performance of the contract caused by such delay or interruption and the contract modified in writing accordingly. Adjustment will also be made in the delivery or performance dates and any other contractual provisions affected by such delay or interruption.

H. DEFECTIVE PRICING

In the event the price negotiated in connection with any prime contract was increased by any significant amount because Seller's cost or pricing data was not current, accurate and complete on the date certified in the Seller's Certificate of Current Cost or Pricing Data, and Seller is obligated to refund money on the prime contract, the price or cost of the relevant subcontract shall be adjusted to reflect the reduction of Seller's costs, but in no event shall any reduction Include cost, fees or any markups of Buyer.

I. SPECIAL TOOLING

Bum-in boards, masks, and other fabrication and test tooling are considered expendable proprietary items. These items are not deliverable under any subcontract or purchase orders.

J. RIGHTS IN TECHNICAL DATA

Unless otherwise agreed in a written document signed by the parties, no rights in technical data, information, software, or other proprietary data of Seller, Seller's licensors or subcontractors shall be transferred by Seller to Buyer or Buyer's customer.

K. INCORPORATIONS BY REFERENCE

(A) The following clauses set forth in the Federal Acquisition Regulation are incorporated herein by reference:

AUTHORIZATION AND CONSENT
(April 1984)                                                           52.227-1

NOTICE AND ASSISTANCE REGARDING PATENT
AND COPYRIGHT INFRINGEMENT
(April 1984)                                                           52.227-2

EXAMINATION OF RECORDS BY COMPTROLLER
GENERAL
(Feb. 1993)                                                            52.215-1

EQUAL OPPORTUNITY (April 1984)                                         52.222-26

(B) In the following clauses, which are incorporated herein by reference, where necessary to make the context applicable hereto, the term Government or Contracting Officer shall mean Buyer's customer; Contract shall mean Buyer's
Order: and Contractor shall mean Seller

UTILIZATION OF SMALL BUSINESS CONCERNS AND SMALL DISADVANTAGED
BUSINESS CONCERNS
(Feb. 1990)                                                            52.219-8
Orders over $ 10,000

SUBCONTRACTING PLAN FOR SMALL BUSINESS AND SMALL DISADVANTAGED
BUSINESS CONCERNS
(Jan. 1991)                                                            52.219-9
Orders over $500,000

UTILIZATION OF LABOR SURPLUS AREA CONCERNS
(April 1984)                                                           52.220-3
Orders over $25,000

LABOR SURPLUS AREA SUBCONTRACTING PROGRAM
(April 1984)                                                           52.2204
Orders over $500,000

RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (May 1992)                   225-11

DEFENSE PRIORITY AND ALLOCATION
REQUIREMENTS (Sep. 1990)                                               52.212-8


CONTRACT WORK HOURS AND SAFETY STANDARDS
ACT-OVERTIME COMPENSATION (March 1986)                                 52.222-4

WALSH-HEALEY PUBLIC CONTRACTS ACT (April 1984)                         52.222-20

AFFIRMATIVE ACTION FOR DISABLED VETERANS AND
VETERANS OF THE VIETNAM ERA (April 1984)                               52.222-35

AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS
(April 1984)                                                           222-36

CLEAN AIR AND WATER (April 1984)                                       52.223-2

LIMITATION OF LIABILITY (April 1984)                                   246-23

                                 SCHEDULE 6.9(D)

         WARRANTY, STOCK ROTATION, SHIP AND DEBIT, AND PRODUCT LIABILITY


          ITEM                         QTR 1          QTR 2          QTR 3          QTR 4          TOT YR
          ----                         -----          -----          -----          -----          ------

FY'
96
          WARRANTY (C&M)                   70             49            260            110            489
          STOCK ROTATION (C&M)            986            642            632            725          2,985
          SHIP & DEBIT (C)              1,050          1,140          1,298          1,805          5,293
          SHIP & DEBIT (M)                222            297            352            285          1,157

          TOTAL                         2,328          2,128          2,542          2,925          9,924

FY'
97
          WARRANTY (C&M)                  162            114             43             63            382
          STOCK ROTATION                  614            477            507            490          2,088
          (C&M)
          SHIP & DEBIT (C)              2,607          2,641          2,922          3,405         11,575
          SHIP & DEBIT (M)                275            344            227            295          1,140

          TOTAL                         3,658          3,576          3,698          4,252         15,185




FY'
98
          WARRANTY (C&M)                   14             49             46            227            336
          STOCK ROTATION                  638            329            464            342          1,773
          (C&M)
          SHIP & DEBIT (C)              2,975          1,618          1,671            843          7,107
          SHIP & DEBIT (M)                337            311            318            317          1,283

          TOTAL                         3,964          2,307          2,499          1,729         10,499

TOTAL FY'96 THROUGH
FY'98
          WARRANTY (C&M)                  246            212            349            400          1,207
          STOCK ROTATION                2,238          1,448          1,603          1,557          6,846
          (C&M)
          SHIP & DEBIT (C)              6,568          4,901          5,225          4,973         21,667
          SHIP & DEBIT (M)              1,662          1,795          1,842          2,417          7,716

          TOTAL                        10,714          8,356          9,019          9,346         37,436

PRODUCT LIABILITY - NO CLAIMS
FY '96 TO DATE

                                       A_D


SCHEDULE 6.11  SALES BY CUSTOMER BY DEVICE BY QUARTER FOR PREVIOUS FOUR QUARTERS

CUSTOMER        DEVICE         Q298$                 Q398$                  Q498$                  Q199$
--------        ------         -----                 -----                  -----                  -----
ABB                        $      1,765           $      2,414           $        978           $      2,945
ACAL                       $      5,475           $      7,317           $     (1,474)          $      3,877
ACCESS                     $     89,355           $     77,743           $     58,282           $     61,430
ACKERM                     $       --             $       --             $       --             $       --
ACME                       $      1,275           $      1,275           $       --             $        510
ADTRAN                     $     22,595           $      4,850           $     48,709           $    164,772
ADVANC                     $       --             $       --             $        190           $       --
AEG                        $       (140)          $       --             $       --             $       --
ALCATE                     $     13,414           $     19,414           $     39,538           $     33,677
ALEXAN                     $      3,260           $       --             $       --             $          .
ALLELE                     $     (5,587)          $        (80)          $       --             $       --
ALLEN                      $     25,315           $     25,045           $     20,995           $      8,515
ALLIED                     $     47,656           $     26,207           $     25,827           $     10,096
ALLORG                     $     16,681           $      7,228           $       --             $       --
AMERIC                     $       --             $       --             $       --             $       --
AMITRO                     $      1,310           $         (0)          $       --             $       (348)
APC                        $     38,906           $     55,624           $     29,648           $     70,375
APPLIE                     $     41,730           $      6,587           $      8,755           $      4,703
ARRAY                      $     37,459           $     65,250           $    273,156           $     48,114
ARRONZ                     $      2,176           $      3,870           $        367           $      2,072
ARROW                      $  2,175,651           $  1,831,224           $  1,027,365           $  1,184,957
ARROWN                     $     37,781           $     36,175           $     14,220           $     32,060
ARTESY                     $       1850           $      1,485           $      2,195           $      3,575
ASCOM                      $      6.400           $       --             $       --             $       --
ASTEC                      $        300           $        405           $      2,500           $       --
ATT                        $      1,225           $        650           $        350           $       --
AVEX                       $      3,068           $        425           $        655           $      2,960
AVG                        $     17,758           $     38,220           $     29,831           $      5,214
AVIV                       $     14,972           $    (30,929)          $     32,983           $      9,864
AVNAUS                     $     11,735           $     16,223           $     13,708           $      5,816
AVNET                      $    179,444           $    134,472           $    315,029           $     86,578
AVNETG                     $     35,174           $     57,036           $     (2,234)          $      4.185
BAFNA                      $       --             $       --             $      --              $      9,588
BARON                      $       --             $       --             $      1,020           $      --
BASIX                      $     17,478           $      4,850           $      6,587           $    (14,271)
BBS                        $    423,766           $    230,197           $    153,295           $     46,533
BBSAUS                     $     38,379           $     13,310           $     76,250           $     32,284
BBSIN                      $    139,712           $     43,697           $     79,827           $     26,347
BELLMI                     $    155,166           $     33,090           $    169,299           $     17,044
BENCHM                     $        461           $       --             $      1,979           $      1,666
BENNIN                     $      2,037           $      2,702           $      2,687           $      1,599
BENTLY                     $      2,500           $      2,500           $      2,500           $      2,200
BIZERB                     $      2,148           $      1,312           $      1,065           $        490
BLACKC                     $      1,450           $       --             $       --             $       --
BLUEGU                     $      5,100           $     20,238           $     17,600           $        700
BOEING                     $      2,740           $       --             $     13.886           $      3,600
BOSCH                      $     86,660           $     76,163           $     61,830           $     30,221
CARIBE                     $      5,670           $       --             $        543           $        638
CCI                        $     47,674           $    116,464           $    127,189           $      6,823
CED                        $     13,388           $     (2,536)          $        524           $      1,377
CELEST                     $      1,203           $        626           $     12,446           $     (8,707)

                                     PAGE 1
                                      A_D

CERONI                     $      2,800           $       --             $       --             $       --
CHEROK                     $        400           $        200           $       (200)          $       --
CHIP                       $      7,673           $     10,310           $      6,382           $     12,842
CHRYSL                     $    119,000           $    168,560           $    154,718           $    128,875
CIWESC                     $      1,450           $        950           $       --             $       --
CK                         $       --             $       --             $       --             $       --
CLAITR                     $       (435)          $     (1,227)          $       (932)          $       (252)
CMAC                       $      3,070           $        400           $        960           $       --
CMC                        $     11,945           $     16,175           $     13,209           $        980
COLEMA                     $     14,350           $     12,460           $      8,390           $     17,635
COMPAQ                     $      5,600           $        700           $        513           $       --
COMTEK                     $     36,500           $      1,150           $       --             $       --
CURTIS                     $        280           $        240           $        480           $        240
DAAN                       $      7,359           $     24,488           $      2,650           $     11,236
DAE                        $      3,538           $       --             $       --             $       --
DAERYU                     $       --             $       --             $      1,300           $      6,335
DAIMLE                     $      4,385           $      2,317           $      2,692           $       --
DATA                       $      1,830           $     11,610           $      1,200           $       --
DELCO                      $      3,850           $      9,350           $      8,050           $      6,050
DELPHI                     $      1,300           $      2,245           $      1,260           $       --
DELTA                      $      1,222           $      1,404           $      1,700           $      8,107
DELTEC                     $     28,575           $     69,205           $     37,820           $       --
DETEWE                     $       --             $      1,753           $      2,883           $       --
DIALER                     $       --             $       --             $       --             $       --
DIE                        $     70,492           $     69,189           $     63,127           $     83,048
DIG!                       $     37,308           $     49,810           $     38,450           $     38,902
DORNIE                     $       --             $       --             $        997           $       --
DOVATR                     $     38,190           $     26,268           $      2,525           $      7,238
DYNA                       $     (1,148)          $      7,766           $       --             $     (9,983)
DYNALA                     $       --             $       --             $       --             $       --
Total A_D From Sheet Two   $  4,173,066           $  3,416,064           $  3,018,270           $  2,215,331
Total E_M From Sheet Three $  6,136,686           $  6,112,241           $  6,285,574           $  5,512,577
Total N_Z                  $  3,711,266           $  3,872,935           $  3,511,020           $  1,754,844
Grand Total                $ 14,021,019           $ 13,401,240           $ 12,814,864           $  9,482,752

                                     Page 2

                                       E_M

SCHEDULE 6.11 SALES BY CUSTOMER BY DEVICE BY QUARTER FOR PREVIOUS FOUR QUARTERS
CUSTOMER        DEVICE         Q298$                   Q398$                    Q498$                  Q199$
--------        ------         -----                   -----                    -----                  -----
EBV                        $    1,344,295         $     1,338,056        $     1,578,700        $    1,657,993
ECI                        $       62,788         $        56,866        $        50,412        $       18,174
ECKER                      $        6,108         $         2,077        $         4,129        $         -
EDAL                       $      377,956         $       429,984        $       278,541        $       70,269
EDGETE                     $         (627)        $       -              $         -            $         -
EFW                        $        4,432         $         6,660        $         7,833        $        2,237
ELBIT                      $       16,216         $         7,751        $         7,524        $        3,584
ELCOTE                     $       -              $         2,138        $         1,538        $        1,313
ELECTR                     $       74,412         $        39,831        $        89,337        $       37,038
ELISRA                     $       -              $       -              $           930        $          271
ELMO                       $       45,554         $        57,982        $        73,013        $       39,443
ELOP                       $        1,452         $         8,526        $            74        $         -
ELSAG                      $        4,097         $         4,943        $         1,145        $         -
EMPA                       $       11,466         $        23,221        $         3,348        $       23,365
EMPRES                     $       -              $         9,114        $         4,222        $         -
EMULEX                     $        3,290         $           570        $         -            $         -
ERICSS                     $       11,449         $        11,542        $        13,477        $        5,200
ES                         $       42,760         $        21,169        $         4,929        $       30,929
EURODI                     $                      $       -              $         -            $         -
EVERBR                     $        2,450         $         6,335        $         5,120        $        6,055
FARNEL                     $       25,257         $        16,698        $        13,413        $       13,923
FIAR                       $       -              $       -              $         -            $         -
FIBRON                     $       -              $       -              $         -            $         -
FLEXTE                     $       -              $         8,348        $         3,877        $        3,053
FLEXTR                     $       -              $       -              $         -            $        2,633
FLUKE                      $       19,275         $        15,165        $         2,250        $       11,230
FORD                       $          252         $       -              $         -            $         -
FRIWO                      $        2,394         $         4,159        $         2,898        $        3,890
FUTELE                     $       42,326         $        28,826        $        32,500        $       17,911
FUTURE                     $      479,250         $       207,592        $       150,549        $      487,517
GALAXY                     $       54,967         $        20,051        $        38,953        $       71,764
GDY                        $          250         $           250        $         -            $        2,287
GE                         $        2,400         $         2,000        $         2,000        $        3,600
GENERA                     $       -              $        48,450        $        85,025        $      117,857
GERBER                     $       41,119         $        13,988        $        44,490        $       19,086
GOLDEN                     $      100,284         $       135,694        $       121,921        $       39,986
GOLDST                     $        4,640         $         2,060        $         -            $          360
GOVERN                     $       -              $       -              $         -            $          347
GP                         $       -              $           130        $         -            $         -
GPT                        $       17,154         $        24,859        $        11,232        $        8,653
GRAFTE                     $       98,396         $        59,041        $        62,006        $       34,745
GROUP                      $        4,421         $        22,108        $        15,846        $       13,069
GRUNDI                     $       -              $       -              $           618        $       15,680
HAKUTO                     $        1,316         $         1,154        $           638        $         (230)
HAMILT                     $    1,711,641         $     1,952,750        $     2,019,159        $    1,377,229

                                     PAGE 1

                                      E_M

HANA                       $       10,260         $        11,430        $        16,170        $        4,145
HANNA                      $        1,050         $         3,675        $         1,400        $        1,361
HARRIS                     $        -             $            40        $         -            $       -
HCM                        $        3,840         $         1,018        $         -            $         479
HEIDEL                     $       12,611         $        11,770        $         9,970        $       13,860
HELLA                      $       29,927         $        99,890        $       248,464        $      218,207
HEWLET                     $        2,855         $         1,740        $           765        $       -
HINDUS                     $        -             $       -              $         -            $          248
HITRON                     $        -             $       -              $           900        $        1,500
HONEYW                     $       36,063         $        45,217        $        29,632        $       16,692
HR                         $       72,180         $        56,401        $         8,809        $       65,310
HUGHES                     $        2,183         $         5,435        $        19,570        $        7,575
HUGHME                     $       18,426         $        17,105        $        32,891        $       34,581
HUNGCH                     $       -              $           429        $           944        $        2,234
IBM                        $       13,475         $        12,250        $        21,570        $       41,575
IEC                        $      148,810         $       105,047        $       160,759        $      102,233
IGG                        $       -              $       -              $         -            $        -
INDEG                      $       11,940         $           357        $        (1,238)       $      (10,051)
INHWA                      $        1,497         $       -              $           280        $          102
INNOWA                     $       -              $       -              $         -            $          250
INTEL                      $       -              $       -              $           400        $        3,400
INTRAC                     $        1,770         $       -              $         7,970        $          320
IPD                        $       -              $       -              $           625        $        1,250
IPM                        $        5,030         $        29,068        $           388        $        4,186
ITALAM                     $       -              $       -              $           964        $        -
ITALTE                     $      131,553         $        84,934        $        41,405        $       61,257
ITRON                      $        4,000         $         5,000        $         -            $        -
ITT                        $       65,708         $        44,004        $         5,550        $        4,848
JABIL                      $       16,050         $        10,360        $         4,180        $        3,150
JOHNSO                     $          600         $       -              $        -             $        -
KEITHL                     $        2,642         $           947        $         1,481        $          328
KIMBAL                     $          260         $         5,980        $         6,500        $        1,820
KIRYUN                     $       -              $           270        $         5,140        $        1,435
KLIM                       $       44,000         $        26,000        $        -             $        -
KOREA                      $        8,800         $       -              $         3,250        $        2,600
KOSTAL                     $          356         $         2,767        $         3,235        $        2,010
KRYSTA                     $        1,628         $       -              $        -             $        -
KSLTRA                     $       -              $       -              $        1,150$        $        -
KYREL                      $       -              $           375        $        -             $        -
LECROY                     $          510         $       -              $           510        $        -
LEX                        $      113,083         $       146,359        $        36,781        $      167,743
LEXMAR                     $       -              $       -              $         5,850        $        1,800
LG INF                     $       19,119         $       -              $        18,396        $        -
LGELEC                     $       18,436         $         8,531        $        15,924        $       10,691
LGINTE                     $       -              $         4,900        $       100,200        $           28
LITTON                     $       -              $       -              $         1,012        $          712
LMERIC                     $        9,016         $        20,275        $         1,000        $          780

                                     Page 2

                                      E_M

LOCKHE                     $      35,759          $        3,775         $        2,679         $        3,581
LORAIN                     $         480          $        1,970         $          960         $        1,440
LUCAS                      $      57,189          $       54,438         $       53,628         $       30,893
LUCENT                     $     210,304          $      213,604         $      228,061         $      258,372
MACNIC                     $       9,145          $        4,918         $        1,768         $       (3,182)
MAGNET                     $      10,535          $       10,094         $       17,531         $       13,867
MANNES                     $      27,451          $       10,561         $       19,437         $        4,473
MANUFA                     $      11,938          $       12,764         $        4,987         $        1,043
MARCON                     $      20,962          $       13,748         $       77,397         $       57,095
MARELL                     $      31,777          $       46,663         $       57,302         $       38,785
MATRA                      $       9,385          $        6,126         $        6,159         $        9,057
MATROX                     $      -               $          130         $          260         $          390
MAXMEG                     $      -               $          475         $        9,320         $        9,979
MAXON                      $       9,874          $        4,972         $        7,048         $       16,967
MEANS                      $      42,554          $       92,568         $       76,486         $       52,960
MEDISO                     $       1,925          $      -               $          735         $          350
MERCUR                     $       3,700          $        2,290         $      -               $      -
METEX                      $       2,429          $      -               $      -               $        3,168
MF                         $       6,250          $       12,852         $       16,512         $       11,250
MICROM                     $      (1,779)         $       (2,326)        $       (1,378)        $       (1,180)
MICRON                     $       2,328          $        6,601         $        3,169         $       (3,346)
MINCO                      $       1,885          $        7,798         $        1,387         $       12,932
MINIST                     $         672          $          259         $          428         $        1,200
MKTECH                     $      11,500          $      -               $      -               $      -
MKTRAD                     $      93,005          $      134,170         $       78,070         $        5,708
MODINF                     $      -               $      -               $      -               $      -
MOTORO                     $     116,300          $      122,136         $       79,187         $       77,655
Total E_M                  $   6,136,686          $    6,112,241         $    6,285,574         $    5,512,577

                                       N_Z

SCHEDULE 6.11  SALES BY CUSTOMER BY DEVICE BY QUARTER FOR PREVIOUS FOUR QUARTERS

CUSTOMER        DEVICE                 Q298$                    Q398$                 Q498$              Q199$
---------       ------                 -----                    -----                 -----              -----
NAGARE                     $         6,800        $        6,800         $       19,550         $        17,808
NATSTE                     $        53,075        $       37,613         $       56,090         $       168,695
NEWARK                     $        70,989        $       59,263         $       22,905         $        18,165
NEXTLE                     $        66,000        $      -               $      -               $       -
NOKIA                      $       111,620        $       95,420         $       77,550         $        61,135
NORTEL                     $        10,829        $        2,068         $        1,855         $         3,431
NORTHE                     $        42,508        $       28,741         $       27,879         $         3,565
NRI                        $         4,225        $        3,000         $      -               $           722
OKURA                      $        33,421        $       64,840         $       70,641         $         8,026
OUTBOA                     $         3,520        $        4,180         $        3,080         $       -
PACE                       $        52,981        $       22,586         $       55,498         $        43,208
PANTEL                     $         1,240        $        1,470         $      -               $         2,650
PHILIP                     $           525        $          752         $        8,690         $       -
PHOENI                     $         1,645        $        2,910         $        1,240         $         1,750
POWERT                     $       -              $      -               $      -               $         6,250
PRIMEX                     $       -              $      -               $      -               $       -
PROCON                     $        17,276        $        5,845         $        4,607         $         7,416
PROTEC                     $         7,015        $        5,681         $       13,870         $         1,931
QUALIT                     $           480        $          480         $      -               $       -
QUANTA                     $       -              $      -               $      -               $           190
RAYTHE                     $        68,914        $        8,287         $       77,051         $        27,987
RELTEC                     $       -              $      -               $      -               $       -
RF                         $       -              $        1,741         $      -               $       -
ROCKWE                     $        74,026        $      119,319         $       87,609         $        77,550
ROHDE                      $        67,565        $       53,926         $       31,742         $        35,809
SAGEM                      $         3,358        $       12,109         $       24,095         $        13,269
SAMSUN                     $       137,071        $      249,994         $       97,984         $        24,926
SANMIN                     $       -              $          280         $          422         $           761
SAPURA                     $       -              $      -               $      -               $       -
SATURN                     $        11,505        $       12,285         $        8,580         $        24,055
SCHLAF                     $         7,472        $        1,934         $        2,486         $         1,038
SCHLEI                     $           615        $          (18)        $      -               $           397
SCHNEI                     $        27,344        $       47,742         $       61.408         $         5,802
SCI                        $        43,023        $       15,199         $       20,587         $        20,826
SEGYUN                     $       108,097        $       71,145         $       58,115         $        15,559
SEMELA                     $         4,919        $          788         $        4,625         $         2,349
SEMICO                     $           145        $          788         $          128         $           956
SEMTEX                     $         1,575        $      -               $      -               $       -
SEPA                       $           255        $          364         $          925         $       -
SHANGH                     $       -              $      -               $        7,300         $       -
SIAERO                     $           903        $          400         $          285         $           625
SIELEC                     $       -              $      -               $      -               $        19,285
SIEMEN                     $        24,373        $       16,122         $          (77)        $         9,354
SILVER                     $       152,947        $      194,457         $      117,103         $        49,472
SIMPLE                     $        23,984        $       26,073         $       32,775         $        29,368
SIRONA                     $             6        $          308         $      -               $           306
SK                         $       -              $      -               $        4,431         $           125
SMCREA                     $        12,740        $       23,143         $        1,398         $         1,367
SMITHS                     $        52,052        $       92,200         $       86,668         $        91,861
SOLECT                     $        66,980        $       67,316         $       39,983         $        45,551

                                     Page 1

SONEPA                     $       118,628        $        84,807        $      144,392         $        49,550
SPARTO                     $       -              $       -              $      -               $       -
SPOERL                     $       433,460        $       511,125        $      261,368         $       153,939
STADIU                     $        16,655        $        18,768        $       18,774         $       -
STANDA                     $           576        $       -              $      -               $       -
STILL                      $         1,058        $       -              $          700         $         1,686
STN                        $         9,175        $         1,704        $       10,498         $       -
SUNNIC                     $       671,074        $       236,863        $      748,208         $       183,016
TADIRA                     $        69,976        $        53,469        $       61,173         $        65,896
TAIKWA                     $       -              $       -              $      -               $       -
TAISEL                     $           900        $       -              $      -               $       -
TAKACH                     $           372        $           157        $        1,674         $       (11,763)
TAKOSA                     $         1,207        $           (10)       $      -               $       -
TAKUMI                     $        19,745        $        12,437        $          554         $       (34,125)
TALLAH                     $        33,740        $        35,980        $       17,405         $       -
TATUNG                     $           450        $       -              $      -               $       -
TECO                       $       220,178        $       196,888        $      157,416         $        96,533
TECOM                      $           675        $       -              $      -               $       -
TELDIX                     $           820        $       -              $      -               $       -
TELECO                     $       -              $       -              $      -               $         1,206
TELION                     $       -              $       -              $       30,856         $         5,670
TELRAD                     $        65,660        $        54,830        $      108,433         $        39,358
TEMIC                      $        18,975        $        14,759        $        1,000         $         1,375
THOMSO                     $        32,727        $        19,037        $       24,934         $           981
TMX                        $        28,064        $        14,625        $       23,200         $        17,426
TOKYO                      $       -              $       -              $      -               $         4,080
TONFUN                     $           275        $           160        $      -               $       -
TRANS                      $       -              $       -              $      -               $         2,200
TRANSY                     $        11,000        $        33,000        $      -               $       -
TRW                        $       -              $       -              $      -               $       -
UNIDUX                     $       -              $       -              $      -               $           878
UNITE                      $        32,000        $        32,000        $      -               $       -
UNITED                     $           240        $           230        $      -               $       -
UNIVER                     $       -              $       -              $      -               $       -
VARIAN                     $       -              $       -              $      -               $       -
WABCO                      $        22,171        $        21,115        $       28,030         $        25,925
WECAN                      $           375        $       -              $      -               $       -
WELWYN                     $        18,347        $         5,006        $        2,474         $        (2,130)
WESTER                     $       -              $           144        $      -               $
WING                       $       -              $       -              $      -               $        66,441
WKK                        $       -              $       -              $          750         $           375
WYLE                       $       492,174        $     1,171,175        $      740,105         $       242,788
XEROX                      $        16,553        $        (2,880)       $      -               $       -
YUH SI                     $       -              $       -              $      -               $       -
Total N_Z                  $     3,711,266        $     3,872,935        $    3,511,020         $     1,754,844

                                  SCHEDULE 8.9:

                               PRICING REDUCTIONS

1. Commercial Logic Products (North America):

     a. CD4000 - The amount of the price adjustment is equal to 5% of the distributor inventory.

     b. HC/HCT - The amount of the price adjustment is equal to 7% of the distributor inventory.

     c. AC/ACT - The amount of the price adjustment is equal to 19% of the distributor inventory.

     d. FCT - No price adjustment required.

2. Commercial Logic Products (Europe): No price adjustments required.